MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2023 and 2022 and

for the years ended December 31, 2023, 2022 and 2021

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

Massachusetts Mutual Life Insurance Company:

Opinions

We have audited the financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2023 and 2022, and the related statutory statements of operations and changes in surplus, and cash flows for the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the three-year period ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 3 to the financial statements, in 2023, the Company adopted INT 23-01T - Disallowed IMR. Our opinions are not modified with respect to this matter.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
2

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

February 27, 2024

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2023	2022
	(In Millions)
Assets:
Bonds	$144,433	$136,445
Preferred stocks	446	451
Common stocks – subsidiaries and affiliates	25,496	24,683
Common stocks – unaffiliated	1,623	1,477
Mortgage loans	24,021	24,972
Policy loans	15,897	17,054
Real estate	329	355
Partnerships and limited liability companies	12,907	12,296
Derivatives	20,740	22,032
Cash, cash equivalents and short-term investments	11,134	5,568
Other invested assets	2,401	1,865
Total invested assets	259,427	247,198
Investment income due and accrued	5,236	4,223
Federal income taxes	280	231
Net deferred income taxes	1,660	1,229
Other than invested assets	5,670	4,285
Total assets excluding separate accounts	272,273	257,166
Separate account assets	52,593	53,414
Total assets	$324,866	$310,580
Liabilities and Surplus:
Policyholders’ reserves	$167,250	$153,216
Liabilities for deposit-type contracts	19,645	18,089
Contract claims and other benefits	714	701
Policyholders’ dividends	2,150	1,927
General expenses due or accrued	1,049	1,108
Asset valuation reserve	5,989	5,674
Repurchase agreements	3,219	3,042
Commercial paper	50	250
Collateral	2,073	4,065
Derivatives	13,734	14,003
Funds held under coinsurance	22,520	21,916
Other liabilities	5,141	5,364
Total liabilities excluding separate accounts	243,534	229,355
Separate account liabilities	52,455	53,284
Total liabilities	295,989	282,639
Surplus	28,877	27,941
Total liabilities and surplus	$324,866	$310,580

See accompanying notes to statutory financial statements

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Revenue:
Premium income	$25,490	$23,524	19,891
Net investment income	11,043	9,302	8,845
Fees and other income	1,028	1,139	1,253
Total revenue	37,561	33,965	29,989
Benefits, expenses and other deductions:
Policyholders’ benefits	17,369	16,937	11,513
Change in policyholders’ reserves	12,273	10,278	11,649
General insurance expenses	2,333	2,191	2,269
Commissions	1,423	1,324	1,224
State taxes, licenses and fees	329	310	326
Other deductions	1,122	677	810
Total benefits, expenses and other deductions	34,849	31,717	27,791
Net gain from operations before dividends and federal income taxes	2,712	2,248	2,198
Dividends to policyholders	2,131	1,906	1,808
Net gain from operations before federal income taxes	581	342	390
Federal income tax expense (benefit)	116	(64)	72
Net gain from operations	465	406	318
Net realized capital (losses) gains	(490)	326	(534)
Net (loss) income	$(25)	$732	(216)

See accompanying notes to statutory financial statements

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Surplus, beginning of year	$27,941	$26,979	$24,327
Net increase due to:
Net (loss) income	(25)	732	(216)
Change in net unrealized capital gains (losses), net of tax	8	871	3,366
Change in net unrealized foreign exchange capital gains (losses), net of tax	376	(1,739)	(673)
Change in other net deferred income taxes	462	662	544
Change in nonadmitted assets	365	(563)	20
Change in asset valuation reserve	(315)	740	(1,209)
Change in reserve valuation basis	-	(12)	-
Change in surplus notes	(149)	413	841
Change in minimum pension liability	(7)	40	21
Prior period adjustments	173	(44)	31
Other	48	(138)	(73)
Net increase:	936	962	2,652
Surplus, end of year	$28,877	$27,941	$26,979

See accompanying notes to statutory financial statements

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
	December 31,
	2023	2022	2021
	(In Millions)
Cash from operations:
Premium and other income collected	$26,418	$24,719	$20,237
Net investment income	12,269	8,172	9,238
Benefit payments	(17,077)	(16,698)	(11,349)
Net transfers from separate accounts	1,611	4,947	1,129
Commissions and other expenses	(5,208)	(5,292)	(4,557)
Dividends paid to policyholders	(1,908)	(1,806)	(1,688)
Federal and foreign income taxes recovered (paid)	58	5	(849)
Net cash from operations	16,163	14,047	12,161
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	23,801	28,498	37,911
Preferred and common stocks – unaffiliated	290	422	584
Common stocks – affiliated	105	72	45
Mortgage loans	3,621	3,784	4,889
Real estate	5	177	75
Partnerships and limited liability companies	1,830	2,910	1,629
Derivatives	(214)	(384)	(490)
Other	(518)	(655)	198
Total investment proceeds	28,920	34,824	44,841
Cost of investments acquired:
Bonds	(32,278)	(43,003)	(47,343)
Preferred and common stocks – unaffiliated	(316)	(572)	(515)
Common stocks – affiliated	(256)	(624)	(3,966)
Mortgage loans	(2,896)	(2,095)	(5,170)
Real estate	(8)	(13)	(174)
Partnerships and limited liability companies	(2,988)	(3,932)	(4,033)
Derivatives	-	(267)	(66)
Other	153	11	86
Total investments acquired	(38,589)	(50,495)	(61,181)
Net increase in policy loans	1,158	(935)	(522)
Net cash used in investing activities	(8,511)	(16,606)	(16,862)
Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	1,238	806	2,359
Change in surplus notes	(150)	413	607
Change in repurchase agreements	171	241	(1,204)
Change in collateral	(2,024)	(2,089)	574
Other cash (used) provided	(1,321)	2,813	2,570
Net cash (used in) from financing and miscellaneous sources	(2,086)	2,184	4,906
Net change in cash, cash equivalents and short-term investments	5,566	(375)	205
Cash, cash equivalents and short-term investments:
Beginning of year	5,568	5,943	5,738
End of year	$11,134	$5,568	$5,943

See accompanying notes to statutory financial statements

7

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance (DI), individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), MassMutual Strategic Distributors (MMSD), Institutional Solutions (IS) and Worksite distribution channels.

MMFA is a sales force of financial professionals that operate in the U.S. MMFA sells individual life, individual annuities, hybrid life and long-term care (LTC) and DI. The Company’s MMSD channel sells life insurance, disability, annuity, and hybrid life and LTC solutions through a network of third-party distribution partners. The Company’s IS distribution channel places group annuities, life insurance and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life, critical illness, accident insurance and DI, through the workplace.

2.	Summary of significant accounting policies
a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity (HTM)
•	Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes in revenue unless deemed an effective hedge
•	Interest rate and credit default swaps associated with replicated synthetic investment transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities
•	Starting on January 1, 2022, the Company adopted the current expected credit loss (CECL) impairment model for U.S. GAAP, which only applies to financial assets carried at amortized cost, including mortgage and other commercial loans, equipment loans, HTM debt securities, and trade, lease, reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. All financial assets within scope of CECL will have a credit loss allowance. The adopted guidance also changes the incurred loss model on AFS debt securities to be an allowance for credit losses with potential recoverability. Statutory accounting continues to utilize the other-than-temporary impairment(s) (OTTI) model described in Note 2dd.

Policyholders’ liabilities

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•	Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period.

Net realized capital (losses) gains

•	After-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Consolidated Statutory Statements of Changes in Surplus, whereas U.S. GAAP follows the CECL impairment model effective 1/1/2022
•	The overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset
•	Surplus notes are reported in surplus, whereas U.S. GAAP reports these notes as liabilities
•	Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income
•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other

•	Assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, OTTI, the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Corrections of errors and reclassifications

For the years ended December 31, 2023 and 2022, corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2023 and 2022
	Increase (Decrease) to:
	Prior		Current			Asset
	Years’		Year			or Liability
	Net Income		Surplus			Balances
	(In Millions)
	2023	2022	2023	2022		2023	2022
Common stocks -subsidiaries and affiliates	$19	$-	$19	$-		$19	$-
Partnerships and limited liability companies	15	-	15	-		15	-
Derivative assets	-	-	(125)	-		(125)	-
Investment income due and accrued	230	-	230	-		230	-
Policyholders’ reserves	(143)	(65)	(143)	(65)		143	65
Derivative liabilities	-	-	7	-		(7)	-
Other Liabilities	30	25	30	25		30	(25)
Other invested assets	22	-	22	-		22	-
Cash, cash equivalents and short-term investments	-	(4)	-	(4)		-	(4)
Total	$173	$(44)	$55	$(44)	$
c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

On May 28, 2021, the Company, through a wholly owned subsidiary, Glidepath Holdings Inc. (Glidepath), acquired MassMutual Ascend Life Insurance Company (formerly known as Great American Life Insurance Company) and other subsidiaries and affiliated entities (MM Ascend) for $3,570 million in cash. MM Ascend primarily offers traditional fixed and fixed indexed annuity products.

Common stocks of unconsolidated subsidiaries, primarily MMHLLC, Glidepath and MM Investment Holding (MMIH), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC at its underlying U.S. GAAP equity value less adjustments for the limited statutory basis of accounting related to foreign insurance subsidiaries and controlled affiliated entities as well as an adjustment of $620 million as of December 31, 2023 for a portion of its noncontrolling interests (NCI). Glidepath is valued on it is underlying GAAP equity with adjustment to recognize its investment in MM Ascend based on MM Ascend’s underlying statutory surplus, adjusted

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

for any unamortized goodwill that would have been recognized under the statutory purchase method. Operating results, less dividends declared, for MMHLLC, Glidepath and MMIH are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC, Glidepath and MMIH are recorded in net investment income when declared and are limited to MMHLLC, Glidepath and MMIH’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 5c. “Common stocks - subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in net realized capital (losses) gains.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks, net of encumbrances. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

k.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated synthetic investments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

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o.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing equipment, advances and prepayments, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

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r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

s.	Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual -20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Certain individual variable annuity and fixed annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed lifetime withdrawal benefits (GLWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statements of Operations.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 53% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2023 and 56% as of December 31, 2022.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

x.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

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y.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included as net negative (Disallowed) IMR for any admitted portion in other than invested assets. Refer to Note 3. “New accounting standards - Adoption of new accounting standards” for further information on the adoption of INT 23-O1T - Disallowed IMR. Refer to Note 7. “Other than invested assets” for further information on the amount admitted as disallowed IMR.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards.

At the time of retirement, both PRS and PSAR vest according to the original grant terms.

The phantom share price is determined using the enterprise value of each entity within the organization provided it is within a pre-established range calculated using management basis equity method. If outside the range, the maximum or minimum share price established by the management basis equity method would apply, as appropriate.

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bb.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, liabilities for employee benefits and accrued separate account transfers.

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. DI and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital (losses) gains, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital (losses) gains, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

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Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

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Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

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3.	New accounting standards

Adoption of new accounting standards

In June 2022, the NAIC adopted modifications to SSAP No. 25, Affiliates and Other Related Parties and SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications clarify application of the existing affiliate definition and incorporate disclosure requirements for all investments that involve related parties, regardless of whether they meet the affiliate definition. The revisions to SSAP No. 43R also included additional clarifications that the investments from any arrangements that results in direct or indirect control, which include but are not limited to control through a servicer, shall be reported as affiliated investments. The modifications did not have a material effect on the Company’s financial statements.

In August 2023, the NAIC adopted INT 23-01T — Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company as of September 30, 2023 and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted this guidance and the adoption resulted in an admitted disallowed IMR of $1,112 million.

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, and other related SSAPs, effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, the Bond Project.

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset-backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company is currently assessing the impacts of the adopted SSAP No. 26, SSAP No. 43 and other related SSAPs in relation to the financial statements.

In March 2023, the NAIC adopted modifications to SSAP No. 34 – Investment Income Due and Accrued, effective December 31, 2023. The modifications require additional disclosures and data capture related to gross, non-admitted and admitted amounts for interest income due and accrued, deferred interest, and paid-in-kind (PIK) interest.

In August 2023, the NAIC adopted revisions to further clarify the PIK interest disclosure in SSAP No. 34, effective December 31, 2023. The revisions clarify that decreasing amounts to principal balances are first applied to any PIK interest included in the principal balance. The original principal would not be reduced until the PIK interest had been fully eliminated from the balance. The revisions also provide a practical expedient for determining the PIK interest in the cumulative balance by subtracting the original principal/ par value from the current principal/ par value, with the resulting PIK interest not to go less than zero. The modifications did not have a material effect on the Company’s impact of PIK in relation to the financial statements.

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4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2023
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$5,060	$4,744	$-	$4,744	$-
All other governments	1,242	1,092	-	1,062	30
States, territories and possessions	231	229	-	229	-
Political subdivisions	363	353	-	353	-
Special revenue	4,986	4,975	-	4,938	37
Industrial and miscellaneous	122,721	114,598	66	50,893	63,639
Parent, subsidiaries and affiliates	9,830	9,410	-	1,406	8,004
Preferred stocks	446	470	96	-	374
Common stocks - subsidiaries and affiliates	430	430	253	-	177
Common stocks - unaffiliated	1,623	1,623	666	-	957
Mortgage loans - commercial	19,299	17,885	-	-	17,885
Mortgage loans - residential	4,722	4,449	-	-	4,449
Derivatives:
Interest rate swaps	17,292	12,277	-	12,277	-
Options	547	547	68	479	-
Currency swaps	2,831	2,831	-	2,831	-
Forward contracts	13	13	-	13	-
Credit default swaps	1	1	-	1	-
Financial futures	56	56	56	-	-
Cash, cash equivalents and short-term investments	11,134	11,134	782	10,352	-
Separate account assets	52,593	52,593	35,002	15,677	1,914
Financial liabilities:
GICs	16,207	15,550	-	-	15,550
Group annuity contracts and other deposits	2,053	1,841	-	-	1,841
Individual annuity contracts	25,861	24,495	-	-	24,495
Supplementary contracts	942	943	-	-	943
Repurchase agreements	3,219	3,219	-	3,219	-
Commercial paper	50	50	-	50	-
Derivatives:
Interest rate swaps	11,922	12,289	-	12,289	-
Options	35	35	35	-	-
Currency swaps	1,294	1,309	-	1,309	-
Forward contracts	301	303	-	303	-
Credit default swaps	153	152	-	152	-
Financial futures	29	29	29	-	-

Common stocks-subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $25,066 million.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$4,764	$4,428	$-	$4,428	$-
All other governments	1,635	1,385	-	1,323	62
States, territories and possessions	248	241	-	241	-
Political subdivisions	405	388	-	388	-
Special revenue	4,187	4,111	-	4,102	9
Industrial and miscellaneous	117,023	105,791	-	45,812	59,979
Parent, subsidiaries and affiliates	8,183	7,956	-	1,015	6,941
Preferred stocks	451	446	45	-	401
Common stocks - subsidiaries and affiliates	460	460	110	-	350
Common stocks - unaffiliated	1,477	1,477	507	-	970
Mortgage loans - commercial	20,756	19,152	-	-	19,152
Mortgage loans - residential	4,216	3,892	-	-	3,892
Derivatives:
Interest rate swaps	18,287	18,456	-	18,456	-
Options	639	639	31	608	-
Currency swaps	3,071	3,071	-	3,071	-
Forward contracts	14	14	-	14	-
Financial futures	21	21	21	-	-
Cash, cash equivalents and short-term investments	5,568	5,568	420	5,148	-
Separate account assets	53,414	53,414	34,931	16,790	1,693
Financial liabilities:
GICs	14,701	13,803	-	-	13,803
Group annuity contracts and other deposits	2,162	1,890	-	-	1,890
Individual annuity contracts	17,000	16,214	-	-	16,214
Supplementary contracts	1,139	1,140	-	-	1,140
Repurchase agreements	3,042	3,042	-	3,042	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	13,036	18,165	-	18,165	-
Options	6	6	6	-	-
Currency swaps	709	362	-	362	-
Forward contracts	236	236	-	236	-
Interest rate caps and floors	13	13	-	13	-
Credit default swaps	3	3	3	-	-

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $24,223 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as SOFR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset/liability management analysis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2023
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds
Special revenue	-	2	-	2
Industrial and miscellaneous	66	107	172	345
Preferred Stock	24	-	63	87
Common stock - subsidiaries and affiliates	253	-	177	430
Common stock - unaffiliated	666	-	957	1,623
Derivatives
Interest rate swaps	-	17,287	-	17,287
Options	68	479	-	547
Currency swaps	-	2,831	-	2,831
Forward contracts	-	13	-	13
Financial futures	56	-	-	56
Separate account assets	35,002	15,677	1,914	52,593
Total financial assets carried at fair value	$36,135	$36,396	$3,283	$78,814
Financial liabilities:
Derivatives:
Interest rate swaps	$-	$11,922	$-	$11,922
Options	35	-	-	35
Currency swaps	-	192	-	192
Forward Contracts	-	301	-	301
Credit default swaps	-	153	-	153
Financial futures	29	-	-	29
Total financial liabilities carried at fair value	$64	$12,568	$-	$12,632

For the year ended December 31, 2023 and the year ended December 31, 2022, the Company did not have any financial instruments that were carried at net asset value as a practical expedient.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
All other governments	$-	6	-	$6
Special revenue	-	1	-	1
Industrial and miscellaneous	-	85	220	305
Preferred stocks	21	-	47	68
Common stocks - subsidiaries and affiliates	110	-	350	460
Common stocks - unaffiliated	507	-	970	1,477
Derivatives:
Interest rate swaps	-	18,287	-	18,287
Options	31	608	-	639
Currency swaps	-	3,071	-	3,071
Forward contracts	-	14	-	14
Financial futures	21	-	-	21
Separate account assets	34,931	16,790	1,693	53,414
Total financial assets carried at fair value	$35,621	$38,862	$3,280	$77,763
Financial liabilities:
Derivatives:
Interest rate swaps	$-	13,036	-	$13,036
Options	6	-	-	6
Currency swaps	-	122	-	122
Forward contracts	-	236	-	236
Credit default swaps	-	13	-	13
Financial futures	3	-	-	3
Total financial liabilities carried at fair value	$9	$13,407	$-	$13,416

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

26

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit−related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and SOFR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/23										Balance as of 12/31/23
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$220	$(4)	$(10)	$36	$1	$(2)	$(13)	$-	$-	$(56)	$172
Preferred stocks	47	-	11	3	-	-	-	-	-	2	63
Common stocks - subsidiaries and affiliates	350	7	(216)	21	20	(47)	-	48	-	(6)	177
Common stocks - unaffiliated	970	24	(53)	60	26	(29)	(38)	-	-	(3)	957
Separate account assets	1,693	271	-	134	-	(182)	(2)	-	-	-	1,914
Total financial assets	$3,280	$298	$(268)	$254	$47	$(260)	$(53)	$48	$-	$(63)	$3,283

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/22										Balance as of 12/31/22
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$187	$3	$(9)	$19	$9	$-	$(52)	$-	$-	$63	$220
Preferred stocks	18	-	(18)	-	-	-	-	-	-	47	47
Common stocks - subsidiaries and affiliates	253	(13)	110	(793)	980	(65)	(6)	-	-	(116)	350
Common stocks - unaffiliated	753	28	2	327	3	(27)	(112)	-	(3)	(1)	970
Separate account assets	1,894	(174)	-	282	-	(296)	-	-	(13)	-	1,693
Total financial assets	$3,105	$(156)	$85	$(165)	$992	$(388)	$(170)	$-	$(16)	$(7)	$3,280

Other transfers include assets that are either no longer carried at fair value or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds in other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

28

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2023
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$5,060	$70	$385	$4,744
All other governments	1,242	13	163	1,092
States, territories and possessions	231	4	6	229
Political subdivisions	363	7	17	353
Special revenue	4,986	113	125	4,975
Industrial and miscellaneous	122,721	841	8,964	114,598
Parent, subsidiaries and affiliates	9,830	20	439	9,410
Total	$144,433	$1,068	$10,099	$135,401

The December 31, 2023 gross unrealized losses exclude $127 million of losses included in the carrying value. These losses include $126 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2022
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$4,764	$59	$395	$4,428
All other governments	1,635	15	265	1,385
States, territories and possessions	248	2	9	241
Political subdivisions	405	6	23	388
Special revenue	4,187	106	182	4,111
Industrial and miscellaneous	117,023	391	11,623	105,791
Parent, subsidiaries and affiliates	8,183	1	228	7,956
Total	$136,445	$580	$12,725	$124,300

The December 31, 2022 gross unrealized losses exclude $102 million of losses included in the carrying value. These losses include $104 million from NAIC Class 6 bonds and $(2) million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2023		2022
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)
1	Aaa/ Aa/ A	$81,184	56%	$73,290	54%
2	Baa	53,888	37	51,732	38
3	Ba	3,617	3	5,495	4
4	B	2,842	2	2,888	2
5	Caa and lower	2,512	2	2,603	2
6	In or near default	390	-	437	-
	Total	$144,433	100%	$136,445	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

December 31,
	2023				2022
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)
1	$246	95%	$2,020	75%	$391	82%	$1,693	75%
2	-	-	237	9	29	6	202	9
3	1	-	155	6	32	7	160	7
4	5	2	143	5	14	3	83	4
5	7	3	63	2	10	2	81	4
6	-	-	72	3	2	-	12	1
	$259	100%	$2,690	100%	$478	100%	$2,231	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2023 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)
Due in one year or less	$8,289	$7,949
Due after one year through five years	32,923	32,288
Due after five years through ten years	38,086	36,551
Due after ten years	65,135	58,613
Total	$144,433	$135,401
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended
	December 31,
	2023	2022	2021
	(In Millions)
Proceeds from sales	$11,489	$16,097	$21,687
Gross realized capital gains from sales	102	143	406
Gross realized capital losses from sales	(645)	(624)	(135)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2023
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$576	$5	6	$2,067	$380	13
All other governments	26	-	5	882	163	32
States, territories and possessions	10	-	3	98	6	8
Political subdivisions	13	-	3	176	17	10
Special revenue	331	8	27	1,260	118	163
Industrial and miscellaneous	5,762	265	592	65,928	8,840	2,940
Parent, subsidiaries and affiliates	5,042	316	10	2,429	123	21
Total	$11,760	$594	646	$72,840	$9,647	3,187

The December 31, 2023 gross unrealized losses include $127 million of losses included in the carrying value. These losses include $126 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$1,609	$243	15	$1,113	$153	7
All other governments	447	46	33	737	220	27
States, territories and possessions	87	3	11	74	6	3
Political subdivisions	155	13	17	62	10	4
Special revenue	1,477	123	176	291	58	67
Industrial and miscellaneous	51,038	5,265	2,735	27,854	6,471	1,807
Parent, subsidiaries and affiliates	2,575	83	28	1,046	144	11
Total	$57,388	$5,776	3,015	$31,177	$7,062	1,926

The December 31, 2022 gross unrealized losses include $102 million of losses included in the carrying value. These losses include $104 million from NAIC Class 6 bonds and $(2) million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2023 and 2022, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2023, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $17,178 million. Securities in an unrealized loss position for less than 12 months had a fair value of $2,151 million and unrealized losses of $48 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $15,027 million and unrealized losses of $1,261 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2022, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $20,311 million. Securities in an unrealized loss position for less than 12 months had a fair value of $14,684 million and unrealized losses of $892 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $5,624 million and unrealized losses of $894 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2023 or 2022, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $10 million as of December 31, 2023 and December 31, 2022.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ’scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2023, RMBS had a total carrying value of $3,775 million and a fair value of $3,756 million, of which approximately 4%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,326 million and a fair value of $1,312 million. As of December 31, 2022, RMBS had a total carrying value of $2,308 million and a fair value of $2,266 million, of which approximately 8%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $999 million and a fair value of $993 million.

During the year ended December 31, 2023, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2023, total leveraged loans and leveraged loan CDOs had a carrying value of $27,844 million and a fair value of $27,509 million, of which approximately 80%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2022, total leveraged loans and leveraged loan CDOs had a carrying value of $26,332 million and a fair value of $25,664 million, of which approximately 81%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,693 million and fair value of $2,285 million as of December 31, 2023 and a carrying value of $2,669 million and fair value of $2,285 million as of December 31, 2022.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2023	2022
	(In Millions)
Carrying value	$446	$451
Gross unrealized gains	29	9
Gross unrealized losses	(5)	(14)
Fair value	$470	$446
33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $267 million in 19 issuers, $265 million of which was in an unrealized loss position for more than 12 months. As of December 31, 2022, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $245 million in 17 issuers, $55 million of which was in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2023 or 2022.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $201 million as of December 31, 2023 and $323 million as of December 31, 2022.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended
	December 31,
	2023	2022	2021
	(In Millions)
Total revenue	$433	$577	$682
Net income	48	155	106
Assets	12,653	12,870	14,270
Liabilities	10,515	11,090	12,636
Shareholder’s equity	2,138	1,780	1,634

In 2023, C.M. Life did not pay any dividends to MassMutual and paid $163 million in dividends to MassMutual in 2022.

In 2023, MassMutual did not make any contributions to C.M. Life and contributed capital of $50 million to C.M. Life in 2022.

MMHLLC, a wholly-owned subsidiary of MassMutual, is the parent of subsidiaries that include Barings LLC (Barings) and deals in markets that include retail and institutional asset management entities and registered broker dealers.

The MMHLLC statutory carrying value was $17.6 billion, which included $106 million of nonadmitted asset adjustments as of December 31, 2023 and $17.2 billion as of December 31, 2022, which included $151 million nonadmitted asset adjustments.

34

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended
	December 31,
	2023	2022	2021
	(In Billions)
Total revenue	$3.4	$3.6	$4.9
Net income	0.7	0.6	1.7
Assets	27.2	27.2	25.5
Liabilities	9.1	8.2	7.6
Member’s equity	18.1	18.9	17.9

MMHLLC paid $730 million in dividends to MassMutual for the year ended December 31, 2023, $450 million of which were declared in 2022, and paid $604 million in dividends to MassMutual for the year ended December 31, 2022, $344 million of which were declared in 2021.

MMHLLC declared an additional $630 million in dividends to MassMutual for the year ended December 31, 2023, which will be paid in 2024.

MassMutual contributed capital of $235 million to MMHLLC for the year ended December 31, 2023 and $660 million for the year ended December 31, 2022.

Summarized below is certain U.S. GAAP financial information for Glidepath:

	As of and for the Years Ended December 31,
	2023	2022
	(In Billions)
Total revenue	$0.8	$1.2
Net income (loss)	0.8	1.0
Assets	53.4	51.0
Liabilities	51.5	48.8
Member’s equity	1.9	2.2

Summarized below is certain U.S. GAAP financial information for MMIH:

	As of and for the Years Ended
	December 31,
	2023	2022	2021
	(In Billions)
Total revenue	$0.4	$0.3	$0.3
Net income	0.1	0.1	0.1
Assets	10.1	9.3	8.8
Liabilities	8.2	7.6	7.0
Member’s Equity	1.9	1.7	1.8
35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,905 million as of December 31, 2023 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. “Related party transactions”.

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2023	2022
	(In Millions)
Adjusted cost basis	$1,268	$1,198
Gross unrealized gains	407	317
Gross unrealized losses	(52)	(38)
Carrying value	$1,623	$1,477

As of December 31, 2023, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $308 million in 30 issuers, $289 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2022, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $268 million in 68 issuers, $78 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2023 or 2022.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $106 million as of December 31, 2023 and $135 million as of December 31, 2022.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2023 and 2022, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2023 or 2022.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31, 2023		December 31, 2022
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$19,162	$17,766	$20,662	$19,065
Mezzanine loans	137	119	94	87
Total commercial mortgage loans	19,299	17,885	20,756	19,152
Residential mortgage loans:
FHA insured and VA guaranteed	1,833	1,699	2,304	2,128
Other residential loans	2,889	2,750	1,912	1,764
Total residential mortgage loans	4,722	4,449	4,216	3,892
Total mortgage loans	$24,021	$22,334	$24,972	$23,044
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2023
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$4,957	$508	$1,042	$6,507	34%
Apartments	5,064	417	235	5,716	30
Industrial and other	2,765	25	24	2,814	15
Hotels	1,742	82	92	1,916	10
Retail	2,276	-	70	2,346	12
Total	$16,804	$1,032	$1,463	$19,299	100%

	December 31, 2022
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$6,843	$-	$34	$6,877	33%
Apartments	5,437	447	-	5,884	28
Industrial and other	3,447	26	-	3,473	17
Retail	2,449	-	-	2,449	12
Hotels	1,982	91	-	2,073	10
Total	$20,158	$564	$34	$20,756	100%

More than 87% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81% for the year ended December 31, 2023. As of December 31, 2022, more than 97% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81%.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2023
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$6,014	$9,680	$2,156	$875	$437	$19,162
Mezzanine loans	-	80	57	-	-	137
Total commercial mortgage loans	6,014	9,760	2,213	875	437	19,299
Residential mortgage loans:
FHA insured and VA guaranteed	1,832	-	-	-	-	1,832
Other residential loans	-	2,759	23	108	-	2,889
Total residential mortgage loans	1,832	2,759	23	108	-	4,722
Total mortgage loans	$7,846	$12,519	$2,236	$983	$437	$24,021
38

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$7,632	$10,300	$2,306	$354	$70	$20,662
Mezzanine loans	-	37	57	-	-	94
Total commercial mortgage loans	7,632	10,337	2,363	354	70	20,756
Residential mortgage loans:
FHA insured and VA guaranteed	2,299	5	-	-	-	2,304
Other residential loans	61	1,832	19	-	-	1,912
Total residential mortgage loans	2,360	1,837	19	-	-	4,216
Total mortgage loans	$9,992	$12,174	$2,382	$354	$70	$24,972

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 80% as of December 31, 2023 and 100% as of December 31, 2022.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2023
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$3,904	66%
United Kingdom	2,110	51%
New York	1,894	66%
Texas	1,812	56%
Illinois	1,444	56%
Washington	1,018	70%
District of Columbia	929	82%
All other	6,190	72%
Total commercial mortgage loans	$19,301	66%

All other consists of 30 jurisdictions, with no individual exposure exceeding $878 million.

39

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$4,632	50%
New York	2,157	54%
United Kingdom	2,008	48%
Texas	1,867	54%
Illinois	1,472	51%
Washington	1,114	53%
District of Columbia	1,041	58%
All other	6,465	55%
Total commercial mortgage loans	$20,756	53%

All other consists of 31 jurisdictions, with no individual exposure exceeding $897 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	Years Ended December 31,
	2023		2022
	Low	High	Low	High
Commercial mortgage loans	1.8%	12.9%	1.7%	11.7%
Residential mortgage loans	2.2%	11.8%	2.2%	11.7%
Mezzanine mortgage loans	5.3%	14.4%	5.3%	13.3%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2023		2022
	Low	High	Low	High
Commercial mortgage loans	4.3%	11.0%	2.6%	11.7%
Residential mortgage loans	4.2%	11.8%	2.6%	11.7%
Mezzanine mortgage loans	5.5%	8.0%	12.2%	13.3%
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2023 and as of December 31, 2022:

	December 31, 2023
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$465	$537	$624	$(157)	$24
Total	465	537	624	(157)	24
Total impaired commercial mortgage loans	$465	$537	$624	$(157)	$24

	December 31, 2022
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$14	$15	$17	$-	$1
Total	14	15	17	-	1
Total impaired commercial mortgage loans	$14	$15	$17	$-	$1

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2023 or 2022. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $855 million as of December 31, 2023 and $1,264 million as of December 31, 2022.

41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2023	2022
	(In Millions)
Held for the production of income	$355	$351
Accumulated depreciation	(94)	(78)
Encumbrances	(285)	(285)
Held for the production of income, net	(24)	(12)
Held for sale	76	76
Accumulated depreciation	(74)	(74)
Held for sale, net	2	2
Occupied by the Company	566	574
Accumulated depreciation	(215)	(209)
Occupied by the Company, net	351	365
Total real estate	$329	$355

Depreciation expense on real estate was $31 million for the year ended December 31, 2023, $36 million for the year ended December 31, 2022 and $91 million for the year ended December 31, 2021.

g.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,	December 31,
	2023	2022
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$2,001	$2,090
Common stocks - unaffiliated	3,462	3,353
Real estate	2,382	2,212
Bonds/preferred stock	735	1,058
Other	1,718	1,144
Mortgage loans	2,096	1,930
Surplus notes	385	389
LIHTCs	128	120
Total	$12,907	$12,296

The Company held 13 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $63 million as of December 31, 2023, and eight affiliated partnerships and limited liability companies in a loss position with accumulated losses of $75 million as of December 31, 2022.

The Company’s unexpired tax credits expire within a range of less than 1 year to 12 years.

42

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company recorded tax credits on these investments of $55 million for the year ended December 31, 2023 and $52 million for the year ended December 31, 2022. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 4.4% for future benefits of two years to 3.9% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded $14 million of impairments for the year ended December 31, 2023.

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held replicated synthetic investments with a notional amount of $31,687 million as of December 31, 2023 and $31,264 million as of December 31, 2022, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments: including interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 45 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the

43

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $421 million as of December 31, 2023 and $2,427 million as of December 31, 2022. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $309 million as of December 31, 2023 and $634 million as of December 31, 2022. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $5,003 million as of December 31, 2023 and $5,518 million as of December 31, 2022.

The Company had the right to rehypothecate or repledge securities totaling $1,444 million of the $421 million as of December 31, 2023 and $770 million of the $2,417 million as of December 31, 2022 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2023 or December 31, 2022.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2023
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$17,292	$177,596	$11,922	$128,949
Options	547	11,727	35	248
Currency swaps	2,831	28,593	1,294	14,672
Forward contracts	13	993	301	9,162
Credit default swaps	1	81	153	7,902
Financial futures	56	674	29	257
Total	$20,740	$219,664	$13,734	$161,190
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$18,287	$134,714	$13,036	$136,705
Options	639	14,529	6	-
Currency swaps	3,071	27,615	709	14,814
Forward contracts	14	1,250	236	7,287
Credit default swaps	-	-	13	1,580
Financial futures	21	2,334	3	369
Total	$22,032	$180,442	$14,003	$160,775

The average fair value of outstanding derivative assets was $22,228 million for the years ended December 31, 2023 and $18,766 million for the years ended December 31, 2022. The average fair value of outstanding derivative liabilities was $14,607 million for the years ended December 31, 2023 and $10,938 million for the years ended December 31, 2022.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,	December 31,
	2023	2022
	(In Millions)
Due after one year through five years	$7,983	$1,580
Total	$7,983	$1,580

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2023	2022
	(In Millions)
Open interest rate swaps in a fixed pay position	$130,853	$128,337
Open interest rate swaps in a fixed receive position	170,817	137,686
Other interest related swaps	4,875	5,396
Total interest rate swaps	$306,545	$271,418
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2023
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$(267)	$118
Currency swaps	101	(309)
Options	31	(96)
Credit default swaps	(39)	(24)
Forward contracts	(62)	(66)
Financial futures	(107)	9
Total	$(343)	$(368)

	Year Ended
	December 31, 2022
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	(717)	846
Currency swaps	69	2,204
Options	(6)	385
Credit default swaps	2	(17)
Forward contracts	853	(222)
Financial futures	(902)	(15)
Total	$(702)	$3,181

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2021
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$(451)	$458
Currency swaps	(25)	1,094
Options	(126)	74
Credit default swaps	2	-
Forward contracts	109	216
Financial futures	(315)	92
Total	$(806)	$1,934

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2023			December 31,2022
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)

Gross	$20,740	$13,734	$7,006	$22,032	$14,003	$8,029
Due and accrued	1,371	2,387	(1,016)	733	1,689	(956)
Gross amounts offset	(19,063)	(19,063)	-	(15,378)	(15,378)	-
Net asset	3,048	(2,943)	5,990	7,387	314	7,073
Collateral Posted	(3,438)	(3,017)	(421)	(4,821)	(2,394)	(2,427)
Net	$(390)	$(5,959)	$5,569	$2,566	$(2,080)	$4,646

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $3,221 million as of December 31, 2023 and $3,042 million as of December 31, 2022. As of December 31, 2023, the maturities of these agreements ranged from January 8, 2024 through March 14, 2024 and the interest rates ranged from 5.52% to 5.6%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $3,230 million as of December 31, 2023 and $3,049 million as of December 31, 2022.

47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s maximum amount and ending balance for repurchase agreements accounted for as secured borrowing for the years ended:

	December 31,
	2023		2022
	Maximum	Ending	Maximum	Ending
	balance	balance	balance	balance
	(In Millions)
From 1 week to 1 month	$596	$-	$773	$398
Greater than 1 month to 3 months	3,247	2,136	3,227	2,644
Greater than 3 months to 1 year	1,088	1,085	1,937	-
Total	$4,931	$3,221	$5,937	$3,042

The following presents the Company’s cash collateral and the fair value of security collateral received for the years ended:

	December 31,
	2023		2022
	Cash	Securities	Cash	Securities
	(In Millions)
Total	$69	$16	$-	$-
48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bonds	$7,275	$5,215	$4,437
Preferred stocks	27	22	17
Common stocks - subsidiaries and affiliates	1,115	878	717
Common stocks - unaffiliated	111	102	55
Mortgage loans	1,102	1,118	1,145
Policy loans	1,058	1,141	1,103
Real estate	70	79	162
Partnerships and LLCs	957	1,014	1,171
Derivatives	(84)	464	539
Cash, cash equivalents and short-term investments	363	80	61
Other	184	35	18
Subtotal investment income	12,178	10,148	9,425
Amortization of the IMR	(51)	(50)	150
Net gains from separate accounts	3	-	-
Investment expenses	(1,087)	(796)	(730)
Net investment income	$11,043	$9,302	$8,845
49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital (losses) gains

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended
	December 31,
	2023	2022	2021
	(In Millions)
Bonds	$(720)	$(889)	$199
Preferred stocks	-	(6)	9
Common stocks - subsidiaries and affiliates	24	(13)	10
Common stocks - unaffiliated	15	64	147
Mortgage loans	(73)	(41)	(7)
Real estate	3	127	24
Partnerships and limited liability companies	(314)	(355)	(413)
Derivatives	(344)	(701)	(806)
Other	(7)	(74)	7
Net realized capital losses (gains) before federal and state taxes and deferral to the IMR	(1,416)	(1,888)	(830)
Net federal and state tax benefit (expense)	281	94	(86)
Net realized capital losses before deferral to the IMR	(1,135)	(1,794)	(916)
Net after tax deferred to the IMR	645	2,120	382
Net realized capital (losses) gains	$(490)	$326	$(534)

OTTI, included in the realized capital losses, consisted of the following:

Years Ended December 31,
2023		2022	2021
(In Millions)
Bonds	$(178)	$(416)	$(80)
Preferred stock	-	(6)	-
Common stocks- subsidiaries and affiliates	(1)	-	-
Common stocks - unaffiliated	-	(2)	(11)
Mortgage loans	(13)	(4)	(17)
Partnerships and LLCs	(353)	(183)	(483)
Total OTTI	$(545)	(611)	(591)

The Company recognized OTTI of $15 million for the year ended December 31, 2023 and $14 million for the year ended December 31, 2022 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

50

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilized internally-developed models to determine less than 1% of the $178 million of bond OTTI for the year ended December 31, 2023, less than 1% of the $416 million of bond OTTI for the year ended December 31, 2022 and less than 1% of the $80 million of bond OTTI for the year ended December 31, 2021. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

51

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (“IRA”) was signed into law and includes certain corporate income tax provisions. Impacts to the Company could include the imposition of a corporate alternative minimum tax (“CAMT”) applicable to tax years beginning after December 31, 2022. The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average group wide adjusted financial statement income over $1 billion in the prior three-year period (2020-2022). As of the reporting date, the Company has determined that it is not an applicable corporation and therefore not liable for CAMT in 2023. The United States Treasury Secretary and the IRS have been authorized to issue further guidance and intend to publish proposed regulations in 2024.

The Company provides for DTAs in accordance with statutory accounting practices, and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

52

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,943	$740	$4,683
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	3,943	740	4,683
DTAs nonadmitted	(82)	-	(82)
Subtotal net admitted DTA	3,861	740	4,601
Total gross DTLs	(2,009)	(932)	(2,941)
Net admitted DTA(L)	$1,852	$(192)	$1,660

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,444	$742	$4,186
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	3,444	742	4,186
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	3,444	742	4,186
Total gross DTLs	(2,045)	(912)	(2,957)
Net admitted DTA(L)	$1,399	$(170)	$1,229

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$499	$(2)	$497
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	499	(2)	497
DTAs nonadmitted	(82)	-	(82)
Subtotal net admitted DTA	417	(2)	415
Total gross DTLs	36	(20)	16
Net admitted DTA(L)	$453	$(22)	$431
53

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$90	$90
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	1,570	-	1,570
2. Adjusted gross DTA allowed per limitation threshold	4,081	-	4,081
Lesser of lines 1 or 2	1,570	-	1,570
Adjusted gross DTAs offset by existing DTLs	2,291	650	2,941
Total admitted DTA realized within 3 years	$3,861	$740	$4,601

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$63	$63
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,287	-	1,287
2. Adjusted gross DTA allowed per limitation threshold	4,005	-	4,005
Lesser of lines 1 or 2	1,287	-	1,287
Adjusted gross DTAs offset by existing DTLs	2,158	678	2,836
Total admitted DTA realized within 3 years	$3,445	$741	$4,186

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$27	$27
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	283	-	283
2. Adjusted gross DTA allowed per limitation threshold	76	-	76
Lesser of lines 1 or 2	283	-	283
Adjusted gross DTAs offset by existing DTLs	133	(28)	105
Total admitted DTA realized within 3 years	$416	$(1)	$415
54

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2023	2022
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	850%	860%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$27,207	$26,703

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	79%	-%	79%

	December 31, 2022
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	69%	-%	69%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	10%	-%	10%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

55

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$111	$(92)	$69
Foreign income tax expense on operating earnings	5	28	3
Total federal and foreign income tax expense (benefit) on operating earnings	116	(64)	72
Federal income tax expense (benefit) on net realized capital gains (losses)	(268)	(106)	43
Total federal and foreign income tax expense (benefit)	$(152)	$(170)	$115
56

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2023	2022	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$1,779	$1,522	$257
Policy acquisition costs	931	856	75
Nonadmitted assets	320	305	15
Pension and compensation related items	73	49	24
Policyholders’ dividends	234	218	16
Investment items	207	224	(17)
Expense items	66	59	7
Other	333	211	122
Total ordinary DTAs	3,943	3,444	499
Nonadmitted DTAs	82	-	82
Admitted ordinary DTAs	3,861	3,444	417
Capital
Unrealized investment losses	434	397	37
Expense items	18	18	-
Investment items	288	327	(39)
Total capital DTAs	740	742	(2)
Admitted capital DTAs	740	742	(2)
Admitted DTAs	4,601	4,186	415
DTLs:
Ordinary
Reserve items	143	212	(69)
Unrealized investment gains	1,128	1,104	24
Deferred and uncollected premium	309	295	14
Pension items	64	68	(4)
Investment items	-	5	(5)
Other	365	361	4
Total ordinary DTLs	2,009	2,045	(36)
Capital
Unrealized investment gains	808	821	(13)
Investment items	124	91	33
Total capital DTLs	932	912	20
Total DTLs	2,941	2,957	(16)
Net admitted DTA	$1,660	$1,229	$431
57

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Net DTA(L)	$512	$520	$201
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(38)	105	343
Tax-effect of changes from investment transfers	(12)	37	-
Change in net deferred income taxes	$462	$662	$544

As of December 31, 2023, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has $241 million in tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
	21%	21%	21%
Provision computed at federal statutory rate	$(175)	$(325)	$(92)
Expense items	(4)	19	(38)
Foreign governmental income taxes	5	28	3
Investment items	(248)	(188)	(135)
Nonadmitted assets	(15)	(10)	4
Tax credits	(222)	(293)	(95)
Other	45	(63)	(76)
Total statutory income tax benefit	$(614)	$(832)	$(429)
Federal and foreign income tax expense (benefit)	$(152)	$(170)	$115
Change in net deferred income taxes	(462)	(662)	(544)
Total statutory income tax benefit	$(614)	$(832)	$(429)

The Company received refunds of federal income taxes in the amounts of $58 million in 2023 and $5 million in 2022 and paid $849 million in 2021.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2023, $29 million related to 2022, and $124 million related to 2021.

58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. MassMutual and its eligible U.S. subsidiaries also file income tax returns in various states and foreign jurisdictions. MassMutual and its eligible U.S. subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Tax Agreement). The Tax Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Tax Agreement provides MassMutual with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Tax Agreement provides MassMutual with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. In accordance with the Tax Agreement, future corporate alternative minimum tax (CAMT) is outside of the scope to the general tax allocation method and, consequently any future CAMT liability shall be allocated solely to MassMutual.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2023	$214
Gross change related to positions taken in prior years	-
Gross change related to settlements	-
Gross change related to positions taken in current year	14
Gross change related to lapse of statutes of limitations	-
Balance, December 31, 2023	$229

Included in the liability for unrecognized tax benefits as of December 31, 2023, are $215 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2023 includes $9 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $8 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $32 million as of December 31, 2023 and $24 million as of December 31, 2022. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the year 2013 and prior. The 2014-2016 tax years are in the process of going to Appeals for 3 carryforward issues.   The IRS completed its examination of 2017-2018 tax years and is being transferred to Appeals. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2023 and 2022, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets
a.	Admitted negative (disallowed) IMR

As of December 31, 2023, the Company had $1,112 million of negative (disallowed) IMR in aggregate and in the general account.

As of December 31, 2023, the Company had $1,112 million of negative (disallowed) IMR admitted in the general account.

As of December 31, 2023, the calculated adjusted general capital and surplus was $26,015 million.

59

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 4%.

The following represents allocated gains (losses) previously deferred to the IMR from derivatives:

December 31, 2023
(In Millions)
Realized capital gains	2,940
Realized capital losses	(3,935)
Total allocated gains (losses) to IMR from derivatives	$(995)

When the Company sells bonds and recognizes losses due to interest-rate related factors, and the realized losses are transferred to the IMR, the sales proceeds are generally used for reinvestment as governed by prudent asset liability management (ALM) policies and procedures. Such sales of bonds are intermittently used to meet liquidity needs and managed within the ALM framework.

IMR losses for fixed income related derivatives were in accordance with documented risk management procedures, as well as the Company’s derivative use plans, and reflect the same historical treatment of derivative gains reversed to IMR and amortized rather than immediately recognized as realized gain upon termination.

b.	Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third-party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,825 million as of December 31, 2023 and $2,619 million as of December 31, 2022.

The cash surrender value is allocated by the following investment categories:

	December 31,
	2023	2022
Other invested assets	45%	39%
Bonds	28	32
Stocks	17	16
Cash and short-term investments	7	10
Real estate	3	3
	100%	100%
60

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2023		2022
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$154	$88	$163	$103
Ordinary renewal	1,258	1,220	1,159	1,145
Group life	10	10	10	10
Total	$1,422	$1,318	$1,332	$1,258

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $57,978 million as of December 31, 2023 and $59,911 million as of December 31, 2022 for which gross premium was less than net premium.

61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Policyholders’ liabilities
a.	Policyholders’ reserves

The Company had life insurance in force of $953,410 million as of December 31, 2023 and $907,462 million as of December 31, 2022.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2023				2022
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual life	$80,071	2.5%	-	6.0%	$74,960	2.5%	-	6.0%
Group annuities	19,737	1.0%	-	11.8%	18,692	1.0%	-	11.8%
Individual universal and variable life	25,346	3.5%	-	6.0%	25,180	3.5%	-	6.0%
Individual annuities	34,055	1.0%	-	11.8%	23,575	1.0%	-	11.8%
Group life	4,178	3.0%	-	4.0%	6,382	3.0%	-	4.0%
Disabled life claim reserves	1,856	3.0%	-	6.0%	1,831	3.0%	-	6.0%
Disability active life reserves	1,504	3.0%	-	6.0%	2,118	3.0%	-	6.0%
Other	503	2.5%	-	6.0%	478	2.5%	-	6.0%
Total	$167,250				$153,216

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

62

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2023				2022
	Amount	Interest Rates			Amount	Interest Rates
	(In Millions)
GICs:
Note programs	$12,376	0.6%	-	5.6%	$10,813	0.5%	-	5.6%
Federal Home Loan Bank of Boston	2,111	0.8%	-	3.4%	2,111	0.8%	-	3.4%
Municipal contracts	1,720	0.0%	-	7.2%	1,777	0.2%	-	7.3%
Supplementary contracts	2,978	1.0%	-	6.0%	2,909	1.0%	-	6.0%
Dividend accumulations	439	3.0%	-	3.5%	455	3.0%	-	3.0%
Other deposits	21	4.0%	-	8.0%	24	4.0%	-	8.0%
Total	$19,645				$18,089

Note program

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note program, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes are currently issued from the Company’s $16.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

MassMutual has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1,955 million as of December 31, 2023. MassMutual’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by MassMutual’s internal limit. MassMutual’s unused capacity was $3,889 million as of December 31, 2023. As a member of FHLB Boston, MassMutual held common stock of FHLB Boston with a statement value of $92 million as of December 31, 2023 and $92 million as of December 31, 2022.

63

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $216 million as of December 31, 2023 and $339 million as of December 31, 2022. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2023, the Company’s GICs by expected maturity year were as follows (in millions):

2024	$2,584
2025	2,790
2026	3,386
2027	1,887
2028	1,689
Thereafter	3,871
Total	$16,207

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2023	2022
	(In Millions)
Claim reserves, beginning of year	$2,232	$2,175
Less: Reinsurance recoverables	367	308
Net claim reserves, beginning of year	1,865	1,867
Claims paid related to:
Current year	(14)	(14)
Prior years	(333)	(335)
Total claims paid	(347)	(349)
Incurred related to:
Current year’s incurred	375	324
Current year’s interest	9	8
Prior year’s incurred	(79)	(54)
Prior year’s interest	68	69
Total incurred	373	347
Net claim reserves, end of year	1,891	1,865
Reinsurance recoverables	651	367
Claim reserves, end of year	$2,542	$2,232

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $79 million decrease in the prior years’ incurred claims for 2023 and the $54 million decrease in the prior years’ incurred claims for 2022 were generally the result of differences between actual termination experience and statutorily prescribed termination tables. In 2023, claim experience included normal claim volume with higher terminations, resulting in a reduction to the incurred reserve from favorable experience, while 2022 claims incurred was due to maturing LTC business partially offset by a corresponding increase in reinsurance recoverable.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2023	2022
	(In Millions)
Disabled life claim reserves	$1,856	$1,831
Accrued claim liabilities	33	33
Net claim reserves, end of year	$1,889	$1,864
65

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain individual variable annuity and fixed index annuity products have additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GLWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company approved asset-allocation strategy. Election of these benefit guarantees is generally only available at contract issue.

The following shows the changes in the liabilities for GMDB, GMIB, GMAB and GLWB (in millions):

Liability as of January 1, 2022	$42
Incurred guarantee benefits	18
Paid guarantee benefits	(5)
Liability as of December 31, 2022	55
Incurred guarantee benefits	2
Paid guarantee benefits	(8)
Liability as of December 31, 2023	$49

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB, GMIB, GMAB and GLWB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2023			December 31, 2022
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained	Value	at Risk	Attained
	($ In Millions)
GMDB	$8,572	$25	66	$8,685	$199	66
GMIB Basic	449	7	73	466	21	72
GMIB Plus	1,240	448	69	1,198	505	68
GMAB	1,400	20	63	1,552	84	62
GLWB	94	15	75	97	22	74

As of December 31, 2023, the GMDB account value above consists of $3,712 million of Modco assumed within the separate accounts. As of December 31, 2022, the GMDB account value above consists of $3,600 million of Modco assumed within the separate accounts.

Account values of variable annuity contracts with GMDB, GMIB, GMAB and GLWB are summarized below:

	December 31,
	2023			2022
	Separate	General		Separate	General
	Account	Account	Total	Account	Account	Total
	(In Millions)
GMDB	$7,437	$1,135	$8,572	$7,426	$1,259	$8,685
GMIB Basic	434	15	449	445	21	466
GMIB Plus	1,240	-	1,240	1,198	-	1,198
GMAB	1,368	32	1,400	1,516	37	1,553
GLWB	94	-	94	97	-	97
66

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2023	2022
	(In Millions)
Beginning balance	$5,154	$4,601
Net liability increase	332	553
Ending balance	$5,486	$5,154

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Direct premium	$34,223	$35,530	$30,907
Premium assumed	977	1,013	1,112
Premium ceded	(9,711)	(13,019)	(12,128)
Total net premium	$25,490	$23,524	$19,891
Ceded reinsurance recoveries	$1,842	$1,540	$1,699
Assumed losses	$425	$330	$356

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2023	2022
	(In Millions)
Reinsurance reserves:
Assumed	$6,476	$551
Ceded	(47,326)	(47,416)
Ceded amounts recoverable	$324	$329
Benefits payable on assumed business	$65	$40
Funds held under coinsurance
Ceded	$22,520	$21,916

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2023 include $9,219 million associated with life insurance policies, $6,497 million for LTC, $22,659 million for annuity, $14 million for disability and $6 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2022 include $9,016 million associated with life insurance policies $5,998 million for LTC, $32,381 million for annuity, $15 million for disability and $6 million for group life and health.

For the year ended December 31, 2023, the Company decreased its gross LTC policyholders’ premium deficiency reserve by $590 million primarily through a combination of various assumption changes to reflect the risk inherent in the cash flows of this business. The majority of the risk is ceded to unaffiliated reinsurers resulting in the ceded policyholders’ premium deficiency reserves decreasing by $295 million. The total net impact of the change is $295 million, which was recorded as a decrease to policyholders’ liabilities on the Statutory Statements of Financial Position and a decrease to change in policyholders’ reserves on the Statutory Statements of Operations.

For the year ended December 31, 2022, the Company decreased its gross LTC policyholders’ premium deficiency reserve by $165 million primarily through a combination of various assumption changes to reflect the risk inherent in the cash flows of this business. The majority of the risk is ceded to unaffiliated reinsurers resulting in the ceded policyholders’ premium deficiency reserves decreasing by $345 million. The total net impact of the change is $180 million, which was recorded as an increase to policyholders’ liabilities on the Statutory Statements of Financial Position and an increase to change in policyholders’ reserves on the Statutory Statements of Operations.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2023
	(In Millions)
	Direct	Ceded	Net
LTC premium deficiency reserves, beginning of year	$4,390	$(3,910)	$480
Assumption changes	(590)	295	(295)
LTC premium deficiency reserves, end of year	$3,800	$(3,615)	$185

As of December 31, 2023, one reinsurer accounted for 29% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 21%. The Company continues to monitor its morbidity risk ceded to one reinsurer for its LTC business, in which 72% of the reserves are held in trust.

On July 5, 2023, the Company recaptured approximately $16 million of statutory reserves reinsured on a yearly renewable term (YRT) basis for certain closed blocks of LTC business and reinsured on a coinsurance basis a portion of this product resulting in ceding $692 million statutory reserves to a different reinsurer. The recapture settlement of $17 million relieved the reinsurer of all obligations under the YRT agreement and resulted in an offset to premiums and disability benefits. As part of the coinsurance transaction, the Company transferred $657 million of premium to the reinsurer.

The Company holds invested assets associated with funds withheld that are managed externally, as of December 31, 2023 and 2022, these assets, at carry value, included:

	December 31,
	2023	2022
	(In Millions)
Bonds	$15,215	$14,955
Preferred stocks	79	70
Mortgage loans	1,043	1,473
Partnerships and LLCs	51	126
Cash, cash equivalents and short-term investments	946	361
Total	$17,334	$16,985
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics
a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2023 are illustrated below:

Individual annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$570	$-	$-	$570	1%
At book value less current surrender charge of 5% or more	32,552	-	-	32,552	61
At fair value	-	-	8,058	8,058	15
Total with market value adjustment or at fair value	33,122	-	8,058	41,180	77
At book value without adjustment (minimal or no charge or adjustment)	3,905	-	-	3,905	7
Not subject to discretionary withdrawal	8,302	-	-	8,302	16
Total	$45,329	$-	$8,058	$53,387	100%
Reinsurance ceded	11,323	-	-	11,323
Total, net of reinsurance	$34,006	$-	$8,058	$42,064
Amount included in book value moving to at book value without adjustment after statement date	1,304	-	-	1,304

Group annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$13,547	$-	$-	$13,547	20%
At fair value	-	10,694	20,623	31,317	45
Total with market value adjustment or at fair value	13,547	10,694	20,623	44,864	65
At book value without adjustment (minimal or no charge or adjustment)	311	376	-	687	1
Not subject to discretionary withdrawal	23,544	-	-	23,544	34
Total	$37,402	$11,070	$20,623	$69,095	100%
Reinsurance ceded	17,690	-	-	17,690
Total, net of reinsurance	$19,712	$11,070	$20,623	$51,405
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Deposit-type contracts

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$2,479	$-	$-	$2,479	8%
At fair value	-	-	9,332	9,332	30
Total with market value adjustment or at fair value	2,479	-	9,332	11,811	38
At book value without adjustment (minimal or no charge or adjustment)	2,704	-	-	2,704	8
Not subject to discretionary withdrawal	17,038	-	-	17,038	54
Total	$22,221	$-	$9,332	$31,553	100%
Reinsurance ceded	2,576	-	-	2,576
Total, net of reinsurance	$19,645	$-	$9,332	$28,977

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2023 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$19,712
Policyholders’ reserves – individual annuities	34,005
Liabilities for deposit-type contracts	19,645
Subtotal	73,362
Separate Account Annual Statement:
Annuities	39,751
Other annuity contract deposit-funds and GICs	9,332
Subtotal	49,083
Total	$122,445
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2023 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$22,384	$22,381	$22,439
Universal life with secondary guarantees	1,710	1,520	7,088
Other permanent cash value life insurance	-	79,893	84,398
Variable life	1	1	1
Variable universal life	888	886	938
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	2,971
Accidental death benefits	-	-	3
Disability - active lives	-	-	192
Disability - disabled lives	-	-	311
Miscellaneous reserves	-	-	975
Total (gross: direct + assumed)	$24,983	$104,681	$119,316
Reinsurance Ceded	4,479	5,166	9,219
Total (net)	$20,504	$99,515	$110,097

Separate Account with Guarantees

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,549	$1,549	$1,549
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,549	1,549	1,549
Total (net)	$1,549	$1,549	$1,549

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$1	$1	$2
Variable universal life	1,657	1,629	1,645
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,658	1,630	1,647
Total (net)	$1,658	$1,630	$1,647
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2023 is as follows:

	Guaranteed
		Nonindexed
		Less Than/	Non
	Indexed	Equal to	Guarantee	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2023	$-	$-	$4,769	$4,769
Reserves at December 31, 2023:
For accounts with assets at:
Fair value	$-	$11,447	$39,284	$50,731
Amortized cost/book value	-	1,549	-	1,549
Subtotal SIA Reserves	-	12,996	39,284	52,280
Nonpolicy liabilities	-	-	175	175
Total Separate Account Liabilities	$-	$12,996	$39,459	$52,455
Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$11,447	$39,284	$50,731
At book value without market value adjustment and current surrender charge of less than 5%	-	1,549	-	1,549
Subtotal	-	12,996	39,284	52,280
Nonpolicy liabilities	-	-	175	175
Total Separate Account Liabilities	$-	$12,996	$39,459	$52,455

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

73

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$1,935	$4,205	$3,971
Transfers from separate accounts	(9,387)	(14,220)	(11,152)
Subtotal	(7,452)	(10,015)	(7,181)
Reconciling adjustments:
Miscellaneous	4,278	3,481	4,537
Net deposits on deposit-type liabilities	1,573	1,939	1,202
Net transfers from separate accounts	$(1,601)	$(4,595)	$(1,442)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

11.	Debt

MassMutual issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1,000 million with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by MassMutual. The Notes have a carrying value and face amount of $50 million as of December 31, 2023 and $250 million as of December 31, 2022. Notes issued in 2023 had interest rates ranging from 4.36% to 5.40% with maturity dates ranging from 1-36 days. Interest expense for commercial paper was $7 million for the year ended December 31, 2023 and $5 million for the year ended December 31, 2022.

MassMutual has a $1,500 million, five-year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. During December 2022, the facility was renewed and the scheduled maturity is December 16, 2027. The facility includes two one-year extension options that may be exercised with proper notification as set forth in the agreement. The facility has an upsize option for an additional $500 million. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2023 and 2022, MassMutual was in compliance with all covenants under the credit facility. For the years ended December 31, 2023 and 2022, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2023 and December 31, 2022.

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

a.	Pension plans

The Company sponsors funded and unfunded noncontributory defined benefit pension plans for its eligible employees, agents and retirees.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The funded qualified defined benefit plan generally provides benefits under a cash balance formula based on age, service and salary during the participants’ careers. Certain eligible participants may be entitled to benefits under a legacy defined benefit formula. The Company’s policy is to fund the qualified pension plan in accordance with the Employee Retirement Income Security Act of 1974. There were no contributions in 2023 and 2022.

b.	Defined contribution plans

The Company sponsors funded qualified defined contribution plans and unfunded nonqualified deferred compensation thrift savings plans for its employees, agents and retirees. Defined contribution plan expense for 2023 and 2022 was $56 million and $52 million, respectively.

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For eligible employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account (RHRA), which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other eligible current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

d.	Benefit obligations

Accumulated and projected benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation as of that date.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans. Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, mortality and expected retirement age.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2023	2022	2023	2022
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)
Accumulated benefit obligation	$2,634	$2,590	$313	$315

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2023	2022	2023	2022
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)
Projected benefit obligation, beginning of year	$2,590	$3,099	$315	$374
Service cost	86	97	7	10
Interest cost	125	86	15	11
Actuarial (gains) losses	21	44	(14)	(10)
Benefits paid	(222)	(180)	(14)	(14)
Change in discount rate	34	(565)	4	(56)
Change in actuarial assumptions	-	9	-	-
Projected benefit obligation, end of year	$2,634	$2,590	$313	$315

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25-basis point change in the discount rate results in approximately a $59 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate.

e.	Plan assets

The assets of the qualified pension plan are invested in a MassMutual group annuity contract and in the MassMutual Pension Plan Trust (Pension Trust). The group annuity contract includes a general investment account (GIA). As of December 31, 2023 and 2022, GIA assets managed by the Company were $229 million and $168 million, respectively. The Company was rated AA+ by Standards and Poor’s as of December 31, 2023..

The Company’s overall objective is to manage the assets in a liability framework where investments are selected that are expected to have similar changes in fair value as the related liabilities will have upon changes in interest rates. The company invests in a portfolio of both return-seeking and liability-hedging assets, to achieve long-term growth and to insulate the funded position from interest rate volatility.

76

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The target range allocations are based on two broad categories, return-seeking (generally equities and alternative investments) and liability-hedging (generally fixed income). The return-seeking allocation range is 46% to 54% and liability-hedging range is 46% to 54%. Of the return-seeking assets, the range is 35% to 55% global public equity and 45% to 65% alternatives. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 9% of the plan assets as of December 31, 2023 and 7% as of December 31, 2022.

The following presents the change in plan assets:

	December 31,
	2023	2022	2023	2022
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)
Plan assets, beginning of year	$2,483	$3,053	$2	$2
Actual return on plan assets	230	(415)	-	-
Employer contributions	30	25	14	14
Benefits paid	(222)	(180)	(14)	(14)
Other	-	-	2	-
Plan assets, end of year	$2,521	$2,483	$4	$2

The GIA is designed to provide stable, long-term investment growth. Investments in the GIA are stated at contract value. Contract value is the amount participants would receive if they were to initiate certain transactions under the terms of the plan. It provides for a stated return on principal invested over a specified period and permits withdrawals at contract value for benefit payments, loans, or transfers.

Investments in the Pension Trust are stated at fair value. Noninterest bearing cash is stated at cost value.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. “Fair Value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Cash, cash equivalents and short-term investments: Short-term investments are stated at cost, which is equal to fair value. Foreign currencies are stated at cost and adjusted for foreign currency gains and losses.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

Bonds: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

Mutual funds: Mutual funds are valued at the daily closing price as reported by the fund. Certain mutual funds held by the plan are registered with the SEC and are required to publish their daily NAV. These mutual funds held by the Plan are deemed to be actively traded and are therefore classified as Level 1. The remaining mutual funds do not publish their daily NAV and are therefore classified as Level 2.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Collective investment trusts: Valued using the NAV per unit. The net asset value per unit of the funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day and therefore is classified as NAV practical expedient.

Real estate investment trusts: Real estate investment trusts are valued using the plan’s pro-rata interest in the fund and does not have a lock-up period, a funding commitment, or a specific redemption period but are dependent upon the liquidation of underlying assets. Therefore, these investments are classified as NAV practical expedient.

Hedge funds: Hedge funds are based on the plan’s pro rata interest in the fund and have a 45-day redemption period and therefore classified as NAV practical expedient.

Limited partnerships – Private equity/venture capital: The plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments are accounted for at fair value as described in the partnership’s audited financial statements. These funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments.

Limited partnerships – Real estate: The plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. These funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments.

Limited partnerships – Hedge: The Plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The hedge funds can be redeemed semi-annually with 95 days’ notice. There are no lockups or funding commitments.

Other investments: Investments included in this category include asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Closing prices are not available on the active market. Fair value is determined using models such as matrix pricing and therefore, these securities are classified as Level 2.

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The following tables set forth by level, within the fair value hierarchy, the plan’s assets at fair value as of December 31, 2023 and 2022.

	Fair Value as of December 31, 2023
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Cash, cash equivalents, and short-term investments	$76	-	-	-	76
Government securities	-	486	-	-	486
Bonds	-	371	-	-	371
Mutual funds	471	-	-	-	471
Real estate investment trusts	-	-	-	54	54
Hedge funds	-	-	-	31	31
Limited partnerships
Private equity/venture capital	-	-	-	480	480
Real estate	-	-	-	120	120
Hedge	-	-	-	205	205
Other investments	-	12	-	-	12
Total	$547	$869	$-	$890	$2,306

Plan assets measured at contract value and non-interest bearing cash are excluded from the preceding table.

	Fair Value as of December 31, 2022
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Cash, cash equivalents, and short-term investments	$5	$24	$-	$-	$29
Mutual funds	458	293	-	-	751
Collective investment trusts	-	63	-	-	63
Hedge funds	-	-	-	27	27
Limited partnerships
Private equity/venture capital	-	-	-	414	414
Real estate	-	-	-	135	135
Hedge	-	-	-	185	185
Debt Instruments:
Corporate and other bonds	-	331	-	-	331
Other:
Government securities	-	378	-	-	378
Other	-	2	-	-	2
Total pension trust assets	$463	$1,091	$-	$761	$2,315
Total General Investment Account	-	-	168	-	168
Total	$463	$1,091	$168	$761	$2,483
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2023	2022	2023	2022
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)
Projected benefit obligation	$(2,634)	$(2,590)	$(313)	$(315)
Plan assets	2,521	2,483	4	2
Projected benefit obligation funded status	$(113)	$(107)	$(309)	$(313)

The qualified pension plan was overfunded by $312 million as of December 31, 2023 and $296 million as of December 31, 2022. The nonqualified pension plans are not funded and have total projected benefit obligations of $425 million as of December 31, 2023 and $403 million as of December 31, 2022.

The qualified pension plan nonadmitted pension plan asset was $653 million as of December 31, 2023 and $678 million as of December 31, 2022.

The Company intends to fund $56 million in 2024 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2023	2022	2021	2023	2022	2021
	Pension			Other Postretirement
	Benefits			Benefits
	(In Millions)
Service cost	$86	$97	$110	$7	$9	$10
Interest cost	125	86	77	15	10	9
Expected return on plan assets	(169)	(194)	(183)	-	-	-
Amortization of unrecognized (gains) and losses	27	9	39	(9)	(1)	-
Amortization of unrecognized prior service benefit	-	-	-	(5)	(6)	(6)
Total net periodic cost/(benefit)	$69	$(2)	$43	$8	$12	$13

The expected future pension and other postretirement benefit payments which reflect expected future service are as follows:

		Other
	Pension	Postretirement
	Benefits	Benefits
	(In Millions)
2024	$199	$19
2025	201	20
2026	206	20
2027	204	21
2028	209	21
2029-2033	1,055	109

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	Years Ended December 31,
	2023	2022	2021	2023	2022	2021
	Pension			Other Postretirement
	Benefits			Benefits
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.85%	5.00%	2.85%	4.85%	5.05%	2.80%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	5.00%	5.00%	5.00%	4.85%	5.05%	2.80%
Net periodic benefit cost:
Discount rate	5.00%	2.85%	2.50%	5.05%	2.80%	2.45%
Expected long-term rate of return on plan assets	7.00%	6.50%	6.50%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	5.00%	5.00%	5.00%	5.05%	2.80%	2.45%

The discount rate used to determine the benefit obligations as of year end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2023	2022	2021
Weighted average grant date fair value:
PSARs granted during the year	$145.77	$243.40	$141.86
PRS granted during the year	145.67	238.54	153.38
Intrinsic value (in thousands):
PSARs options exercised	65,810	135,219	124,551
PRS liabilities paid	45,600	70,029	48,298
Fair value of shares vested during the year	64,779	136,945	246,047
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS
		Weighted Average			Weighted Average
	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)
Outstanding as of
December 31, 2021	4,510	$130.23	4.1	1,070	$122.41	2.5
Granted	808	243.40		168	238.54
Exercised	(1,616)	119.34		(288)	98.47
Forfeited	(308)	155.09		(78)	137.13
Outstanding as of
December 31, 2022	3,394	160.09	4.0	872	151.41	2.4
Granted	2,762	145.77		1,002	145.67
Exercised	(1,329)	130.59		(252)	116.36
Forfeited	(788)	239.79		(37)	180.80
Outstanding as of
December 31, 2023	4,039	144.46	4.4	1,585	152.73	2.1
Exercisable as of
December 31, 2023	28	$139.51	3.9	9	$149.59	2.1

The PSARs compensation was an expense of $17 million for the year ended December 31, 2023 and an expense of $(34) million for the year ended December 31, 2022 and an expense of $253 million for the year ended December 31, 2021. The PSARs accrued compensation liability was $13 million as of December 31, 2023 and $99 million as of December 31, 2022.The unrecognized compensation expense related to nonvested PSARs awards was $20 million for the year ended December 31, 2023, $19 million for the year ended December 31, 2022 and $108 million for the year ended December 31, 2021. The weighted average period over which the expense is expected to be recognized is 4.4 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $96 million for the year ended December 31, 2023 and $31 million for the year ended December 31, 2022 and $77 million for the year ended December 31, 2021. The PRS accrued compensation liability was $148 million for the year ended December 31, 2023 and $99 million for the year ended December 31, 2022. The unrecognized compensation expense related to nonvested PRS awards was $87 million as of December 31, 2023, $56 million as of December 31, 2022 and $77 million as of December 31, 2021 respectively. The weighted average period over which the expense is expected to be recognized is 2.1 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2023:

Issue	Face	Carrying	Interest	Maturity	Scheduled Interest
Date	Amount	Value	Rate	Date	Payment Dates
	($ In Millions)
03/01/1994	50	50	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	193	193	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	130	129	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	263	263	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	258	254	4.500%	04/15/2065	Apr 15 & Oct 15
03/23/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1
10/11/2019	838	597	3.729%	10/15/2070	Apr 15 & Oct 15
04/16/2020	700	697	3.375%	04/15/2050	Apr 15 & Oct 15
06/26/2020	600	820	5.077%	02/15/2069	Feb 15 & Aug 15
03/01/2021	200	232	5.077%	02/15/2069	Feb 15 & Aug 15
11/18/2021	675	670	3.200%	12/01/2061	Jun 1 & Dec 1
12/01/2022	500	500	5.672%	12/01/2052	Jun 1 & Dec 1
Total	$4,882	$4,876

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2023, the unapproved interest was $44 million. Through December 31, 2023, the Company paid cumulative interest of $2,609 million on surplus notes. Interest of $231 million was approved and paid during the year ended December 31, 2023.

The anticipated sinking fund payments that are due for the notes issued in 1994 are $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012, 2015, 2017, 2019, 2020, 2021 or 2022.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2023, 2022 and 2021. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2023, 2022 and 2021.

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bond conversions and refinancing	$1,460	$1,177	$729
Transfer of partnerships and limited liability companies to partnerships and limited liability companies	277	620	-
Change in market value of corporate owned life insurance asset	217	(46)	272
Stock conversions	202	13	107
Transfer of mortgage loans to bonds	132	-	-
Bonds transferred to partnerships and limited liability companies	122	441	-
Transfer of partnerships and limited liability companies to bonds	100	187	-
Transfer of mortgage loans to short-term investments	60	-	-
Transfer of stocks to partnerships and limited liability companies	38	-	-
Net investment income payment in-kind bonds	14	12	16
Accrued discount on mortgage loans	10	-	-
Transfer of partnerships and limited liability companies to stocks	3	-	-
Transfer of bonds to mortgage loans	-	626	-
Transfer of partnerships and limited liability companies to common stocks - subsidiaries and affiliates	-	227	-
Transfer of common stocks unaffiliated to common stocks - subsidiaries and affiliates	-	97	-
Transfer of mortgage loans to partnerships and limited liability companies	-	40	11
Deferred gain on real estate	-	16	-
Premium income recognized for group annuity contracts	-	-	1,237
Bonds received as consideration for group annuity contracts	-	-	(1,231)
Premium ceded in exchange for invested assets	-	-	(514)
Bonds transferred in exchange for premium	-	-	511
Surplus notes issued in exchange for bonds	-	-	233
Bonds received as consideration for surplus notes	-	-	(233)
Transfer of bonds to cash equivalent	-	-	150
Exchange of mortgage loans for other assets	-	-	18
Transfer of stocks to partnerships	-	-	4
Preferred stock transferred in exchange for premium ceded	-	-	3
Common stock received as consideration for group annuity contracts	-	-	(6)
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies
a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other long-term care insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

The long-term impact of the COVID-19 pandemic is dependent on numerous factors including, but not limited to, the length and severity of the pandemic, the efficacy and rate of vaccine adoption and therapeutics, the responses to the pandemic taken by governments and private sector businesses, and the impacts on MassMutual’s policyholders, employees and counterparties. At its height, the pandemic led to significant economic disruption, including significant volatility in the U.S. and international markets, which had an adverse effect on MassMutual’s business. The extent to which the COVID-19 pandemic continues to impact MassMutual’s business will depend on future developments which are highly uncertain, including the emergence of future variants of COVID-19 and the efficacy of vaccines in the broader population (including with respect to future variants).

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $93 million for the year ended December 31, 2023 and $91 million for the year ended December 31, 2022. Net operating leases are net of sublease receipts of $5 million for the year ended December 31, 2023 and $3 million for the year ended December 31, 2022.

For the years ended December 31, 2023 and December 31, 2022, the company has not entered into any sale-leaseback transactions with any unrelated parties.

Future minimum commitments for all lease obligations as of December 31, 2023 were as follows:

		Affiliated	Nonaffiliated
	Gross	Subleases	Subleases	Net
	(In Millions)
2024	$85	$2	$4	$79
2025	73	2	4	67
2026	58	2	4	52
2027	52	2	2	48
2028	48	1	2	45
Thereafter	304	-	7	297
Total	$620	$9	$23	$588
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

b.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters is inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2023, the Company had approximately $800 million of these unsecured funding commitments to its subsidiaries and $261 million as of December 31, 2022. The unsecured commitments are included in private placements in the table below. As of December 31, 2023 and 2022, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $77 million as of December 31, 2023 and approximately $77 million as of December 31, 2022. As of December 31, 2023 and 2022, the Company did not have any funding requests attributable to these letter of credit arrangements.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, the Company had the following outstanding commitments:

	2024	2025	2026	2027	2028	Thereafter	Total
	(In Millions)
Private placements	$3,803	$1,770	$2,620	$1,236	$373	$727	$10,529
Mortgage loans	402	361	588	63	80	77	1,571
Partnerships and LLC	1,703	1,055	951	961	336	1,226	6,232
LIHTCs (including equity contributions)	-	-	-	-	1	42	43
Total	$5,908	$3,186	$4,159	$2,260	$790	$2,072	$18,375

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2023 and 2022, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2023 and 2022, the Company had no outstanding obligations to any obligor attributable to these guarantees.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2023.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for its wholly-owned subsidiary Barings, if the subsidiary is unable to pay.	-	The liabilities for these plans of $564 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life and MML Bay State Life).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Guarantee	The construction lender for an office building in London, UK required a cost overrun guarantee equivalent to 8% of the total budgeted cost (£6 million). The Company will only be responsible for its pro rata share of any cost overruns with a maximum additional commitment of approximately £3 million.	-	£9 million
Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$135 million with the right to increase the line to $175 million.
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

MassMutual has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where MassMutual, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

MassMutual has agreements with its subsidiaries and affiliates, including Insurance Road LLC, Copper Hill LLC, MML Investment Advisers LLC, The MassMutual Trust Company, FSB, MassMutual International LLC and Baring International Investment Limited, where MassMutual receives revenue for certain recordkeeping and other services that MassMutual provides to customers who select, as investment options, mutual funds managed by these affiliates.

MassMutual has agreements with its subsidiaries, Barings, MML Investment Advisers LLC and MassMutual Intellectual Property LLC, which provide investment advisory services and licensing agreements to MassMutual.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$425	$366	$364
Investment advisory income	16	18	23
Recordkeeping and other services	11	16	20
Fee expense:
Investment advisory services	221	236	240
Royalty and licensing fees	84	71	58

The Company reported amounts due from subsidiaries and affiliates of $132 million as of December 31, 2023 and $103 million as of December 31, 2022. The Company reported amounts due to subsidiaries and affiliates of $39 million as of December 31, 2023 and $33 million as of December 31, 2022. Terms generally require settlement of these amounts within 30 to 90 days.

The Company held debt issued by MMHLLC that amounted to $2,144 million as of December 31, 2023 and $2,315 million as of December 31, 2022. The Company recorded interest income on MMHLLC debt of $125 million in 2023 and $94 million in 2022. The notes maturing as of June 2022 were refinanced at 5.00% for $257 million. The notes maturing as of December 15, 2023 were refinanced at 5.75% for $380 million. A new note was issued on December 22, 2023 with a maturity date of December 22, 2030 at 5.90% for $375 million.

As of December 31, 2023, MMIH and C.M. Life, together, provided financing of $5,500 million, $5,253 million and $247 million respectively, for MMAF that can be used to finance ongoing asset purchases. MMIH provided financing of $5,253 million as of December 31, 2023 and $5,253 million as of December 31, 2022. During 2022, MMAF borrowed $2,244 million and repaid $1,123 million under the credit facility. During 2023, MMAF borrowed $2,271 million and repaid $2,203 million under the credit facility. Outstanding borrowings under the facility were $4,824 million as of December 31, 2023 and $3,703 million as of December 31, 2022. Interest for these borrowings was $131 million for the year ended December 31, 2023 and $86 million for the year ended December 31, 2022. The floating rate borrowings bear interest at a spread over the 30 day LIBOR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2023, Jefferies borrowed $79 million and repaid $79 million under the credit facility. During 2022, Jefferies borrowed $225 million and repaid $225 million under the credit facility. As of December 31, 2023, there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2023, had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2023, MassMutual made capital contributions of $13 million to HavenTech Asia.

In 2023, MassMutual made capital contributions of $116 million to ITPS Holdings LLC.

In 2023, MassMutual made capital contributions of $88 million to MassMutual Mortgage Lending LLC, $50 million to MMIH Bond Holdings LLC, and $13 million to MML CM LLC.

In 2023, MassMutual purchased $531 million of private placement corporate assets from C.M. Life.

In 2022, Insurance Road LLC paid $90 million in dividends and a $123 million return of capital to MassMutual.

In 2022, MassMutual made capital contributions of $17 million to MassMutual International LLC.

In 2022, MassMutual made capital contributions of $35 million to ITPS Holding LLC.

In 2022, MassMutual transferred its ownership in Martello Re to MMHLLC of ($58) million.

In 2022, MassMutual transferred its ownership of partnerships and LLCs to MMHLLC of $194 million.

In 2022, MassMutual made contributions to DPI Acres Capital for $154 million.

In 2022, MassMutual made contributions of $27 million to downstream subsidiaries.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, Modco and yearly renewable term agreements on life insurance and annuity products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

Effective December 31, 2020, MassMutual provides C.M. Life a stop-loss coverage to transfer a specific interest rate risk. All Odyssey fixed-deferred annuity contracts issued by C.M. Life are covered under this agreement. C.M. Life pays an annual premium to MassMutual. If the coverage is triggered, there will be a settlement at year end from MassMutual to C.M. Life. The maximum total liability of MassMutual under the agreement is $200 million over seven years.

As of December 31, 2023, the net reinsurance amounts due to C.M. Life and MML Bay State were $29 million and as of December 31, 2022, the net reinsurance amounts due to C.M. Life and MML Bay State were $53 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Premium assumed	$43	$44	$49
Modco adjustments, included in fees and other income	24	12	11
Expense allowance on reinsurance assumed, included in commissions	(13)	(13)	(13)
Policyholders’ benefits	(108)	(88)	(144)
Experience refunds (paid) received	1	(1)	-
Accrual for stop-loss agreement	-	(18)	-

The Company currently has one longevity swap reinsurance agreement with Rothesay Life Plc on certain inforce annuity products. Under this agreement, the Company is the reinsurer and Rothesay Life Plc is the cedent.

The following table summarizes the related party transactions between the Company and Rothesay Life Plc:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Premium assumed	$(248)	$(203)	$(165)
Policyholders’ benefits	235	192	157

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16f. “Guarantees” for information on the guarantees.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2023 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

C.M. Life

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual Investment Holding, LLC

MassMutual International, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

MML CM LLC

Glidepath Holdings Inc

ITPS Holding LLC

MM/Barings Mutifamily TEBS 2020 LLC

MM Direct Private Investments Holding LLC

MassMutual Ventures Europe/APAC I GP, LLC

MassMutual Ventures US IV, GP, LLC

DPI-ACRES Capital LLC

Amherst Long Term Holdings, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

Trad Investments LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

Low Carbon Energy Holding

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures Holding LLC

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MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

Sleeper Street LLC

MM Asset Management Holding LLC

MM Catalyst Fund LLC

Aland Royalty Holdings LP

GASL Holdings LLC

Barings Asset-Based Income Fund (US) LP

Babson Capital Global Special Situation Credit Fund 2

Barings Global Real Assets Fund LP

Barings Global Special Situations Credit Fund 3

Barings North American Private Loan Fund LP

Marco Hotel LLC

HB Naples Golf Owner LLC

RB Apartments LLC

Subsidiaries of MassMutual International LLC

MassMutual Solutions LLC

Yunfeng Financial Group Limited

MassMutual Asia Limited (SPV)

Subsidiaries of CML CM LLC

Blueprint Income LLC

Flourish Digital Assets LLC

Flourish Financial LLC

Flourish Holding Company LLC

Flourish Technologies LLC

Subsidiaries of Glidepath Holdings Inc

Great American Life Insurance Company

AAG Insurance Agency, LLC

Annuity Investor Life Insurance Company

Great American Advisors, LLC

Manhattan National Holding Corporation

Subsidiaries of MassMutual Ventures Holding LLC

MassMutual Ventures US I LLC

MassMutual Ventures US II LLC

MassMutual Ventures US III LLC

MassMutual Ventures US IV LLC

MassMutual Ventures UK LLC

MassMutual Ventures Southeast Asia I LLC

MassMutual Ventures Southeast Asia II LLC

MassMutual Ventures Management LLC

MassMutual Ventures SEA Management Private Limited (an indirect subsidiary of Subsidiary of MassMutual Ventures Holding LLC)

Athens Fund Management LLC

Open Alternatives LLC

MML Investors Services, LLC

MMLISI Financial Alliances, LLC

MML Insurance agency, LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Real Estate Acquisitions LLC

Barings Asset Management (Asia) Holdings Limited

Barings Multifamily Capital Holdings LLC

Barings Australia Real Estate Holdings Pty Ltd

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Investment Services Limited

Barings Global Advisers Limited

Barings European Core Property Fund GP Sàrl

Barings BME GP Sàrl

Barings Core Fund Feeder I GP S.à.r.l.

Barings Investment Fund (LUX) GP S.à r.l

Barings GPC GP S.à.r.l

Barings Umbrella Fund (LUX) GP S.à.r.l

GPLF4(S) GP S.à r. l

PREIF Holdings Limited Partnership

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Subsidiaries of MassMutual Investment Holding

MML Management Corporation

MassMutual Asset Finance LLC

MMIH Bond Holdings LLC

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2014-A

MMAF Equipment Finance LLC 2017-A

MMAF Equipment Finance LLC 2017-B

MMAF Equipment Finance LLC 2018-A

MMAF Equipment Finance LLC 2019-A

MMAF Equipment Finance LLC 2019-B

MMAF Equipment Finance LLC 2020–A

MMAF Equipment Finance LLC 2020–B

MMAF Equipment Finance LLC 2021-A

MMAF Equipment Finance LLC 2022-A

MMAF Equipment Finance LLC 2022-B

Rozier LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for controlled affiliates of the Company:

		As of December 31, 2023
	CUSIP	Gross Value	Non-admitted	Admitted	Latest Filing	2022 Approved Valuation	Filing Code	Valuation Method Disallowed?
	($ in Millions)
MassMutual Holding LLC	57543#-11-8	$17,592	$-	$17,592	8/30/2023	$17,227	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	25	-	25	6/30/2023	25	Sub-2	No
MM Investment Holding	G5695@10-8	687	-	687	7/12/2023	659	Sub-2	No
MM Investment Holding	G5695@11-6	1,162	-	1,162	7/12/2023	1,071	Sub-2	No
Glidepath Holdings Inc	37930@-10-5	3,643	-	3,643	11/11/2022	3,475	Sub-2	No
Aggregate Total		$23,109	$-	$23,109		$22,457
19.	Subsequent events

Management of the Company has evaluated subsequent events through February 27, 2024, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements, except for:

On January 17, 2024, MassMutual issued a $650 million funding agreement with a 4.85% fixed rate and a 5-year maturity.

On January 29, 2024, MassMutual issued a $300 million funding agreement with a floating rate based on the Secured Overnight Financing Rate and a 3-year maturity.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2023	$53,672,524	$-	$53,672,524	$51,118,891	$(2,553,633)	$51,118,891	$42,903,097
September 30, 2023	24,928,010	-	24,928,010	24,065,666	(862,344)	24,065,666	21,743,474
June 30, 2023	16,432,523	-	16,432,523	15,955,963	(476,560)	15,955,963	15,431,923
March 31, 2023	56,797,193	-	56,797,193	45,999,577	(10,797,616)	45,999,577	39,477,567
December 31, 2022	47,152,655	-	47,152,655	42,630,344	(4,522,311)	42,630,344	35,962,545
September 30, 2022	23,315,048	-	23,315,048	22,016,070	(1,298,978)	22,016,070	19,284,696
June 30, 2022	17,306,639	-	17,306,639	15,826,391	(1,480,248)	15,826,391	13,534,918
March 31, 2022	30,135,997	-	30,135,997	23,857,778	(6,278,218)	23,857,778	23,674,371
December 31, 2021	6,658,614	-	6,658,615	6,490,508	(168,107)	6,490,508	6,369,198
September 30, 2021	4,061,382	-	4,061,382	3,955,723	(105,659)	3,955,723	3,595,213
June 30, 2021	11,352,643	-	11,352,642	10,386,581	(966,063)	10,386,581	11,323,900
March 31, 2021	11,247,256	-	11,247,257	5,074,493	(6,172,764)	5,074,493	5,237,174
December 31, 2020	16,071,907	-	16,071,907	14,674,300	(1,397,607)	14,674,300	15,473,517
September 30, 2020	21,375,383	-	21,375,383	19,160,250	(2,215,134)	19,160,250	18,862,027
June 30, 2020	10,180,123	-	10,180,123	8,992,610	(1,187,513)	8,992,610	9,249,851
March 31, 2020	24,799,788	-	24,799,788	20,197,344	(4,602,443)	20,197,344	24,683,947
December 31, 2019	3,992,400	-	3,992,400	3,539,281	(453,119)	3,539,281	3,439,138
September 30, 2019	16,909,029	-	16,909,029	15,191,932	(1,717,097)	15,191,932	14,639,756
June 30, 2019	6,980,030	-	6,980,030	6,187,029	(793,001)	6,187,029	7,133,620
March 31, 2019	7,791,000	-	7,791,000	7,634,637	(156,363)	7,634,637	7,683,021
December 31, 2018	4,550,173	-	4,550,173	3,815,559	(734,614)	3,815,559	4,014,514
September 30, 2018	4,320,826	-	4,320,826	3,663,181	(657,645)	3,663,181	3,687,297
June 30, 2018	634,235	-	634,235	279,221	(355,014)	279,221	386,752
March 31, 2018	645,690	-	645,690	488,181	(157,509)	488,181	448,494
December 31, 2017	3,949,513	-	3,949,513	1,958,759	(1,990,754)	1,958,759	2,023,952
September 30, 2017	4,436,542	-	4,436,542	876,942	(3,559,600)	876,942	4,647,683
June 30, 2017	40,538,551	-	40,538,551	39,808,956	(729,595)	39,808,956	60,990,732
March 31, 2017	41,788,380	-	41,788,380	41,391,889	(396,491)	41,391,889	56,156,936
December 31, 2016	42,175,938	-	42,175,938	42,045,721	(130,217)	42,045,721	54,619,477
September 30, 2016	44,266,478	-	44,266,478	41,890,535	(2,375,942)	41,890,535	61,300,066
June 30, 2016	49,097,217	-	49,097,217	48,202,703	(894,514)	48,202,703	63,207,410
March 31, 2016	57,985,071	-	57,985,071	55,783,979	(2,201,092)	55,783,979	70,578,397
December 31, 2015	4,881,394	-	4,881,394	4,783,194	(98,200)	4,783,194	4,728,736
September 30, 2015	50,531,382	-	50,531,382	45,665,859	(4,865,524)	45,665,859	58,523,652
June 30, 2015	66,924,927	-	66,924,927	65,240,585	(1,684,341)	65,240,585	72,953,475
March 31, 2015	17,856,447	-	17,856,447	17,681,510	(174,937)	17,681,510	17,553,999
December 31, 2014	69,225,743	-	69,225,743	68,301,291	(924,452)	68,301,291	79,410,553
September 30, 2014	645,721	-	645,721	604,437	(41,284)	604,437	627,381
June 30, 2014	57,012,606	-	57,012,606	55,422,168	(1,590,438)	55,422,168	75,253,388
March 31, 2014	91,702,041	-	91,702,041	80,744,074	(10,957,967)	80,744,074	97,672,071
December 31, 2013	113,707,951	-	113,707,951	108,815,640	(4,892,311)	108,815,640	111,783,052
September 30, 2013	81,945,730	-	81,945,730	80,589,482	(1,356,248)	80,589,482	77,049,314
June 30, 2013	147,215,936	-	147,215,936	142,140,572	(5,075,365)	142,140,572	130,973,023
March 31, 2013	194,772,025	-	194,772,025	188,372,089	(6,399,936)	188,372,089	176,678,910
December 31, 2012	378,096,660	-	378,096,660	366,323,110	(11,773,550)	366,323,110	333,086,073
September 30, 2012	816,573,456	-	816,573,456	788,350,823	(28,222,633)	788,350,823	697,683,289
June 30, 2012	912,025,937	-	912,025,937	890,494,221	(21,531,716)	890,494,221	708,872,106
March 31, 2012	1,095,018,529	-	1,095,018,529	1,058,132,041	(36,886,488)	1,058,132,041	841,095,013
December 31, 2011	1,090,904,993	-	1,090,904,993	1,056,761,288	(34,143,705)	1,056,761,288	754,310,838
September 30, 2011	762,320,632	-	762,320,632	738,510,048	(23,810,584)	738,510,048	546,494,232
99

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

June 30, 2011	1,130,732,656	-	1,130,732,656	1,078,535,670	(52,196,986)	1,078,535,670	839,143,290
March 31, 2011	1,097,705,351	-	1,097,705,351	1,068,852,204	(28,853,147)	1,068,852,204	816,688,348
December 31, 2010	968,742,508	-	968,742,508	950,111,417	(18,631,091)	950,111,417	708,895,637
September 30, 2010	915,728,030	-	915,728,030	889,896,058	(25,831,972)	889,896,058	673,462,493
June 30, 2010	1,362,887,892	-	1,362,887,892	1,335,628,212	(27,259,681)	1,335,628,212	975,241,506
March 31, 2010	1,471,905,696	-	1,471,905,696	1,391,337,543	(80,568,153)	1,391,337,543	1,015,645,802
December 31, 2009	1,349,124,214	-	1,349,124,214	1,290,817,168	(58,307,047)	1,290,817,168	852,088,739
September 30, 2009	2,953,442,689	(106,853,708)	2,846,588,981	2,700,948,264	(145,640,717)	2,700,948,264	1,692,409,640
Totals		$(106,853,708)			$(694,106,238)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104RV5	$2,347,899	$-	$2,347,899	$2,282,725	$(65,174)	$2,282,725	$1,302,564
040104TF8	54,340	-	54,340	52,649	(1,691)	52,649	32,844
040104TG6	691,003	-	691,003	659,349	(31,654)	659,349	425,196
04012XAC9	181,150	-	181,150	170,182	(10,968)	170,182	110,338
12479DAC2	1,630,508	-	1,630,508	1,585,965	(44,543)	1,585,965	1,297,291
1248MGAJ3	58,623	-	58,623	57,506	(1,117)	57,506	34,138
17311YAC7	1,187,982	-	1,187,982	1,153,900	(34,082)	1,153,900	1,128,264
30247DAD3	1,217,263	-	1,217,263	1,201,793	(15,470)	1,201,793	492,353
35729RAE6	3,593,051	-	3,593,051	3,420,695	(172,356)	3,420,695	3,107,574
40431KAE0	1,990,110	-	1,990,110	1,933,246	(56,864)	1,933,246	2,021,305
45071KDD3	564,498	-	564,498	527,624	(36,874)	527,624	361,094
46629NAC7	44,849	-	44,849	43,647	(1,202)	43,647	26,205
46630KAA4	125,971	-	125,971	124,577	(1,394)	124,577	143,209
61749BAB9	80,209	-	80,209	75,699	(4,510)	75,699	62,492
61750FAE0	545,703	-	545,703	520,383	(25,320)	520,383	363,586
617526AE8	486,709	-	486,709	455,151	(31,558)	455,151	187,873
86359DXD4	453,194	-	453,194	443,928	(9,266)	443,928	154,120
073882AC6	71,557	-	71,557	48,705	(22,852)	48,705	70,671
12668ABP9	129,890	-	129,890	116,635	(13,255)	116,635	133,533
22943HAD8	3,271,684	-	3,271,684	3,247,368	(24,316)	3,247,368	1,868,818
251513AQ0	40,724	-	40,724	38,804	(1,920)	38,804	36,075
45254TRX4	72,218	-	72,218	71,387	(831)	71,387	56,387
45254TSM7	548,532	-	548,532	528,758	(19,774)	528,758	461,568
45660LAU3	56,496	-	56,496	52,294	(4,202)	52,294	56,783
45660LYW3	859,170	-	859,170	822,796	(36,374)	822,796	663,220
466247XE8	664,779	-	664,779	659,135	(5,644)	659,135	476,466
59020UW43	62,573	-	62,573	53,844	(8,729)	53,844	62,448
61915RBZ8	278,208	-	278,208	277,681	(527)	277,681	147,160
761118FM5	1,510,955	-	1,510,955	1,466,742	(44,213)	1,466,742	1,474,675
761118RJ9	128,234	-	128,234	127,627	(607)	127,627	62,725
85554NAG5	74,686	-	74,686	64,953	(9,733)	64,953	71,686
86358HHX0	174,701	-	174,701	164,900	(9,801)	164,900	128,481
86359BLQ2	695,503	-	695,503	655,372	(40,131)	655,372	471,720
92978EAA2	143,827	-	143,827	140,068	(3,759)	140,068	69,546
41161PTP8	222,917	-	222,917	220,268	(2,649)	220,268	158,889
41161PWB5	610,727	-	610,727	606,127	(4,600)	606,127	558,552
45660N5H4	1,863,029	-	1,863,029	1,822,939	(40,090)	1,822,939	1,020,735
45660NT88	20,836	-	20,836	20,337	(499)	20,337	12,881
576433H33	1,161,358	-	1,161,358	989,170	(172,188)	989,170	735,308
61915RBB1	2,021,487	-	2,021,487	2,020,812	(675)	2,020,812	1,337,686
86360UAF3	1,108,924	-	1,108,924	1,088,747	(20,177)	1,088,747	706,779
05949CCB0	31,358	-	31,358	30,629	(729)	30,629	32,023
100

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17309FAE8	54,306	-	54,306	54,227	(79)	54,227	72,467
362341VU0	1,364,188	-	1,364,188	1,354,304	(9,884)	1,354,304	1,273,386
36298XAA0	5,896,550	-	5,896,550	5,835,572	(60,978)	5,835,572	4,308,340
576433NH5	314,175	-	314,175	303,311	(10,864)	303,311	189,068
57645LAA2	10,260,489	-	10,260,489	9,150,641	(1,109,848)	9,150,641	11,015,616
86359DMC8	4,340,486	-	4,340,486	4,016,353	(324,133)	4,016,353	3,563,716
86359DME4	364,895	-	364,895	359,366	(5,529)	359,366	355,243
Totals	$53,672,524	$-	$53,672,524	$51,118,891	$(2,553,633)	$51,118,891	$42,903,097

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$1,782,860	$-	$1,782,860	$1,774,615	$(8,245)	$1,774,615	$1,615,108
1248MGAJ3	42,122	-	42,122	40,755	(1,367)	40,755	34,109
17311YAC7	1,214,183	-	1,214,183	1,173,580	(40,603)	1,173,580	1,158,277
30247DAD3	544,986	-	544,986	530,143	(14,843)	530,143	485,430
40431KAE0	2,020,232	-	2,020,232	1,964,115	(56,117)	1,964,115	1,941,678
46629NAC7	33,121	-	33,121	32,454	(667)	32,454	26,826
46630KAA4	152,848	-	152,848	149,286	(3,562)	149,286	140,157
57643LMP8	664,369	-	664,369	615,398	(48,971)	615,398	616,435
590212AB2	33,970	-	33,970	29,921	(4,049)	29,921	33,420
86359DXD4	169,272	-	169,272	159,443	(9,829)	159,443	163,801
86363HAB8	33,650	-	33,650	32,774	(876)	32,774	29,320
93934XAB9	123,880	-	123,880	115,382	(8,498)	115,382	121,783
05535DAN4	674,819	-	674,819	518,140	(156,679)	518,140	538,849
12667FYS8	83,749	-	83,749	70,404	(13,345)	70,404	83,180
12667GKG7	44,892	-	44,892	43,316	(1,576)	43,316	45,430
22943HAD8	3,333,227	-	3,333,227	3,209,290	(123,937)	3,209,290	1,862,665
32053LAA0	18,494	-	18,494	18,440	(54)	18,440	17,268
43739EAP2	1,209,064	-	1,209,064	1,182,999	(26,065)	1,182,999	1,133,684
45254TSM7	541,921	-	541,921	538,498	(3,423)	538,498	461,187
45660LYW3	775,781	-	775,781	720,142	(55,639)	720,142	694,930
466247XE8	565,725	-	565,725	560,689	(5,036)	560,689	492,033
61749LAN1	101,590	-	101,590	90,612	(10,978)	90,612	106,962
61915RBZ8	164,901	-	164,901	163,993	(908)	163,993	148,770
65535VRK6	471,315	-	471,315	442,770	(28,545)	442,770	467,415
761118RJ9	89,235	-	89,235	81,669	(7,566)	81,669	67,865
86358HHX0	168,641	-	168,641	166,229	(2,412)	166,229	118,809
86359A6A6	484,213	-	484,213	466,106	(18,107)	466,106	432,201
92978EAA2	80,092	-	80,092	77,179	(2,913)	77,179	72,870
126694YM4	579,079	-	579,079	572,556	(6,523)	572,556	496,668
41161PTP8	204,192	-	204,192	176,002	(28,190)	176,002	158,045
41161PWB5	670,938	-	670,938	662,621	(8,317)	662,621	557,761
61915RBB1	1,481,939	-	1,481,939	1,476,700	(5,239)	1,476,700	1,345,239
17309FAE8	73,197	-	73,197	54,698	(18,499)	54,698	75,336
362341VU0	1,378,634	-	1,378,634	1,378,467	(167)	1,378,467	1,232,954
36298XAA0	4,569,319	-	4,569,319	4,451,723	(117,596)	4,451,723	4,338,427
576433NH5	347,560	-	347,560	324,557	(23,003)	324,557	428,582
Totals	$24,928,010	$-	$24,928,010	$24,065,666	$(862,344)	$24,065,666	$21,743,474
101

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442FAB8	$50,571	$-	$50,571	$38,681	$(11,890)	$38,681	$8,265
040104RV5	1,421,615	-	1,421,615	1,379,721	(41,894)	1,379,721	1,316,932
1248MGAJ3	42,545	-	42,545	42,165	(380)	42,165	34,889
17311YAC7	1,241,873	-	1,241,873	1,206,602	(35,271)	1,206,602	1,232,111
40431KAE0	2,053,478	-	2,053,478	2,006,843	(46,635)	2,006,843	2,030,117
45071KDD3	360,529	-	360,529	358,225	(2,304)	358,225	357,570
61750FAE0	396,971	-	396,971	394,270	(2,701)	394,270	358,577
84752CAE7	555,369	-	555,369	510,004	(45,365)	510,004	679,671
86359DXD4	182,513	-	182,513	169,184	(13,329)	169,184	170,546
92926SAB2	385	-	385	380	(5)	380	379
12667FYL3	212,185	-	212,185	199,941	(12,244)	199,941	201,624
12669FKR3	40,116	-	40,116	37,606	(2,510)	37,606	37,952
18974BAA7	131,289	-	131,289	130,311	(978)	130,311	133,783
18974BAN9	67,323	-	67,323	64,834	(2,489)	64,834	69,970
22540VG71	35,173	-	35,173	35,094	(79)	35,094	35,963
23321P6A1	1,405,020	-	1,405,020	1,371,044	(33,976)	1,371,044	1,329,368
32053LAA0	18,926	-	18,926	18,853	(73)	18,853	18,262
45660LAU3	69,258	-	69,258	65,015	(4,243)	65,015	67,725
466247XE8	578,949	-	578,949	575,151	(3,798)	575,151	499,997
525221AJ6	502,913	-	502,913	502,636	(277)	502,636	524,046
61915RBZ8	173,679	-	173,679	173,638	(41)	173,638	155,279
86358HHX0	176,678	-	176,678	173,936	(2,742)	173,936	129,387
92978EAA2	80,634	-	80,634	80,479	(155)	80,479	72,910
93935PAH2	112,081	-	112,081	105,729	(6,352)	105,729	109,259
05946XYP2	267,693	-	267,693	266,462	(1,231)	266,462	225,954
86360UAF3	977,832	-	977,832	929,807	(48,025)	929,807	761,473
92922FWU8	357,222	-	357,222	355,654	(1,568)	355,654	335,837
12669GTE1	4,194	-	4,194	3,937	(257)	3,937	4,201
32051DCJ9	41,478	-	41,478	41,458	(20)	41,458	39,754
36298XAA0	4,842,551	-	4,842,551	4,688,750	(153,801)	4,688,750	4,460,917
92922FBW7	31,480	-	31,480	29,553	(1,927)	29,553	29,205
Totals	$16,432,523	$-	$16,432,523	$15,955,963	$(476,560)	$15,955,963	$15,431,923

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624QAC7	$3,512,422	$-	$3,512,422	$3,120,715	$(391,707)	$3,120,715	$1,664,875
12624SAE9	2,546,182	-	2,546,182	2,252,873	(293,309)	2,252,873	672,000
36192RAL6	2,950,000	-	2,950,000	1,475,000	(1,475,000)	1,475,000	527,313
040104RV5	1,466,218	-	1,466,218	1,404,587	(61,631)	1,404,587	1,357,561
040104TF8	44,673	-	44,673	40,179	(4,494)	40,179	34,156
040104TG6	471,373	-	471,373	395,907	(75,466)	395,907	442,138
04012XAC9	136,023	-	136,023	130,363	(5,660)	130,363	111,736
1248MBAF2	12,589,914	-	12,589,914	5,496,141	(7,093,773)	5,496,141	5,479,168
1248MGAJ3	43,914	-	43,914	42,609	(1,305)	42,609	35,260
17311YAC7	1,273,018	-	1,273,018	1,228,216	(44,802)	1,228,216	1,264,914
30247DAD3	572,150	-	572,150	552,362	(19,788)	552,362	512,472
35729RAE6	3,632,752	-	3,632,752	3,523,491	(109,261)	3,523,491	3,272,827
40431KAE0	2,092,929	-	2,092,929	2,043,034	(49,895)	2,043,034	2,095,485
45071KDD3	419,880	-	419,880	359,858	(60,022)	359,858	365,022
102

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

46629NAC7	34,588	-	34,588	32,979	(1,609)	32,979	27,783
46630KAA4	158,523	-	158,523	155,152	(3,371)	155,152	149,476
617463AA2	8,734	-	8,734	7,949	(785)	7,949	6,705
61749BAB9	61,518	-	61,518	60,870	(648)	60,870	64,742
61750FAE0	412,694	-	412,694	394,112	(18,582)	394,112	366,377
61750MAB1	3,264	-	3,264	3,129	(135)	3,129	3,014
61755AAB2	3,183	-	3,183	2,639	(544)	2,639	2,526
86359DXD4	193,613	-	193,613	183,061	(10,552)	183,061	184,312
86363HAB8	36,193	-	36,193	34,244	(1,949)	34,244	30,923
92926SAB2	493	-	493	381	(112)	381	382
93934XAB9	137,528	-	137,528	122,528	(15,000)	122,528	129,850
12668ALV5	1,990,831	-	1,990,831	1,755,977	(234,854)	1,755,977	1,754,077
22540VG71	36,270	-	36,270	36,232	(38)	36,232	37,823
22943HAD8	3,510,613	-	3,510,613	3,380,974	(129,639)	3,380,974	1,886,340
32053LAA0	19,363	-	19,363	19,262	(101)	19,262	18,644
45254TRX4	23,933	-	23,933	23,574	(359)	23,574	23,161
45254TSM7	615,674	-	615,674	594,492	(21,182)	594,492	528,927
45660LAU3	57,004	-	57,004	56,426	(578)	56,426	55,897
45660LYW3	797,875	-	797,875	786,087	(11,788)	786,087	724,845
466247XE8	622,921	-	622,921	612,163	(10,758)	612,163	537,075
525221AJ6	561,909	-	561,909	502,260	(59,649)	502,260	551,875
61915RBZ8	178,926	-	178,926	178,879	(47)	178,879	164,881
65535VRK6	479,926	-	479,926	469,432	(10,494)	469,432	495,515
75115DAH8	3,502	-	3,502	3,266	(236)	3,266	3,118
761118FM5	1,722,865	-	1,722,865	1,583,656	(139,209)	1,583,656	1,584,522
76112BUE8	107,208	-	107,208	96,659	(10,549)	96,659	122,032
855541AC2	219,356	-	219,356	180,352	(39,004)	180,352	226,114
86359BLQ2	792,449	-	792,449	779,863	(12,586)	779,863	701,652
92978EAA2	83,791	-	83,791	81,555	(2,236)	81,555	79,259
92979DAA3	15,795	-	15,795	15,379	(416)	15,379	15,469
41161PWB5	723,595	-	723,595	713,315	(10,280)	713,315	587,280
45660N5H4	1,202,840	-	1,202,840	1,156,288	(46,552)	1,156,288	1,159,986
45660NT88	14,960	-	14,960	14,830	(130)	14,830	14,372
92922F5T1	1,438,953	-	1,438,953	1,412,027	(26,926)	1,412,027	1,244,390
939336X65	1,599,517	-	1,599,517	1,419,593	(179,924)	1,419,593	1,427,509
05949CCB0	34,367	-	34,367	34,278	(89)	34,278	35,010
32051DCJ9	44,524	-	44,524	44,461	(63)	44,461	43,405
36228FWU6	150,442	-	150,442	141,049	(9,393)	141,049	147,677
362341VU0	1,530,315	-	1,530,315	1,520,759	(9,556)	1,520,759	1,428,432
36298XAA0	4,788,213	-	4,788,213	4,743,999	(44,214)	4,743,999	4,501,267
5899292N7	48,660	-	48,660	47,935	(725)	47,935	46,874
589929N38	42,499	-	42,499	40,236	(2,263)	40,236	39,978
59020UNZ4	89,539	-	89,539	75,877	(13,662)	75,877	85,656
86359DME4	439,975	-	439,975	415,180	(24,795)	415,180	400,433
929227ZF6	6,804	-	6,804	883	(5,921)	883	3,055
Totals	$56,797,193	$-	$56,797,193	$45,999,577	$(10,797,616)	$45,999,577	$39,477,567

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624QAC7	$3,800,115	$-	$3,800,115	$3,420,115	$(380,000)	$3,420,115	$1,588,875
12624SAE9	2,716,498	-	2,716,498	2,435,538	(280,960)	2,435,538	835,883
36192RAL6	2,950,670	-	2,950,670	1,475,670	(1,475,000)	1,475,670	1,096,111
00442FAB8	54,320	-	54,320	42,042	(12,278)	42,042	9,321
02660CAH3	30,449	-	30,449	27,509	(2,940)	27,509	621
103

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

040104RV5	1,538,602	-	1,538,602	1,447,321	(91,281)	1,447,321	1,361,477
040104TF8	46,015	-	46,015	44,165	(1,850)	44,165	34,412
04012XAC9	140,344	-	140,344	134,035	(6,309)	134,035	114,094
04544TAB7	29,637	-	29,637	8,031	(21,606)	8,031	27,105
12479DAC2	1,754,671	-	1,754,671	1,705,748	(48,923)	1,705,748	1,321,385
1248MGAJ3	45,771	-	45,771	43,936	(1,835)	43,936	36,622
17311YAC7	1,339,319	-	1,339,319	1,249,956	(89,363)	1,249,956	1,251,680
30247DAD3	615,686	-	615,686	576,172	(39,514)	576,172	523,602
35729RAE6	3,769,442	-	3,769,442	3,620,540	(148,902)	3,620,540	3,166,561
40431KAE0	2,102,171	-	2,102,171	2,066,603	(35,567)	2,066,603	2,080,134
46630KAA4	163,709	-	163,709	160,394	(3,316)	160,394	150,262
57643LMP8	699,246	-	699,246	655,527	(43,720)	655,527	703,992
590212AB2	36,752	-	36,752	32,892	(3,860)	32,892	35,553
61749BAB9	25,730	-	25,730	18,784	(6,946)	18,784	19,869
61750FAE0	427,971	-	427,971	409,815	(18,156)	409,815	364,414
61750MAB1	3,966	-	3,966	3,252	(714)	3,252	3,061
84752CAE7	780,353	-	780,353	534,007	(246,346)	534,007	735,662
86359DXD4	207,910	-	207,910	194,222	(13,688)	194,222	192,670
86363HAB8	38,745	-	38,745	36,881	(1,864)	36,881	32,197
05535DAN4	815,322	-	815,322	781,142	(34,180)	781,142	668,809
12667GKG7	48,651	-	48,651	47,599	(1,052)	47,599	49,753
17025RAA3	274,474	-	274,474	222,741	(51,733)	222,741	264,605
22943HAD8	3,639,676	-	3,639,676	3,553,679	(85,998)	3,553,679	1,966,703
251563FB3	21,743	-	21,743	18,668	(3,075)	18,668	21,315
32053LAA0	20,430	-	20,430	19,665	(765)	19,665	19,195
362290AC2	165,551	-	165,551	119,985	(45,566)	119,985	163,292
43739EAP2	1,491,643	-	1,491,643	1,378,947	(112,696)	1,378,947	1,338,336
45254TRX4	27,269	-	27,269	24,861	(2,408)	24,861	24,629
45660LYW3	807,355	-	807,355	801,731	(5,623)	801,731	740,968
466247XE8	648,455	-	648,455	636,766	(11,689)	636,766	552,507
589929X29	476,677	-	476,677	442,351	(34,326)	442,351	455,505
59020UW43	96,706	-	96,706	67,631	(29,075)	67,631	81,213
61915RBZ8	182,035	-	182,035	180,158	(1,878)	180,158	165,479
65535VRK6	496,060	-	496,060	477,703	(18,357)	477,703	503,077
86358HHX0	185,982	-	185,982	180,224	(5,758)	180,224	138,376
86359BLQ2	912,392	-	912,392	860,886	(51,506)	860,886	788,258
92978EAA2	87,160	-	87,160	83,990	(3,170)	83,990	80,341
41161PHU0	1,288,335	-	1,288,335	1,111,121	(177,215)	1,111,121	1,242,875
41161PTP8	79,162	-	79,162	70,296	(8,866)	70,296	69,500
41161PWB5	748,794	-	748,794	743,267	(5,528)	743,267	642,772
45660N5H4	1,326,680	-	1,326,680	1,291,747	(34,933)	1,291,747	1,293,674
05949CCB0	37,242	-	37,242	34,365	(2,878)	34,365	35,868
36298XAA0	4,996,628	-	4,996,628	4,820,011	(176,617)	4,820,011	4,541,703
36298XAB8	4,960,140	-	4,960,140	4,317,655	(642,484)	4,317,655	4,428,229
Totals	$47,152,655	$-	$47,152,655	$42,630,344	$(4,522,311)	$42,630,344	$35,962,545

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$14,137	$-	$14,137	$14,133	$(4)	$14,133	$81,535
02660CAH3	30,416	-	30,416	30,133	(283)	30,133	520
040104RV5	1,615,798	-	1,615,798	1,524,246	(91,552)	1,524,246	1,400,628
040104TF8	51,554	-	51,554	45,567	(5,987)	45,567	35,698
040104TG6	548,457	-	548,457	448,751	(99,706)	448,751	462,045
04012XAC9	158,236	-	158,236	138,996	(19,240)	138,996	114,648
1248MGAJ3	48,376	-	48,376	46,059	(2,317)	46,059	37,828
14454AAB5	676,443	-	676,443	675,900	(543)	675,900	797,469
35729RAE6	4,081,381	-	4,081,381	3,766,230	(315,151)	3,766,230	3,254,010
40431KAE0	2,165,192	-	2,165,192	2,079,404	(85,788)	2,079,404	2,080,910
104

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

46629NAC7	37,064	-	37,064	34,532	(2,532)	34,532	28,639
46630KAA4	168,908	-	168,908	166,176	(2,733)	166,176	156,211
57643LMP8	794,964	-	794,964	695,958	(99,006)	695,958	707,626
617463AA2	9,759	-	9,759	8,712	(1,047)	8,712	6,788
61750FAE0	472,290	-	472,290	426,190	(46,100)	426,190	370,275
617526AE8	213,790	-	213,790	183,317	(30,473)	183,317	205,107
86359DXD4	258,372	-	258,372	209,421	(48,950)	209,421	209,160
86363HAB8	42,386	-	42,386	39,363	(3,023)	39,363	33,395
93934XAB9	173,541	-	173,541	135,596	(37,945)	135,596	152,650
05535DAN4	846,722	-	846,722	844,091	(2,632)	844,091	719,154
12667GKG7	53,610	-	53,610	50,015	(3,595)	50,015	52,574
12668ACY9	196,165	-	196,165	158,127	(38,037)	158,127	199,829
18974BAA7	139,604	-	139,604	135,673	(3,931)	135,673	142,094
22540VG71	39,290	-	39,290	38,205	(1,085)	38,205	39,865
22943HAD8	3,726,422	-	3,726,422	3,648,804	(77,618)	3,648,804	1,947,539
45254TSM7	666,066	-	666,066	648,569	(17,497)	648,569	557,450
466247XE8	670,770	-	670,770	665,673	(5,097)	665,673	576,833
525221AJ6	554,561	-	554,561	553,790	(771)	553,790	552,476
59020UW43	99,571	-	99,571	98,502	(1,069)	98,502	80,640
65535VRK6	537,959	-	537,959	492,267	(45,692)	492,267	506,957
75116CET9	52,218	-	52,218	37,480	(14,738)	37,480	51,726
92926UAC5	57,744	-	57,744	45,834	(11,910)	45,834	55,826
92978EAA2	93,378	-	93,378	87,280	(6,098)	87,280	83,812
23332UCM4	26,121	-	26,121	24,163	(1,958)	24,163	25,263
41161PTP8	76,675	-	76,675	72,259	(4,416)	72,259	68,493
41161PWB5	796,629	-	796,629	761,585	(35,044)	761,585	655,513
45660N5H4	1,475,897	-	1,475,897	1,375,793	(100,104)	1,375,793	1,309,005
362341VU0	1,644,583	-	1,644,583	1,609,277	(35,306)	1,609,277	1,524,505
Totals	$23,315,048	$-	$23,315,048	$22,016,070	$(1,298,978)	$22,016,070	$19,284,696

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$66,515	$-	$66,515	$11,444	$(55,072)	$11,444	$88,216
040104RV5	1,784,407	-	1,784,407	1,603,660	(180,747)	1,603,660	1,520,334
040104TF8	38,441	-	38,441	35,870	(2,572)	35,870	27,369
04012XAC9	110,303	-	110,303	106,039	(4,264)	106,039	85,613
1248MGAJ3	33,572	-	33,572	31,812	(1,760)	31,812	27,009
14454AAB5	881,442	-	881,442	677,715	(203,728)	677,715	840,850
35729RAE6	4,202,719	-	4,202,719	4,089,490	(113,229)	4,089,490	3,504,758
45071KDD3	273,858	-	273,858	258,285	(15,573)	258,285	253,045
61749BAB9	51,130	-	51,130	41,427	(9,703)	41,427	50,025
86359DXD4	272,114	-	272,114	262,835	(9,280)	262,835	230,996
86363HAB8	33,458	-	33,458	28,887	(4,571)	28,887	26,054
05535DAN4	1,158,770	-	1,158,770	873,964	(284,806)	873,964	779,790
07387AFX8	65,702	-	65,702	54,499	(11,203)	54,499	65,889
12668ABP9	177,942	-	177,942	145,191	(32,751)	145,191	170,379
18974BAA7	163,686	-	163,686	159,493	(4,193)	159,493	158,996
18974BAN9	77,869	-	77,869	70,973	(6,896)	70,973	75,478
22943HAD8	4,013,588	-	4,013,588	3,751,800	(261,788)	3,751,800	2,037,389
45254TRX4	45,557	-	45,557	40,333	(5,224)	40,333	42,158
525221AJ6	718,882	-	718,882	583,189	(135,692)	583,189	606,787
59020UW43	106,578	-	106,578	102,698	(3,880)	102,698	124,978
761118FM5	1,217,616	-	1,217,616	1,142,589	(75,026)	1,142,589	1,144,285
85554NAG5	94,558	-	94,558	80,862	(13,696)	80,862	90,860
92978EAA2	67,304	-	67,304	65,210	(2,094)	65,210	61,610
45660N5H4	1,537,499	-	1,537,499	1,502,180	(35,320)	1,502,180	1,379,463
12669GXW6	44,815	-	44,815	41,990	(2,826)	41,990	77,371
589929N38	68,312	-	68,312	63,956	(4,356)	63,956	65,216
Totals	$17,306,639	$-	$17,306,639	$15,826,391	$(1,480,248)	$15,826,391	$13,534,918
105

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00256DAA0	$1,762,699	$-	$1,762,699	$1,364,210	$(398,489)	$1,364,210	$1,122,333
07388VAH1	2,364,730	-	2,364,730	244,594	(2,120,137)	244,594	244,594
22545XBB8	1,683,921	-	1,683,921	211,871	(1,472,050)	211,871	210,934
00442FAB8	70,075	-	70,075	52,264	(17,811)	52,264	10,685
040104TF8	59,249	-	59,249	53,852	(5,397)	53,852	41,892
040104TG6	623,388	-	623,388	531,410	(91,978)	531,410	545,952
04012XAC9	178,777	-	178,777	162,199	(16,578)	162,199	136,446
1248MGAJ3	52,182	-	52,182	51,033	(1,149)	51,033	45,331
17311YAC7	1,623,994	-	1,623,994	1,327,822	(296,172)	1,327,822	1,502,602
24763LFY1	134,155	-	134,155	67,703	(66,452)	67,703	106,050
35729RAE6	4,416,912	-	4,416,912	4,231,274	(185,638)	4,231,274	3,947,591
40431KAE0	2,521,316	-	2,521,316	2,214,702	(306,614)	2,214,702	2,513,960
45071KDD3	488,363	-	488,363	436,903	(51,460)	436,903	448,752
55291KAC1	633,248	-	633,248	169,402	(463,846)	169,402	598,172
57643LMP8	906,102	-	906,102	809,314	(96,788)	809,314	815,499
617463AA2	10,553	-	10,553	9,894	(659)	9,894	8,101
61750FAE0	509,354	-	509,354	473,873	(35,481)	473,873	435,242
617526AE8	262,688	-	262,688	214,229	(48,459)	214,229	243,939
86359DXD4	304,264	-	304,264	279,462	(24,802)	279,462	275,224
07384YPP5	314,885	-	314,885	207,555	(107,330)	207,555	66,352
32053LAA0	27,875	-	27,875	22,820	(5,055)	22,820	25,221
45660LAU3	78,731	-	78,731	75,334	(3,397)	75,334	76,824
59020UW43	176,900	-	176,900	108,489	(68,411)	108,489	132,229
65535VRK6	592,663	-	592,663	536,987	(55,676)	536,987	561,983
761118FM5	1,932,729	-	1,932,729	1,911,872	(20,857)	1,911,872	1,863,619
76112HAE7	13,536	-	13,536	10,283	(3,253)	10,283	13,495
92978EAA2	102,806	-	102,806	97,782	(5,024)	97,782	94,757
93935PAH2	137,585	-	137,585	115,483	(22,102)	115,483	131,766
41161PWB5	884,324	-	884,324	852,993	(31,331)	852,993	771,130
45660N5H4	1,600,750	-	1,600,750	1,533,921	(66,829)	1,533,921	1,444,261
36298XAB8	5,320,204	-	5,320,204	5,307,865	(12,338)	5,307,865	5,034,048
55274SAM3	177,495	-	177,495	25,133	(152,362)	25,133	29,827
59024WAB3	137,567	-	137,567	119,223	(18,344)	119,223	142,528
94984GAD9	31,976	-	31,976	26,026	(5,950)	26,026	33,031
Totals	$30,135,997	$-	$30,135,997	$23,857,778	$(6,278,218)	$23,857,778	$23,674,371

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TF8	$59,686	$-	$59,686	$59,300	$(386)	$59,300	$49,870
04012XAC9	130,314	-	130,314	122,160	(8,154)	122,160	107,581
1248MGAJ3	35,096	-	35,096	34,855	(241)	34,855	31,996
35729RAE6	4,028,108	-	4,028,108	3,999,290	(28,818)	3,999,290	3,995,059
617463AA2	6,685	-	6,685	5,767	(918)	5,767	5,247
61749BAB9	61,698	-	61,698	51,363	(10,335)	51,363	60,638
61750FAE0	342,930	-	342,930	319,304	(23,626)	319,304	307,808
61750MAB1	3,456	-	3,456	3,113	(343)	3,113	3,182
86359DXD4	335,476	-	335,476	308,315	(27,161)	308,315	309,361
92926SAB2	558	-	558	494	(64)	494	521
45660LYW3	677,413	-	677,413	675,162	(2,251)	675,162	630,760
79548KXQ6	51,835	-	51,835	37,121	(14,714)	37,121	65,254
106

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

92978EAA2	75,569	-	75,569	72,635	(2,934)	72,635	72,325
41161PWB5	822,378	-	822,378	776,768	(45,610)	776,768	706,114
55274SAM3	27,413	-	27,413	24,861	(2,552)	24,861	23,482
Totals	$6,658,614	$-	$6,658,615	$6,490,508	$(168,107)	$6,490,508	$6,369,198

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TF8	$59,686	$-	$59,686	$59,300	$(386)	$59,300	$49,870
04012XAC9	130,314	-	130,314	122,160	(8,154)	122,160	107,581
1248MGAJ3	35,096	-	35,096	34,855	(241)	34,855	31,996
35729RAE6	4,028,108	-	4,028,108	3,999,290	(28,818)	3,999,290	3,995,059
617463AA2	6,685	-	6,685	5,767	(918)	5,767	5,247
61749BAB9	61,698	-	61,698	51,363	(10,335)	51,363	60,638
61750FAE0	342,930	-	342,930	319,304	(23,626)	319,304	307,808
61750MAB1	3,456	-	3,456	3,113	(343)	3,113	3,182
86359DXD4	335,476	-	335,476	308,315	(27,161)	308,315	309,361
92926SAB2	558	-	558	494	(64)	494	521
45660LYW3	677,413	-	677,413	675,162	(2,251)	675,162	630,760
79548KXQ6	51,835	-	51,835	37,121	(14,714)	37,121	65,254
92978EAA2	75,569	-	75,569	72,635	(2,934)	72,635	72,325
41161PWB5	822,378	-	822,378	776,768	(45,610)	776,768	706,114
55274SAM3	27,413	-	27,413	24,861	(2,552)	24,861	23,482
Totals	$6,658,614	$-	$6,658,615	$6,490,508	$(168,107)	$6,490,508	$6,369,198

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442FAB8	$95,903	$-	$95,903	$70,276	$(25,627)	$70,276	$60,821
86359DXD4	359,657	-	359,657	339,761	(19,896)	339,761	337,895
05535DAN4	1,260,315	-	1,260,315	1,255,426	(4,889)	1,255,426	1,020,099
073879QF8	247,750	-	247,750	226,078	(21,672)	226,078	256,430
45660LYW3	907,047	-	907,047	906,647	(400)	906,647	879,977
92978EAA2	110,354	-	110,354	108,384	(1,970)	108,384	106,564
41161PWB5	1,049,397	-	1,049,397	1,023,087	(26,310)	1,023,087	908,082
55274SAM3	30,959	-	30,959	26,064	(4,895)	26,064	25,345
Totals	$4,061,382	$-	$4,061,382	$3,955,723	$(105,659)	$3,955,723	$3,595,213

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TG6	$751,483	$-	$751,483	$596,747	$(154,736)	$596,747	$700,223
05535DCF9	2,412,525	-	2,412,525	2,168,139	(244,386)	2,168,139	2,608,461
40431KAE0	2,389,667	-	2,389,667	2,348,253	(41,414)	2,348,253	2,745,165
61750FAE0	555,370	-	555,370	534,914	(20,456)	534,914	493,887
86359DXD4	394,726	-	394,726	364,962	(29,764)	364,962	369,964
05535DAN4	1,386,766	-	1,386,766	1,038,889	(347,877)	1,038,889	1,141,961
45660LYW3	959,375	-	959,375	942,757	(16,618)	942,757	927,049
79548KXQ6	121,590	-	121,590	96,976	(24,616)	96,976	97,070
92978EAA2	115,502	-	115,502	112,103	(3,399)	112,103	110,484
41161PWB5	1,112,829	-	1,112,829	1,079,359	(33,470)	1,079,359	969,681
576433H33	1,119,491	-	1,119,491	1,071,784	(47,707)	1,071,784	1,074,403
55274SAM3	33,318	-	33,318	31,698	(1,620)	31,698	85,553
Totals	$11,352,643	$-	$11,352,642	$10,386,581	$(966,063)	$10,386,581	$11,323,900
107

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
36828QQJ8	$5,796,000	$-	$5,796,000	$-	$(5,796,000)	$-	$-
05535DCF9	2,560,946	-	2,560,946	2,505,561	(55,385)	2,505,561	2,647,762
61750FAE0	582,728	-	582,728	558,079	(24,649)	558,079	500,569
18974BAA7	203,962	-	203,962	193,231	(10,731)	193,231	197,038
22540V3F7	124,724	-	124,724	11,082	(113,642)	11,082	3,496
92978EAA2	123,118	-	123,118	119,363	(3,755)	119,363	115,107
41161PWB5	1,183,481	-	1,183,481	1,153,338	(30,143)	1,153,338	1,017,022
12669GXW6	153,925	-	153,925	20,286	(133,639)	20,286	173,435
55274SAM3	38,192	-	38,192	33,418	(4,774)	33,418	84,650
86359DME4	480,180	-	480,180	480,135	(45)	480,135	498,095
Totals	$11,247,256	$-	$11,247,257	$5,074,493	$(6,172,764)	$5,074,493	$5,237,174

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$166,318	$-	$166,318	$58,609	$(107,709)	$58,609	$136,619
05535DCF9	2,639,139	-	2,639,139	2,595,116	(44,023)	2,595,116	2,812,127
61750FAE0	594,740	-	594,740	584,887	(9,853)	584,887	530,736
61750MAB1	4,675	-	4,675	4,502	(173)	4,502	4,545
92926SAB2	585	-	585	567	(18)	567	562
124860CB1	21,523	-	21,523	14,872	(6,651)	14,872	17,887
18974BAA7	205,451	-	205,451	204,843	(608)	204,843	186,946
18974BAN9	101,669	-	101,669	101,513	(156)	101,513	98,300
2254W0NK7	89,902	-	89,902	23,726	(66,176)	23,726	94,611
45660LYW3	1,074,456	-	1,074,456	1,035,449	(39,007)	1,035,449	1,020,046
65535VRK6	681,735	-	681,735	601,631	(80,104)	601,631	653,481
79548KXQ6	99,323	-	99,323	98,725	(598)	98,725	92,899
92978EAA2	130,042	-	130,042	125,448	(4,594)	125,448	119,223
23332UBW3	26,310	-	26,310	21,116	(5,193)	21,116	30,347
576433H33	1,207,614	-	1,207,614	1,145,808	(61,806)	1,145,808	1,116,853
125435AA5	1,635,577	-	1,635,577	1,543,519	(92,058)	1,543,519	1,596,490
36298XAA0	6,639,520	-	6,639,520	5,802,921	(836,599)	5,802,921	6,153,831
55274SAM3	61,225	-	61,225	42,760	(18,465)	42,760	93,792
86359DME4	673,784	-	673,784	662,791	(10,993)	662,791	698,159
929227ZF6	18,319	-	18,319	5,496	(12,823)	5,496	16,063
Totals	$16,071,907	$-	$16,071,907	$14,674,300	$(1,397,607)	$14,674,300	$15,473,517

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
US05618HAE53	$555,162	$-	$555,162	$387,040	$(168,122)	$387,040	$162,575
00442FAB8	144,957	-	144,957	79,275	(65,682)	79,275	112,060
05535DCF9	2,755,413	-	2,755,413	2,649,186	(106,228)	2,649,186	2,553,142
46630KAA4	191,718	-	191,718	184,342	(7,376)	184,342	179,699
61749BAB9	105,432	-	105,432	91,620	(13,812)	91,620	88,204
61750MAB1	4,837	-	4,837	4,672	(165)	4,672	3,421
92926SAB2	604	-	604	588	(16)	588	438
108

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

07384YPP5	12,990	-	12,990	9,466	(3,524)	9,466	35,174
073879QF8	45,111	-	45,111	43,889	(1,222)	43,889	39,772
17307GRU4	104,250	-	104,250	55,590	(48,659)	55,590	91,680
18974BAA7	215,833	-	215,833	212,231	(3,602)	212,231	183,053
18974BAN9	106,359	-	106,359	104,851	(1,507)	104,851	97,631
9393365V1	399,194	-	399,194	394,263	(4,932)	394,263	364,935
23332UBW3	31,650	-	31,650	29,218	(2,432)	29,218	22,244
12669GWN7	849,557	-	849,557	799,224	(50,333)	799,224	782,638
12669GXW6	244,251	-	244,251	233,647	(10,604)	233,647	223,233
32051DCK6	79,208	-	79,208	61,819	(17,389)	61,819	82,998
36298XAA0	7,738,893	-	7,738,893	7,511,130	(227,763)	7,511,130	7,120,125
36298XAB8	7,666,120	-	7,666,120	6,250,751	(1,415,369)	6,250,751	6,539,292
45660LY94	13,115	-	13,115	6,394	(6,721)	6,394	26,528
74951PBT4	110,729	-	110,729	51,052	(59,676)	51,052	153,185
Totals	$21,375,383	$-	$21,375,383	$19,160,250	$(2,215,134)	$19,160,250	$18,862,027

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GRU4	$107,326	$-	$107,326	$77,392	$(29,934)	$77,392	$160,449
18974BAA7	245,427	-	245,427	235,230	(10,197)	235,230	201,416
18974BAN9	119,509	-	119,509	114,571	(4,938)	114,571	107,924
362290AC2	220,776	-	220,776	219,541	(1,235)	219,541	307,360
79548KXQ6	172,175	-	172,175	170,007	(2,168)	170,007	130,248
855541AC2	508,940	-	508,940	384,558	(124,383)	384,558	460,800
9393365V1	433,313	-	433,313	415,261	(18,053)	415,261	356,247
45660LY94	28,987	-	28,987	13,258	(15,729)	13,258	21,174
57643QAE5	2,203,118	-	2,203,118	1,819,560	(383,558)	1,819,560	2,367,000
74951PBT4	260,811	-	260,811	143,231	(117,579)	143,231	157,616
86359DMC8	5,799,490	-	5,799,490	5,333,524	(465,966)	5,333,524	4,907,737
92990GAE3	80,251	-	80,251	66,477	(13,773)	66,477	71,880
Totals	$10,180,123	$-	$10,180,123	$8,992,610	$(1,187,513)	$8,992,610	$9,249,851

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,012,907	$-	$3,012,907	$2,862,429	$(150,478)	$2,862,429	$2,528,432
24763LFY1	147,758	-	147,758	146,827	(931)	146,827	180,454
45071KDD3	575,329	-	575,329	510,787	(64,542)	510,787	491,576
07384YPP5	33,493	-	33,493	28,061	(5,431)	28,061	46,723
12667GKG7	93,290	-	93,290	83,622	(9,668)	83,622	98,905
17307GRU4	114,325	-	114,325	112,699	(1,625)	112,699	157,144
362290AC2	316,883	-	316,883	225,907	(90,976)	225,907	322,987
59020UW43	214,183	-	214,183	182,719	(31,463)	182,719	200,181
65535VRK6	716,497	-	716,497	699,498	(16,998)	699,498	646,333
75115DAH8	6,842	-	6,842	6,564	(279)	6,564	6,397
76112BUE8	181,578	-	181,578	148,845	(32,733)	148,845	129,998
79548KXQ6	187,063	-	187,063	182,973	(4,090)	182,973	137,728
92926UAC5	136,220	-	136,220	130,734	(5,486)	130,734	130,957
23332UBW3	46,195	-	46,195	32,143	(14,052)	32,143	24,852
12669GWN7	889,281	-	889,281	871,126	(18,155)	871,126	863,235
32051DCK6	88,205	-	88,205	86,848	(1,358)	86,848	89,678
362334CN2	14,634	-	14,634	11,177	(3,457)	11,177	13,996
466247K93	7,584	-	7,584	6,335	(1,249)	6,335	7,318
57645LAA2	18,017,521	-	18,017,521	13,868,050	(4,149,471)	13,868,050	18,607,055
Totals	$24,799,788	$-	$24,799,788	$20,197,344	$(4,602,443)	$20,197,344	$24,683,947
109

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
24763LFY1	$182,113	$-	$182,113	$160,832	$(21,281)	$160,832	$200,613
05535DAN4	1,930,918	-	1,930,918	1,855,207	(75,711)	1,855,207	1,598,238
07384YPP5	187,700	-	187,700	39,691	(148,009)	39,691	71,760
17307GRU4	164,558	-	164,558	133,524	(31,034)	133,524	229,670
18974BAN9	134,619	-	134,619	125,398	(9,221)	125,398	126,170
65535VRK6	797,949	-	797,949	712,007	(85,942)	712,007	774,700
79548KXQ6	207,254	-	207,254	192,282	(14,972)	192,282	113,588
85554NAG5	194,730	-	194,730	158,214	(36,515)	158,214	187,575
12669FXR9	117,999	-	117,999	114,307	(3,692)	114,307	101,165
23332UBW3	74,561	-	74,561	47,819	(26,742)	47,819	35,659
Totals	$3,992,400	$-	$3,992,400	$3,539,281	$(453,119)	$3,539,281	$3,439,138

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667F2A2	$642,800	$-	$642,800	$484,346	$(158,455)	$484,346	$68,241
32053LAA0	47,447	-	47,447	40,280	(7,167)	40,280	47,846
761118FM5	2,843,393	-	2,843,393	2,789,133	(54,260)	2,789,133	2,918,992
79548KXQ6	297,379	-	297,379	277,239	(20,140)	277,239	60,979
23332UBW3	78,084	-	78,084	76,934	(1,151)	76,934	43,636
576433H33	1,579,401	-	1,579,401	1,448,247	(131,155)	1,448,247	1,448,863
12669GWN7	1,037,688	-	1,037,688	957,205	(80,484)	957,205	936,853
17309FAE8	161,243	-	161,243	129,536	(31,707)	129,536	159,357
36298XAA0	10,097,887	-	10,097,887	8,887,246	(1,210,641)	8,887,246	8,841,272
92990GAE3	86,314	-	86,314	85,680	(634)	85,680	87,117
US74951PBV94	37,392	-	37,392	16,087	(21,305)	16,087	26,602
Totals	$16,909,029	$-	$16,909,029	$15,191,932	$(1,717,097)	$15,191,932	$14,639,756

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$4,942	$-	$4,942	$4,899	$(42)	$4,899	$4,344
18974BAN9	143,913	-	143,913	143,911	(2)	143,911	141,999
761118FM5	3,338,972	-	3,338,972	3,276,460	(62,512)	3,276,460	3,468,889
79548KXQ6	335,309	-	335,309	321,864	(13,445)	321,864	218,663
55274SAM3	114,173	-	114,173	79,608	(34,565)	79,608	119,029
57643QAE5	3,042,722	-	3,042,722	2,360,287	(682,436)	2,360,287	3,180,695
Totals	$6,980,030	$-	$6,980,030	$6,187,029	$(793,001)	$6,187,029	$7,133,620
110

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$5,275	$-	$5,275	$4,933	$(341)	$4,933	$4,989
65106FAG7	232,843	-	232,843	215,726	(17,118)	215,726	6,316
18974BAA7	285,889	-	285,889	270,801	(15,088)	270,801	278,616
18974BAN9	149,774	-	149,774	139,333	(10,441)	139,333	148,234
22541QQR6	1,569	-	1,569	-	(1,569)	-	1
32051GCF0	22,786	-	22,786	(6,720)	(29,507)	(6,720)	17,553
761118FM5	3,259,303	-	3,259,303	3,218,368	(40,935)	3,218,368	3,244,154
17309FAE8	200,512	-	200,512	200,501	(11)	200,501	208,828
466247UG6	467,713	-	467,713	452,359	(15,354)	452,359	459,812
57643QAE5	3,114,325	-	3,114,325	3,109,376	(4,949)	3,109,376	3,256,107
US74951PBV94	51,011	-	51,011	29,960	(21,051)	29,960	58,411
Totals	$7,791,000	$-	$7,791,000	$7,634,637	$(156,362)	$7,634,637	$7,683,021

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$205,885	$-	$205,885	$17,668	$(188,218)	$17,668	$21,031
18974BAA7	306,428	-	306,428	295,291	(11,137)	295,291	294,986
22541QQR6	28,742	-	28,742	(9,704)	(38,446)	(9,704)	1
32051GCF0	32,493	-	32,493	20,481	(12,012)	20,481	20,063
17309FAE8	203,743	-	203,743	202,326	(1,417)	202,326	201,875
57643QAE5	3,657,695	-	3,657,695	3,177,611	(480,084)	3,177,611	3,365,017
92990GAE3	115,186	-	115,186	111,886	(3,300)	111,886	111,541
Totals	$4,550,173	$-	$4,550,173	$3,815,559	$(734,614)	$3,815,559	$4,014,514

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,454,425	$-	$3,454,425	$3,141,048	$(313,377)	$3,141,048	$3,134,409
07384YPP5	321,829	-	321,829	148,884	(172,945)	148,884	132,968
07386HCP4	2,164	-	2,164	(6,255)	(8,418)	(6,255)	320
76110H4M8	1,715	-	1,715	(3,719)	(5,434)	(3,719)	641
79548KXQ6	423,086	-	423,086	383,222	(39,864)	383,222	292,015
939336Z48	117,607	-	117,607	-	(117,607)	-	126,945
Totals	$4,320,826	$-	$4,320,826	$3,663,181	$(657,645)	$3,663,181	$3,687,297

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59020UW43	$337,732	$-	$337,732	$271,686	$(66,046)	$271,686	$354,508
76110H4M8	6,848	-	6,848	1,969	(4,879)	1,969	1,713
863579DV7	289,655	-	289,655	5,567	(284,089)	5,567	30,531
Totals	$634,235	$-	$634,235	$279,221	$(355,014)	$279,221	$386,752

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$43,711	$-	$43,711	$2,334	$(41,377)	$2,334	$1,609
79548KXQ6	520,764	-	520,764	476,293	(44,471)	476,293	365,994
45660NZY4	81,215	-	81,215	9,554	(71,661)	9,554	80,891
Totals	$645,690	$-	$645,690	$488,181	$(157,509)	$488,181	$448,494
111

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
03927RAA2	$2,886,563	$-	$2,886,563	$1,464,907	$(1,421,656)	$1,464,907	$1,481,241
03927RAB0	910,639	-	910,639	363,543	(547,096)	363,543	362,176
07386HCP4	7,995	-	7,995	1,386	(6,609)	1,386	2,673
12669GMS7	25,101	-	25,101	21,923	(3,177)	21,923	21,921
22541QQR6	21,202	-	21,202	12,504	(8,698)	12,504	16,106
2254W0NK7	97,695	-	97,695	94,495	(3,200)	94,495	139,833
86359ACG6	318	-	318	-	(318)	-	2
Totals	$3,949,513	$-	$3,949,513	$1,958,759	$(1,990,754)	$1,958,759	$2,023,952

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	$42,273	$-	$42,273	$41,434	$(839)	$41,434	$41,095
22541NMB2	11,869	-	11,869	11,634	(234)	11,634	11,535
22541SSD1	12,232	-	12,232	20	(12,213)	20	5,978
52108MDP5	3,497,947	-	3,497,947	-	(3,497,947)	-	1,925,413
55274SAM3	167,196	-	167,196	153,991	(13,206)	153,991	179,429
76110W4J2	1,131	-	1,131	229	(902)	229	556
88157QAL2	686,945	-	686,945	660,921	(26,024)	660,921	2,125,943
89789KAC9	16,949	-	16,949	8,714	(8,235)	8,714	357,735
Totals	$4,436,542	$-	$4,436,542	$876,942	$(3,559,600)	$876,942	$4,647,683

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$4,413	$-	$4,413	$2,326	$(2,087)	$2,326	$4,073
86358RLG0	3,485	-	3,485	2,670	(815)	2,670	30,171
86359ACG6	16,324	-	16,324	2	(16,322)	2	2
88157QAL2	774,182	-	774,182	675,599	(98,583)	675,599	1,947,675
89789KAC9	17,294	-	17,294	8,920	(8,374)	8,920	356,047
77277LAF4	22,514,590	-	22,514,590	22,167,493	(347,097)	22,167,493	34,318,674
77277LAH0	1,135,088	-	1,135,088	1,118,159	(16,929)	1,118,159	2,738,435
77277LAJ6	16,073,175	-	16,073,175	15,833,787	(239,388)	15,833,787	21,595,653
Totals	$40,538,551	$-	$40,538,551	$39,808,956	$(729,595)	$39,808,956	$60,990,732

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GH76	$274,894	$-	$274,894	$44,730	$(230,163)	$44,730	$152,777
22541QJR4	11,175	-	11,175	54	(11,122)	54	6,866
32051DCK6	182,177	-	182,177	160,728	(21,449)	160,728	179,180
55274SAM3	225,790	-	225,790	209,839	(15,951)	209,839	218,832
86358RA23	1,326,199	-	1,326,199	1,253,636	(72,563)	1,253,636	1,289,099
86359ACG6	6,287	-	6,287	49	(6,239)	49	2
112

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

US77277LAF40	22,537,014	-	22,537,014	22,514,590	(22,424)	22,514,590	31,699,907
US77277LAH06	1,136,182	-	1,136,182	1,135,088	(1,094)	1,135,088	2,662,526
US77277LAJ61	16,088,661	-	16,088,661	16,073,175	(15,486)	16,073,175	19,947,746
Totals	$41,788,380	$-	$41,788,380	$41,391,889	$(396,491)	$41,391,889	$56,156,936
113

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in Appendix A that comprise Massachusetts Mutual Variable Life Separate Account I (Separate Account), as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two-year period then ended (or for the periods indicated in Appendix A), and the related notes, including the financial highlights in Note 8, for each of the years or periods in the five-year period then ended, (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each division as of December 31, 2023, and the results of their operations and the changes in their net assets for each of the years in the two-year period then ended (or for the periods indicated in Appendix A), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 7, 2024

F-1

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix A

Massachusetts Mutual Variable Life Separate Account I was comprised of the following divisions of as December 31, 2023. Statements of assets and liabilities as of December 31, 2023, statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2023 unless otherwise noted.

Divisions

American Century VP Capital Appreciation Division

American Century VP Disciplined Core Value Division

American Century VP Inflation Protection Division

American Century VP International Division

American Century VP Value Division

American Funds Insurance Series® Asset Allocation Division**

American Funds Insurance Series® Growth-Income Division**

BlackRock High Yield V.I. Division

BlackRock Small Cap Index V.I. Division (Class I)

BlackRock Small Cap Index V.I. Division (Class III)

BlackRock Total Return V.I. Division

BNY Mellon MidCap Stock Division

Delaware Ivy VIP Asset Strategy Division (Class I)

Delaware Ivy VIP Asset Strategy Division (Class II)

Delaware Ivy VIP Science and Technology Division

Delaware VIP® Emerging Markets Division

Delaware VIP® Small Cap Value Division

DWS Small Cap Index Division

Eaton Vance VT Floating-Rate Income Division

Fidelity® VIP Bond Index Division (Initial Class)

Fidelity® VIP Contrafund® Division (Initial Class)

Fidelity® VIP Contrafund® Division (Service Class)

Fidelity® VIP Extended Market Index Division (Initial Class)

Fidelity® VIP Extended Market Index Division

(Service Class)

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2025 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2035 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2045 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Freedom 2055 Division

Fidelity® VIP Freedom 2060 Division

Fidelity® VIP Growth Division

Fidelity® VIP Health Care Division*

Fidelity® VIP Index 500 Division (Service Class)

Fidelity® VIP International Index Division

(Initial Class)

Fidelity® VIP International Index Division

(Service Class 2)

Fidelity® VIP Overseas Division*

Fidelity® VIP Real Estate Division (Initial Class)*

Fidelity® VIP Real Estate Division (Service Class)

Fidelity® VIP Strategic Income Division*

Fidelity® VIP Total Market Index

Franklin Mutual Global Discovery VIP Division

Franklin Small Cap Value VIP Division

Franklin Strategic Income VIP Division

Goldman Sachs Core Fixed Income Division

Goldman Sachs International Equity Insights Division

Goldman Sachs Large Cap Value Division

Goldman Sachs Mid Cap Value Division

Goldman Sachs Small Cap Equity Insights Division

Goldman Sachs Strategic Growth Division

Goldman Sachs U.S. Equity Insights Division

Invesco Oppenheimer V.I. International

Growth Division

Invesco V.I. American Franchise Division

Invesco V.I. Capital Appreciation Division

Invesco V.I. Comstock Division

Invesco V.I. Conservative Balanced Division

Invesco V.I. Core Plus Bond Division*

Invesco V.I. Discovery Mid Cap Growth Division

Invesco V.I. Diversified Dividend Division

Invesco V.I. EQV International Equity Division**

Invesco V.I. Global Division

Invesco V.I. Global Real Estate Division

Invesco V.I. Global Strategic Income Division

Invesco V.I. Health Care Division

Invesco V.I. Main Street Division

Invesco V.I. Main Street Small Cap Division

Invesco V.I. Small Cap Equity Division

Invesco V.I. Technology Division

LA2050

F-2

Invesco V.I. U.S. Government Money Division

Janus Henderson Balanced Division (Institutional Class)

Janus Henderson Balanced Division (Service Class)

Janus Henderson Forty Division (Institutional Class)

Janus Henderson Forty Division (Service Class)

Janus Henderson Global Research Division

(Institutional Class)

Janus Henderson Global Research Division

(Service Class)

Janus Henderson Global Technology and Innovation Division*

Lord Abbett Developing Growth Division

LVIP JPMorgan U.S. Equity Division*

MFS® Blended Research® Core Equity Division

MFS® Global Real Estate Division

MFS® Government Securities Division

MFS® Growth Division

MFS® International Intrinsic Value Division

MFS® Investors Trust Division

MFS® Mid Cap Value Division

MFS® New Discovery Division

MFS® Research Division

MFS® Utilities Division

MFS® Value Division

MML Aggressive Allocation Division

MML American Funds Core Allocation Division

MML American Funds Growth Division

MML Balanced Allocation Division

MML Blend Division

MML Blue Chip Growth Division

MML Conservative Allocation Division

MML Dynamic Bond Division

MML Equity Division

MML Equity Income Division

MML Equity Index Division (Service Class I)

MML Equity Index Division (Class II)

MML Equity Index Division (Class III)

MML Equity Rotation Division*

MML Focused Equity Division

MML Foreign Division

MML Fundamental Equity Division

MML Fundamental Value Division

MML Global Division (Service Class I)

MML Global Division (Class II)

MML Growth Allocation Division

MML High Yield Division

MML Income & Growth Division

MML Inflation-Protected and Income Division

MML International Equity Division

MML iShares® 60/40 Allocation Division*

MML iShares® 80/20 Allocation Division*

MML Large Cap Growth Division

MML Managed Bond Division

MML Managed Volatility Division

MML Mid Cap Growth Division

MML Mid Cap Value Division

MML Moderate Allocation Division

MML Short-Duration Bond Division

MML Small Cap Equity Division

MML Small Cap Growth Equity Division

MML Small Company Value Division

MML Small/Mid Cap Value Division

MML Strategic Emerging Markets Division

MML Sustainable Equity Division**

MML Total Return Bond Division

MML U.S. Government Money Market Division

PIMCO CommodityRealReturn® Strategy Division

PIMCO Global Bond Opportunities Division

PIMCO High Yield Division

PIMCO Income Division*

PIMCO Real Return Division

PIMCO Total Return Division

T. Rowe Price All-Cap Opportunities Division

T. Rowe Price Blue Chip Growth Division

T. Rowe Price Equity Income Division

T. Rowe Price Limited-Term Bond Division

T. Rowe Price Mid-Cap Growth Division

Templeton Foreign VIP Division

Templeton Global Bond VIP Division

Vanguard VIF Global Bond Index Division

Vanguard VIF Mid-Cap Index Division

Vanguard VIF Real Estate Index Division

Voya International Index Division

Voya Russell™ Mid Cap Index Division

Voya Russell™ Small Cap Index Division

VY® CBRE Global Real Estate Division**

F-3

* Statements of operations and changes in net assets for the period from May 1, 2023 to December 31, 2023.

** The following Divisions had name changes:

Current Year	Prior Year Equivalent
American Funds Insurance Series® Asset Allocation Division	American Funds® IS Asset Allocation Division
American Funds Insurance Series® Growth- Income Division	American Funds® IS Growth-Income Division
Invesco V.I. EQV International Equity Division	Invesco V.I. International Growth Division
MML Sustainable Equity Division	MML Growth & Income Division
VY® CBRE Global Real Estate Division	VY® Clarion Global Real Estate Division

Other periods presented:

For the Oppenheimer Global Multi-Alternatives Division, the financial highlights are presented for the period January 1, 2019 to April 29, 2019. Effective April 29, 2019, this Division liquidated and any contract value in the Division after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Division.

F-4

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American	American	American	American		American Funds
	Century	Century	Century	Century	American	Insurance Series®	American Funds	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Insurance Series®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	78,542	4,244,616	3,008	140,165	1,416,950	1,063,181	796,962	9,378
Identified cost	$1,098,987	$38,375,443	$28,087	$1,728,163	$15,658,904	$25,149,655	$41,551,616	$61,761
Value	$1,116,867	$32,556,201	$28,183	$1,482,944	$17,272,619	$25,016,647	$46,462,905	$64,148
Dividends receivable	-	-	-	-	-	-	-	346
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	11
Total assets	1,116,867	32,556,201	28,183	1,482,944	17,272,619	25,016,647	46,462,905	64,505
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1	41	2	10	83	57	71	-
Total liabilities	1	41	2	10	83	57	71	-
NET ASSETS	$1,116,866	$32,556,160	$28,181	$1,482,934	$17,272,536	$25,016,590	$46,462,834	$64,505
Outstanding units
Policy owners	579,437	7,953,129	24,847	1,017,477	3,545,573	5,962,672	8,213,963	48,906
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	3.37	-	-	6.32	-	-	-
Variable Life Select	-	3.53	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	3.51	-	-	4.79	-	-	-
Survivorship Variable Universal Life	-	4.40	-	-	5.54	4.63	6.69	-
Variable Universal Life	-	3.79	-	-	5.21	4.35	6.29	-
Strategic Variable Life® Plus	-	3.16	-	1.66	5.92	-	-	-
Survivorship Variable Universal Life II	-	3.49	-	-	5.54	4.63	6.69	-
Variable Universal Life II
Tier 1	-	3.51	-	-	5.00	4.17	6.04	-
Tier 2	-	4.39	-	-	4.78	4.18	5.64	-
VUL GuardSM
Tier 1	-	4.85	-	-	5.26	4.39	6.36	-
Tier 2	-	3.97	-	-	4.32	3.78	5.10	-
Tier 3	-	3.77	-	-	4.11	3.59	4.85	-
Tier 4	-	3.85	-	-	4.19	3.67	4.95	-
Tier 5	-	4.17	-	-	4.54	3.97	5.37	-
Survivorship VUL GuardSM
Tier 1	-	3.57	-	-	3.77	3.48	4.70	-
Tier 2	-	3.64	-	-	3.85	3.54	4.79	-
Tier 3	-	3.71	-	-	3.92	3.61	4.88	-
Tier 4	-	3.71	-	-	3.92	3.61	4.88	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.93	-	1.13	1.43	-	-	-	1.32
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS	(Class I)	(Class III)			(Class I)	(Class II)
Investments
Number of shares	80,527	2,012	20,405	18,720	3,611	14,128	687	24,991
Identified cost	$891,467	$21,184	$204,699	$367,441	$30,828	$115,170	$13,220	$533,309
Value	$912,376	$22,715	$208,746	$347,437	$31,630	$123,760	$15,791	$549,291
Dividends receivable	-	-	678	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	21	-	-	1	-	-
Total assets	912,376	22,715	209,445	347,437	31,630	123,761	15,791	549,291
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1	4	-	1	1	-	-	-
Total liabilities	1	4	-	1	1	-	-	-
NET ASSETS	$912,375	$22,711	$209,445	$347,436	$31,629	$123,761	$15,791	$549,291
Outstanding units
Policy owners	808,424	24,827	194,736	227,903	28,575	79,234	6,642	460,537
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	1.57	-	-
MassMutual ElectrumSM	-	0.91	1.08	1.52	-	1.54	2.38	1.19
APEX VUL	1.13	-	-	-	1.11	-	-	-

See Notes to Financial Statements.

F-6

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS				(Initial Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Investments
Number of shares	21,505	727,978	2,759	72,572	2,177,899	168,124	45,010	14,863
Identified cost	$745,459	$10,794,134	$23,582	$704,895	$89,204,992	$6,473,683	$542,973	$171,948
Value	$820,211	$9,922,344	$23,896	$701,769	$105,911,223	$8,120,392	$582,425	$191,730
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	3	-	2	-	-	-	2	-
Total assets	820,214	9,922,344	23,898	701,769	105,911,223	8,120,392	582,427	191,730
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	56	-	1	64	8	-	-
Total liabilities	-	56	-	1	64	8	-	-
NET ASSETS	$820,214	$9,922,288	$23,898	$701,768	$105,911,159	$8,120,384	$582,427	$191,730
Outstanding units
Policy owners	576,506	2,227,999	18,911	799,613	16,615,944	1,357,752	477,416	196,194
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	6.82	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	6.40	-	-
Survivorship Variable Universal Life	-	4.85	-	-	8.98	-	-	-
Variable Universal Life	-	4.37	-	-	7.32	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	6.86	-	-
Survivorship Variable Universal Life II	-	4.69	-	-	6.51	-	-	-
Variable Universal Life II
Tier 1	-	4.41	-	-	6.81	-	-	-
Tier 2	-	4.45	-	-	7.24	-	-	-
VUL GuardSM
Tier 1	-	5.66	-	-	8.20	-	-	-
Tier 2	-	4.03	-	-	6.55	-	-	-
Tier 3	-	3.83	-	-	6.23	-	-	-
Tier 4	-	3.91	-	-	6.35	-	-	-
Tier 5	-	4.23	-	-	6.88	-	-	-
Survivorship VUL GuardSM
Tier 1	-	3.84	-	-	6.05	-	-	-
Tier 2	-	3.91	-	-	6.17	-	-	-
Tier 3	-	3.99	-	-	6.29	-	-	-
Tier 4	-	3.99	-	-	6.29	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	6.03	-	-	-
Tier 2	-	-	-	-	6.12	-	-	-
Tier 3	-	-	-	-	6.22	-	-	-
Tier 4	-	-	-	-	6.56	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	2.60	-	-
MassMutual ElectrumSM	1.42	-	1.26	-	2.21	-	-	0.98
APEX VUL	-	-	-	0.88	1.29	-	1.22	-

See Notes to Financial Statements.

F-7

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	9,612	81,856	95,698	67,854	12,001	677	15,507	77
Identified cost	$115,466	$1,176,962	$1,397,032	$1,612,493	$273,671	$16,046	$316,266	$916
Value	$119,673	$1,236,850	$1,465,132	$1,757,410	$298,102	$17,022	$351,864	$978
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	2	1	3	2	-	2	-
Total assets	119,673	1,236,852	1,465,133	1,757,413	298,104	17,022	351,866	978
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
NET ASSETS	$119,673	$1,236,852	$1,465,133	$1,757,413	$298,104	$17,022	$351,866	$978
Outstanding units
Policy owners	83,337	832,720	942,739	1,059,304	172,137	16,273	202,304	934
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.44	1.49	1.55	1.66	1.73	1.05	1.74	1.05
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-8

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

					Fidelity®	Fidelity®
	Fidelity®	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	International	International	VIP	VIP
	Freedom 2060	Growth	Health Care	Index 500	Index	Index	Overseas	Real Estate
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS				(Service Class)	(Initial Class)	(Service Class 2)		(Initial Class)
Investments
Number of shares	1,278	17,965	385	2,853	72,391	28,340	38	1
Identified cost	$15,203	$1,391,757	$12,386	$1,237,200	$725,459	$286,122	$945	$18
Value	$16,079	$1,659,285	$13,193	$1,311,712	$768,066	$299,274	$994	$18
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	4	-	1	-	-
Total assets	16,079	1,659,285	13,193	1,311,716	768,066	299,275	994	18
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	1	1	-	1	-	1	-
Total liabilities	-	1	1	-	1	-	1	-
NET ASSETS	$16,079	$1,659,284	$13,192	$1,311,716	$768,065	$299,275	$993	$18
Outstanding units
Policy owners	15,372	567,689	13,352	1,111,184	708,749	305,960	938	17
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	4.08	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.05	2.74	-	1.18	-	0.98	1.51	-
APEX VUL	-	-	0.99	-	1.08	-	1.06	1.08

See Notes to Financial Statements.

F-9

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

		Fidelity®	Fidelity®	Franklin Mutual	Franklin	Franklin	Goldman	Goldman Sachs
	Fidelity®	VIP	VIP	Global	Small Cap	Strategic	Sachs	International
	VIP	Strategic	Total Market	Discovery	Value	Income	Core Fixed	Equity
	Real Estate	Income	Index	VIP	VIP	VIP	Income	Insights
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS	(Service Class)		(Initial Class)
Investments
Number of shares	7,731	24	80,625	164	1,352,781	190	92,844	29,656
Identified cost	$123,888	$248	$1,239,166	$2,903	$18,219,120	$1,672	$880,693	$250,032
Value	$132,672	$250	$1,391,583	$3,013	$17,951,408	$1,712	$897,801	$262,455
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	1	-	-	-	-	-	1	-
Total assets	132,673	250	1,391,583	3,013	17,951,408	1,712	897,802	262,455
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	2	-	45	-	-	3
Total liabilities	-	-	2	-	45	-	-	3
NET ASSETS	$132,673	$250	$1,391,581	$3,013	$17,951,363	$1,712	$897,802	$262,452
Outstanding units
Policy owners	109,152	238	1,053,612	2,044	3,648,614	1,569	849,586	167,207
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	6.62	-	-	-
Variable Universal Life	-	-	-	-	6.22	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	1.97
Survivorship Variable Universal Life II	-	-	-	-	6.62	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	5.97	-	-	-
Tier 2	-	-	-	-	5.35	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	6.29	-	-	-
Tier 2	-	-	-	-	4.84	-	-	-
Tier 3	-	-	-	-	4.60	-	-	-
Tier 4	-	-	-	-	4.69	-	-	-
Tier 5	-	-	-	-	5.09	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	4.20	-	-	-
Tier 2	-	-	-	-	4.29	-	-	-
Tier 3	-	-	-	-	4.37	-	-	-
Tier 4	-	-	-	-	4.37	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.22	-	-	1.47	1.60	1.09	1.06	1.33
APEX VUL	-	1.05	1.32	-	-	-	-	-

See Notes to Financial Statements.

F-10

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco
	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	International	American	Capital
	Value	Value	Insights	Growth	Insights	Growth	Franchise	Appreciation
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	345	130,231	4,505	949,132	8,849	13,477,945	7,431	1,921,204
Identified cost	$3,121	$2,171,342	$52,373	$11,796,615	$141,268	$29,745,191	$404,766	$93,732,441
Value	$2,907	$2,085,006	$55,319	$11,902,112	$172,819	$27,225,448	$438,128	$90,431,066
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	4	-	-	-	-	-	-
Total assets	2,907	2,085,010	55,319	11,902,112	172,819	27,225,448	438,128	90,431,066
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	6	-	-	82	15	61	-	97
Total liabilities	6	-	-	82	15	61	-	97
NET ASSETS	$2,901	$2,085,010	$55,319	$11,902,030	$172,804	$27,225,387	$438,128	$90,430,969
Outstanding units
Policy owners	774	258,933	34,164	1,917,718	39,290	7,827,963	198,188	15,425,839
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	3.87	9.83	-	6.39	5.33	4.04	-	12.60
Variable Life Select	-	-	-	-	-	-	-	11.52
Strategic Group Variable Universal Life®	-	-	-	-	-	3.91	-	6.13
Survivorship Variable Universal Life	-	-	-	5.51	-	3.22	-	6.14
Variable Universal Life	-	-	-	4.38	-	3.01	-	5.18
Strategic Variable Life® Plus	3.50	9.09	-	5.24	4.40	3.61	-	5.00
Survivorship Variable Universal Life II	-	-	-	4.70	-	3.22	-	3.73
Variable Universal Life II
Tier 1	-	-	-	4.79	-	2.72	-	3.70
Tier 2	-	-	-	6.81	-	3.82	-	5.24
VUL GuardSM
Tier 1	-	-	-	7.24	-	5.21	-	5.85
Tier 2	-	-	-	6.16	-	3.45	-	4.74
Tier 3	-	-	-	5.86	-	3.28	-	4.50
Tier 4	-	-	-	5.97	-	3.35	-	4.60
Tier 5	-	-	-	6.48	-	3.63	-	4.98
Survivorship VUL GuardSM
Tier 1	-	-	-	5.77	-	3.29	-	4.51
Tier 2	-	-	-	5.89	-	3.36	-	4.60
Tier 3	-	-	-	6.00	-	3.42	-	4.69
Tier 4	-	-	-	6.00	-	3.42	-	4.69
Variable Universal Life III
Tier 1	-	-	-	-	-	3.01	-	5.60
Tier 2	-	-	-	-	-	3.05	-	5.68
Tier 3	-	-	-	-	-	3.10	-	5.77
Tier 4	-	-	-	-	-	3.27	-	6.09
Strategic Group Variable Universal Life® II	-	-	-	-	-	1.51	-	-
MassMutual ElectrumSM	-	1.79	1.62	-	-	1.34	2.21	-
APEX VUL	-	-	-	-	-	1.01	-	-

See Notes to Financial Statements.

F-11

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

		Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Invesco V.I.	Conservative	Invesco V.I.	Discovery	Diversified	EQV International	Invesco V.I.	Global Real
	Comstock	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Equity	Global	Estate
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	5,344	92,308	2,512,136	1,033,914	99,458	676	2,794,358	4,285
Identified cost	$95,149	$1,445,210	$16,480,026	$77,425,052	$2,543,777	$20,498	$107,222,723	$55,454
Value	$105,109	$1,417,843	$14,419,662	$64,940,109	$2,410,874	$23,045	$102,161,740	$59,903
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	3	-	-	1	-	-
Total assets	105,109	1,417,843	14,419,665	64,940,109	2,410,874	23,046	102,161,740	59,903
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	4	-	51	59	-	109	-
Total liabilities	-	4	-	51	59	-	109	-
NET ASSETS	$105,109	$1,417,839	$14,419,665	$64,940,058	$2,410,815	$23,046	$102,161,631	$59,903
Outstanding units
Policy owners	55,585	548,818	10,254,266	13,017,146	1,090,322	16,647	16,632,778	54,624
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$4.46	$-
Large Case Variable Life Plus	-	-	-	8.75	-	-	11.99	-
Strategic Variable Life®	-	4.21	2.05	8.55	-	-	13.08	-
Variable Life Select	-	-	-	7.77	-	-	11.85	-
Strategic Group Variable Universal Life®	-	2.58	1.55	4.47	-	-	7.83	-
Survivorship Variable Universal Life	-	-	1.48	4.72	2.25	-	8.19	-
Variable Universal Life	-	-	1.54	4.48	2.11	-	7.43	-
Strategic Variable Life® Plus	-	2.53	1.51	4.12	-	-	7.18	-
Survivorship Variable Universal Life II	-	-	1.65	2.38	2.25	-	4.68	-
Variable Universal Life II
Tier 1	-	-	1.34	3.52	2.03	-	4.66	-
Tier 2	-	-	1.29	4.90	1.91	-	5.44	-
VUL GuardSM
Tier 1	-	-	1.23	5.65	2.13	-	6.80	-
Tier 2	-	-	1.16	4.43	1.73	-	4.92	-
Tier 3	-	-	1.11	4.21	1.64	-	4.68	-
Tier 4	-	-	1.13	4.29	1.68	-	4.77	-
Tier 5	-	-	1.22	4.65	1.82	-	5.17	-
Survivorship VUL GuardSM
Tier 1	-	-	1.08	4.26	1.61	-	4.55	-
Tier 2	-	-	1.10	4.34	1.64	-	4.64	-
Tier 3	-	-	1.12	4.43	1.67	-	4.73	-
Tier 4	-	-	1.12	4.43	1.67	-	4.73	-
Variable Universal Life III
Tier 1	-	-	-	5.48	3.25	-	4.60	-
Tier 2	-	-	-	5.57	3.30	-	4.67	-
Tier 3	-	-	-	5.65	3.35	-	4.74	-
Tier 4	-	-	-	5.96	3.53	-	4.99	-
Strategic Group Variable Universal Life® II	-	-	-	2.25	-	-	2.06	-
MassMutual ElectrumSM	1.89	-	-	1.92	1.53	1.38	1.78	1.10
APEX VUL	-	-	-	0.98	-	-	1.11	-

See Notes to Financial Statements.

F-12

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Invesco V.I.			Invesco V.I.	Invesco V.I.		Invesco V.I.	Janus
	Global	Invesco V.I.	Invesco V.I.	Main Street	Small Cap	Invesco V.I.	U.S. Government	Henderson
	Strategic Income	Health Care	Main Street	Small Cap	Equity	Technology	Money	Balanced
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS								(Institutional Class)
Investments
Number of shares	7,509,236	164,603	1,836,134	129,979	45	382,790	3,487,062	28
Identified cost	$32,935,774	$4,683,472	$40,545,473	$3,187,964	$683	$7,816,963	$3,487,062	$1,297
Value	$32,214,621	$4,264,852	$33,454,356	$3,497,733	$781	$7,081,608	$3,487,062	$1,287
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	80	-
Total assets	32,214,621	4,264,852	33,454,356	3,497,733	781	7,081,608	3,487,142	1,287
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	89	66	78	4	-	84	-	8
Total liabilities	89	66	78	4	-	84	-	8
NET ASSETS	$32,214,532	$4,264,786	$33,454,278	$3,497,729	$781	$7,081,524	$3,487,142	$1,279
Outstanding units
Policy owners	13,454,447	931,122	7,176,261	431,845	471	1,298,780	2,615,717	308
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	0.81	-	-	-	-	-	-	-
Strategic Variable Life®	3.53	-	11.09	8.80	-	-	1.68	-
Variable Life Select	3.28	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	2.45	-	4.59	7.96	-	-	1.34	-
Survivorship Variable Universal Life	2.68	5.12	4.72	-	-	3.31	-	-
Variable Universal Life	2.51	4.81	3.75	-	-	3.09	-	-
Strategic Variable Life® Plus	2.48	-	4.38	8.22	-	-	1.31	4.15
Survivorship Variable Universal Life II	2.63	5.12	4.03	-	-	3.31	-	-
Variable Universal Life II
Tier 1	2.27	4.62	4.10	-	-	2.63	-	-
Tier 2	2.01	4.72	5.14	-	-	5.38	-	-
VUL GuardSM
Tier 1	2.03	4.86	5.63	-	-	6.80	-	-
Tier 2	1.82	4.27	4.65	-	-	4.87	-	-
Tier 3	1.73	4.06	4.42	-	-	4.63	-	-
Tier 4	1.76	4.14	4.51	-	-	4.72	-	-
Tier 5	1.91	4.49	4.89	-	-	5.12	-	-
Survivorship VUL GuardSM
Tier 1	1.69	3.89	4.33	-	-	5.46	-	-
Tier 2	1.72	3.97	4.41	-	-	5.57	-	-
Tier 3	1.75	4.05	4.50	-	-	5.68	-	-
Tier 4	1.75	4.05	4.50	-	-	5.68	-	-
Variable Universal Life III
Tier 1	1.64	3.97	5.11	-	-	6.51	-	-
Tier 2	1.66	4.03	5.19	-	-	6.61	-	-
Tier 3	1.69	4.09	5.27	-	-	6.72	-	-
Tier 4	1.78	4.31	5.55	-	-	7.08	-	-
Strategic Group Variable Universal Life® II	1.13	-	2.24	-	-	-	-	-
MassMutual ElectrumSM	1.04	-	1.85	-	1.66	-	-	-
APEX VUL	0.94	-	1.27	-	-	-	-	-

See Notes to Financial Statements.

F-13

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

						Janus Henderson
	Janus	Janus	Janus	Janus	Janus	Global	Lord Abbett	LVIP
	Henderson	Henderson	Henderson	Henderson	Henderson	Technology and	Developing	JPMorgan
	Balanced	Forty	Forty	Global Research	Global Research	Innovation	Growth	U.S. Equity
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Investments
Number of shares	131,418	583,632	8,513	399,356	5,913	429	7,835	39,531
Identified cost	$5,589,607	$24,513,151	$368,470	$21,254,058	$321,458	$6,217	$225,766	$1,496,490
Value	$6,314,656	$27,634,982	$361,718	$24,400,660	$348,977	$6,855	$187,722	$1,487,381
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	1
Total assets	6,314,656	27,634,982	361,718	24,400,660	348,977	6,855	187,722	1,487,382
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	59	31	45	-	43	7	-	-
Total liabilities	59	31	45	-	43	7	-	-
NET ASSETS	$6,314,597	$27,634,951	$361,673	$24,400,660	$348,934	$6,848	$187,722	$1,487,382
Outstanding units
Policy owners	1,372,650	3,388,528	42,668	9,943,265	95,568	5,360	100,311	645,592
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	5.61	-	2.11	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	4.91	-	-	-	-	-	-	-
Variable Universal Life	4.62	5.33	-	2.03	-	-	-	-
Strategic Variable Life® Plus	-	5.26	-	1.98	-	-	-	-
Survivorship Variable Universal Life II	4.91	5.72	-	2.18	-	-	-	-
Variable Universal Life II
Tier 1	4.43	6.93	-	2.63	-	-	-	-
Tier 2	4.63	9.79	-	4.04	-	-	-	-
VUL GuardSM
Tier 1	4.66	-	9.70	-	4.30	-	-	-
Tier 2	4.19	-	8.42	-	3.48	-	-	-
Tier 3	3.98	-	8.01	-	3.31	-	-	-
Tier 4	4.06	-	8.17	-	3.37	-	-	-
Tier 5	4.40	-	8.86	-	3.66	-	-	-
Survivorship VUL GuardSM
Tier 1	3.95	-	7.63	-	3.45	-	-	-
Tier 2	4.02	-	7.78	-	3.51	-	-	-
Tier 3	4.10	-	7.93	-	3.58	-	-	-
Tier 4	4.10	-	7.93	-	3.58	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	-	-	-	-	-	-	1.87	2.30
APEX VUL	-	-	-	-	-	1.28	-	-

See Notes to Financial Statements.

F-14

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MFS®
	Blended	MFS®	MFS®		MFS®	MFS®	MFS®	MFS®
	Research®	Global	Government	MFS®	International	Investors	Mid Cap	New
	Core Equity	Real Estate	Securities	Growth	Intrinsic Value	Trust	Value	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	7,252	24,160	50	42,440	45,870	22,319	24,742	485,646
Identified cost	$371,950	$331,632	$542	$2,471,412	$1,330,049	$800,410	$228,130	$8,619,565
Value	$402,105	$316,016	$548	$2,558,715	$1,348,573	$803,255	$243,210	$6,284,263
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	1	-	-	-	-	1	-
Total assets	402,105	316,017	548	2,558,715	1,348,573	803,255	243,211	6,284,263
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	9	2	35	-	54
Total liabilities	-	-	-	9	2	35	-	54
NET ASSETS	$402,105	$316,017	$548	$2,558,706	$1,348,571	$803,220	$243,211	$6,284,209
Outstanding units
Policy owners	187,947	225,052	535	560,304	902,358	137,883	139,347	1,075,318
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	7.12	-	-	-	8.51
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	5.54	-	-	-	6.54
Survivorship Variable Universal Life	-	-	-	-	-	6.45	-	6.93
Variable Universal Life	-	-	-	-	-	6.07	-	6.51
Strategic Variable Life® Plus	-	-	-	5.88	-	-	-	7.30
Survivorship Variable Universal Life II	-	-	-	-	-	6.45	-	6.93
Variable Universal Life II
Tier 1	-	-	-	-	-	5.82	-	6.25
Tier 2	-	-	-	-	-	5.81	-	5.36
VUL GuardSM
Tier 1	-	-	-	-	-	6.13	-	6.58
Tier 2	-	-	-	-	-	5.25	-	4.84
Tier 3	-	-	-	-	-	4.99	-	4.61
Tier 4	-	-	-	-	-	5.09	-	4.70
Tier 5	-	-	-	-	-	5.52	-	5.09
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	4.92	-	5.44
Tier 2	-	-	-	-	-	5.01	-	5.55
Tier 3	-	-	-	-	-	5.11	-	5.66
Tier 4	-	-	-	-	-	5.11	-	5.66
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	2.14	1.40	1.03	2.41	1.49	-	1.75	-
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-15

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

					MML
				MML	American Funds	MML	MML
	MFS®	MFS®	MFS®	Aggressive	Core	American Funds	Balanced	MML
	Research	Utilities	Value	Allocation	Allocation	Growth	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	28,487	1,068	244,944	745,100	163,287	362,209	414,457	1,631,260
Identified cost	$821,522	$37,358	$5,545,625	$6,681,672	$1,690,311	$5,399,923	$3,773,106	$34,096,831
Value	$910,725	$34,444	$5,209,968	$6,206,684	$1,642,665	$5,056,445	$3,406,839	$31,734,071
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	4	-	1	8	-	-
Total assets	910,725	34,444	5,209,972	6,206,684	1,642,666	5,056,453	3,406,839	31,734,071
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	9	-	-	24	-	-	29	61
Total liabilities	9	-	-	24	-	-	29	61
NET ASSETS	$910,716	$34,444	$5,209,972	$6,206,660	$1,642,666	$5,056,453	$3,406,810	$31,734,010
Outstanding units
Policy owners	190,077	21,979	3,118,821	2,124,003	1,296,151	3,681,159	1,966,775	6,897,148
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$13.03
Large Case Variable Life Plus	-	-	-	-	-	-	-	10.79
Strategic Variable Life®	5.65	-	-	-	-	-	-	6.37
Variable Life Select	-	-	-	-	-	-	-	5.91
Strategic Group Variable Universal Life®	4.52	-	-	2.46	-	-	1.82	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	4.04
Variable Universal Life	-	-	-	-	-	-	-	3.63
Strategic Variable Life® Plus	4.85	-	-	-	-	-	-	3.57
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	3.87
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	3.57
Tier 2	-	-	-	-	-	-	-	4.12
VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	4.28
Tier 2	-	-	-	-	-	-	-	3.73
Tier 3	-	-	-	-	-	-	-	3.55
Tier 4	-	-	-	-	-	-	-	3.62
Tier 5	-	-	-	-	-	-	-	3.92
Survivorship VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	3.46
Tier 2	-	-	-	-	-	-	-	3.53
Tier 3	-	-	-	-	-	-	-	3.60
Tier 4	-	-	-	-	-	-	-	3.60
Variable Universal Life III	-	-	-	-	-	-	-	-
Tier 1	-	-	-	3.94	-	-	2.65	-
Tier 2	-	-	-	4.00	-	-	2.69	-
Tier 3	-	-	-	4.06	-	-	2.73	-
Tier 4	-	-	-	4.29	-	-	2.88	-
Strategic Group Variable Universal Life® II	-	-	-	1.89	1.72	3.15	1.52	1.85
MassMutual ElectrumSM	-	1.57	1.67	1.62	1.50	2.55	1.37	1.61
APEX VUL	-	-	-	1.19	1.12	1.24	1.06	1.14

See Notes to Financial Statements.

F-16

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS						(Service Class I)	(Class II)	(Class III)
Investments
Number of shares	1,172,552	229,850	21,538	3,824,395	349,350	205,691	3,739,188	193,101
Identified cost	$18,165,180	$2,093,128	$189,019	$98,767,029	$3,622,597	$5,449,520	$106,381,630	$5,531,152
Value	$18,760,826	$1,841,101	$185,009	$100,476,910	$3,455,069	$5,837,505	$112,287,815	$5,781,437
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	1	-	-	6	-	6
Total assets	18,760,826	1,841,101	185,010	100,476,910	3,455,069	5,837,511	112,287,815	5,781,443
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	43	27	-	88	6	-	22	-
Total liabilities	43	27	-	88	6	-	22	-
NET ASSETS	$18,760,783	$1,841,074	$185,010	$100,476,822	$3,455,063	$5,837,511	$112,287,793	$5,781,443
Outstanding units
Policy owners	5,282,513	1,068,204	179,247	17,945,278	1,539,176	2,738,435	20,275,166	4,252,177
UNIT VALUE
Variable Life Plus	$-	$-	$-	$14.94	$-	$-	$4.29	$-
Large Case Variable Life Plus	-	-	-	12.15	-	-	10.17	-
Strategic Variable Life®	3.00	-	-	6.84	-	-	8.37	-
Variable Life Select	-	-	-	6.31	-	-	4.58	-
Strategic Group Variable Universal Life®	3.76	1.68	-	2.85	-	-	6.19	-
Survivorship Variable Universal Life	4.39	-	-	3.70	-	-	5.88	-
Variable Universal Life	3.04	-	-	3.35	-	-	4.97	-
Strategic Variable Life® Plus	2.81	-	-	3.28	-	-	4.75	-
Survivorship Variable Universal Life II	3.27	-	-	3.69	-	-	4.51	-
Variable Universal Life II
Tier 1	3.76	-	-	3.22	-	-	4.65	-
Tier 2	5.73	-	-	4.32	-	-	6.12	-
VUL GuardSM
Tier 1	6.10	-	-	4.75	-	-	6.69	-
Tier 2	5.18	-	-	3.90	-	-	5.54	-
Tier 3	4.93	-	-	3.71	-	-	5.26	-
Tier 4	5.03	-	-	3.79	-	-	5.37	-
Tier 5	5.45	-	-	4.11	-	-	5.82	-
Survivorship VUL GuardSM
Tier 1	5.08	-	-	3.51	-	-	5.11	-
Tier 2	5.18	-	-	3.58	-	-	5.21	-
Tier 3	5.28	-	-	3.65	-	-	5.31	-
Tier 4	5.28	-	-	3.65	-	-	5.31	-
Variable Universal Life III
Tier 1	7.31	2.41	-	4.16	3.92	-	5.78	-
Tier 2	7.42	2.44	-	4.22	3.98	-	5.87	-
Tier 3	7.53	2.48	-	4.29	4.04	-	5.96	-
Tier 4	7.94	2.62	-	4.52	4.26	-	6.29	-
Strategic Group Variable Universal Life® II	2.57	1.45	1.15	2.00	2.07	-	-	-
MassMutual ElectrumSM	2.16	1.32	1.06	1.73	1.70	2.13	-	-
APEX VUL	1.07	1.04	0.91	1.38	1.35	-	-	1.36

See Notes to Financial Statements.

F-17

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML	MML		MML	MML			MML
	Equity	Focused	MML	Fundamental	Fundamental	MML	MML	Growth
	Rotation	Equity	Foreign	Equity	Value	Global	Global	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS						(Service Class I)	(Class II)
Investments
Number of shares	4	63,821	89,423	108,933	14,603	72,932	165,472	955,500
Identified cost	$49	$460,408	$841,671	$1,108,197	$176,987	$263,004	$774,848	$6,960,518
Value	$52	$456,956	$852,201	$1,110,024	$176,116	$291,727	$762,827	$6,889,153
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	52	456,956	852,201	1,110,024	176,116	291,727	762,827	6,889,153
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	7	23	7	9	-	24	16
Total liabilities	-	7	23	7	9	-	24	16
NET ASSETS	$52	$456,949	$852,178	$1,110,017	$176,107	$291,727	$762,803	$6,889,137
Outstanding units
Policy owners	48	247,711	559,198	492,360	111,479	182,688	277,802	2,296,938
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	2.21
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	1.97	-	-	-	4.05	3.42
Tier 2	-	-	2.00	-	-	-	4.11	3.47
Tier 3	-	-	2.03	-	-	-	4.17	3.52
Tier 4	-	-	2.14	-	-	-	4.40	3.71
Strategic Group Variable Universal Life® II	-	2.62	1.35	2.65	2.02	-	1.94	1.75
MassMutual ElectrumSM	-	2.08	1.22	2.28	1.73	1.60	-	1.53
APEX VUL	1.08	1.29	1.17	1.27	1.43	-	1.14	1.14

See Notes to Financial Statements.

F-18

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	iShares® 60/40	iShares® 80/20	Large Cap	Managed
	Yield	& Growth	and Income	Equity	Allocation	Allocation	Growth	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	29,190	148,923	615,001	14,379	649	2,266	52,358	1,988,165
Identified cost	$250,351	$1,505,007	$6,229,711	$141,446	$6,184	$21,560	$665,021	$24,312,725
Value	$251,327	$1,498,161	$5,362,803	$147,677	$6,356	$22,637	$727,776	$21,581,109
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	1	-	-	-	-	-	-	-
Total assets	251,328	1,498,161	5,362,803	147,677	6,356	22,637	727,776	21,581,109
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	21	71	4	6	-	8	67
Total liabilities	-	21	71	4	6	-	8	67
NET ASSETS	$251,328	$1,498,140	$5,362,732	$147,673	$6,350	$22,637	$727,768	$21,581,042
Outstanding units
Policy owners	209,556	654,223	3,038,072	110,693	5,872	20,507	414,702	10,003,280
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$5.66
Large Case Variable Life Plus	-	-	-	-	-	-	-	4.96
Strategic Variable Life®	-	-	-	-	-	-	-	3.18
Variable Life Select	-	-	-	-	-	-	-	2.99
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	2.22
Survivorship Variable Universal Life	-	-	1.95	-	-	-	-	2.58
Variable Universal Life	-	-	1.83	-	-	-	-	2.32
Strategic Variable Life® Plus	-	-	-	-	-	-	-	2.33
Survivorship Variable Universal Life II	-	-	1.95	-	-	-	-	2.50
Variable Universal Life II						-
Tier 1	-	-	1.75	-	-	-	-	1.99
Tier 2	-	-	1.81	-	-	-	-	1.91
VUL GuardSM						-
Tier 1	-	-	1.77	-	-	-	-	1.82
Tier 2	-	-	1.64	-	-	-	-	1.73
Tier 3	-	-	1.56	-	-	-	-	1.64
Tier 4	-	-	1.59	-	-	-	-	1.67
Tier 5	-	-	1.72	-	-	-	-	1.82
Survivorship VUL GuardSM						-
Tier 1	-	-	1.53	-	-	-	-	1.61
Tier 2	-	-	1.56	-	-	-	-	1.65
Tier 3	-	-	1.59	-	-	-	-	1.68
Tier 4	-	-	1.59	-	-	-	-	1.68
Variable Universal Life III					-	-
Tier 1	-	3.89	1.61	-	-	-	-	1.53
Tier 2	-	3.95	1.63	-	-	-	-	1.55
Tier 3	-	4.01	1.66	-	-	-	-	1.57
Tier 4	-	4.23	1.75	-	-	-	-	1.66
Strategic Group Variable Universal Life® II	1.51	2.11	1.25	1.52	-	-	2.92	1.15
MassMutual ElectrumSM	1.26	1.72	1.17	1.27	-	-	2.51	1.09
APEX VUL	1.09	1.41	0.97	1.18	1.08	1.10	1.32	0.90

See Notes to Financial Statements.

F-19

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company
	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	812,407	327,073	272,235	275,510	40,716	2,682,046	1,855,204	55,967
Identified cost	$10,337,597	$3,570,668	$2,425,482	$2,653,513	$358,514	$26,838,924	$22,217,276	$543,204
Value	$9,933,032	$3,525,847	$2,150,657	$2,336,326	$362,782	$29,297,411	$18,257,619	$476,840
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	9,933,032	3,525,847	2,150,657	2,336,326	362,782	29,297,411	18,257,619	476,840
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	90	17	24	42	1	74	102	10
Total liabilities	90	17	24	42	1	74	102	10
NET ASSETS	$9,932,942	$3,525,830	$2,150,633	$2,336,284	$362,781	$29,297,337	$18,257,517	$476,830
Outstanding units
Policy owners	4,027,241	974,670	757,179	976,188	336,090	5,752,578	4,063,245	289,137
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	4.13	-
Variable Life Select	-	-	-	-	-	6.07	-	-
Strategic Group Variable Universal Life®	-	-	-	1.96	-	6.04	-	-
Survivorship Variable Universal Life	2.49	-	-	-	-	5.63	5.67	-
Variable Universal Life	2.32	-	-	-	-	6.45	4.22	-
Strategic Variable Life® Plus	2.06	-	-	-	-	6.77	3.87	-
Survivorship Variable Universal Life II	2.49	-	-	-	-	6.22	4.53	-
Variable Universal Life II				-
Tier 1	2.18	-	-	-	-	5.13	5.04	-
Tier 2	2.58	-	-	-	-	4.99	5.71	-
VUL GuardSM				-
Tier 1	2.89	-	-	-	-	5.83	7.20	-
Tier 2	2.34	-	-	-	-	4.52	5.16	-
Tier 3	2.22	-	-	-	-	4.29	4.91	-
Tier 4	2.27	-	-	-	-	4.38	5.01	-
Tier 5	2.46	-	-	-	-	4.75	5.43	-
Survivorship VUL GuardSM				-
Tier 1	2.11	-	-	-	-	4.40	5.21	-
Tier 2	2.15	-	-	-	-	4.49	5.31	-
Tier 3	2.19	-	-	-	-	4.57	5.41	-
Tier 4	2.19	-	-	-	-	4.57	5.41	-
Variable Universal Life III				-
Tier 1	2.36	6.59	4.84	2.92	-	5.47	5.38	-
Tier 2	2.40	6.69	4.92	2.97	-	5.55	5.46	-
Tier 3	2.44	6.79	4.99	3.01	-	5.64	5.54	-
Tier 4	2.57	7.16	5.27	3.18	-	5.94	5.84	-
Strategic Group Variable Universal Life® II	1.43	2.21	1.97	1.60	1.14	2.18	2.22	2.07
MassMutual ElectrumSM	1.31	1.84	1.57	1.42	1.09	1.78	1.86	1.61
APEX VUL	1.11	1.07	1.29	1.10	0.99	1.27	1.04	1.30

See Notes to Financial Statements.

F-20

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

		MML				PIMCO
	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO
	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities	High Yield
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	148,097	43,139	130,969	53,959	22,589,077	90,903	22,236	23,492
Identified cost	$1,436,606	$272,356	$2,310,352	$476,344	$22,589,077	$583,854	$248,177	$180,333
Value	$1,328,434	$229,930	$1,927,869	$487,253	$22,589,075	$496,328	$213,914	$168,676
Dividends receivable	-	-	-	-	1	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	1	562	-	13	26
Total assets	1,328,434	229,930	1,927,869	487,254	22,589,638	496,328	213,927	168,702
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	20	11	22	-	-	25	-	-
Total liabilities	20	11	22	-	-	25	-	-
NET ASSETS	$1,328,414	$229,919	$1,927,847	$487,254	$22,589,638	$496,303	$213,927	$168,702
Outstanding units
Policy owners	426,872	270,427	541,371	494,452	19,075,762	440,774	206,390	134,084
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$2.27	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	1.99	-	-	-
Strategic Variable Life®	-	-	-	-	1.64	-	-	-
Variable Life Select	-	-	-	-	1.52	-	-	-
Strategic Group Variable Universal Life®	-	0.83	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	1.44	-	-	-
Variable Universal Life	-	-	-	-	1.30	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	1.32	-	-	-
Variable Universal Life II	-
Tier 1	-	-	-	-	1.12	-	-	-
Tier 2	-	-	-	-	1.21	-	-	-
VUL GuardSM	-
Tier 1	-	-	-	-	1.15	-	-	-
Tier 2	-	-	-	-	1.09	-	-	-
Tier 3	-	-	-	-	1.04	-	-	-
Tier 4	-	-	-	-	1.06	-	-	-
Tier 5	-	-	-	-	1.15	-	-	-
Survivorship VUL GuardSM	-
Tier 1	-	-	-	-	1.07	-	-	-
Tier 2	-	-	-	-	1.09	-	-	-
Tier 3	-	-	-	-	1.11	-	-	-
Tier 4	-	-	-	-	1.11	-	-	-
Variable Universal Life III
Tier 1	4.92	-	5.27	-	0.99	1.08	-	-
Tier 2	5.00	-	5.35	-	1.01	1.09	-	-
Tier 3	5.08	-	5.43	-	1.02	1.11	-	-
Tier 4	5.35	-	5.72	-	1.08	1.17	-	-
Strategic Group Variable Universal Life® II	1.94	1.32	2.50	1.11	1.10	-	-	-
MassMutual ElectrumSM	1.59	1.09	2.08	1.06	1.10	1.40	1.04	1.26
APEX VUL	1.37	0.77	1.34	0.87	1.03	-	-	-

See Notes to Financial Statements.

F-21

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Income	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	1,496	1,855	17,146	145,807	497,770	818,551	15,353	2,153,608
Identified cost	$14,624	$21,297	$153,947	$4,785,002	$21,329,918	$21,980,859	$72,555	$61,662,758
Value	$14,881	$21,467	$157,402	$5,015,752	$22,992,011	$22,722,973	$71,543	$62,691,526
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	1	12	-	-	-	-	-
Total assets	14,881	21,468	157,414	5,015,752	22,992,011	22,722,973	71,543	62,691,526
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	9	-	-	12	27	77	5	50
Total liabilities	9	-	-	12	27	77	5	50
NET ASSETS	$14,872	$21,468	$157,414	$5,015,740	$22,991,984	$22,722,896	$71,538	$62,691,476
Outstanding units
Policy owners	14,068	18,460	147,323	766,818	3,094,494	5,059,409	64,225	7,274,609
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$7.46
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	8.38	-	-	-	11.65
Variable Life Select	-	-	-	-	-	-	-	9.21
Strategic Group Variable Universal Life®	-	-	-	6.43	-	-	-	9.12
Survivorship Variable Universal Life	-	-	-	-	8.41	5.07	-	11.29
Variable Universal Life	-	-	-	-	7.90	4.77	-	10.12
Strategic Variable Life® Plus	-	-	-	7.01	-	-	1.74	10.03
Survivorship Variable Universal Life II	-	-	-	-	8.41	5.07	-	8.20
Variable Universal Life II
Tier 1	-	-	-	-	7.58	4.58	-	7.32
Tier 2	-	-	-	-	7.41	4.46	-	7.90
VUL GuardSM
Tier 1	-	-	-	-	7.99	4.82	-	9.40
Tier 2	-	-	-	-	6.70	4.03	-	7.14
Tier 3	-	-	-	-	6.37	3.83	-	6.79
Tier 4	-	-	-	-	6.50	3.91	-	6.93
Tier 5	-	-	-	-	7.05	4.24	-	7.51
Survivorship VUL GuardSM
Tier 1	-	-	-	-	6.34	3.56	-	-
Tier 2	-	-	-	-	6.46	3.63	-	-
Tier 3	-	-	-	-	6.59	3.70	-	-
Tier 4	-	-	-	-	6.59	3.70	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	-	1.16	1.07	-	-	-	1.11	-
APEX VUL	1.06	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-22

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
ASSETS
Investments
Number of shares	840,037	4,671	24,299	59,038	42,406	169,746	271,040	56,208
Identified cost	$10,871,204	$61,083	$445,105	$1,341,842	$515,721	$1,723,271	$2,890,347	$707,933
Value	$11,962,131	$63,391	$451,968	$1,412,791	$505,478	$1,868,906	$2,951,627	$765,548
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	3	-	1	-	-
Total assets	11,962,131	63,391	451,968	1,412,794	505,478	1,868,907	2,951,627	765,548
LIABILITIES	-	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	72	-	11	-	1	-	1	1
Total liabilities
NET ASSETS	$11,962,059	$63,391	$451,957	$1,412,794	$505,477	$1,868,907	$2,951,626	$765,547
Outstanding units
Policy owners	5,020,897	68,923	508,934	1,176,536	440,975	1,380,711	1,695,519	508,815
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	2.23	-	-	-	-	-	-	-
Variable Universal Life	1.96	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	2.10	-	-	-	-	-	-	-
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	1.93	-	-	-	-	-	-	-
Tier 2	2.43	-	-	-	-	-	-	-
VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	2.86	-	-	-	-	-	-	-
Tier 2	2.20	-	-	-	-	-	-	-
Tier 3	2.09	-	-	-	-	-	-	-
Tier 4	2.13	-	-	-	-	-	-	-
Tier 5	2.31	-	-	-	-	-	-	-
Survivorship VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	1.98	-	-	-	-	-	-	-
Tier 2	2.02	-	-	-	-	-	-	-
Tier 3	2.06	-	-	-	-	-	-	-
Tier 4	2.06	-	-	-	-	-	-	-
Variable Universal Life III	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	0.92	-	-	-	1.35	1.74	1.50
MassMutual ElectrumSM	-	-	0.89	1.20	1.15	-	-	-
APEX VUL	30.36	0.92	0.89	1.20	1.15	1.35	1.74	1.50

See Notes to Financial Statements.

F-23

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

VY® CBRE
Global
Real Estate
ASSETS
Investments
Number of shares	61,306
Identified cost	$648,802
Value	$627,772
Dividends receivable	-
Receivable to Massachusetts Mutual Life Insurance Company	-
Total assets	627,772
LIABILITIES	-
Payable to Massachusetts Mutual Life Insurance Company	15
Total liabilities
NET ASSETS	$627,757
Outstanding units
Policy owners	242,413
UNIT VALUE
Variable Life Plus	$-
Large Case Variable Life Plus	-
Strategic Variable Life®	-
Variable Life Select	-
Strategic Group Variable Universal Life®	-
Survivorship Variable Universal Life	-
Variable Universal Life	-
Strategic Variable Life® Plus	-
Survivorship Variable Universal Life II	-
Variable Universal Life II	-
Tier 1	-
Tier 2	-
VUL GuardSM	-
Tier 1	-
Tier 2	-
Tier 3	-
Tier 4	-
Tier 5	-
Survivorship VUL GuardSM	-
Tier 1	-
Tier 2	-
Tier 3	-
Tier 4	-
Variable Universal Life III	2.46
Tier 1	2.49
Tier 2	2.53
Tier 3	2.67
Tier 4	-
Strategic Group Variable Universal Life® II	-
MassMutual ElectrumSM	-
APEX VUL	10.16

See Notes to Financial Statements.

F-24

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2023

	American	American	American	American		American Funds
	Century	Century	Century	Century	American	Insurance Series®	American Funds	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Insurance Series®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$476,703	$958	$17,735	$391,383	$530,993	$585,020	$3,779
Expenses
Mortality and expense risk fees	2,502	108,088	71	3,692	55,682	69,809	124,686	144
Net investment income (loss)	(2,502)	368,615	887	14,043	335,701	461,184	460,334	3,635
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(16,855)	(653,771)	(1,163)	(6,847)	205,920	(99,566)	240,127	123
Realized gain distribution	1,362	-	-	-	1,274,827	921,152	2,244,505	-
Realized gain (loss)	(15,493)	(653,771)	(1,163)	(6,847)	1,480,747	821,586	2,484,632	123
Change in net unrealized appreciation/depreciation of investments	202,276	2,787,656	1,359	144,370	(422,540)	1,850,137	6,850,825	4,323
Net gain (loss) on investments	186,783	2,133,885	196	137,523	1,058,207	2,671,723	9,335,457	4,446
Net increase (decrease) in net assets resulting from operations	184,281	2,502,500	1,083	151,566	1,393,908	3,132,907	9,795,791	8,081
Capital transactions:
Transfers of net premiums	114,030	1,034,979	-	144,605	574,847	828,840	1,444,210	1,533
Transfers due to death benefits	-	(151,246)	-	-	(82,689)	(129,463)	(127,842)	-
Transfers due to withdrawal of funds	(1)	(996,171)	-	-	(333,949)	(689,915)	(1,219,292)	24
Transfers due to policy loans, net of repayments	-	(561,096)	-	-	(309,804)	(983,297)	(1,396,174)	-
Transfers due to charges for administrative and insurance costs	(6,365)	(984,860)	(460)	(12,764)	(525,839)	(792,976)	(1,374,715)	(935)
Transfers between Divisions and to/from General Account	(49,397)	221,815	(4,860)	(1,703)	284,645	299,903	405,848	(21,786)
Net increase (decrease) in net assets resulting from capital transactions	58,267	(1,436,579)	(5,320)	130,138	(392,789)	(1,466,908)	(2,267,965)	(21,164)
Total increase (decrease)	242,548	1,065,921	(4,237)	281,704	1,001,119	1,665,999	7,527,826	(13,083)
NET ASSETS, at beginning of the year	874,318	31,490,239	32,418	1,201,230	16,271,417	23,350,591	38,935,008	77,588
NET ASSETS, at end of the year	$1,116,866	$32,556,160	$28,181	$1,482,934	$17,272,536	$25,016,590	$46,462,834	$64,505

See Notes to Financial Statements.

F-25

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
	(Class I)	(Class III)			(Class I)	(Class II)
Investment Income
Dividends	$10,866	$240	$8,551	$1,753	$727	$2,507	$-	$2,591
Expenses
Mortality and expense risk fees	5,530	37	549	790	201	685	39	525
Net investment income (loss)	5,336	203	8,002	963	526	1,822	(39)	2,066
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(32,643)	(611)	(3,387)	(14,160)	(329)	(65)	163	(25,280)
Realized gain distribution	21,180	548	-	10,299	-	-	865	-
Realized gain (loss)	(11,463)	(63)	(3,387)	(3,861)	(329)	(65)	1,028	(25,280)
Change in net unrealized appreciation/depreciation of investments	117,421	2,662	8,237	56,762	3,059	12,318	3,914	50,294
Net gain (loss) on investments	105,958	2,599	4,850	52,901	2,730	12,253	4,942	25,014
Net increase (decrease) in net assets resulting from operations	111,294	2,802	12,852	53,864	3,256	14,075	4,903	27,080
Capital transactions:
Transfers of net premiums	358,354	8,585	123,056	-	13,495	7,495	-	24,534
Transfers due to death benefits	8	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(6,790)	(2)	18	(1)	(92)	(95)	(1)	(3)
Transfers due to policy loans, net of repayments	(26,899)	-	-	(391)	-	-	(2,219)	-
Transfers due to charges for administrative and insurance costs	(103,962)	(783)	(3,868)	(8,525)	(3,933)	(411)	(1,133)	(4,314)
Transfers between Divisions and to/from General Account	16,709	2,111	(198,233)	(6,115)	-	48	-	315,077
Net increase (decrease) in net assets resulting from capital transactions	237,420	9,911	(79,027)	(15,032)	9,470	7,037	(3,353)	335,294
Total increase (decrease)	348,714	12,713	(66,175)	38,832	12,726	21,112	1,550	362,374
NET ASSETS, at beginning of the year	563,661	9,998	275,620	308,604	18,903	102,649	14,241	186,917
NET ASSETS, at end of the year	$912,375	$22,711	$209,445	$347,436	$31,629	$123,761	$15,791	$549,291

See Notes to Financial Statements.

F-26

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
				(Initial Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Investment Income
Dividends	$4,069	$103,463	$2,531	$15,814	$469,907	$28,905	$9,126	$2,712
Expenses
Mortality and expense risk fees	1,609	26,520	75	4,610	328,968	54,568	3,436	368
Net investment income (loss)	2,460	76,943	2,456	11,204	140,939	(25,663)	5,690	2,344
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(48,333)	(400,421)	48	(10,187)	1,247,192	332,425	(10,119)	(6,134)
Realized gain distribution	27,276	221,789	-	-	3,386,849	264,712	-	-
Realized gain (loss)	(21,057)	(178,632)	48	(10,187)	4,634,041	597,137	(10,119)	(6,134)
Change in net unrealized appreciation/depreciation of investments	83,371	1,530,752	807	26,624	22,126,662	1,525,055	76,636	19,782
Net gain (loss) on investments	62,314	1,352,120	855	16,437	26,760,703	2,122,192	66,517	13,648
Net increase (decrease) in net assets resulting from operations	64,774	1,429,063	3,311	27,641	26,901,642	2,096,529	72,207	15,992
Capital transactions:
Transfers of net premiums	189,228	343,056	361	276,525	4,296,087	216,096	241,278	-
Transfers due to death benefits	-	(7,035)	-	-	(464,106)	(25,169)	9	(1)
Transfers due to withdrawal of funds	4	(312,774)	12	(19,006)	(3,583,683)	(633,775)	(1,098)	-
Transfers due to policy loans, net of repayments	-	(206,159)	-	(6,114)	(2,436,624)	(10,323)	(3,017)	-
Transfers due to charges for administrative and insurance costs	(8,075)	(295,142)	(534)	(71,069)	(3,235,133)	(182,012)	(66,346)	(1,995)
Transfers between Divisions and to/from General Account	148,974	(149,716)	(20,068)	19,107	1,124,010	(62,747)	7,184	177,734
Net increase (decrease) in net assets resulting from capital transactions	330,131	(627,770)	(20,229)	199,443	(4,299,449)	(697,930)	178,010	175,738
Total increase (decrease)	394,905	801,293	(16,918)	227,084	22,602,193	1,398,599	250,217	191,730
NET ASSETS, at beginning of the year	425,309	9,120,995	40,816	474,684	83,308,966	6,721,785	332,210	-
NET ASSETS, at end of the year	$820,214	$9,922,288	$23,898	$701,768	$105,911,159	$8,120,384	$582,427	$191,730

See Notes to Financial Statements.

F-27

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$2,781	$31,139	$30,309	$30,207	$4,020	$222	$4,332	$12
Expenses
Mortality and expense risk fees	139	2,711	2,606	3,705	539	44	629	12
Net investment income (loss)	2,642	28,428	27,703	26,502	3,481	178	3,703	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(104)	25,427	35,810	36,112	6,487	167	954	459
Realized gain distribution	298	-	-	2,959	2,915	239	2,747	19
Realized gain (loss)	194	25,427	35,810	39,071	9,402	406	3,701	478
Change in net unrealized appreciation/depreciation of investments	6,828	77,340	65,657	177,480	28,127	1,890	39,461	117
Net gain (loss) on investments	7,022	102,767	101,467	216,551	37,529	2,296	43,162	595
Net increase (decrease) in net assets resulting from operations	9,664	131,195	129,170	243,053	41,010	2,474	46,865	595
Capital transactions:
Transfers of net premiums	38	144,243	128,222	122,709	16,799	501	63,177	38
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	-	-	(1)	10	(2)	-	(1)	-
Transfers due to policy loans, net of repayments	(1,650)	(708)	(57)	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(1,472)	(20,888)	(16,575)	(13,759)	(2,554)	(352)	(4,371)	(59)
Transfers between Divisions and to/from General Account	99,879	181,902	811,465	(11,116)	56,854	1,562	72,035	(568)
Net increase (decrease) in net assets resulting from capital transactions	96,795	304,549	923,054	97,844	71,097	1,711	130,840	(589)
Total increase (decrease)	106,459	435,744	1,052,224	340,897	112,107	4,185	177,705	6
NET ASSETS, at beginning of the year	13,214	801,108	412,909	1,416,516	185,997	12,837	174,161	972
NET ASSETS, at end of the year	$119,673	$1,236,852	$1,465,133	$1,757,413	$298,104	$17,022	$351,866	$978

See Notes to Financial Statements.

F-28

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

					Fidelity®	Fidelity®
	Fidelity®	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	International	International	VIP	VIP
	Freedom 2060	Growth	Health Care	Index 500	Index	Index	Overseas	Real Estate
	Division	Division	Division	Division	Division	Division	Division	Division
				(Service Class)	(Initial Class)	(Service Class 2)		(Initial Class)
Investment Income
Dividends	$198	$548	$-	$18,505	$19,399	$7,031	$9	$-
Expenses
Mortality and expense risk fees	90	3,725	22	3,956	4,821	507	1	-
Net investment income (loss)	108	(3,177)	(22)	14,549	14,578	6,524	8	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,017	(2,841)	(66)	104,287	(7,808)	4,434	2	-
Realized gain distribution	528	67,868	-	17,480	-	-	2	-
Realized gain (loss)	2,545	65,027	(66)	121,767	(7,808)	4,434	4	-
Change in net unrealized appreciation/depreciation of investments	4,379	343,031	807	146,599	76,962	13,066	48	-
Net gain (loss) on investments	6,924	408,058	741	268,366	69,154	17,500	52	-
Net increase (decrease) in net assets resulting from operations	7,032	404,881	719	282,915	83,732	24,024	60	-
Capital transactions:
Transfers of net premiums	1,511	250,961	8,434	390,390	324,090	14,124	1,350	22
Transfers due to death benefits	-	-	-	-	4	-	-	-
Transfers due to withdrawal of funds	(1)	(5)	(14)	7	(2,612)	(2)	-	-
Transfers due to policy loans, net of repayments	-	-	-	-	(8,188)	-	-	-
Transfers due to charges for administrative and insurance costs	(742)	(27,349)	(1,707)	(27,869)	(98,462)	(3,639)	(417)	(5)
Transfers between Divisions and to/from General Account	(36,831)	27,488	5,760	360,554	2,498	227,661	-	1
Net increase (decrease) in net assets resulting from capital transactions	(36,063)	251,095	12,473	723,082	217,330	238,144	933	18
Total increase (decrease)	(29,031)	655,976	13,192	1,005,997	301,062	262,168	993	18
NET ASSETS, at beginning of the year	45,110	1,003,308	-	305,719	467,003	37,107	-	-
NET ASSETS, at end of the year	$16,079	$1,659,284	$13,192	$1,311,716	$768,065	$299,275	$993	$18

See Notes to Financial Statements.

F-29

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

		Fidelity®	Fidelity®	Franklin Mutual	Franklin	Franklin	Goldman	Goldman Sachs
	Fidelity®	VIP	VIP	Global	Small Cap	Strategic	Sachs	International
	VIP	Strategic	Total Market	Discovery	Value	Income	Core Fixed	Equity
	Real Estate	Income	Index	VIP	VIP	VIP	Income	Insights
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)		(Initial Class)
Investment Income
Dividends	$2,842	$3	$12,276	$72	$84,951	$56	$22,946	$6,739
Expenses
Mortality and expense risk fees	269	-	6,223	6	46,116	3	1,865	734
Net investment income (loss)	2,573	3	6,053	66	38,835	53	21,081	6,005
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(13,646)	-	(8,595)	86	(364,509)	(1)	(53,626)	2,998
Realized gain distribution	4,524	-	-	156	920,950	-	-	-
Realized gain (loss)	(9,122)	-	(8,595)	242	556,441	(1)	(53,626)	2,998
Change in net unrealized appreciation/depreciation of investments	20,646	2	205,437	146	1,402,529	50	78,715	28,059
Net gain (loss) on investments	11,524	2	196,842	388	1,958,970	49	25,089	31,057
Net increase (decrease) in net assets resulting from operations	14,097	5	202,895	454	1,997,805	102	46,170	37,062
Capital transactions:
Transfers of net premiums	5,817	417	736,765	-	593,591	866	26,102	41,769
Transfers due to death benefits	-	-	-	-	(29,546)	-	-	-
Transfers due to withdrawal of funds	(2)	-	(2,188)	1	(612,061)	-	-	-
Transfers due to policy loans, net of repayments	-	-	(7,862)	(288)	(285,577)	-	-	-
Transfers due to charges for administrative and insurance costs	(2,460)	(172)	(134,008)	(159)	(563,328)	(72)	(14,155)	(4,726)
Transfers between Divisions and to/from General Account	8,819	-	94,376	1,007	348,634	(86)	107,623	475
Net increase (decrease) in net assets resulting from capital transactions	12,174	245	687,083	561	(548,287)	708	119,570	37,518
Total increase (decrease)	26,271	250	889,978	1,015	1,449,518	810	165,740	74,580
NET ASSETS, at beginning of the year	106,402	-	501,603	1,998	16,501,845	902	732,062	187,872
NET ASSETS, at end of the year	$132,673	$250	$1,391,581	$3,013	$17,951,363	$1,712	$897,802	$262,452

See Notes to Financial Statements.

F-30

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco
	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	International	American	Capital
	Value	Value	Insights	Growth	Insights	Growth	Franchise	Appreciation
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$48	$20,049	$515	$-	$1,102	$151,707	$-	$-
Expenses
Mortality and expense risk fees	9	7,537	113	31,701	627	89,934	678	319,059
Net investment income (loss)	39	12,512	402	(31,701)	475	61,773	(678)	(319,059)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(16)	(2,506)	(126)	(21,349)	2,612	(1,666,324)	59,110	(2,481,706)
Realized gain distribution	245	49,381	-	444,208	-	-	7,164	-
Realized gain (loss)	229	46,875	(126)	422,859	2,612	(1,666,324)	66,274	(2,481,706)
Change in net unrealized appreciation/depreciation of investments	60	147,288	7,929	3,164,941	30,064	6,427,615	35,772	26,955,775
Net gain (loss) on investments	289	194,163	7,803	3,587,800	32,676	4,761,291	102,046	24,474,069
Net increase (decrease) in net assets resulting from operations	328	206,675	8,205	3,556,099	33,151	4,823,064	101,368	24,155,010
Capital transactions:
Transfers of net premiums	49	3,052	8,680	225,156	-	1,764,679	231,726	2,548,719
Transfers due to death benefits	-	-	-	(67,990)	-	(95,271)	-	(528,416)
Transfers due to withdrawal of funds	-	(4)	-	(175,374)	(4)	(790,627)	-	(3,264,994)
Transfers due to policy loans, net of repayments	-	-	-	(188,058)	-	(503,768)	-	(1,405,237)
Transfers due to charges for administrative and insurance costs	(129)	(18,328)	(603)	(331,608)	(5,096)	(904,045)	(3,866)	(2,606,275)
Transfers between Divisions and to/from General Account	-	3,417	-	(72,855)	-	(2,023,474)	(87,798)	233,377
Net increase (decrease) in net assets resulting from capital transactions	(80)	(11,863)	8,077	(610,729)	(5,100)	(2,552,506)	140,062	(5,022,826)
Total increase (decrease)	248	194,812	16,282	2,945,370	28,051	2,270,558	241,430	19,132,184
NET ASSETS, at beginning of the year	2,653	1,890,198	39,037	8,956,660	144,753	24,954,829	196,698	71,298,785
NET ASSETS, at end of the year	$2,901	$2,085,010	$55,319	$11,902,030	$172,804	$27,225,387	$438,128	$90,430,969

See Notes to Financial Statements.

F-31

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

		Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I. EQV		Invesco V.I.
	Invesco V.I.	Conservative	Core Plus	Discovery	Diversified	International	Invesco V.I.	Global Real
	Comstock	Balanced	Bond	Mid Cap Growth	Dividend	Equity	Global	Estate
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$1,818	$25,663	$365,700	$-	$46,079	$43	$213,199	$684
Expenses
Mortality and expense risk fees	217	10,701	47,623	270,458	8,183	52	366,875	109
Net investment income (loss)	1,601	14,962	318,077	(270,458)	37,896	(9)	(153,676)	575
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	102	(96)	(321,635)	(1,424,213)	(26,841)	(1,419)	130,143	(2,178)
Realized gain distribution	11,188	-	-	-	189,769	16	10,781,420	-
Realized gain (loss)	11,290	(96)	(321,635)	(1,424,213)	162,928	(1,403)	10,911,563	(2,178)
Change in net unrealized appreciation/depreciation of investments	(2,304)	145,675	815,863	9,080,411	(8,866)	4,736	18,064,435	5,838
Net gain (loss) on investments	8,986	145,579	494,228	7,656,198	154,062	3,333	28,975,998	3,660
Net increase (decrease) in net assets resulting from operations	10,587	160,541	812,305	7,385,740	191,958	3,324	28,822,322	4,235
Capital transactions:
Transfers of net premiums	16,045	64,256	1,187,566	2,395,334	225,544	-	3,278,192	43,862
Transfers due to death benefits	-	(20,038)	(79,399)	(199,584)	(2,237)	-	(701,652)	-
Transfers due to withdrawal of funds	-	(199,638)	(206,993)	(2,175,705)	(19,936)	-	(3,206,884)	-
Transfers due to policy loans, net of repayments	-	179	(161,974)	(969,861)	(50,538)	(293)	(1,562,777)	-
Transfers due to charges for administrative and insurance costs	(1,150)	(37,765)	(552,036)	(1,934,639)	(95,402)	(312)	(2,947,991)	(708)
Transfers between Divisions and to/from General Account	-	443	(613,581)	957,199	(139,590)	2,931	(11,105,466)	(18,094)
Net increase (decrease) in net assets resulting from capital transactions	14,895	(192,563)	(426,417)	(1,927,256)	(82,159)	2,326	(16,246,578)	25,060
Total increase (decrease)	25,482	(32,022)	385,888	5,458,484	109,799	5,650	12,575,744	29,295
NET ASSETS, at beginning of the year	79,627	1,449,861	14,033,777	59,481,574	2,301,016	17,396	89,585,887	30,608
NET ASSETS, at end of the year	$105,109	$1,417,839	$14,419,665	$64,940,058	$2,410,815	$23,046	$102,161,631	$59,903

See Notes to Financial Statements.

F-32

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Invesco V.I.			Invesco V.I.	Invesco V.I.		Invesco V.I.	Janus
	Global	Invesco V.I.	Invesco V.I.	Main Street	Small Cap	Invesco V.I.	U.S. Government	Henderson
	Strategic Income	Health Care	Main Street	Small Cap	Equity	Technology	Money	Balanced
	Division	Division	Division	Division	Division	Division	Division	Division
								(Institutional Class)
Investment Income
Dividends	$-	$-	$266,073	$37,621	$-	$-	$189,445	$26
Expenses
Mortality and expense risk fees	77,608	13,809	113,281	17,905	2	20,082	28,932	4
Net investment income (loss)	(77,608)	(13,809)	152,792	19,716	(2)	(20,082)	160,513	22
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(517,263)	(100,917)	(1,911,179)	30,372	2	(827,628)	-	(8)
Realized gain distribution	-	-	2,163,513	-	13	-	-	-
Realized gain (loss)	(517,263)	(100,917)	252,334	30,372	15	(827,628)	-	(8)
Change in net unrealized appreciation/depreciation of investments	2,919,664	225,687	6,010,003	468,433	90	3,260,208	-	160
Net gain (loss) on investments	2,402,401	124,770	6,262,337	498,805	105	2,432,580	-	152
Net increase (decrease) in net assets resulting from operations	2,324,793	110,961	6,415,129	518,521	103	2,412,498	160,513	174
Capital transactions:
Transfers of net premiums	1,495,840	258,790	1,236,738	209,164	22	340,060	1,502,410	-
Transfers due to death benefits	(175,172)	(3,456)	(211,175)	(4,852)	-	(46,244)	(6,425)	-
Transfers due to withdrawal of funds	(721,312)	(69,255)	(1,453,844)	(113,163)	-	(86,615)	(2,571,076)	(1)
Transfers due to policy loans, net of repayments	(494,868)	(145,084)	(561,873)	5,655	-	(189,471)	(12,947)	-
Transfers due to charges for administrative and insurance costs	(1,055,286)	(170,526)	(1,100,828)	(110,634)	(14)	(246,710)	(57,532)	(97)
Transfers between Divisions and to/from General Account	11,741,150	20,042	226,284	(15,033)	93	(379,311)	(66,297)	-
Net increase (decrease) in net assets resulting from capital transactions	10,790,352	(109,489)	(1,864,698)	(28,863)	101	(608,291)	(1,211,867)	(98)
Total increase (decrease)	13,115,145	1,472	4,550,431	489,658	204	1,804,207	(1,051,354)	76
NET ASSETS, at beginning of the year	19,099,387	4,263,314	28,903,847	3,008,071	577	5,277,317	4,538,496	1,203
NET ASSETS, at end of the year	$32,214,532	$4,264,786	$33,454,278	$3,497,729	$781	$7,081,524	$3,487,142	$1,279

See Notes to Financial Statements.

F-33

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

						Janus Henderson
	Janus	Janus	Janus	Janus	Janus	Global	Lord Abbett	LVIP
	Henderson	Henderson	Henderson	Henderson	Henderson	Technology and	Developing	JPMorgan
	Balanced	Forty	Forty	Global Research	Global Research	Innovation	Growth	U.S. Equity
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Investment Income
Dividends	$109,530	$47,233	$408	$144,367	$2,459	$-	$-	$8,892
Expenses
Mortality and expense risk fees	18,979	78,139	1,875	45,445	1,643	16	404	1,399
Net investment income (loss)	90,551	(30,906)	(1,467)	98,922	816	(16)	(404)	7,493
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	204,672	(21,513)	(3,641)	309,677	889	22	(3,732)	(658)
Realized gain distribution	-	-	-	302,504	9,214	-	-	26,123
Realized gain (loss)	204,672	(21,513)	(3,641)	612,181	10,103	22	(3,732)	25,465
Change in net unrealized appreciation/depreciation of investments	557,264	8,221,708	110,807	2,924,439	62,396	639	17,954	101,017
Net gain (loss) on investments	761,936	8,200,195	107,166	3,536,620	72,499	661	14,222	126,482
Net increase (decrease) in net assets resulting from operations	852,487	8,169,289	105,699	3,635,542	73,315	645	13,818	133,975
Capital transactions:
Transfers of net premiums	200,006	596,177	8,646	408,874	3,140	6,407	2,860	-
Transfers due to death benefits	(387,451)	(233,742)	-	(148,787)	-	-	-	-
Transfers due to withdrawal of funds	(61,222)	(1,111,134)	(18,030)	(326,913)	(5,653)	(21)	-	2
Transfers due to policy loans, net of repayments	(126,222)	(439,074)	(7,472)	(351,200)	(4,953)	-	-	-
Transfers due to charges for administrative and insurance costs	(260,239)	(719,969)	(8,631)	(393,097)	(12,102)	(638)	(4,153)	(5,840)
Transfers between Divisions and to/from General Account	145,260	(184,365)	(639)	11,750,384	1,813	455	27,479	857,150
Net increase (decrease) in net assets resulting from capital transactions	(489,868)	(2,092,107)	(26,126)	10,939,261	(17,755)	6,203	26,186	851,312
Total increase (decrease)	362,619	6,077,182	79,573	14,574,803	55,560	6,848	40,004	985,287
NET ASSETS, at beginning of the year	5,951,978	21,557,769	282,100	9,825,857	293,374	-	147,718	502,095
NET ASSETS, at end of the year	$6,314,597	$27,634,951	$361,673	$24,400,660	$348,934	$6,848	$187,722	$1,487,382

See Notes to Financial Statements.

F-34

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MFS®
	Blended	MFS®	MFS®		MFS®	MFS®	MFS®	MFS®
	Research®	Global	Government	MFS®	International	Investors	Mid Cap	New
	Core Equity	Real Estate	Securities	Growth	Intrinsic Value	Trust	Value	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$4,929	$813	$7	$-	$3,797	$6,607	$3,781	$-
Expenses
Mortality and expense risk fees	879	233	1	15,026	1,303	2,869	499	24,776
Net investment income (loss)	4,050	580	6	(15,026)	2,494	3,738	3,282	(24,776)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(29,167)	(301)	-	66,835	(42,368)	14,553	(6,106)	(378,136)
Realized gain distribution	27,695	6,622	-	189,137	39,450	50,846	7,170	-
Realized gain (loss)	(1,472)	6,321	-	255,972	(2,918)	65,399	1,064	(378,136)
Change in net unrealized appreciation/depreciation of investments	90,129	3,341	13	492,364	83,461	83,953	20,581	1,182,971
Net gain (loss) on investments	88,657	9,662	13	748,336	80,543	149,352	21,645	804,835
Net increase (decrease) in net assets resulting from operations	92,707	10,242	19	733,310	83,037	153,090	24,927	780,059
Capital transactions:
Transfers of net premiums	-	32	26	45,421	23,287	21,030	131,574	179,864
Transfers due to death benefits	-	-	-	(1,802)	-	(1,689)	-	(20,457)
Transfers due to withdrawal of funds	-	(1)	-	(261,165)	(2)	(33,909)	1	(137,546)
Transfers due to policy loans, net of repayments	-	-	-	1,377	-	(202,146)	-	(109,543)
Transfers due to charges for administrative and insurance costs	(9,083)	(1,056)	(11)	(57,515)	(6,450)	(16,568)	(3,318)	(166,308)
Transfers between Divisions and to/from General Account	(56,475)	214,429	178	(128,252)	782,025	(9,246)	(50,561)	43,755
Net increase (decrease) in net assets resulting from capital transactions	(65,558)	213,404	193	(401,936)	798,860	(242,528)	77,696	(210,235)
Total increase (decrease)	27,149	223,646	212	331,374	881,897	(89,438)	102,623	569,824
NET ASSETS, at beginning of the year	374,956	92,371	336	2,227,332	466,674	892,658	140,588	5,714,385
NET ASSETS, at end of the year	$402,105	$316,017	$548	$2,558,706	$1,348,571	$803,220	$243,211	$6,284,209

See Notes to Financial Statements.

F-35

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

					MML
				MML	American Funds	MML	MML
	MFS®	MFS®	MFS®	Aggressive	Core	American Funds	Balanced	MML
	Research	Utilities	Value	Allocation	Allocation	Growth	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$4,584	$1,165	$73,602	$162,627	$46,125	$54,576	$103,173	$512,285
Expenses
Mortality and expense risk fees	4,720	78	10,731	24,383	7,225	26,630	15,115	122,614
Net investment income (loss)	(136)	1,087	62,871	138,244	38,900	27,946	88,058	389,671
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	15,165	(16)	6,674	(205,843)	(7,626)	(196,925)	(83,220)	(677,075)
Realized gain distribution	48,451	1,803	309,371	669,548	135,852	582,345	265,210	-
Realized gain (loss)	63,616	1,787	316,045	463,705	128,226	385,420	181,990	(677,075)
Change in net unrealized appreciation/depreciation of investments	108,231	(3,569)	(43,478)	308,253	(26,666)	691,623	65,660	5,059,741
Net gain (loss) on investments	171,847	(1,782)	272,567	771,958	101,560	1,077,043	247,650	4,382,666
Net increase (decrease) in net assets resulting from operations	171,711	(695)	335,438	910,202	140,460	1,104,989	335,708	4,772,337
Capital transactions:
Transfers of net premiums	12,838	5,637	316,034	1,329,438	462,705	1,533,990	452,330	1,414,427
Transfers due to death benefits	-	-	-	(3,223)	-	-	-	(168,791)
Transfers due to withdrawal of funds	(73,603)	-	-	(193,854)	(2,212)	(112,738)	(126,769)	(837,781)
Transfers due to policy loans, net of repayments	4,614	-	-	(256,992)	(770)	(117,110)	(4,920)	(358,047)
Transfers due to charges for administrative and insurance costs	(21,439)	(411)	(36,320)	(483,667)	(58,311)	(408,730)	(165,226)	(1,433,754)
Transfers between Divisions and to/from General Account	502	-	438,410	50,133	423,768	484,472	742,031	(480,623)
Net increase (decrease) in net assets resulting from capital transactions	(77,088)	5,226	718,124	441,835	825,180	1,379,884	897,446	(1,864,569)
Total increase (decrease)	94,623	4,531	1,053,562	1,352,037	965,640	2,484,873	1,233,154	2,907,768
NET ASSETS, at beginning of the year	816,093	29,913	4,156,410	4,854,623	677,026	2,571,580	2,173,656	28,826,242
NET ASSETS, at end of the year	$910,716	$34,444	$5,209,972	$6,206,660	$1,642,666	$5,056,453	$3,406,810	$31,734,010

See Notes to Financial Statements.

F-36

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)	(Class III)
Investment Income
Dividends	$-	$56,273	$7,464	$2,055,201	$71,438	$50,557	$1,437,400	$67,940
Expenses
Mortality and expense risk fees	67,367	10,965	777	427,608	13,729	12,640	404,828	32,274
Net investment income (loss)	(67,367)	45,308	6,687	1,627,593	57,709	37,917	1,032,572	35,666
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(904,227)	(41,515)	(2,592)	1,245,674	(35,581)	(295,638)	959,333	(91,616)
Realized gain distribution	-	126,289	-	7,831,639	256,743	506,176	9,600,365	403,425
Realized gain (loss)	(904,227)	84,774	(2,592)	9,077,313	221,162	210,538	10,559,698	311,809
Change in net unrealized appreciation/depreciation of investments	7,093,552	41,487	7,209	(2,515,322)	5,478	916,005	11,420,117	590,078
Net gain (loss) on investments	6,189,325	126,261	4,617	6,561,991	226,640	1,126,543	21,979,815	901,887
Net increase (decrease) in net assets resulting from operations	6,121,958	171,569	11,304	8,189,584	284,349	1,164,460	23,012,387	937,553
Capital transactions:
Transfers of net premiums	1,570,169	174,564	58,173	3,625,668	308,572	657,795	2,826,150	2,003,031
Transfers due to death benefits	(8,248)	-	-	(1,449,574)	-	-	(947,930)	-
Transfers due to withdrawal of funds	(872,229)	(45,688)	29	(2,402,393)	(54,899)	1	(3,617,984)	(15,537)
Transfers due to policy loans, net of repayments	(499,787)	(2,209)	(3,568)	(1,275,736)	(20,806)	(4,546)	(796,273)	(15,251)
Transfers due to charges for administrative and insurance costs	(654,799)	(51,863)	(5,063)	(3,952,454)	(156,237)	(49,577)	(3,032,604)	(424,756)
Transfers between Divisions and to/from General Account	839,422	125,429	12,403	167,490	321,422	(952,083)	638,202	581,030
Net increase (decrease) in net assets resulting from capital transactions	374,528	200,233	61,974	(5,286,999)	398,052	(348,410)	(4,930,439)	2,128,517
Total increase (decrease)	6,496,486	371,802	73,278	2,902,585	682,401	816,050	18,081,948	3,066,070
NET ASSETS, at beginning of the year	12,264,297	1,469,272	111,732	97,574,237	2,772,662	5,021,461	94,205,845	2,715,373
NET ASSETS, at end of the year	$18,760,783	$1,841,074	$185,010	$100,476,822	$3,455,063	$5,837,511	$112,287,793	$5,781,443

See Notes to Financial Statements.

F-37

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MML	MML		MML	MML			MML
	Equity	Focused	MML	Fundamental	Fundamental	MML	MML	Growth
	Rotation	Equity	Foreign	Equity	Value	Global	Global	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)
Investment Income
Dividends	$-	$3,985	$10,774	$9,247	$1,927	$911	$5,897	$186,733
Expenses
Mortality and expense risk fees	-	1,560	2,892	2,905	1,100	331	3,784	30,030
Net investment income (loss)	-	2,425	7,882	6,342	827	580	2,113	156,703
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1	(23,109)	(14,740)	(21,272)	(1,031)	90	(229,597)	(1,091,307)
Realized gain distribution	-	37,702	-	-	8,931	7,376	40,706	813,463
Realized gain (loss)	1	14,593	(14,740)	(21,272)	7,900	7,466	(188,891)	(277,844)
Change in net unrealized appreciation/depreciation of investments	2	21,399	115,028	218,800	9,971	29,791	275,357	1,026,082
Net gain (loss) on investments	3	35,992	100,288	197,528	17,871	37,257	86,466	748,238
Net increase (decrease) in net assets resulting from operations	3	38,417	108,170	203,870	18,698	37,837	88,579	904,941
Capital transactions:
Transfers of net premiums	71	59,095	134,578	34,736	39,289	-	154,938	850,856
Transfers due to death benefits	-	-	-	-	-	-	-	125
Transfers due to withdrawal of funds	-	(36,730)	(6,146)	(64,091)	(520)	(1)	(44,662)	(219,764)
Transfers due to policy loans, net of repayments	-	(3,386)	(1,497)	(3)	(13)	-	(17,393)	(31,514)
Transfers due to charges for administrative and insurance costs	(22)	(24,610)	(26,653)	(9,705)	(13,747)	(3,431)	(43,253)	(318,637)
Transfers between Divisions and to/from General Account	-	(33,289)	3,475	518	10,794	167,468	(9,008)	(16,430)
Net increase (decrease) in net assets resulting from capital transactions	49	(38,920)	103,757	(38,545)	35,803	164,036	40,622	264,636
Total increase (decrease)	52	(503)	211,927	165,325	54,501	201,873	129,201	1,169,577
NET ASSETS, at beginning of the year	-	457,452	640,251	944,692	121,606	89,854	633,602	5,719,560
NET ASSETS, at end of the year	$52	$456,949	$852,178	$1,110,017	$176,107	$291,727	$762,803	$6,889,137

See Notes to Financial Statements.

F-38

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	iShares® 60/40	iShares® 80/20	Large Cap	Managed
	Yield	& Growth	and Income	Equity	Allocation	Allocation	Growth	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$14,602	$30,375	$245,892	$1,707	$79	$273	$-	$1,241,566
Expenses
Mortality and expense risk fees	1,542	5,142	16,760	984	6	41	4,102	102,565
Net investment income (loss)	13,060	25,233	229,132	723	73	232	(4,102)	1,139,001
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(11,831)	(74,028)	(142,522)	(677)	124	(1)	(1,806)	(2,799,506)
Realized gain distribution	-	183,311	-	-	-	-	40,939	-
Realized gain (loss)	(11,831)	109,283	(142,522)	(677)	124	(1)	39,133	(2,799,506)
Change in net unrealized appreciation/depreciation of investments	23,460	(16,857)	173,263	19,978	172	1,077	174,455	2,875,286
Net gain (loss) on investments	11,629	92,426	30,741	19,301	296	1,076	213,588	75,780
Net increase (decrease) in net assets resulting from operations	24,689	117,659	259,873	20,024	369	1,308	209,486	1,214,781
Capital transactions:
Transfers of net premiums	84,668	641,322	324,157	28,238	7,979	13,095	218,155	1,160,715
Transfers due to death benefits	-	(501)	(35,760)	-	-	-	-	(560,683)
Transfers due to withdrawal of funds	(39,655)	(96,329)	(165,392)	(3)	(27)	(52)	(71,352)	(874,948)
Transfers due to policy loans, net of repayments	(3,618)	(1,526)	(156,062)	(6)	-	-	(6,084)	(446,430)
Transfers due to charges for administrative and insurance costs	(16,140)	(72,278)	(231,409)	(6,434)	(4,350)	(2,246)	(56,936)	(1,004,069)
Transfers between Divisions and to/from General Account	25,097	(545,690)	154,122	(304)	2,379	10,532	42,506	(9,110,799)
Net increase (decrease) in net assets resulting from capital transactions	50,352	(75,002)	(110,344)	21,491	5,981	21,329	126,289	(10,836,214)
Total increase (decrease)	75,041	42,657	149,529	41,515	6,350	22,637	335,775	(9,621,433)
NET ASSETS, at beginning of the year	176,287	1,455,483	5,213,203	106,158	-	-	391,993	31,202,475
NET ASSETS, at end of the year	$251,328	$1,498,140	$5,362,732	$147,673	$6,350	$22,637	$727,768	$21,581,042

See Notes to Financial Statements.

F-39

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company
	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$56,551	$-	$54,198	$71,237	$12,796	$349,665	$-	$4,108
Expenses
Mortality and expense risk fees	29,576	15,478	9,324	10,577	1,318	94,143	53,921	2,265
Net investment income (loss)	26,975	(15,478)	44,874	60,660	11,478	255,522	(53,921)	1,843
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	95,258	(408,981)	(130,338)	(59,432)	2,474	5,226	(1,419,365)	(61,436)
Realized gain distribution	1,794,481	-	325,488	214,586	-	-	-	941
Realized gain (loss)	1,889,739	(408,981)	195,150	155,154	2,474	5,226	(1,419,365)	(60,495)
Change in net unrealized appreciation/depreciation of investments	(747,257)	1,041,306	(129,698)	53,847	13,592	4,186,130	4,094,511	121,713
Net gain (loss) on investments	1,142,482	632,325	65,452	209,001	16,066	4,191,356	2,675,146	61,218
Net increase (decrease) in net assets resulting from operations	1,169,457	616,847	110,326	269,661	27,544	4,446,878	2,621,225	63,061
Capital transactions:
Transfers of net premiums	499,874	629,321	418,537	342,755	19,099	1,205,587	813,451	68,827
Transfers due to death benefits	(39,335)	(105)	(108)	(10,948)	-	(211,561)	(21,229)	-
Transfers due to withdrawal of funds	(714,682)	(137,803)	(102,826)	(111,362)	(394)	(1,005,488)	(843,910)	(31,492)
Transfers due to policy loans, net of repayments	(389,772)	(192,393)	(43,094)	(1,631)	(270)	(648,418)	(364,581)	(7,694)
Transfers due to charges for administrative and insurance costs	(386,407)	(184,981)	(118,697)	(119,782)	(11,720)	(931,140)	(547,369)	(15,246)
Transfers between Divisions and to/from General Account	(26,741)	9,979	(18,311)	16,487	(178,116)	40,330	128,346	32,765
Net increase (decrease) in net assets resulting from capital transactions	(1,057,063)	124,018	135,501	115,519	(171,401)	(1,550,690)	(835,292)	47,160
Total increase (decrease)	112,394	740,865	245,827	385,180	(143,857)	2,896,188	1,785,933	110,221
NET ASSETS, at beginning of the year	9,820,548	2,784,965	1,904,806	1,951,104	506,638	26,401,149	16,471,584	366,609
NET ASSETS, at end of the year	$9,932,942	$3,525,830	$2,150,633	$2,336,284	$362,781	$29,297,337	$18,257,517	$476,830

See Notes to Financial Statements.

F-40

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

		MML				PIMCO
	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO
	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities	High Yield
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$12,852	$236	$16,432	$10,566	$1,188,071	$80,386	$4,515	$8,931
Expenses
Mortality and expense risk fees	5,504	1,632	8,849	1,800	82,526	2,187	434	394
Net investment income (loss)	7,348	(1,396)	7,583	8,766	1,105,545	78,199	4,081	8,537
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(70,223)	(51,857)	(52,442)	(11,848)	(4)	(93,296)	(2,170)	(324)
Realized gain distribution	147,892	-	527,001	-	-	-	2,110	-
Realized gain (loss)	77,669	(51,857)	474,559	(11,848)	(4)	(93,296)	(60)	(324)
Change in net unrealized appreciation/depreciation of investments	101,955	73,077	(112,262)	22,907	4	(29,812)	6,135	9,797
Net gain (loss) on investments	179,624	21,220	362,297	11,059	-	(123,108)	6,075	9,473
Net increase (decrease) in net assets resulting from operations	186,972	19,824	369,880	19,825	1,105,545	(44,909)	10,156	18,010
Capital transactions:
Transfers of net premiums	220,636	74,403	254,192	198,543	7,792,106	88,474	12,206	1,170
Transfers due to death benefits	(108)	-	(123,951)	-	(84,890)	-	-	-
Transfers due to withdrawal of funds	(39,061)	(29,626)	(67,307)	(16,384)	(4,149,755)	(21,669)	6	47
Transfers due to policy loans, net of repayments	(48,382)	(13,355)	(16,960)	(2,865)	(681,075)	(79,956)	-	-
Transfers due to charges for administrative and insurance costs	(71,869)	(15,339)	(111,674)	(21,401)	(1,362,796)	(22,686)	(2,799)	(1,709)
Transfers between Divisions and to/from General Account	21,043	6,376	5,721	11,888	(4,364,414)	33,039	(398)	-
Net increase (decrease) in net assets resulting from capital transactions	82,259	22,459	(59,979)	169,781	(2,850,824)	(2,798)	9,015	(492)
Total increase (decrease)	269,231	42,283	309,901	189,606	(1,745,279)	(47,707)	19,171	17,518
NET ASSETS, at beginning of the year	1,059,183	187,636	1,617,946	297,648	24,334,917	544,010	194,756	151,184
NET ASSETS, at end of the year	$1,328,414	$229,919	$1,927,847	$487,254	$22,589,638	$496,303	$213,927	$168,702

See Notes to Financial Statements.

F-41

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Income	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$68	$629	$5,581	$11,492	$-	$451,056	$2,687	$-
Expenses
Mortality and expense risk fees	9	51	390	31,390	56,704	59,901	206	226,981
Net investment income (loss)	59	578	5,191	(19,898)	(56,704)	391,155	2,481	(226,981)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	23	(859)	(4,675)	117,213	(53,273)	(13,688)	(388)	197,313
Realized gain distribution	-	-	-	330,210	-	924,955	-	3,757,356
Realized gain (loss)	23	(859)	(4,675)	447,423	(53,273)	911,267	(388)	3,954,669
Change in net unrealized appreciation/depreciation of investments	256	994	8,324	688,962	7,756,588	675,687	1,392	6,740,423
Net gain (loss) on investments	279	135	3,649	1,136,385	7,703,315	1,586,954	1,004	10,695,092
Net increase (decrease) in net assets resulting from operations	338	713	8,840	1,116,487	7,646,611	1,978,109	3,485	10,468,111
Capital transactions:
Transfers of net premiums	15,828	16,222	31	132,155	407,796	750,964	-	1,529,329
Transfers due to death benefits	-	-	-	-	(17,730)	(63,294)	-	(363,047)
Transfers due to withdrawal of funds	-	1	10	(320,451)	(234,698)	(411,837)	2	(1,957,038)
Transfers due to policy loans, net of repayments	-	-	-	222,144	(487,721)	(701,883)	(11,523)	(695,536)
Transfers due to charges for administrative and insurance costs	(1,334)	(529)	(2,514)	(61,865)	(476,414)	(756,817)	(6,099)	(1,751,870)
Transfers between Divisions and to/from General Account	40	(13,833)	(11,831)	22,921	738,763	169,816	-	174,644
Net increase (decrease) in net assets resulting from capital transactions	14,534	1,861	(14,304)	(5,096)	(70,004)	(1,013,051)	(17,620)	(3,063,518)
Total increase (decrease)	14,872	2,574	(5,464)	1,111,391	7,576,607	965,058	(14,135)	7,404,593
NET ASSETS, at beginning of the year	-	18,894	162,878	3,904,349	15,415,377	21,757,838	85,673	55,286,883
NET ASSETS, at end of the year	$14,872	$21,468	$157,414	$5,015,740	$22,991,984	$22,722,896	$71,538	$62,691,476

See Notes to Financial Statements.

F-42

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$354,240	$-	$6,366	$12,283	$8,490	$80,360	$32,139	$9,412
Expenses
Mortality and expense risk fees	31,685	140	2,911	8,124	3,048	4,225	5,068	1,568
Net investment income (loss)	322,555	(140)	3,455	4,159	5,442	76,135	27,071	7,844
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(27,045)	(325)	(11,538)	(21,703)	(19,141)	14,873	(288,724)	(46,171)
Realized gain distribution	-	-	555	15,414	16,016	-	203,230	23,217
Realized gain (loss)	(27,045)	(325)	(10,983)	(6,289)	(3,125)	14,873	(85,494)	(22,954)
Change in net unrealized appreciation/depreciation of investments	1,762,049	2,430	30,177	158,984	44,271	174,696	370,966	101,779
Net gain (loss) on investments	1,735,004	2,105	19,194	152,695	41,146	189,569	285,472	78,825
Net increase (decrease) in net assets resulting from operations	2,057,559	1,965	22,649	156,854	46,588	265,704	312,543	86,669
Capital transactions:
Transfers of net premiums	533,142	11,274	162,700	655,869	185,481	242,509	154,545	17,405
Transfers due to death benefits	(2,948)	-	-	4	3	-	-	-
Transfers due to withdrawal of funds	(190,631)	-	(2,444)	(12,981)	(3,741)	5	(7)	(2)
Transfers due to policy loans, net of repayments	(290,781)	(34)	-	(14,714)	(610)	-	-	-
Transfers due to charges for administrative and insurance costs	(439,236)	(764)	(49,183)	(148,068)	(54,876)	(11,891)	(22,151)	(9,384)
Transfers between Divisions and to/from General Account	99,551	(8,302)	(10,514)	38,237	8,321	(120,865)	433,083	154,816
Net increase (decrease) in net assets resulting from capital transactions	(290,903)	2,174	100,559	518,347	134,578	109,758	565,470	162,835
Total increase (decrease)	1,766,656	4,139	123,208	675,201	181,166	375,462	878,013	249,504
NET ASSETS, at beginning of the year	10,195,403	59,252	328,749	737,593	324,311	1,493,445	2,073,613	516,043
NET ASSETS, at end of the year	$11,962,059	$63,391	$451,957	$1,412,794	$505,477	$1,868,907	$2,951,626	$765,547

See Notes to Financial Statements.

F-43

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

VY® CBRE
Global
Real Estate
Division
Investment Income
Dividends	$10,001
Expenses
Mortality and expense risk fees	2,091
Net investment income (loss)	7,910
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(16,503)
Realized gain distribution	5,989
Realized gain (loss)	(10,514)
Change in net unrealized appreciation/depreciation of investments	68,079
Net gain (loss) on investments	57,565
Net increase (decrease) in net assets resulting from operations	65,475
Capital transactions:
Transfers of net premiums	67,098
Transfers due to death benefits	(54)
Transfers due to withdrawal of funds	(10,657)
Transfers due to policy loans, net of repayments	(9,879)
Transfers due to charges for administrative and insurance costs	(20,162)
Transfers between Divisions and to/from General Account	4,268
Net increase (decrease) in net assets resulting from capital transactions	30,614
Total increase (decrease)	96,089
NET ASSETS, at beginning of the year	531,668
NET ASSETS, at end of the year	$627,757

See Notes to Financial Statements.

F-44

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2022

	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$591,143	$1,599	$20,361	$340,837	$464,627	$531,911	$5,045
Expenses
Mortality and expense risk fees	2,312	121,231	82	3,548	61,972	80,486	139,020	246
Net investment income (loss)	(2,312)	469,912	1,517	16,813	278,865	384,141	392,891	4,799
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(27,907)	(170,745)	(5,024)	(178,519)	459,172	188,996	809,090	(17,882)
Realized gain distribution	135,116	8,198,114	180	214,316	1,285,449	2,530,667	4,131,874	-
Realized gain (loss)	107,209	8,027,369	(4,844)	35,797	1,744,621	2,719,663	4,940,964	(17,882)
Change in net unrealized appreciation/depreciation of investments	(438,447)	(13,368,070)	(1,387)	(499,541)	(1,967,206)	(6,895,167)	(13,631,573)	(1,332)
Net gain (loss) on investments	(331,238)	(5,340,701)	(6,231)	(463,744)	(222,585)	(4,175,504)	(8,690,609)	(19,214)
Net increase (decrease) in net assets resulting from operations	(333,550)	(4,870,789)	(4,714)	(446,931)	56,280	(3,791,363)	(8,297,718)	(14,415)
Capital transactions:
Transfers of net premiums	71,659	1,076,356	1	148,692	570,116	881,663	1,507,740	4,363
Transfers due to death benefits	-	(120,134)	-	(300)	(22,467)	(139,420)	(921,340)	(228)
Transfers due to withdrawal of funds	(1)	(870,316)	-	(76)	(234,984)	(455,586)	(1,029,178)	2
Transfers due to policy loans, net of repayments	-	(545,651)	-	-	(361,706)	(238,226)	(687,194)	-
Transfers due to charges for administrative and insurance costs	(6,055)	(998,119)	(444)	(11,990)	(498,290)	(761,807)	(1,326,007)	(1,380)
Transfers between Divisions and to/from General Account	(16,559)	(3,195)	672	(278,626)	5,397	53,464	173,373	(64,153)
Net increase (decrease) in net assets resulting from capital transactions	49,044	(1,461,059)	229	(142,300)	(541,934)	(659,912)	(2,282,606)	(61,396)
Total increase (decrease)	(284,506)	(6,331,848)	(4,485)	(589,231)	(485,654)	(4,451,275)	(10,580,324)	(75,811)
NET ASSETS, at beginning of the year	1,158,824	37,822,087	36,903	1,790,461	16,757,071	27,801,866	49,515,332	153,399
NET ASSETS, at end of the year	$874,318	$31,490,239	$32,418	$1,201,230	$16,271,417	$23,350,591	$38,935,008	$77,588

See Notes to Financial Statements.

F-45

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
	(Class I)	(Class III)			(Class I)	(Class II)
Investment Income
Dividends	$6,917	$113	$6,412	$1,263	$359	$1,691	$-	$8,426
Expenses
Mortality and expense risk fees	3,613	16	679	671	96	1,035	77	527
Net investment income (loss)	3,304	97	5,733	592	263	656	(77)	7,899
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(42,306)	(468)	(45,419)	(14,086)	(269)	(37,512)	(24,099)	(53,799)
Realized gain distribution	9,859	168	52	69,674	1,197	11,009	4,228	-
Realized gain (loss)	(32,447)	(300)	(45,367)	55,588	928	(26,503)	(19,871)	(53,799)
Change in net unrealized appreciation/depreciation of investments	(61,509)	(897)	(1,918)	(97,635)	(2,235)	(5,618)	6,644	(28,118)
Net gain (loss) on investments	(93,956)	(1,197)	(47,285)	(42,047)	(1,307)	(32,121)	(13,227)	(81,917)
Net increase (decrease) in net assets resulting from operations	(90,652)	(1,100)	(41,552)	(41,455)	(1,044)	(31,465)	(13,304)	(74,018)
Capital transactions:
Transfers of net premiums	379,177	6,874	93,098	3,727	21,392	10,299	12,348	37,584
Transfers due to death benefits	(526)	-	-	-	-	-	-	(284)
Transfers due to withdrawal of funds	(8,828)	-	(33,253)	(14,272)	(20)	(61,611)	(20,980)	(21,122)
Transfers due to policy loans, net of repayments	(4,476)	-	-	(3)	-	-	(16)	-
Transfers due to charges for administrative and insurance costs	(79,051)	(728)	(5,548)	(7,492)	(2,079)	(412)	(1,365)	(5,282)
Transfers between Divisions and to/from General Account	38,936	3,459	(5,929)	130,787	114	4	(6,284)	(16,531)
Net increase (decrease) in net assets resulting from capital transactions	325,232	9,605	48,368	112,747	19,407	(51,720)	(16,297)	(5,635)
Total increase (decrease)	234,580	8,505	6,816	71,292	18,363	(83,185)	(29,601)	(79,653)
NET ASSETS, at beginning of the year	329,081	1,493	268,804	237,312	540	185,834	43,842	266,570
NET ASSETS, at end of the year	$563,661	$9,998	$275,620	$308,604	$18,903	$102,649	$14,241	$186,917

See Notes to Financial Statements.

F-46

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Service Class I)	(Service Class II)
Investment Income
Dividends	$2,425	$89,454	$1,811	$7,462	$469,561	$30,136	$4,642	$-
Expenses
Mortality and expense risk fees	1,101	30,731	94	2,682	344,523	55,102	2,180	-
Net investment income (loss)	1,324	58,723	1,717	4,780	125,038	(24,966)	2,462	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(64,589)	(38,888)	(2,155)	(23,262)	3,051,823	132,969	(28,655)	(14)
Realized gain distribution	32,329	1,682,680	-	-	4,419,968	361,450	5,982	-
Realized gain (loss)	(32,260)	1,643,792	(2,155)	(23,262)	7,471,791	494,419	(22,673)	(14)
Change in net unrealized appreciation/depreciation of investments	(37,153)	(4,157,998)	(382)	(26,747)	(38,336,089)	(3,043,139)	(28,920)	-
Net gain (loss) on investments	(69,413)	(2,514,206)	(2,537)	(50,009)	(30,864,298)	(2,548,720)	(51,593)	(14)
Net increase (decrease) in net assets resulting from operations	(68,089)	(2,455,483)	(820)	(45,229)	(30,739,260)	(2,573,686)	(49,131)	(14)
Capital transactions:
Transfers of net premiums	168,800	394,035	8,804	361,390	4,608,519	201,110	197,816	-
Transfers due to death benefits	-	(21,626)	(450)	-	(463,505)	(18,668)	(704)	-
Transfers due to withdrawal of funds	(9,105)	(203,240)	22	(1,396)	(2,393,059)	(388,415)	(5,183)	-
Transfers due to policy loans, net of repayments	-	(217,987)	-	(18,434)	(1,805,283)	(3,723)	-	-
Transfers due to charges for administrative and insurance costs	(6,864)	(299,429)	(664)	(48,805)	(3,119,895)	(175,704)	(46,971)	-
Transfers between Divisions and to/from General Account	(145,354)	63,790	(9,157)	34,901	441,491	(31,635)	45,518	14
Net increase (decrease) in net assets resulting from capital transactions	7,477	(284,457)	(1,445)	327,656	(2,731,732)	(417,035)	190,476	14
Total increase (decrease)	(60,612)	(2,739,940)	(2,265)	282,427	(33,470,992)	(2,990,721)	141,345	-
NET ASSETS, at beginning of the year	485,921	11,860,935	43,081	192,257	116,779,958	9,712,506	190,865	-
NET ASSETS, at end of the year	$425,309	$9,120,995	$40,816	$474,684	$83,308,966	$6,721,785	$332,210	$-

See Notes to Financial Statements.

F-47

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$270	$14,546	$6,267	$21,420	$2,362	$165	$3,089	$13
Expenses
Mortality and expense risk fees	32	1,706	750	2,674	442	18	667	1
Net investment income (loss)	238	12,840	5,517	18,746	1,920	147	2,422	12
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(374)	(163,402)	(60,631)	(234,025)	(45,049)	(793)	(76,939)	(139)
Realized gain distribution	1,287	43,775	11,274	63,486	12,137	377	20,040	56
Realized gain (loss)	913	(119,627)	(49,357)	(170,539)	(32,912)	(416)	(56,899)	(83)
Change in net unrealized appreciation/depreciation of investments	(3,477)	(20,229)	3,129	(34,633)	(3,773)	(914)	(4,427)	(56)
Net gain (loss) on investments	(2,564)	(139,856)	(46,228)	(205,172)	(36,685)	(1,330)	(61,326)	(139)
Net increase (decrease) in net assets resulting from operations	(2,326)	(127,016)	(40,711)	(186,426)	(34,765)	(1,183)	(58,904)	(127)
Capital transactions:
Transfers of net premiums	1,087	156,417	123,979	574,924	90,052	11,531	192,319	1,063
Transfers due to death benefits	(74)	(1,437)	(2,770)	(3,304)	(1,784)	(746)	(4,172)	(73)
Transfers due to withdrawal of funds	2	27	(1,410)	(840)	(37,839)	61	(241,368)	13
Transfers due to policy loans, net of repayments	(13)	(5)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(713)	(16,785)	(8,149)	(14,078)	(3,751)	(313)	(8,532)	(33)
Transfers between Divisions and to/from General Account	1,734	172,242	214,886	126,821	38,335	3,487	59,255	129
Net increase (decrease) in net assets resulting from capital transactions	2,023	310,459	326,536	683,523	85,013	14,020	(2,498)	1,099
Total increase (decrease)	(303)	183,443	285,825	497,097	50,248	12,837	(61,402)	972
NET ASSETS, at beginning of the year	13,517	617,665	127,084	919,419	135,749	-	235,563	-
NET ASSETS, at end of the year	$13,214	$801,108	$412,909	$1,416,516	$185,997	$12,837	$174,161	$972

See Notes to Financial Statements.

F-48

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

				Fidelity®	Fidelity®		Fidelity®	Franklin Mutual
	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	VIP	Global
	VIP	VIP	VIP	International	International	VIP	Total Market	Discovery
	Freedom 2060	Growth	Index 500	Index	Index	Real Estate	Index	VIP
	Division	Division	Division	Division	Division	Division	Division	Division
			(Service Class)	(Initial Class)	(Service Class II)
Investment Income
Dividends	$603	$4,425	$4,542	$10,186	$797	$1,311	$7,128	$29
Expenses
Mortality and expense risk fees	53	2,605	758	2,885	30	508	3,055	5
Net investment income (loss)	550	1,820	3,784	7,301	767	803	4,073	24
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,028)	(131,026)	(2,867)	(35,693)	(2,664)	(39,992)	(18,192)	(2)
Realized gain distribution	956	66,495	2,595	-	-	7,056	515	172
Realized gain (loss)	(72)	(64,531)	(272)	(35,693)	(2,664)	(32,936)	(17,677)	170
Change in net unrealized appreciation/depreciation of investments	(3,503)	(182,712)	(72,089)	(27,970)	520	(42,336)	(61,683)	(324)
Net gain (loss) on investments	(3,575)	(247,243)	(72,361)	(63,663)	(2,144)	(75,272)	(79,360)	(154)
Net increase (decrease) in net assets resulting from operations	(3,025)	(245,423)	(68,577)	(56,362)	(1,377)	(74,469)	(75,287)	(130)
Capital transactions:
Transfers of net premiums	35,920	164,878	-	315,863	10,168	6,739	314,735	-
Transfers due to death benefits	(2,082)	-	-	(708)	-	-	-	-
Transfers due to withdrawal of funds	182	(2)	1	(3,622)	-	(6,488)	(5,232)	(492)
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	-	(2)
Transfers due to charges for administrative and insurance costs	(935)	(20,424)	(14,008)	(65,842)	(1,212)	(4,886)	(79,966)	(110)
Transfers between Divisions and to/from General Account	15,050	244,118	388,303	42,250	15,974	(42,674)	68,784	790
Net increase (decrease) in net assets resulting from capital transactions	48,135	388,570	374,296	287,941	24,930	(47,309)	298,321	186
Total increase (decrease)	45,110	143,147	305,719	231,579	23,553	(121,778)	223,034	56
NET ASSETS, at beginning of the year	-	860,161	-	235,424	13,554	228,180	278,569	1,942
NET ASSETS, at end of the year	$45,110	$1,003,308	$305,719	$467,003	$37,107	$106,402	$501,603	$1,998

See Notes to Financial Statements.

F-49

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Franklin	Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman Sachs	Goldman
	Small Cap	Strategic	Sachs	International	Sachs	Sachs	Small Cap	Sachs
	Value	Income	Core Fixed	Equity	Large Cap	Mid Cap	Equity	Strategic
	VIP	VIP	Income	Insights	Value	Value	Insights	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
		(Class II)
Investment Income
Dividends	$165,133	$481	$12,492	$5,931	$37	$13,409	$129	$-
Expenses
Mortality and expense risk fees	55,396	18	2,142	566	9	7,494	120	33,793
Net investment income (loss)	109,737	463	10,350	5,365	28	5,915	9	(33,793)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	15,543	(1,364)	(96,772)	(7,796)	236	4,439	(11,173)	(425,970)
Realized gain distribution	3,116,263	-	-	-	260	288,362	432	1,754,687
Realized gain (loss)	3,131,806	(1,364)	(96,772)	(7,796)	496	292,801	(10,741)	1,328,717
Change in net unrealized appreciation/depreciation of investments	(5,196,792)	(10)	(55,062)	(19,619)	(676)	(515,689)	(761)	(5,764,345)
Net gain (loss) on investments	(2,064,986)	(1,374)	(151,834)	(27,415)	(180)	(222,888)	(11,502)	(4,435,628)
Net increase (decrease) in net assets resulting from operations	(1,955,249)	(911)	(141,484)	(22,050)	(152)	(216,973)	(11,493)	(4,469,421)
Capital transactions:
Transfers of net premiums	653,481	5,806	29,884	25,710	112	16,594	25,801	267,074
Transfers due to death benefits	(34,358)	-	(49,362)	-	-	-	-	(15,099)
Transfers due to withdrawal of funds	(410,689)	(12,767)	2	(1)	(4,492)	(6,551)	(16,314)	(207,984)
Transfers due to policy loans, net of repayments	(317,949)	-	-	-	-	-	-	(288,831)
Transfers due to charges for administrative and insurance costs	(570,039)	(275)	(14,511)	(3,962)	(192)	(17,480)	(948)	(315,710)
Transfers between Divisions and to/from General Account	579	1,060	7,397	29,018	-	12,817	(14,273)	280,976
Net increase (decrease) in net assets resulting from capital transactions	(678,975)	(6,176)	(26,590)	50,765	(4,572)	5,380	(5,734)	(279,574)
Total increase (decrease)	(2,634,224)	(7,087)	(168,074)	28,715	(4,724)	(211,593)	(17,227)	(4,748,995)
NET ASSETS, at beginning of the year	19,136,069	7,989	900,136	159,157	7,377	2,101,791	56,264	13,705,655
NET ASSETS, at end of the year	$16,501,845	$902	$732,062	$187,872	$2,653	$1,890,198	$39,037	$8,956,660

See Notes to Financial Statements.

F-50

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Goldman	Invesco
	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	U.S. Equity	International	American	Capital	Invesco V.I.	Conservative	Invesco V.I.	Discovery
	Insights	Growth	Franchise	Appreciation	Comstock	Balanced	Core Plus Bond	Mid Cap Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$1,288	$-	$-	$-	$1,290	$21,367	$561,158	$-
Expenses
Mortality and expense risk fees	629	100,325	601	333,273	178	11,799	52,077	301,371
Net investment income (loss)	659	(100,325)	(601)	(333,273)	1,112	9,568	509,081	(301,371)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,515	(463,254)	(161,648)	456,124	129	17,038	(245,669)	517,815
Realized gain distribution	820	4,917,962	59,154	28,656,198	2,460	116,432	9,053	18,118,520
Realized gain (loss)	3,335	4,454,708	(102,494)	29,112,322	2,589	133,470	(236,616)	18,636,335
Change in net unrealized appreciation/depreciation of investments	(41,311)	(13,453,333)	(1,495)	(61,590,444)	(3,229)	(463,546)	(2,577,340)	(46,273,771)
Net gain (loss) on investments	(37,976)	(8,998,625)	(103,989)	(32,478,122)	(640)	(330,076)	(2,813,956)	(27,637,436)
Net increase (decrease) in net assets resulting from operations	(37,317)	(9,098,950)	(104,590)	(32,811,395)	472	(320,508)	(2,304,875)	(27,938,807)
Capital transactions:
Transfers of net premiums	-	1,892,219	231,724	2,729,493	13,723	53,377	1,213,171	2,629,975
Transfers due to death benefits	-	(32,186)	-	(502,276)	-	(28,849)	(39,105)	(217,301)
Transfers due to withdrawal of funds	(5,587)	(460,671)	-	(1,684,151)	(2)	(15,858)	(231,785)	(1,829,565)
Transfers due to policy loans, net of repayments	-	(179,218)	-	(1,196,034)	-	(119)	(108,652)	(772,421)
Transfers due to charges for administrative and insurance costs	(4,810)	(905,608)	(5,287)	(2,630,676)	(1,115)	(45,063)	(562,901)	(1,967,832)
Transfers between Divisions and to/from General Account	-	525,382	(169,454)	679,335	-	(35,076)	6,057	(924,992)
Net increase (decrease) in net assets resulting from capital transactions	(10,397)	839,918	56,983	(2,604,309)	12,606	(71,588)	276,785	(3,082,136)
Total increase (decrease)	(47,714)	(8,259,032)	(47,607)	(35,415,704)	13,078	(392,096)	(2,028,090)	(31,020,943)
NET ASSETS, at beginning of the year	192,467	33,213,861	244,305	106,714,489	66,549	1,841,957	16,061,867	90,502,517
NET ASSETS, at end of the year	$144,753	$24,954,829	$196,698	$71,298,785	$79,627	$1,449,861	$14,033,777	$59,481,574

See Notes to Financial Statements.

F-51

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco V.I.		Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	Diversified	Invesco V.I.	Global Real	Global	Invesco V.I.	International	Invesco V.I.	Main Street
	Dividend	Global	Estate	Strategic Income	Health Care	Growth	Main Street	Small Cap
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$47,245	$-	$851	$-	$-	$241	$466,528	$17,043
Expenses
Mortality and expense risk fees	9,368	385,372	106	72,740	15,706	30	117,107	18,014
Net investment income (loss)	37,877	(385,372)	745	(72,740)	(15,706)	211	349,421	(971)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	53,176	1,095,299	(8,403)	(765,418)	(3,435)	(1,734)	(218,712)	31,552
Realized gain distribution	309,954	17,261,633	-	-	586,320	1,538	12,024,857	369,801
Realized gain (loss)	363,130	18,356,932	(8,403)	(765,418)	582,885	(196)	11,806,145	401,353
Change in net unrealized appreciation/depreciation of investments	(447,617)	(61,424,552)	(4,372)	(1,777,283)	(1,262,467)	(2,166)	(19,849,790)	(992,076)
Net gain (loss) on investments	(84,487)	(43,067,620)	(12,775)	(2,542,701)	(679,582)	(2,362)	(8,043,645)	(590,723)
Net increase (decrease) in net assets resulting from operations	(46,610)	(43,452,992)	(12,030)	(2,615,441)	(695,288)	(2,151)	(7,694,224)	(591,694)
Capital transactions:
Transfers of net premiums	239,494	3,432,601	26,669	1,562,884	247,234	-	1,241,454	207,808
Transfers due to death benefits	(4,821)	(1,597,450)	-	(124,583)	(6,223)	-	(189,282)	(3,026)
Transfers due to withdrawal of funds	(264,069)	(1,842,855)	-	(940,129)	(146,773)	-	(863,301)	(84,654)
Transfers due to policy loans, net of repayments	(85,242)	(1,884,760)	-	(368,573)	(91,251)	(2)	(723,371)	(2,705)
Transfers due to charges for administrative and insurance costs	(106,647)	(2,808,684)	(1,074)	(953,679)	(173,520)	(246)	(1,097,269)	(106,910)
Transfers between Divisions and to/from General Account	(101,197)	1,135,042	(26,599)	538,079	60,708	13,748	119,343	5,051
Net increase (decrease) in net assets resulting from capital transactions	(322,482)	(3,566,106)	(1,004)	(286,001)	(109,825)	13,500	(1,512,426)	15,564
Total increase (decrease)	(369,092)	(47,019,098)	(13,034)	(2,901,442)	(805,113)	11,349	(9,206,650)	(576,130)
NET ASSETS, at beginning of the year	2,670,108	136,604,985	43,642	22,000,829	5,068,427	6,047	38,110,497	3,584,201
NET ASSETS, at end of the year	$2,301,016	$89,585,887	$30,608	$19,099,387	$4,263,314	$17,396	$28,903,847	$3,008,071

See Notes to Financial Statements.

F-52

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco V.I.		Invesco V.I.	Janus	Janus	Janus	Janus	Janus
	Small Cap	Invesco V.I.	U.S. Government	Henderson	Henderson	Henderson	Henderson	Henderson
	Equity	Technology	Money	Balanced	Balanced	Forty	Forty	Global Research
	Division	Division	Division	Division	Division	Division	Division	Division
				(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)
Investment Income
Dividends	$-	$-	$57,727	$16	$61,838	$47,963	$162	$111,004
Expenses
Mortality and expense risk fees	-	21,309	29,147	5	22,499	90,096	1,892	40,162
Net investment income (loss)	-	(21,309)	28,580	11	39,339	(42,133)	(1,730)	70,842
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2)	(141,372)	-	(6)	238,604	94,633	(8,803)	356,678
Realized gain distribution	-	2,437,580	-	41	190,140	3,855,617	52,490	1,177,114
Realized gain (loss)	(2)	2,296,208	-	35	428,744	3,950,250	43,687	1,533,792
Change in net unrealized appreciation/depreciation of investments	5	(5,699,185)	-	(301)	(1,728,132)	(15,558,283)	(186,748)	(4,124,718)
Net gain (loss) on investments	3	(3,402,977)	-	(266)	(1,299,388)	(11,608,033)	(143,061)	(2,590,926)
Net increase (decrease) in net assets resulting from operations	3	(3,424,286)	28,580	(255)	(1,260,049)	(11,650,166)	(144,791)	(2,520,084)
Capital transactions:
Transfers of net premiums	5	340,395	1,106,237	-	203,691	650,357	8,683	446,945
Transfers due to death benefits	-	(5,017)	-	-	(9,598)	(57,785)	(5,548)	(16,553)
Transfers due to withdrawal of funds	-	(98,192)	(480,174)	-	(192,819)	(823,875)	69	(333,997)
Transfers due to policy loans, net of repayments	-	(233,283)	240	-	(68,121)	(663,557)	(922)	(494,082)
Transfers due to charges for administrative and insurance costs	(1)	(248,966)	(62,862)	(86)	(245,834)	(711,195)	(8,102)	(355,059)
Transfers between Divisions and to/from General Account	544	405,295	84,214	-	(19,110)	(831,617)	3,566	224,135
Net increase (decrease) in net assets resulting from capital transactions	548	160,232	647,655	(86)	(331,791)	(2,437,672)	(2,254)	(528,611)
Total increase (decrease)	551	(3,264,054)	676,235	(341)	(1,591,840)	(14,087,838)	(147,045)	(3,048,695)
NET ASSETS, at beginning of the year	26	8,541,371	3,862,261	1,544	7,543,818	35,645,607	429,145	12,874,552
NET ASSETS, at end of the year	$577	$5,277,317	$4,538,496	$1,203	$5,951,978	$21,557,769	$282,100	$9,825,857

See Notes to Financial Statements.

F-53

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

				MFS®
	Janus	JPMorgan	Lord Abbett	Blended	MFS®	MFS®		MFS®
	Henderson	Insurance Trust	Developing	Research	Global	Government	MFS®	International
	Global Research	U.S. Equity	Growth	Core Equity	Real Estate	Securities	Growth	Intrinsic Value
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)
Investment Income
Dividends	$2,792	$2,865	$-	$2,885	$1,687	$6	$-	$3,781
Expenses
Mortality and expense risk fees	1,660	1,357	552	711	259	-	16,112	1,186
Net investment income (loss)	1,132	1,508	(552)	2,174	1,428	6	(16,112)	2,595
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,905)	600	(105,493)	(27,368)	(28)	(27)	(23,794)	(60,259)
Realized gain distribution	35,682	79,293	-	43,346	7,368	-	311,800	21,024
Realized gain (loss)	33,777	79,893	(105,493)	15,978	7,340	(27)	288,006	(39,235)
Change in net unrealized appreciation/depreciation of investments	(111,385)	(200,330)	(3,457)	(69,133)	(43,207)	(6)	(1,462,608)	(106,158)
Net gain (loss) on investments	(77,608)	(120,437)	(108,950)	(53,155)	(35,867)	(33)	(1,174,602)	(145,393)
Net increase (decrease) in net assets resulting from operations	(76,476)	(118,929)	(109,502)	(50,981)	(34,439)	(27)	(1,190,714)	(142,798)
Capital transactions:
Transfers of net premiums	3,716	2,892	2,409	4,117	9	21	43,940	27,349
Transfers due to death benefits	(8,145)	-	-	-	-	-	(125,341)	-
Transfers due to withdrawal of funds	(4,992)	(6,439)	-	(9,904)	(2)	(2)	(30,080)	1
Transfers due to policy loans, net of repayments	(1,686)	-	-	-	-	-	14,889	-
Transfers due to charges for administrative and insurance costs	(7,810)	(8,411)	(5,916)	(6,488)	(1,742)	(7)	(62,046)	(7,959)
Transfers between Divisions and to/from General Account	1,716	49	13,752	136,494	795	213	(183,313)	13,283
Net increase (decrease) in net assets resulting from capital transactions	(17,201)	(11,909)	10,245	124,219	(940)	225	(341,951)	32,674
Total increase (decrease)	(93,677)	(130,838)	(99,257)	73,238	(35,379)	198	(1,532,665)	(110,124)
NET ASSETS, at beginning of the year	387,051	632,933	246,975	301,718	127,750	138	3,759,997	576,798
NET ASSETS, at end of the year	$293,374	$502,095	$147,718	$374,956	$92,371	$336	$2,227,332	$466,674

See Notes to Financial Statements.

F-54

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

								MML
	MFS®	MFS®	MFS®				MML	American Funds
	Investors	Mid Cap	New	MFS®	MFS®	MFS®	Aggressive	Core
	Trust	Value	Discovery	Research	Utilities	Value	Allocation	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$6,144	$1,363	$-	$4,596	$647	$53,195	$102,001	$6,612
Expenses
Mortality and expense risk fees	3,594	302	28,194	5,041	63	9,385	23,099	1,733
Net investment income (loss)	2,550	1,061	(28,194)	(445)	584	43,810	78,902	4,879
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	24,522	(13,722)	(274,393)	27,719	31	6,713	(235,069)	(40,004)
Realized gain distribution	117,768	11,365	1,938,054	119,948	1,026	226,719	690,617	20,491
Realized gain (loss)	142,290	(2,357)	1,663,661	147,667	1,057	233,432	455,548	(19,513)
Change in net unrealized appreciation/depreciation of investments	(323,176)	(10,108)	(4,233,859)	(339,731)	(1,314)	(487,380)	(1,427,803)	(32,584)
Net gain (loss) on investments	(180,886)	(12,465)	(2,570,198)	(192,064)	(257)	(253,948)	(972,255)	(52,097)
Net increase (decrease) in net assets resulting from operations	(178,336)	(11,404)	(2,598,392)	(192,509)	327	(210,138)	(893,353)	(47,218)
Capital transactions:
Transfers of net premiums	23,490	79,916	198,795	11,713	8,456	313,165	1,198,353	520,767
Transfers due to death benefits	(2,212)	-	(21,484)	(3,942)	-	-	(8,324)	-
Transfers due to withdrawal of funds	(10,113)	-	(216,162)	(20,362)	-	5	(178,338)	(1,089)
Transfers due to policy loans, net of repayments	(7,205)	-	(222,585)	(346)	-	-	(11,564)	-
Transfers due to charges for administrative and insurance costs	(17,521)	(3,160)	(159,531)	(28,602)	(365)	(35,029)	(460,347)	(32,796)
Transfers between Divisions and to/from General Account	8,393	(10)	(77,784)	(77,331)	-	196,072	26,730	(173,876)
Net increase (decrease) in net assets resulting from capital transactions	(5,168)	76,746	(498,751)	(118,870)	8,091	474,213	566,510	313,006
Total increase (decrease)	(183,504)	65,342	(3,097,143)	(311,379)	8,418	264,075	(326,843)	265,788
NET ASSETS, at beginning of the year	1,076,162	75,246	8,811,528	1,127,472	21,495	3,892,335	5,181,466	411,238
NET ASSETS, at end of the year	$892,658	$140,588	$5,714,385	$816,093	$29,913	$4,156,410	$4,854,623	$677,026

See Notes to Financial Statements.

F-55

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML	MML	MML		MML	MML	MML
	American Funds	American Funds	Balanced	MML	Blue Chip	Conservative	Dynamic	MML
	Growth	International	Allocation	Blend	Growth	Allocation	Bond	Equity
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$10,210	$32,105	$82,162	$420,410	$-	$59,495	$3,972	$1,591,127
Expenses
Mortality and expense risk fees	15,130	825	11,997	127,120	62,287	10,337	469	443,366
Net investment income (loss)	(4,920)	31,280	70,165	293,290	(62,287)	49,158	3,503	1,147,761
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(99,979)	(84,591)	(22,936)	(242,955)	(1,419,943)	(10,634)	(8,523)	2,022,645
Realized gain distribution	524,310	4,151	160,094	562,956	2,642,295	125,402	-	10,635,913
Realized gain (loss)	424,331	(80,440)	137,158	320,001	1,222,352	114,768	(8,523)	12,658,558
Change in net unrealized appreciation/depreciation of investments	(1,150,089)	3,051	(570,738)	(6,587,638)	(9,161,221)	(424,669)	(9,715)	(19,275,782)
Net gain (loss) on investments	(725,758)	(77,389)	(433,580)	(6,267,637)	(7,938,869)	(309,901)	(18,238)	(6,617,224)
Net increase (decrease) in net assets resulting from operations	(730,678)	(46,109)	(363,415)	(5,974,347)	(8,001,156)	(260,743)	(14,735)	(5,469,463)
Capital transactions:
Transfers of net premiums	1,710,966	81,715	390,408	1,521,385	1,477,316	211,081	29,791	3,795,339
Transfers due to death benefits	-	-	(1,960)	(419,193)	(34,886)	(1,953)	-	(542,402)
Transfers due to withdrawal of funds	(5,837)	(26,681)	(46,697)	(425,864)	(370,759)	(124,901)	(1,482)	(2,705,674)
Transfers due to policy loans, net of repayments	(112,304)	(4,469)	(6,820)	(126,379)	(159,453)	(907)	-	(976,836)
Transfers due to charges for administrative and insurance costs	(289,524)	(13,454)	(123,478)	(1,415,524)	(607,725)	(37,186)	(3,382)	(3,941,622)
Transfers between Divisions and to/from General Account	160,171	(136,432)	11,517	189,834	3,424	(52,528)	15,057	456,814
Net increase (decrease) in net assets resulting from capital transactions	1,463,472	(99,321)	222,970	(675,741)	307,917	(6,394)	39,984	(3,914,381)
Total increase (decrease)	732,794	(145,430)	(140,445)	(6,650,088)	(7,693,239)	(267,137)	25,249	(9,383,844)
NET ASSETS, at beginning of the year	1,838,786	145,430	2,314,101	35,476,330	19,957,536	1,736,409	86,483	106,958,081
NET ASSETS, at end of the year	$2,571,580	$-	$2,173,656	$28,826,242	$12,264,297	$1,469,272	$111,732	$97,574,237

See Notes to Financial Statements.

F-56

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML	MML	MML	MML	MML		MML	MML
	Equity	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental
	Income	Index	Index	Index	Equity	Foreign	Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
		(Service Class I)	(Class II)	(Class III)
Investment Income
Dividends	$41,873	$44,496	$1,249,978	$32,165	$3,234	$23,514	$5,799	$1,416
Expenses
Mortality and expense risk fees	11,227	14,144	422,141	14,063	1,314	2,233	3,049	951
Net investment income (loss)	30,646	30,352	827,837	18,102	1,920	21,281	2,750	465
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	43,086	(777,754)	2,187,735	(24,164)	(1,254)	(2,529)	(5,622)	1,625
Realized gain distribution	326,791	354,432	6,142,149	139,930	29,603	43,802	160,623	25,412
Realized gain (loss)	369,877	(423,322)	8,329,884	115,766	28,349	41,273	155,001	27,037
Change in net unrealized appreciation/depreciation of investments	(475,969)	(875,499)	(31,567,505)	(371,943)	(56,568)	(150,419)	(399,009)	(34,340)
Net gain (loss) on investments	(106,092)	(1,298,821)	(23,237,621)	(256,177)	(28,219)	(109,146)	(244,008)	(7,303)
Net increase (decrease) in net assets resulting from operations	(75,446)	(1,268,469)	(22,409,784)	(238,075)	(26,299)	(87,865)	(241,258)	(6,838)
Capital transactions:
Transfers of net premiums	286,703	604,119	3,175,402	1,390,197	70,222	138,174	25,706	52,010
Transfers due to death benefits	(1,259)	-	(1,401,327)	-	-	-	-	-
Transfers due to withdrawal of funds	(38,287)	(10)	(1,278,369)	(6,455)	(306)	(25,067)	(8,097)	(29,663)
Transfers due to policy loans, net of repayments	(19,553)	(32)	(1,938,974)	(26,023)	(4)	(148)	(3)	(14)
Transfers due to charges for administrative and insurance costs	(136,119)	(61,740)	(3,065,049)	(226,447)	(8,817)	(25,214)	(7,335)	(9,323)
Transfers between Divisions and to/from General Account	526,669	(557,521)	(119,921)	970,126	(24,706)	39,968	2,590	12,162
Net increase (decrease) in net assets resulting from capital transactions	618,154	(15,184)	(4,628,238)	2,101,398	36,389	127,713	12,861	25,172
Total increase (decrease)	542,708	(1,283,653)	(27,038,022)	1,863,323	10,090	39,848	(228,397)	18,334
NET ASSETS, at beginning of the year	2,229,954	6,305,114	121,243,867	852,050	447,362	600,403	1,173,089	103,272
NET ASSETS, at end of the year	$2,772,662	$5,021,461	$94,205,845	$2,715,373	$457,452	$640,251	$944,692	$121,606

See Notes to Financial Statements.

F-57

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

						MML
			MML	MML	MML	Inflation-	MML	MML
	MML	MML	Growth	High	Income	Protected	International	Large Cap
	Global	Global	Allocation	Yield	& Growth	and Income	Equity	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class I)	(Class II)
Investment Income
Dividends	$2,153	$10,453	$156,574	$11,800	$19,151	$148,919	$1,076	$-
Expenses
Mortality and expense risk fees	333	3,564	29,978	1,029	4,760	20,001	650	2,500
Net investment income (loss)	1,820	6,889	126,596	10,771	14,391	128,918	426	(2,500)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(138,214)	(173,535)	(68,794)	(3,012)	3,489	(98,132)	(1,257)	(5,021)
Realized gain distribution	97,700	393,464	647,105	-	145,783	418,717	4,900	34,637
Realized gain (loss)	(40,514)	219,929	578,311	(3,012)	149,272	320,585	3,643	29,616
Change in net unrealized appreciation/depreciation of investments	2,882	(353,260)	(1,711,478)	(23,184)	(177,623)	(1,287,634)	(15,978)	(136,279)
Net gain (loss) on investments	(37,632)	(133,331)	(1,133,167)	(26,196)	(28,351)	(967,049)	(12,335)	(106,663)
Net increase (decrease) in net assets resulting from operations	(35,812)	(126,442)	(1,006,571)	(15,425)	(13,960)	(838,131)	(11,909)	(109,163)
Capital transactions:
Transfers of net premiums	2	132,797	848,765	100,479	381,222	334,270	28,817	128,923
Transfers due to death benefits	-	(2,788)	(22,566)	-	(3,933)	(119,291)	-	-
Transfers due to withdrawal of funds	-	(15,518)	(87,547)	(23,308)	(3,023)	(264,446)	(16)	(2,468)
Transfers due to policy loans, net of repayments	-	(3,007)	(16,904)	-	(11,987)	(73,720)	(4)	(14)
Transfers due to charges for administrative and insurance costs	(3,631)	(41,594)	(344,536)	(8,984)	(58,649)	(235,184)	(4,343)	(32,628)
Transfers between Divisions and to/from General Account	1,081	9,372	49,519	23,033	(124,331)	340,065	16,006	46,065
Net increase (decrease) in net assets resulting from capital transactions	(2,548)	79,262	426,731	91,220	179,299	(18,306)	40,460	139,878
Total increase (decrease)	(38,360)	(47,180)	(579,840)	75,795	165,339	(856,437)	28,551	30,715
NET ASSETS, at beginning of the year	128,214	680,782	6,299,400	100,492	1,290,144	6,069,640	77,607	361,278
NET ASSETS, at end of the year	$89,854	$633,602	$5,719,560	$176,287	$1,455,483	$5,213,203	$106,158	$391,993

See Notes to Financial Statements.

F-58

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap
	Bond	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$1,045,926	$50,999	$-	$34,633	$65,502	$15,869	$197,906	$-
Expenses
Mortality and expense risk fees	120,299	33,124	14,406	7,973	9,872	1,349	101,260	60,965
Net investment income (loss)	925,627	17,875	(14,406)	26,660	55,630	14,520	96,646	(60,965)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(296,117)	143,723	(763,253)	(18,820)	(83,417)	(39,105)	467,978	(746,348)
Realized gain distribution	349,985	-	900,288	394,202	179,516	-	3,313,108	5,037,964
Realized gain (loss)	53,868	143,723	137,035	375,382	96,099	(39,105)	3,781,086	4,291,616
Change in net unrealized appreciation/depreciation of investments	(6,797,750)	(1,563,434)	(1,064,959)	(424,602)	(477,606)	(4,900)	(9,125,166)	(9,191,163)
Net gain (loss) on investments	(6,743,882)	(1,419,711)	(927,924)	(49,220)	(381,507)	(44,005)	(5,344,080)	(4,899,547)
Net increase (decrease) in net assets resulting from operations	(5,818,255)	(1,401,836)	(942,330)	(22,560)	(325,877)	(29,485)	(5,247,434)	(4,960,512)
Capital transactions:
Transfers of net premiums	1,252,701	529,292	664,518	291,342	347,574	13,457	1,183,617	831,323
Transfers due to death benefits	(876,968)	(28,426)	(4,573)	(5,422)	(7,776)	-	(82,199)	(24,687)
Transfers due to withdrawal of funds	(507,486)	(211,816)	(177,336)	(28,138)	(38,582)	(545)	(726,113)	(273,190)
Transfers due to policy loans, net of repayments	(214,938)	(154,211)	(18,928)	(16,551)	(511)	(6)	(526,635)	(168,165)
Transfers due to charges for administrative and insurance costs	(1,097,499)	(376,946)	(196,638)	(101,212)	(118,736)	(10,091)	(977,926)	(544,078)
Transfers between Divisions and to/from General Account	227,614	126,787	(79,552)	200,210	57,886	201,359	(67,005)	561,278
Net increase (decrease) in net assets resulting from capital transactions	(1,216,576)	(115,320)	187,491	340,229	239,855	204,174	(1,196,261)	382,481
Total increase (decrease)	(7,034,831)	(1,517,156)	(754,839)	317,669	(86,022)	174,689	(6,443,695)	(4,578,031)
NET ASSETS, at beginning of the year	38,237,306	11,337,704	3,539,804	1,587,137	2,037,126	331,949	32,844,844	21,049,615
NET ASSETS, at end of the year	$31,202,475	$9,820,548	$2,784,965	$1,904,806	$1,951,104	$506,638	$26,401,149	$16,471,584

See Notes to Financial Statements.

F-59

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

			MML				PIMCO
	MML	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small Company	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond
	Value	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$793	$12,734	$5,589	$15,968	$3,581	$285,547	$118,207	$3,228
Expenses
Mortality and expense risk fees	2,078	4,859	1,110	8,551	1,071	75,832	2,610	529
Net investment income (loss)	(1,285)	7,875	4,479	7,417	2,510	209,715	115,597	2,699
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(73,932)	(32,975)	(8,693)	(13,758)	(33,450)	(2)	65,109	(8,224)
Realized gain distribution	220,522	276,994	56,667	242,467	-	-	-	3,088
Realized gain (loss)	146,590	244,019	47,974	228,709	(33,450)	(2)	65,109	(5,136)
Change in net unrealized appreciation/depreciation of investments	(213,960)	(433,760)	(95,036)	(574,130)	(9,798)	1	(140,997)	(23,590)
Net gain (loss) on investments	(67,370)	(189,741)	(47,062)	(345,421)	(43,248)	(1)	(75,888)	(28,726)
Net increase (decrease) in net assets resulting from operations	(68,655)	(181,866)	(42,583)	(338,004)	(40,738)	209,714	39,709	(26,027)
Capital transactions:
Transfers of net premiums	68,297	239,260	80,539	288,963	133,957	7,948,279	76,493	13,448
Transfers due to death benefits	-	(2,505)	-	(6,556)	-	(119,435)	-	(23,884)
Transfers due to withdrawal of funds	(581)	(34,337)	(286)	(24,060)	(4,791)	(2,167,528)	(21,655)	(7)
Transfers due to policy loans, net of repayments	(3,392)	(3,822)	(5,295)	(39,797)	3	(638,879)	(19,928)	-
Transfers due to charges for administrative and insurance costs	(12,641)	(70,016)	(10,960)	(137,949)	(17,980)	(1,326,135)	(30,050)	(2,288)
Transfers between Divisions and to/from General Account	10,396	19,976	20,142	(89,833)	102,763	4,032,695	7,260	207
Net increase (decrease) in net assets resulting from capital transactions	62,079	148,556	84,140	(9,232)	213,952	7,728,997	12,120	(12,524)
Total increase (decrease)	(6,576)	(33,310)	41,557	(347,236)	173,214	7,938,711	51,829	(38,551)
NET ASSETS, at beginning of the year	373,185	1,092,493	146,079	1,965,182	124,434	16,396,206	492,181	233,307
NET ASSETS, at end of the year	$366,609	$1,059,183	$187,636	$1,617,946	$297,648	$24,334,917	$544,010	$194,756

See Notes to Financial Statements.

F-60

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	High Yield	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$7,941	$1,435	$4,387	$-	$-	$414,292	$1,468	$-
Expenses
Mortality and expense risk fees	394	51	415	28,121	59,438	70,026	177	229,337
Net investment income (loss)	7,547	1,384	3,972	(28,121)	(59,438)	344,266	1,291	(229,337)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,227)	(3,125)	(28,295)	66,697	229,084	334,670	108	304,865
Realized gain distribution	-	-	-	217,276	811,951	1,119,785	136	1,732,439
Realized gain (loss)	(1,227)	(3,125)	(28,295)	283,973	1,041,035	1,454,455	244	2,037,304
Change in net unrealized appreciation/depreciation of investments	(24,960)	(949)	(4,248)	(1,326,778)	(10,923,769)	(2,622,142)	(4,429)	(18,834,143)
Net gain (loss) on investments	(26,187)	(4,074)	(32,543)	(1,042,805)	(9,882,734)	(1,167,687)	(4,185)	(16,796,839)
Net increase (decrease) in net assets resulting from operations	(18,640)	(2,690)	(28,571)	(1,070,926)	(9,942,172)	(823,421)	(2,894)	(17,026,176)
Capital transactions:
Transfers of net premiums	1,099	13,070	7	120,362	426,139	840,578	-	1,592,673
Transfers due to death benefits	-	-	-	(15,042)	(14,203)	(55,531)	-	(320,267)
Transfers due to withdrawal of funds	(7,158)	-	(17)	(171,977)	(343,480)	(443,613)	-	(1,364,238)
Transfers due to policy loans, net of repayments	-	-	-	197,904	(224,693)	(762,250)	(84)	(864,889)
Transfers due to charges for administrative and insurance costs	(2,003)	(669)	(2,250)	(58,676)	(415,009)	(778,211)	(4,214)	(1,759,626)
Transfers between Divisions and to/from General Account	-	(12,464)	(2,339)	(17,598)	53,435	250,208	44,763	(126,514)
Net increase (decrease) in net assets resulting from capital transactions	(8,062)	(63)	(4,599)	54,973	(517,811)	(948,819)	40,465	(2,842,861)
Total increase (decrease)	(26,702)	(2,753)	(33,170)	(1,015,953)	(10,459,983)	(1,772,240)	37,571	(19,869,037)
NET ASSETS, at beginning of the year	177,886	21,647	196,048	4,920,302	25,875,360	23,530,078	48,102	75,155,920
NET ASSETS, at end of the year	$151,184	$18,894	$162,878	$3,904,349	$15,415,377	$21,757,838	$85,673	$55,286,883

See Notes to Financial Statements.

F-61

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$313,386	$-	$6,436	$4,351	$4,464	$49,108	$15,346	$2,026
Expenses
Mortality and expense risk fees	34,472	133	2,181	4,281	2,314	3,759	5,184	1,014
Net investment income (loss)	278,914	(133)	4,255	70	2,150	45,349	10,162	1,012
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(324,369)	(3,040)	(22,354)	(31,133)	(29,715)	(3,696)	(47,122)	(93,138)
Realized gain distribution	-	-	2,377	41,276	10,083	-	173,388	35,455
Realized gain (loss)	(324,369)	(3,040)	(19,977)	10,143	(19,632)	(3,696)	126,266	(57,683)
Change in net unrealized appreciation/depreciation of investments	(839,567)	396	(21,696)	(100,150)	(71,769)	(305,870)	(580,394)	(44,465)
Net gain (loss) on investments	(1,163,936)	(2,644)	(41,673)	(90,007)	(91,401)	(309,566)	(454,128)	(102,148)
Net increase (decrease) in net assets resulting from operations	(885,022)	(2,777)	(37,418)	(89,937)	(89,251)	(264,217)	(443,966)	(101,136)
Capital transactions:
Transfers of net premiums	583,667	20,860	178,464	559,613	246,435	160,482	122,127	39,066
Transfers due to death benefits	(28,062)	-	-	(353)	(327)	-	-	-
Transfers due to withdrawal of funds	(297,518)	(18,048)	(1,302)	(6,917)	(5,086)	(6)	9	-
Transfers due to policy loans, net of repayments	(714,527)	-	-	(3,486)	(4,417)	-	-	-
Transfers due to charges for administrative and insurance costs	(387,510)	(905)	(37,251)	(98,275)	(46,553)	(10,873)	(25,038)	(6,078)
Transfers between Divisions and to/from General Account	(235,756)	19,488	34,789	56,314	2,138	(85,363)	126,016	151,014
Net increase (decrease) in net assets resulting from capital transactions	(1,079,706)	21,395	174,700	506,896	192,190	64,240	223,114	184,002
Total increase (decrease)	(1,964,728)	18,618	137,282	416,959	102,939	(199,977)	(220,852)	82,866
NET ASSETS, at beginning of the year	12,160,131	40,634	191,467	320,634	221,372	1,693,422	2,294,465	433,177
NET ASSETS, at end of the year	$10,195,403	$59,252	$328,749	$737,593	$324,311	$1,493,445	$2,073,613	$516,043

See Notes to Financial Statements.

F-62

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

VY® CBRE
Global
Real Estate
Division
Investment Income
Dividends	$17,808
Expenses
Mortality and expense risk fees	2,311
Net investment income (loss)	15,497
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,092
Realized gain distribution	30,510
Realized gain (loss)	34,602
Change in net unrealized appreciation/depreciation of investments	(232,534)
Net gain (loss) on investments	(197,932)
Net increase (decrease) in net assets resulting from operations	(182,435)
Capital transactions:
Transfers of net premiums	69,864
Transfers due to death benefits	-
Transfers due to withdrawal of funds	(44,333)
Transfers due to policy loans, net of repayments	(2,170)
Transfers due to charges for administrative and insurance costs	(26,574)
Transfers between Divisions and to/from General Account	15,847
Net increase (decrease) in net assets resulting from capital transactions	12,634
Total increase (decrease)	(169,801)
NET ASSETS, at beginning of the year	701,469
NET ASSETS, at end of the year	$531,668

See Notes to Financial Statements.

F-63

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following sixteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, Variable Universal Life III, MassMutual ElectrumSM and Apex VULSM. Four of the sixteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

For the year or period ended December 31, 2023, the Separate Account consists of one hundred sixty-two divisions that invest in the following mutual funds. All of the divisions may not be available to all of the sixteen segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column
American Century VP Capital Appreciation Division	American Century VP Capital Appreciation Fund[1]
American Century VP Disciplined Core Value Division	American Century VP Disciplined Core Value Fund[1]
American Century VP Inflation Protection Division	American Century VP Inflation Protection Fund[1]
American Century VP International Division	American Century VP International Fund[1]
American Century VP Value Division	American Century VP Value Fund[1]
American Funds Insurance Series® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund[2]
American Funds Insurance Series® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund[2]
BlackRock Basic Value V.I. Division[23]	BlackRock Basic Value V.I. Fund[4,23]
BlackRock High Yield V.I. Division	BlackRock High Yield V.I. Fund[4]
BlackRock Small Cap Index V.I. Division (Class I)	BlackRock Small Cap Index V.I. Fund (Class I)[4]
BlackRock Small Cap Index V.I. Division (Class III)	BlackRock Small Cap Index V.I. Fund (Class III)[4]
BlackRock Total Return V.I. Division	BlackRock Total Return V.I. Fund[4]
BNY Mellon MidCap Stock Division	BNY Mellon MidCap Stock Portfolio[3]
Delaware Ivy VIP Asset Strategy Division (Class I)	Delaware Ivy VIP Asset Strategy Portfolio (Class I)[5]
Delaware Ivy VIP Asset Strategy Division (Class II)	Delaware Ivy VIP Asset Strategy Portfolio (Class II)[5]
Delaware Ivy VIP Science and Technology Division	Delaware Ivy VIP Science and Technology Portfolio[5]
Delaware VIP® Emerging Markets Division	Delaware VIP® Emerging Markets Series[5]
Delaware VIP® Small Cap Value Division	Delaware VIP® Small Cap Value Portfolio[5]
DWS Small Cap Index Division	DWS Small Cap Index VIP Fund[6]
Eaton Vance VT Floating-Rate Income Division	Eaton Vance VT Floating-Rate Income Fund[7]
Fidelity® VIP Bond Index Division (Initial Class)	Fidelity® VIP Bond Index Portfolio (Initial Class)[8]
Fidelity® VIP Bond Index Division (Service Class 2)[24]	Fidelity® VIP Bond Index Portfolio (Service Class 2)[8,24]
Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class)[8]
Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)[8]
Fidelity® VIP Extended Market Index Division (Initial Class)	Fidelity® VIP Extended Market Index Portfolio (Initial Class)[8]
F-64

Notes To Financial Statements (Continued)

Fidelity® VIP Extended Market Index Division (Service Class)	Fidelity® VIP Extended Market Index Portfolio (Service Class)[8]
Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2020 Portfolio[8]
Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2025 Portfolio[8]
Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2030 Portfolio[8]
Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2035 Portfolio[8]
Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2040 Portfolio[8]
Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2045 Portfolio[8]
Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2050 Portfolio[8]
Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2055 Portfolio[8]
Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2060 Portfolio[8]
Fidelity® VIP Freedom Income Division[24]	Fidelity® VIP Freedom Income Portfolio[8,24]
Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio[8]
Fidelity® VIP Health Care Division (Initial Class)[25]	Fidelity® VIP Health Care Portfolio (Initial Class)[8,25]
Fidelity® VIP Index 500 Division (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)[8]
Fidelity® VIP International Index Division (Initial Class)	Fidelity® VIP International Index Portfolio (Initial Class)[8]
Fidelity® VIP International Index Division (Service Class 2)	Fidelity® VIP International Index Portfolio (Service Class 2)[8]
Fidelity® VIP Overseas Division [25]	Fidelity® VIP Overseas Portfolio[8,25]
Fidelity® VIP Real Estate Division (Initial Class)[25]	Fidelity® VIP Real Estate Portfolio (Initial Class)[8,25]
Fidelity® VIP Real Estate Division (Service Class)	Fidelity® VIP Real Estate Portfolio (Service Class)[8]
Fidelity® VIP Strategic Income Division (Initial Class)[25]	Fidelity® VIP Strategic Income Portfolio (Initial Class)[8,25]
Fidelity® VIP Total Market Index Division (Initial Class)	Fidelity® VIP Total Market Index Portfolio (Initial Class)[8]
Fidelity® VIP Total Market Index Division (Service Class 2)[24]	Fidelity® VIP Total Market Index Portfolio (Service Class 2)[8,24]
Franklin Mutual Global Discovery VIP Division	Franklin Mutual Global Discovery VIP Fund[9]
Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund[9]
Franklin Strategic Income VIP Division	Franklin Strategic Income VIP Fund[10]
Goldman Sachs Core Fixed Income Division	Goldman Sachs Core Fixed Income Fund[11]
Goldman Sachs International Equity Insights Division	Goldman Sachs International Equity Insights Fund[11]
Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund[11]
Goldman Sachs Mid Cap Growth Division[24,26]	Goldman Sachs Mid Cap Growth Fund[11,24,26]
Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund[11]
Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Small Cap Equity Insights Fund[11]
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund[11]
Goldman Sachs U.S. Equity Insights Division	Goldman Sachs U.S. Equity Insights Fund[11]
Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. International Growth Fund[12]
Invesco V.I. American Franchise Division	Invesco V.I. American Franchise Fund[12]
Invesco V.I. Capital Appreciation Division	Invesco V.I. Capital Appreciation Fund[12]
Invesco V.I. Comstock Division	Invesco V.I. Comstock Fund[12]
Invesco V.I. Conservative Balanced Division	Invesco V.I. Conservative Balanced Fund[12]
Invesco V.I. Core Plus Bond Division	Invesco V.I. Core Plus Bond Fund[12,31]
Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Discovery Mid Cap Growth Fund[12]
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund[12]
Invesco V.I. EQV International Equity Division[30]	Invesco V.I. EQV International Equity Fund[12,30]
Invesco V.I. Global Division	Invesco V.I. Global Fund[12]
Invesco V.I. Global Real Estate Division	Invesco V.I. Global Real Estate Fund[12]
Invesco V.I. Global Strategic Income Division	Invesco V.I. Global Strategic Income Fund[12]
Invesco V.I. Health Care Division	Invesco V.I. Health Care Fund[12]
Invesco V.I. Main Street Division	Invesco V.I. Main Street Fund®[12]
Invesco V.I. Main Street Small Cap Division	Invesco V.I. Main Street Small Cap Fund®[12]
F-65

Notes To Financial Statements (Continued)

Invesco V.I. Small Cap Equity Division	Invesco V.I. Small Cap Equity Fund[12]
Invesco V.I. Technology Division	Invesco V.I. Technology Fund[12]
Invesco V.I. U.S. Government Money Division	Invesco V.I. U.S. Government Money Portfolio[12]
Janus Henderson Balanced Division (Institutional Class)	Janus Henderson Balanced Portfolio (Institutional Class)[13]
Janus Henderson Balanced Division (Service Class)	Janus Henderson Balanced Portfolio (Service Class)[13]
Janus Henderson Forty Division (Institutional Class)	Janus Henderson Forty Portfolio (Institutional Class)[13]
Janus Henderson Forty Division (Service Class)	Janus Henderson Forty Portfolio (Service Class)[13]
Janus Henderson Global Research Division (Institutional Class)	Janus Henderson Global Research Portfolio (Institutional Class)[13]
Janus Henderson Global Research Division (Service Class)	Janus Henderson Global Research Portfolio (Service Class)[13]
Janus Henderson Global Technology and Innovation Division (Institutional Class)[25]	Janus Henderson Global Technology and Innovation Portfolio (Institutional Class)[13,25]
Lord Abbett Developing Growth Division	Lord Abbett Developing Growth Portfolio[15]
Lord Abbett Mid Cap Stock Division[24]	Lord Abbett Mid Cap Stock Portfolio[15,24]
LVIP JPMorgan U.S. Equity Division[29]	LVIP JPMorgan U.S. Equity Portfolio[14,29]
MFS® Blended Research® Core Equity Division	MFS® Blended Research® Core Equity Portfolio[16]
MFS® Global Real Estate Division	MFS® Global Real Estate Portfolio[16]
MFS® Government Securities Division	MFS® Government Securities Portfolio[16]
MFS® Growth Division	MFS® Growth Series[16]
MFS® International Intrinsic Value Division	MFS® International Intrinsic Value Portfolio[16]
MFS® Investors Trust Division	MFS® Investors Trust Series[16]
MFS® Mid Cap Value Division	MFS® Mid Cap Value Portfolio[16]
MFS® New Discovery Division	MFS® New Discovery Series[16]
MFS® Research Division	MFS® Research Series[16]
MFS® Utilities Division	MFS® Utilities Series[16]
MFS® Value Division	MFS® Value Series[16]
MML Aggressive Allocation Division	MML Aggressive Allocation Fund[17]
MML American Funds Core Allocation Division	MML American Funds Core Allocation Fund[17]
MML American Funds Growth Division	MML American Funds Growth Fund[17]
MML Balanced Allocation Division	MML Balanced Allocation Fund[17]
MML Blend Division	MML Blend Fund[17]
MML Blue Chip Growth Division	MML Blue Chip Growth Fund[17]
MML Conservative Allocation Division	MML Conservative Allocation Fund[17]
MML Dynamic Bond Division	MML Dynamic Bond Fund[17]
MML Equity Division	MML Equity Fund[17]
MML Equity Income Division	MML Equity Income Fund[17]
MML Equity Index Division (Class II)	MML Equity Index Fund (Class II)[17]
MML Equity Index Division (Class III)	MML Equity Index Fund (Class III)[17]
MML Equity Index Division (Service Class I)	MML Equity Index Fund (Service Class I)[17]
MML Equity Rotation Division[25]	MML Equity Rotation Fund [17,25]
MML Focused Equity Division	MML Focused Equity Fund[17]
MML Foreign Division	MML Foreign Fund[17]
MML Fundamental Equity Division	MML Fundamental Equity Fund[17]
MML Fundamental Value Division	MML Fundamental Value Fund[17]
MML Global Division (Class II)	MML Global Fund (Class II)[17]
MML Global Division (Service Class I)	MML Global Fund (Service Class I)[17]
MML Growth Allocation Division	MML Growth Allocation Fund[17]
MML High Yield Division	MML High Yield Fund[17]
MML Income & Growth Division	MML Income & Growth Fund[17]
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund[17]
MML International Equity Division	MML International Equity Fund[17]
MML iShares® 60/40 Allocation Division (Class II)[25]	MML iShares® 60/40 Allocation Fund (Class II)[17,25]
F-66

Notes To Financial Statements (Continued)

MML iShares® 80/20 Allocation Division (Class II)[25]	MML iShares® 80/20 Allocation Fund (Class II)[17,25]
MML Large Cap Growth Division	MML Large Cap Growth Fund[17]
MML Managed Bond Division	MML Managed Bond Fund[17]
MML Managed Volatility Division	MML Managed Volatility Fund[17]
MML Mid Cap Growth Division	MML Mid Cap Growth Fund[17]
MML Mid Cap Value Division	MML Mid Cap Value Fund[17]
MML Moderate Allocation Division	MML Moderate Allocation Fund[17]
MML Short-Duration Bond Division	MML Short-Duration Bond Fund[17]
MML Small Cap Equity Division	MML Small Cap Equity Fund[17]
MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund[17]
MML Small Company Value Division	MML Small Company Value Fund[17]
MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund[17]
MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund[17]
MML Sustainable Equity Division[27]	MML Sustainable Equity Fund[17,27]
MML Total Return Bond Division	MML Total Return Bond Fund[17]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[17]
PIMCO All Asset Division[24]	PIMCO All Asset Portfolio[18,24]
PIMCO CommodityRealReturn® Strategy Division	PIMCO CommodityRealReturn® Strategy Portfolio[18]
PIMCO Emerging Markets Bond Division[24]	PIMCO Emerging Markets Bond Portfolio[18,24]
PIMCO Global Bond Opportunities Division	PIMCO Global Bond Opportunities Portfolio[18]
PIMCO High Yield Division	PIMCO High Yield Portfolio[18]
PIMCO Income Division[25]	PIMCO Income Portfolio[18,25]
PIMCO Long-Term U.S. Government Division[24]	PIMCO Long-Term U.S. Government Portfolio[18,24]
PIMCO Real Return Division	PIMCO Real Return Portfolio[18]
PIMCO Total Return Division	PIMCO Total Return Portfolio[18]
T. Rowe Price All-Cap Opportunities Division	T. Rowe Price All-Cap Opportunities Portfolio[19]
T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio[19]
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio[19]
T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio[19]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio[19]
Templeton Foreign VIP Division	Templeton Foreign VIP Fund[20]
Templeton Global Bond VIP Division	Templeton Global Bond VIP Fund[20]
Vanguard VIF Global Bond Index Division	Vanguard VIF Global Bond Index Fund[21]
Vanguard VIF Mid Cap Index Division	Vanguard VIF Mid Cap Index Fund[21]
Vanguard VIF Real Estate Index Division	Vanguard VIF Real Estate Index Fund[21]
Voya International Index Division	Voya International Index Portfolio[22]
Voya Russell™ Mid Cap Index Division	Voya Russell™ Mid Cap Index Portfolio[22]
Voya Russell™ Small Cap Index Division	Voya Russell™ Small Cap Index Portfolio[22]
VY® CBRE Global Real Estate Division[28]	VY® CBRE Global Real Estate Portfolio[22,28]

In addition to the one hundred sixty-two divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933. The General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]Capital Research and Management Company is the investment adviser to this Fund.
3BNY Mellon Investment Adviser, Inc. is the investment adviser to this Portfolio.
[4]BlackRock Advisors, LLC is the investment adviser to this Fund.
[5]Delaware Management Company is the investment adviser to this Series.
6DWS Investment Management Americas Inc. is the investment adviser to this Fund.
[7]Eaton Vance Management is the investment adviser to this Fund.
[8]Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.
[9]Franklin Mutual Advisers, LLC is the investment adviser to this Fund.
F-67

Notes To Financial Statements (Continued)

[10]Franklin Advisers, Inc. Is the investment adviser to this Fund.
[11]Goldman Sachs Asset Management, L.P. is the investment adviser to this Fund.
[12]Invesco Advisers, Inc. is the investment adviser to this Fund.
[13]Janus Capital Management, LLC is the investment adviser to this Fund.
[14]Lincoln Variable Insurance Products Trust is the investment adviser to this Fund.
[15]Lord, Abbett & Co. LLC is the investment adviser to this Fund.
[16]Massachusetts Financial Services Company is the investment adviser to this Fund.
17MML Investment Advisers, LLC is the investment adviser to the Fund.
[18]Pacific Investment Management Company LLC is the investment adviser to this Fund.
19T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
[20]Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[21]The Vanguard Group, Inc. is the investment adviser to this Fund.
[22]Voya Investments, LLC is the investment adviser to this Fund.
[23]This division did not have any investment or unit activity from 2017 to 2023.
[24]This division did not have any investment or unit activity in 2021 to 2023.
[25]This Sub-Account/Fund became available to the Separate Account as an investment option on May 1, 2023.
[26]Prior to April 29, 2022, known as Goldman Sachs Growth Opportunities Division/Portfolio.
[27]Prior to April 29, 2022, known as MML Growth & Income Division/Fund.
[28]Prior to May 1, 2022, known as VY® Clarion Global Real Estate Division/Portfolio.
[29]Effective May 1, 2023, the JPMorgan Insurance Trust U.S. Equity Portfolio merged into the LVIP JPMorgan U.S. Equity Fund. The LVIP JPMorgan U.S. Equity Fund assumed the accounting and performance history of the JPMorgan Insurance Trust U.S. Equity Portfolio.
[30]Prior to April 29, 2022, known as Invesco V.I. International Growth Division/Fund.
[31]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax -free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the division name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Massachusetts Mutual Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each division are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying investment funds.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-68

Notes To Financial Statements (Continued)

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 5% of the loan or the policy loan rate less the loan interest rate expense charge.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO, 2001 CSO, or 2017 CSO mortality tables.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2023. There have been no transfers between levels for the year ended December 31, 2023.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors and MSD serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as mortality and expense fees are charges paid between the General Account and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

F-69

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended December 31, 2023 were as follows:

	American	American	American	American		American Funds
	Century	Century	Century	Century	American	Insurance Series®	American Funds	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Insurance Series®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
2023
Cost of purchases	$234,527	$1,450,775	$37,722	$164,253	$2,767,106	$2,985,829	$5,317,033	$59,917
Proceeds from sales	(177,399)	(2,518,724)	(42,152)	(20,069)	(1,549,367)	(3,070,404)	(4,880,161)	(77,387)

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)	(Class I)	(Class III)			(Class I)	(Class II)
Cost of purchases	$340,391	$16,589	$418,086	$33,283	$12,021	$9,430	$865	$424,606
Proceeds from sales	(76,452)	(5,922)	(488,931)	(37,050)	(2,027)	(572)	(3,392)	(87,246)

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)				(Initial Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$1,354,033	$869,026	$29,365	$277,024	$9,922,678	$490,285	$227,514	$1,174,367
Proceeds from sales	(994,169)	(1,198,061)	(47,125)	(66,377)	(10,694,294)	(949,158)	(43,822)	(996,284)

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$850,430	$1,354,476	$2,687,797	$1,075,267	$219,924	$234,593	$217,214	$64,406
Proceeds from sales	(750,695)	(1,021,504)	(1,737,041)	(947,965)	(142,432)	(232,464)	(79,926)	(64,976)
F-70

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

					Fidelity®	Fidelity®
	Fidelity®	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	International	International	VIP	VIP
	Freedom 2060	Growth	Health Care	Index 500	Index	Index	Overseas	Real Estate
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)				(Service Class)	(Initial Class)	(Service Class 2)		(Initial Class)
Cost of purchases	$63,400	$761,348	$13,528	$5,152,422	$278,303	$900,527	$1,182	$88
Proceeds from sales	(98,827)	(445,569)	(1,076)	(4,397,316)	(46,394)	(655,859)	(239)	(71)

		Fidelity®	Fidelity®	Franklin Mutual	Franklin	Franklin	Goldman	Goldman Sachs
	Fidelity®	VIP	VIP	Global	Small Cap	Strategic	Sachs	International
	VIP	Strategic	Total Market	Discovery	Value	Income	Core Fixed	Equity
	Real Estate	Income	Index	VIP	VIP	VIP	Income	Insights
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)	(Service Class)		(Initial Class)
Cost of purchases	$101,603	$315	$1,038,033	$1,386	$2,736,314	$966	$1,256,330	$109,550
Proceeds from sales	(82,334)	(66)	(344,896)	(603)	(2,324,837)	(204)	(1,115,682)	(66,028)

	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco
	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	International	American	Capital
	Value	Value	Insights	Growth	Insights	Growth	Franchise	Appreciation
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$342	$115,921	$9,195	$1,509,307	$1,102	$3,849,619	$1,192,091	$2,598,999
Proceeds from sales	(139)	(65,894)	(715)	(1,707,508)	(5,723)	(6,340,395)	(1,045,544)	(7,940,873)

		Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Invesco V.I.	Conservative	Invesco V.I.	Discovery	Diversified	EQV International	Invesco V.I.	Global Real
	Comstock	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Equity	Global	Estate
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$29,050	$107,114	$1,661,959	$4,584,497	$646,280	$10,911	$15,957,085	$102,605
Proceeds from sales	(1,367)	(284,722)	(1,770,330)	(6,782,233)	(500,753)	(8,579)	(21,575,905)	(76,970)
F-71

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Invesco V.I.			Invesco V.I.	Invesco V.I.		Invesco V.I.	Janus
	Global	Invesco V.I.	Invesco V.I.	Main Street	Small Cap	Invesco V.I.	U.S. Government	Henderson
	Strategic Income	Health Care	Main Street	Small Cap	Equity	Technology	Money	Balanced
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)								(Institutional Class)
Cost of purchases	$13,197,924	$621,744	$3,738,331	$265,810	$145	$743,846	$1,739,040	$26
Proceeds from sales	(2,485,154)	(745,022)	(3,286,690)	(274,957)	(32)	(1,372,195)	(2,789,510)	(97)

Janus Henderson
	Janus	Janus	Janus	Janus	Janus	Global	Lord Abbett	LVIP
	Henderson	Henderson	Henderson	Henderson	Henderson	Technology and	Developing	JPMorgan
	Balanced	Forty	Forty	Global Research	Global Research	Innovation	Growth	U.S. Equity
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)
Cost of purchases	$659,080	$2,145,283	$9,557	$12,719,772	$15,302	$6,624	$29,980	$892,165
Proceeds from sales	(1,058,373)	(4,268,278)	(37,138)	(1,379,101)	(23,016)	(429)	(4,198)	(7,241)

MFS®
	Blended	MFS®	MFS®		MFS®	MFS®	MFS®	MFS®
	Research®	Global	Government	MFS®	International	Investors	Mid Cap	New
	Core Equity	Real Estate	Securities	Growth	Intrinsic Value	Trust	Value	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$78,340	$221,942	$562	$289,326	$1,115,130	$382,388	$256,057	$405,259
Proceeds from sales	(112,153)	(1,336)	(364)	(517,144)	(274,325)	(570,309)	(167,911)	(640,246)

MML
				MML	American Funds	MML	MML
	MFS®	MFS®	MFS®	Aggressive	Core	American Funds	Balanced	MML
	Research	Utilities	Value	Allocation	Allocation	Growth	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$80,676	$8,606	$1,142,936	$3,340,000	$1,030,577	$2,351,871	$1,953,968	$2,027,859
Proceeds from sales	(109,438)	(489)	(52,559)	(2,090,391)	(30,653)	(361,710)	(703,257)	(3,502,692)
F-72

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)						(Service Class I)	(Class II)	(Class III)
Cost of purchases	$4,310,278	$612,924	$128,246	$13,297,569	$1,155,123	$2,448,139	$16,690,745	$2,978,637
Proceeds from sales	(4,003,099)	(241,078)	(59,588)	(9,125,301)	(442,620)	(2,252,451)	(10,988,261)	(411,038)

	MML	MML		MML	MML			MML
	Equity	Focused	MML	Fundamental	Fundamental	MML	MML	Growth
	Rotation	Equity	Foreign	Equity	Value	Global	Global	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)						(Service Class I)	(Class II)
Cost of purchases	$55	$268,001	$250,924	$54,425	$50,036	$175,527	$317,556	$5,594,418
Proceeds from sales	(7)	(266,791)	(139,285)	(86,622)	(4,471)	(3,533)	(234,094)	(4,359,623)

MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	iShares® 60/40	iShares® 80/20	Large Cap	Managed
	Yield	& Growth	and Income	Equity	Allocation	Allocation	Growth	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$129,508	$1,144,185	$870,717	$25,999	$8,062	$23,100	$265,730	$2,898,440
Proceeds from sales	(66,102)	(1,010,632)	(751,920)	(3,772)	(2,003)	(1,539)	(102,603)	(12,595,683)

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company
	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$2,437,042	$1,913,075	$1,693,134	$719,740	$401,308	$1,901,480	$1,869,782	$104,643
Proceeds from sales	(1,672,657)	(1,804,546)	(1,187,247)	(328,973)	(561,229)	(3,196,634)	(2,758,970)	(54,691)
F-73

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)
		MML				PIMCO
	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO
	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities	High Yield
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$480,208	$76,072	$1,116,881	$1,281,773	$17,182,387	$359,290	$23,046	$10,110
Proceeds from sales	(242,685)	(55,004)	(642,276)	(1,103,231)	(18,928,103)	(283,874)	(7,848)	(2,079)

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Income	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$15,254	$28,476	$164,216	$717,320	$1,580,241	$3,090,033	$2,689	$5,181,643
Proceeds from sales	(654)	(26,039)	(173,343)	(412,101)	(1,706,938)	(2,786,970)	(17,826)	(4,714,779)

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$1,324,733	$13,857	$166,449	$609,630	$197,756	$434,790	$1,861,132	$791,108
Proceeds from sales	(1,293,058)	(11,824)	(61,875)	(71,714)	(41,725)	(248,897)	(1,065,360)	(597,210)

	VY® CBRE
	Global
	Real Estate
	Division
2023 (Continued)
Cost of purchases	$162,127
Proceeds from sales	(117,614)
F-74

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)
	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
2022
Cost of purchases	$422,748	$10,327,371	$98,209	$397,917	$3,892,087	$5,702,875	$10,508,082	$299,273
Proceeds from sales	(240,902)	(3,120,390)	(96,284)	(309,079)	(2,869,682)	(3,447,976)	(8,265,897)	(355,708)

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)	(Class III)	(Class III)			(Class I)	(Class II)
Cost of purchases	$457,770	$11,585	$703,285	$234,170	$22,421	$141,374	$36,324	$172,886
Proceeds from sales	(119,377)	(1,715)	(649,472)	(51,158)	(1,550)	(181,429)	(48,469)	(170,623)

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)					(Initial Class)	(Service Class)	(Service Class I)	(Service Class II)
Cost of purchases	$678,068	$2,728,714	$81,194	$467,503	$14,721,093	$541,671	$311,428	$566
Proceeds from sales	(636,939)	(1,271,766)	(80,931)	(135,068)	(12,907,843)	(622,223)	(112,507)	(552)

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$5,861	$1,411,151	$1,902,463	$3,371,717	$799,517	$17,676	$346,741	$2,089
Proceeds from sales	(2,314)	(1,044,075)	(1,559,137)	(2,605,962)	(700,448)	(3,133)	(326,777)	(923)
F-75

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

				Fidelity®	Fidelity®		Fidelity®	Franklin Mutual
	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	VIP	Global
	VIP	VIP	VIP	International	International	VIP	Total Market	Discovery
	Freedom 2060	Growth	Index 500	Index	Index	Real Estate	Index	VIP
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)			(Service Class)	(Initial Class)	(Service Class II)
Cost of purchases	$54,760	$947,305	$398,446	$404,887	$120,549	$207,502	$421,207	$1,149
Proceeds from sales	(5,120)	(490,414)	(17,773)	(109,647)	(94,853)	(246,952)	(118,298)	(767)

	Franklin	Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman Sachs	Goldman
	Small Cap	Strategic	Sachs	International	Sachs	Sachs	Small Cap	Sachs
	Value	Income	Core Fixed	Equity	Large Cap	Mid Cap	Equity	Strategic
	VIP	VIP	Income	Insights	Value	Value	Insights	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$5,704,851	$17,057	$736,186	$102,321	$409	$356,725	$33,461	$2,764,044
Proceeds from sales	(3,157,805)	(22,770)	(752,426)	(46,188)	(4,706)	(57,071)	(38,753)	(1,322,717)

	Goldman	Invesco
	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	U.S. Equity	International	American	Capital	Invesco V.I.	Conservative	Invesco V.I.	Discovery
	Insights	Growth	Franchise	Appreciation	Comstock	Balanced	Core Plus Bond	Mid Cap Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$2,111	$9,327,217	$2,902,994	$31,987,075	$17,472	$178,983	$2,458,229	$22,971,375
Proceeds from sales	(11,033)	(3,669,622)	(2,787,458)	(6,268,425)	(1,293)	(124,564)	(1,661,898)	(8,236,345)

	Invesco V.I.		Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	Diversified	Invesco V.I.	Global Real	Global	Invesco V.I.	International	Invesco V.I.	Main Street
	Dividend	Global	Estate	Strategic Income	Health Care	Growth	Main Street	Small Cap
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$1,096,029	$25,693,006	$80,564	$2,756,891	$1,499,080	$21,676	$13,964,424	$600,888
Proceeds from sales	(1,070,727)	(12,382,839)	(80,824)	(3,115,662)	(1,038,292)	(6,426)	(3,102,588)	(216,492)
F-76

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Invesco V.I.		Invesco V.I.	Janus	Janus	Janus	Janus	Janus
	Small Cap	Invesco V.I.	U.S. Government	Henderson	Henderson	Henderson	Henderson	Henderson
	Equity	Technology	Money	Balanced	Balanced	Forty	Forty	Global Research
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)				(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Cost of purchases	$568	$3,609,682	$1,256,181	$57	$1,111,363	$5,760,579	$126,188	$2,093,514
Proceeds from sales	(20)	(1,033,157)	(580,900)	(96)	(1,213,692)	(4,384,748)	(77,683)	(1,374,168)

MFS®
	Janus	JPMorgan	Lord Abbett	Blended	MFS®	MFS®		MFS®
	Henderson	Insurance Trust	Developing	Research	Global	Government	MFS®	International
	Global Research	U.S. Equity	Growth	Core Equity	Real Estate	Securities	Growth	Intrinsic Value
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)	(Service Class)
Cost of purchases	$62,972	$88,377	$112,541	$467,741	$9,857	$674	$599,169	$402,262
Proceeds from sales	(43,373)	(19,482)	(102,849)	(298,004)	(2,002)	(442)	(645,446)	(345,968)

MML
	MFS®	MFS®	MFS®				MML	American Funds
	Investors	Mid Cap	New	MFS®	MFS®	MFS®	Aggressive	Core
	Trust	Value	Discovery	Research	Utilities	Value	Allocation	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$208,889	$244,932	$2,622,913	$134,369	$10,129	$797,976	$3,501,595	$736,329
Proceeds from sales	(93,762)	(155,761)	(1,211,822)	(133,748)	(428)	(53,251)	(2,165,530)	(397,948)

	MML	MML	MML		MML	MML	MML
	American Funds	American Funds	Balanced	MML	Blue Chip	Conservative	Dynamic	MML
	Growth	International	Allocation	Blend	Growth	Allocation	Bond	Equity
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$2,212,692	$867,148	$635,522	$2,629,739	$7,466,151	$479,928	$108,173	$16,305,414
Proceeds from sales	(229,823)	(931,038)	(182,279)	(2,449,278)	(4,578,220)	(311,776)	(64,688)	(8,436,127)
F-77

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML	MML	MML	MML	MML		MML	MML
	Equity	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental
	Income	Index	Index	Index	Equity	Foreign	Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)		(Service Class I)	(Class II)	(Class III)
Cost of purchases	$1,663,172	$7,019,504	$15,544,776	$2,405,506	$334,486	$315,531	$193,550	$83,618
Proceeds from sales	(687,597)	(6,649,901)	(13,202,989)	(146,074)	(266,574)	(122,738)	(17,318)	(32,570)

MML
			MML	MML	MML	Inflation-	MML	MML
	MML	MML	Growth	High	Income	Protected	International	Large Cap
	Global	Global	Allocation	Yield	& Growth	and Income	Equity	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)	(Service Class I)	(Class II)
Cost of purchases	$171,915	$734,631	$2,069,062	$140,304	$1,140,576	$1,643,160	$49,809	$190,083
Proceeds from sales	(74,945)	(255,037)	(868,630)	(38,313)	(801,124)	(1,113,855)	(4,032)	(18,071)

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap
	Bond	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$3,293,708	$1,376,940	$2,476,242	$1,527,900	$964,934	$857,324	$5,605,896	$7,538,565
Proceeds from sales	(3,234,630)	(1,474,377)	(1,402,846)	(766,829)	(489,917)	(638,635)	(3,392,383)	(2,179,066)

			MML				PIMCO
	MML	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small Company	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond
	Value	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$370,402	$788,642	$155,317	$582,546	$1,339,654	$24,332,741	$395,823	$25,921
Proceeds from sales	(89,095)	(355,242)	(10,040)	(341,880)	(1,123,188)	(16,394,342)	(268,113)	(32,665)
F-78

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	High Yield	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$8,893	$36,102	$385,324	$526,732	$2,429,365	4,471,615	56,501	2,825,131
Proceeds from sales	(9,423)	(34,781)	(385,950)	(282,603)	(2,194,685)	(3,956,374)	(14,606)	(4,164,908)

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$1,868,217	$66,134	$294,261	$656,291	$348,408	$332,072	$1,972,967	$564,531
Proceeds from sales	(2,668,995)	(44,872)	(112,926)	(108,049)	(143,984)	(222,484)	(1,566,300)	(344,062)

	VY® CBRE
	Global
	Real Estate
	Division
2022 (Continued)
Cost of purchases	$256,320
Proceeds from sales	(197,686)
F-79

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for each of the years in the two-year period ended December 31, 2023 were as follows:

	American	American	American	American		American Funds
	Century	Century	Century	Century	American	Insurance Series®	American Funds	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Insurance Series®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
2023	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	65,005	342,561	-	104,743	170,683	255,426	453,672	1,255
Units withdrawn	(5,043)	(701,370)	(478)	(11,079)	(279,509)	(675,434)	(818,584)	(879)
Units transferred between divisions and transferred to/from GPA	(27,971)	(38,848)	(4,229)	(1,105)	27,939	40,433	(55,840)	(18,082)
Net increase (decrease)	31,991	(397,657)	(4,707)	92,559	(80,887)	(379,575)	(420,752)	(17,706)

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Class I)	(Class III)			(Class I)	(Class II)
Units purchased	350,880	10,525	117,329	-	13,115	5,200	-	22,330
Units withdrawn	(134,828)	(997)	(4,262)	(6,752)	(3,900)	(825)	(581)	(4,354)
Units transferred between divisions and transferred to/from GPA	14,152	2,575	(189,543)	(4,184)	-	34	(1,107)	264,772
Net increase (decrease)	230,204	12,103	(76,476)	(10,936)	9,215	4,409	(1,688)	282,748

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
				(Initial Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	142,654	112,258	313	347,612	1,663,132	44,480	222,755	-
Units withdrawn	(7,406)	(206,345)	(513)	(113,614)	(1,900,649)	(150,177)	(63,632)	(2,677)
Units transferred between divisions and transferred to/from GPA	115,127	(63,105)	(16,894)	(322)	16,880	(12,589)	1,041	198,871
Net increase (decrease)	250,375	(157,192)	(17,094)	233,676	(220,637)	(118,286)	160,164	196,194

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	29	103,780	88,616	81,036	10,707	539	40,014	41
Units withdrawn	(1,198)	(16,981)	(13,250)	(11,458)	(1,957)	(417)	(3,144)	(74)
Units transferred between divisions and transferred to/from GPA	74,168	133,856	563,014	(6,770)	35,827	1,507	45,912	(141)
Net increase (decrease)	72,999	220,655	638,380	62,808	44,577	1,629	82,782	(174)
F-80

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

					Fidelity®	Fidelity®
	Fidelity®	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	International	International	VIP	VIP
	Freedom 2060	Growth	Health Care	Index 500	Index	Index	Overseas	Real Estate
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
				(Service Class)	(Initial Class)	(Service Class 2)		(Initial Class)
Units purchased	1,625	108,994	15,216	402,671	318,685	15,703	1,364	51
Units withdrawn	(882)	(12,052)	(1,867)	(30,497)	(108,026)	(4,567)	(426)	(5)
Units transferred between divisions and transferred to/from GPA	(36,822)	11,200	3	412,511	1,499	250,864	-	(29)
Net increase (decrease)	(36,079)	108,142	13,352	784,685	212,158	262,000	938	17

		Fidelity®	Fidelity®	Franklin Mutual	Franklin	Franklin	Goldman	Goldman Sachs
	Fidelity®	VIP	VIP	Global	Small Cap	Strategic	Sachs	International
	VIP	Strategic	Total Market	Discovery	Value	Income	Core Fixed	Equity
	Real Estate	Income	Index	VIP	VIP	VIP	Income	Insights
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)		(Initial Class)
Units purchased	5,207	407	631,329	-	155,722	831	25,469	33,972
Units withdrawn	(2,436)	(170)	(123,579)	(123)	(301,172)	(72)	(15,780)	(3,346)
Units transferred between divisions and transferred to/from GPA	9,136	-	70,871	536	277,210	(83)	106,763	37
Net increase (decrease)	11,907	237	578,621	413	131,760	676	116,452	30,663

	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco
	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	International	American	Capital
	Value	Value	Insights	Growth	Insights	Growth	Franchise	Appreciation
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	14	1,823	5,901	59,051	38	923,171	140,535	682,689
Units withdrawn	(37)	(2,480)	(492)	(140,111)	(1,333)	(923,218)	(2,414)	(1,596,686)
Units transferred between divisions and transferred to/from GPA	-	2,172	-	(58,344)	-	(839,991)	(65,324)	(158,915)
Net increase (decrease)	(23)	1,515	5,409	(139,404)	(1,295)	(840,038)	72,797	(1,072,912)

		Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Invesco V.I.	Conservative	Invesco V.I.	Discovery	Diversified	EQV International	Invesco V.I.	Global Real
	Comstock	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Equity	Global	Estate
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	9,057	26,408	1,519,191	959,097	127,442	-	946,609	42,976
Units withdrawn	(786)	(105,076)	(1,334,144)	(1,272,270)	(81,056)	(286)	(1,530,359)	(799)
Units transferred between divisions and transferred to/from GPA	-	257	(580,105)	(53,842)	(95,948)	2,086	(1,158,525)	(17,989)
Net increase (decrease)	8,271	(78,411)	(395,058)	(367,015)	(49,562)	1,800	(1,742,275)	24,188
F-81

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	Invesco V.I.			Invesco V.I.	Invesco V.I.		Invesco V.I.	Janus
	Global	Invesco V.I.	Invesco V.I.	Main Street	Small Cap	Invesco V.I.	U.S. Government	Henderson
	Strategic Income	Health Care	Main Street	Small Cap	Equity	Technology	Money	Balanced
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
								(Institutional Class)
Units purchased	996,701	72,583	394,936	53,237	15	87,943	1,150,823	-
Units withdrawn	(1,323,634)	(88,805)	(783,357)	(56,609)	(10)	(133,187)	(2,004,455)	(25)
Units transferred between divisions and transferred to/from GPA	3,960,649	(8,982)	(7,844)	(1,500)	61	(147,712)	(59,271)	-
Net increase (decrease)	3,633,716	(25,204)	(396,265)	(4,872)	66	(192,956)	(912,903)	(25)

						Janus Henderson
	Janus	Janus	Janus	Janus	Janus	Global	Lord Abbett	LVIP
	Henderson	Henderson	Henderson	Henderson	Henderson	Technology and	Developing	JPMorgan
	Balanced	Forty	Forty	Global Research	Global Research	Innovation	Growth	U.S. Equity
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)
Units purchased	55,573	103,442	1,336	196,736	1,698	5,729	1,607	-
Units withdrawn	(192,214)	(334,986)	(4,503)	(453,266)	(7,186)	(547)	(2,524)	(3,577)
Units transferred between divisions and transferred to/from GPA	21,202	(114,575)	(278)	5,960,085	(157)	177	15,844	372,043
Net increase (decrease)	(115,439)	(346,119)	(3,445)	5,703,555	(5,645)	5,359	14,927	368,466

	Blended	MFS®	MFS®		MFS®	MFS®	MFS®	MFS®
	Research®	Global	Government	MFS®	International	Investors	Mid Cap	New
	Core Equity	Real Estate	Securities	Growth	Intrinsic Value	Trust	Value	Discovery
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
							(Service Class I)	(Service Class II)
Units purchased	-	24	26	10,216	16,635	5,002	83,392	46,441
Units withdrawn	(5,289)	(1,005)	(12)	(68,422)	(5,583)	(46,036)	(2,381)	(79,986)
Units transferred between divisions and transferred to/from GPA	(32,015)	152,716	179	(52,165)	523,914	(2,599)	(32,464)	4,601
Net increase (decrease)	(37,304)	151,735	193	(110,371)	534,966	(43,633)	48,547	(28,944)

					MML
				MML	American Funds	MML	MML
	MFS®	MFS®	MFS®	Aggressive	Core	American Funds	Balanced	MML
	Research	Utilities	Value	Allocation	Allocation	Growth	Allocation	Blend
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	3,235	3,613	200,773	773,928	348,334	1,445,450	331,375	532,281
Units withdrawn	(22,541)	(319)	(30,207)	(417,279)	(58,455)	(557,982)	(199,379)	(677,351)
Units transferred between divisions and transferred to/from GPA	1,130	-	262,770	(19,038)	408,293	179,893	576,496	(116,346)
Net increase (decrease)	(18,176)	3,294	433,336	337,611	698,172	1,067,361	708,492	(261,416)
F-82

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)	(Class III)
Units purchased	973,220	107,443	61,632	1,011,187	168,428	362,785	803,344	1,690,106
Units withdrawn	(683,572)	(70,023)	(6,819)	(1,934,096)	(111,808)	(32,689)	(1,851,781)	(374,175)
Units transferred between divisions and transferred to/from GPA	258,414	133,526	12,172	(64,770)	223,391	(546,640)	(40,714)	437,964
Net increase (decrease)	548,062	170,946	66,985	(987,679)	280,011	(216,544)	(1,089,151)	1,753,895

	MML	MML		MML	MML			MML
	Equity	Focused	MML	Fundamental	Fundamental	MML	MML	Growth
	Rotation	Equity	Foreign	Equity	Value	Global	Global	Allocation
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)
Units purchased	71	40,871	99,584	24,043	29,755	-	88,989	460,502
Units withdrawn	(23)	(35,531)	(23,654)	(40,279)	(10,750)	(2,490)	(53,730)	(248,222)
Units transferred between divisions and transferred to/from GPA	-	(11,988)	39	225	7,917	120,985	(4,013)	(67,444)
Net increase (decrease)	48	(6,648)	75,969	(16,011)	26,922	118,495	31,246	144,836

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	iShares® 60/40	iShares® 80/20	Large Cap	Managed
	Yield	& Growth	and Income	Equity	Allocation	Allocation	Growth	Bond
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	82,522	397,677	263,933	24,368	7,827	21,878	195,188	776,525
Units withdrawn	(46,331)	(88,975)	(345,157)	(6,214)	(4,196)	(2,171)	(86,263)	(1,396,652)
Units transferred between divisions and transferred to/from GPA	17,421	(351,423)	39,427	(286)	2,242	799	20,770	(3,034,093)
Net increase (decrease)	53,612	(42,721)	(41,797)	17,868	5,873	20,506	129,695	(3,654,220)

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company
	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	267,516	319,504	221,301	180,018	20,005	411,129	352,738	60,718
Units withdrawn	(652,911)	(161,577)	(108,422)	(119,849)	(13,273)	(620,646)	(453,204)	(38,307)
Units transferred between divisions and transferred to/from GPA	(87,461)	(40,806)	1,607	7,434	(172,668)	(35,735)	(22,223)	21,024
Net increase (decrease)	(472,856)	117,121	114,486	67,603	(165,936)	(245,252)	(122,689)	43,435
F-83

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)
		MML				PIMCO
	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO
	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities	High Yield
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	103,301	98,957	98,520	217,607	7,639,206	108,647	12,281	998
Units withdrawn	(64,045)	(62,140)	(90,620)	(43,955)	(5,481,370)	(109,541)	(3,275)	(1,794)
Units transferred between divisions and transferred to/from GPA	7,894	(6,548)	(1,659)	11,823	(4,200,206)	(5,707)	(399)	-
Net increase (decrease)	47,150	30,269	6,241	185,475	(2,042,370)	(6,601)	8,607	(796)

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Income	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	15,348	14,258	30	23,666	88,131	252,125	-	262,474
Units withdrawn	(1,279)	(511)	(2,831)	(66,215)	(196,629)	(462,129)	(5,757)	(646,140)
Units transferred between divisions and transferred to/from GPA	-	(12,131)	(11,366)	45,002	115,878	(15,899)	(10,674)	(22,345)
Net increase (decrease)	14,069	1,616	(14,167)	2,453	7,380	(225,903)	(16,431)	(406,011)

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	346,961	12,714	190,922	607,401	179,843	192,175	98,300	12,620
Units withdrawn	(419,252)	(1,029)	(60,251)	(160,562)	(56,533)	(12,804)	(17,258)	(8,057)
Units transferred between divisions and transferred to/from GPA	(127,598)	(9,243)	(12,926)	23,859	4,153	(95,509)	226,717	105,177
Net increase (decrease)	(199,889)	2,442	117,745	470,698	127,463	83,862	307,759	109,740

	VY® CBRE
	Global
	Real Estate
2023 (Continued)	Division
Units purchased	30,450
Units withdrawn	(17,792)
Units transferred between divisions and transferred to/from GPA	(1,446)
Net increase (decrease)	11,212
F-84

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
2022	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	40,323	341,950	-	124,811	177,562	286,773	453,108	3,584
Units withdrawn	(4,991)	(638,536)	(454)	(11,178)	(259,023)	(425,269)	(874,681)	(1,538)
Units transferred between divisions and transferred to/from GPA	(9,511)	(124,304)	764	(227,943)	(11,429)	(32,434)	(6,516)	(53,498)
Net increase (decrease)	25,821	(420,890)	310	(114,310)	(92,890)	(170,930)	(428,089)	(51,452)

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Class I)	(Class III)			(Class I)	(Class II)
Units purchased	404,061	8,244	84,344	2,741	20,964	7,429	6,052	30,924
Units withdrawn	(85,169)	(892)	(37,251)	(16,965)	(2,127)	(47,744)	(11,898)	(24,173)
Units transferred between divisions and transferred to/from GPA	(7,045)	3,864	(3,207)	95,633	54	3	(3,302)	(11,998)
Net increase (decrease)	311,847	11,216	43,886	81,409	18,891	(40,312)	(9,148)	(5,247)

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Service Class I)	(Service Class II)
Units purchased	116,390	131,371	7,739	457,159	1,880,044	42,959	215,011	-
Units withdrawn	(12,747)	(182,832)	(1,055)	(78,726)	(1,572,055)	(124,293)	(44,110)	-
Units transferred between divisions and transferred to/from GPA	(104,079)	(17,448)	(7,783)	(9,895)	(103,601)	(6,274)	(1,695)	-
Net increase (decrease)	(436)	(68,909)	(1,099)	368,538	204,388	(87,608)	169,206	-

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	783	112,012	84,585	391,594	59,085	12,615	122,526	1,107
Units withdrawn	(609)	(14,548)	(9,298)	(14,139)	(29,514)	(1,130)	(171,931)	(110)
Units transferred between divisions and transferred to/from GPA	1,262	120,601	151,270	87,064	21,929	3,159	36,937	112
Net increase (decrease)	1,436	218,065	226,557	464,519	51,500	14,644	(12,468)	1,109
F-85

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)
				Fidelity®	Fidelity®		Fidelity®	Franklin Mutual
	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	VIP	Global
	VIP	VIP	VIP	International	International	VIP	Total Market	Discovery
	Freedom 2060	Growth	Index 500	Index	Index	Real Estate	Index	VIP
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
			(Service Class)	(Initial Class)	(Service Class II)
Units purchased	39,353	71,688	-	367,915	11,621	5,268	332,729	-
Units withdrawn	(3,224)	(9,523)	(14,979)	(72,398)	(1,408)	(9,533)	(72,873)	(511)
Units transferred between divisions and transferred to/from GPA	15,323	114,463	341,478	(7,493)	20,292	(49,441)	3,737	632
Net increase (decrease)	51,452	176,628	326,499	288,024	30,505	(53,706)	263,593	121

	Franklin	Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman Sachs	Goldman
	Small Cap	Strategic	Sachs	International	Sachs	Sachs	Small Cap	Sachs
	Value	Income	Core Fixed	Equity	Large Cap	Mid Cap	Equity	Strategic
	VIP	VIP	Income	Insights	Value	Value	Insights	Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	174,005	5,480	29,597	21,852	36	10,250	17,684	78,326
Units withdrawn	(277,021)	(12,744)	(64,929)	(2,889)	(1,269)	(3,003)	(12,072)	(171,800)
Units transferred between divisions and transferred to/from GPA	17,244	1,092	(4,286)	26,904	-	7,867	(10,269)	(2,278)
Net increase (decrease)	(85,772)	(6,172)	(39,618)	45,867	(1,233)	15,114	(4,657)	(95,752)

	Goldman	Invesco
	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	U.S. Equity	International	American	Capital	Invesco V.I.	Conservative	Invesco V.I.	Discovery
	Insights	Growth	Franchise	Appreciation	Comstock	Balanced	Core Plus Bond	Mid Cap Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	-	917,885	107,844	726,237	8,108	21,464	961,579	1,108,233
Units withdrawn	(2,329)	(585,398)	(3,216)	(1,261,097)	(781)	(37,188)	(707,912)	(1,138,926)
Units transferred between divisions and transferred to/from GPA	-	(147,040)	(86,521)	(125,790)	-	(14,894)	(41,765)	(340,284)
Net increase (decrease)	(2,329)	185,447	18,107	(660,650)	7,327	(30,618)	211,902	(370,977)

	Invesco V.I.		Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	Diversified	Invesco V.I.	Global Real	Global	Invesco V.I.	International	Invesco V.I.	Main Street
	Dividend	Global	Estate	Strategic Income	Health Care	Growth	Main Street	Small Cap
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	156,472	1,004,758	21,797	976,776	72,251	-	392,998	28,002
Units withdrawn	(247,443)	(1,556,906)	(1,041)	(1,243,316)	(95,712)	(233)	(696,589)	(27,274)
Units transferred between divisions and transferred to/from GPA	(99,671)	7,604	(22,896)	173,868	205	10,863	(72,905)	260
Net increase (decrease)	(190,642)	(544,544)	(2,140)	(92,672)	(23,256)	10,630	(376,496)	988
F-86

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

Invesco V.I.	Invesco V.I.	Janus	Janus	Janus	Janus	Janus
Small Cap	Invesco V.I.	U.S. Government	Henderson	Henderson	Henderson	Henderson	Henderson
Equity	Technology	Money	Balanced	Balanced	Forty	Forty	Global Research
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)
Units purchased	4	103,720	861,780	-	64,382	139,151	1,534	230,682
Units withdrawn	(1)	(138,696)	(418,359)	(23)	(122,900)	(327,127)	(2,023)	(507,007)
Units transferred between divisions and transferred to/from GPA	388	5,775	65,458	-	(26,991)	(272,907)	245	(36,287)
Net increase (decrease)	391	(29,201)	508,879	(23)	(85,509)	(460,883)	(244)	-	(312,612)

MFS®
Janus	JPMorgan	Lord Abbett	Blended	MFS®	MFS®	MFS®
Henderson	Insurance Trust	Developing	Research	Global	Government	MFS®	International
Global Research	U.S. Equity	Growth	Core Equity	Real Estate	Securities	Growth	Intrinsic Value
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
(Service Class)
Units purchased	1,766	1,453	1,185	2,292	6	20	10,770	20,907
Units withdrawn	(7,410)	(8,416)	(3,410)	(9,817)	(1,410)	(8)	(44,183)	(6,948)
Units transferred between divisions and transferred to/from GPA	142	57	(3,780)	80,530	636	207	(105,882)	6,317
Net increase (decrease)	(5,502)	(6,906)	(6,005)	73,005	(768)	219	(139,295)	20,276

MML
MFS®	MFS®	MFS®	MML	American Funds
Investors	Mid Cap	New	MFS®	MFS®	MFS®	Aggressive	Core
Trust	Value	Discovery	Research	Utilities	Value	Allocation	Allocation
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	10,893	50,008	42,072	2,929	5,428	211,791	673,937	420,408
Units withdrawn	(7,434)	(2,227)	(111,270)	(13,197)	(271)	(29,505)	(342,562)	(33,016)
Units transferred between divisions and transferred to/from GPA	(3,899)	(1,310)	1,130	(18,472)	-	136,902	(37,707)	(72,115)
Net increase (decrease)	(440)	46,471	(68,068)	(28,740)	5,157	319,188	293,668	315,277

MML	MML	MML	MML	MML	MML
American Funds	American Funds	Balanced	MML	Blue Chip	Conservative	Dynamic	MML
Growth	International	Allocation	Blend	Growth	Allocation	Bond	Equity
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	1,771,031	91,712	262,773	653,934	776,624	123,534	29,182	1,068,769
Units withdrawn	(408,227)	(46,459)	(93,757)	(584,720)	(444,195)	(95,649)	(5,257)	(1,676,549)
Units transferred between divisions and transferred to/from GPA	52,245	(163,789)	3,619	64,779	(52,492)	(15,657)	15,287	2,558
Net increase (decrease)	1,415,049	(118,536)	172,635	133,993	279,937	12,228	39,212	(605,222)
F-87

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	MML	MML	MML	MML		MML	MML
	Equity	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental
	Income	Index	Index	Index	Equity	Foreign	Equity	Value
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
		(Service Class I)	(Class II)	(Class III)
Units purchased	131,941	308,466	756,385	1,262,157	52,783	100,893	18,075	39,776
Units withdrawn	(81,613)	(42,092)	(1,622,908)	(223,083)	(6,871)	(32,104)	(10,438)	(24,539)
Units transferred between divisions and transferred to/from GPA	349,577	(328,428)	(205,990)	823,253	(15,261)	45,924	2,237	10,170
Net increase (decrease)	399,905	(62,054)	(1,072,513)	1,862,327	30,651	114,713	9,874	25,407

						MML
			MML	MML	MML	Inflation-	MML	MML
	MML	MML	Growth	High	Income	Protected	International	Large Cap
	Global	Global	Allocation	Yield	& Growth	and Income	Equity	Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class I)	(Class II)
Units purchased	-	74,118	448,856	94,132	228,885	234,749	27,603	130,842
Units withdrawn	(2,766)	(25,668)	(207,828)	(29,606)	(35,553)	(389,005)	(4,743)	(35,689)
Units transferred between divisions and transferred to/from GPA	(8,152)	3,184	46,993	21,692	(87,212)	150,629	16,235	33,764
Net increase (decrease)	(10,918)	51,634	288,021	86,218	106,120	(3,627)	39,095	128,917

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap
	Bond	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	785,523	297,691	274,887	129,490	170,571	14,166	365,262	311,442
Units withdrawn	(1,188,470)	(335,283)	(171,311)	(43,689)	(75,913)	(11,697)	(529,951)	(238,491)
Units transferred between divisions and transferred to/from GPA	65,536	(49,769)	(48,183)	136,615	42,552	199,812	(50,790)	209,836
Net increase (decrease)	(337,411)	(87,361)	55,393	222,416	137,210	202,281	(215,479)	282,787

			MML				PIMCO
	MML	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small Company	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond
	Value	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	56,686	122,934	106,603	122,468	139,722	8,033,027	70,620	13,780
Units withdrawn	(14,338)	(38,025)	(21,958)	(65,760)	(25,356)	(3,580,228)	(53,348)	(27,113)
Units transferred between divisions and transferred to/from GPA	1,221	20,659	23,974	(63,723)	88,890	2,298,302	(6,082)	265
Net increase (decrease)	43,569	105,568	108,619	(7,015)	203,256	6,751,101	11,190	(13,068)
F-88

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	High Yield	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	959	10,929	7	21,608	87,437	275,481	-	263,290
Units withdrawn	(8,439)	(605)	(2,526)	(45,213)	(168,829)	(491,656)	(4,021)	(604,985)
Units transferred between divisions and transferred to/from GPA	-	(10,481)	(2,556)	37,427	(1,860)	14,323	41,627	(43,329)
Net increase (decrease)	(7,480)	(157)	(5,075)	13,822	(83,252)	(201,852)	37,606	(385,024)

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	415,297	23,328	248,281	548,339	235,112	136,712	75,400	29,278
Units withdrawn	(728,504)	(21,725)	(43,698)	(95,622)	(44,310)	(12,689)	(19,390)	(5,184)
Units transferred between divisions and transferred to/from GPA	(341,472)	21,496	(9,742)	6,020	(33,760)	(78,954)	68,984	109,974
Net increase (decrease)	(654,679)	23,099	194,841	458,737	157,042	45,069	124,994	134,068

	VY® CBRE
	Global
	Real Estate
2022 (Continued)	Division
Units purchased	29,503
Units withdrawn	(29,950)
Units transferred between divisions and transferred to/from GPA	4,117
Net increase (decrease)	3,670
F-89

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended December 31, 2023 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Century VP Capital Appreciation Division
2023	579,437	$-	-	$1.93	$1,116,866	-%	-%	-	0.25%	-%	-	20.69%
2022	547,445	-	-	1.60	874,318	-	-	-	0.25	-	-	(28.11)
2021	521,624	-	-	2.22	1,158,824	-	-	-	0.25	-	-	11.16
2020	498,219	-	-	2.00	995,745	-	-	-	0.25	-	-	42.46
2019	495,140	-	-	1.40	694,663	-	-	-	0.25	-	-	35.56
American Century VP Disciplined Core Value Division
2023	7,953,129	3.77	to	4.40	32,556,160	1.54	0.25	to	1.00	7.58	to	8.38
2022	8,350,786	3.51	to	4.06	31,490,239	1.77	0.25	to	1.00	(13.60)	to	(12.95)
2021	8,771,675	4.06	to	4.66	37,822,087	1.08	0.25	to	1.00	22.42	to	23.34
2020	9,231,503	3.32	to	3.78	32,069,155	1.95	0.25	to	1.00	10.70	to	11.53
2019	10,009,285	3.00	to	3.39	30,738,840	2.08	0.25	to	1.00	22.72	to	23.64
American Century VP Inflation Protection Division
2023	24,847	-	-	1.13	28,181	3.34	-	-	0.25	-	-	3.40
2022	29,553	-	-	1.10	32,418	4.80	-	-	0.25	-	-	(13.08)
2021	29,243	-	-	1.26	36,903	2.57	-	-	0.25	-	-	6.27
2020	75,810	-	-	1.19	90,026	1.44	-	-	0.25	-	-	9.55
2019	45,675	-	-	1.08	49,510	2.17	-	-	0.25	-	-	8.90
American Century VP International Division
2023	1,017,477	1.43	to	1.66	1,482,934	1.32	0.25	to	0.40	12.12	to	12.57
2022	924,918	1.27	to	1.48	1,201,230	1.58	0.25	to	0.40	(25.05)	to	(24.75)
2021	1,039,229	1.68	to	1.98	1,790,461	0.04	0.25	to	0.40	8.26	to	8.75
2020	137,681	1.55	to	1.83	251,549	0.48	0.25	to	0.60	25.13	to	25.88
2019	139,289	1.23	to	1.46	203,381	0.86	0.25	to	0.60	27.65	to	28.42
American Century VP Value Division
2023	3,545,573	4.11	to	5.54	17,272,536	2.39	0.25	to	1.00	8.02	to	8.83
2022	3,626,460	3.80	to	5.09	16,271,417	2.10	0.25	to	1.00	(0.46)	to	0.29
2021	3,719,350	3.82	to	5.07	16,757,071	1.74	0.25	to	1.00	23.27	to	24.20
2020	3,866,025	3.10	to	4.09	14,131,672	2.32	0.25	to	1.00	(0.03)	to	0.73
2019	3,984,737	3.10	to	4.06	14,599,998	2.12	0.25	to	1.00	25.77	to	26.72
American Funds Insurance Series® Asset Allocation Division
2023	5,962,672	3.59	to	4.63	25,016,590	2.24	0.25	to	1.00	13.14	to	13.98
2022	6,342,247	3.18	to	4.06	23,350,591	1.91	0.25	to	1.00	(14.26)	to	(13.62)
2021	6,513,177	3.70	to	4.70	27,801,866	1.55	0.25	to	1.00	13.96	to	14.81
2020	6,719,434	3.25	to	4.09	25,043,652	1.70	0.25	to	1.00	11.34	to	12.18
2019	6,803,166	2.92	to	3.65	22,695,282	1.90	0.25	to	1.00	20.03	to	20.93
American Funds Insurance Series® Growth-Income Division
2023	8,213,963	4.85	to	6.69	46,462,834	1.38	0.25	to	1.00	24.89	to	25.82
2022	8,634,714	3.89	to	5.32	38,935,008	1.28	0.25	to	1.00	(17.32)	to	(16.70)
2021	9,062,804	4.70	to	6.39	49,515,332	1.13	0.25	to	1.00	22.86	to	23.79
2020	9,654,332	3.82	to	5.16	43,139,764	1.38	0.25	to	1.00	12.42	to	13.26
2019	9,980,605	3.40	to	4.55	40,028,763	1.68	0.25	to	1.00	24.88	to	25.82
BlackRock High Yield V.I. Division
2023	48,906	-	-	1.32	64,505	6.54	-	-	0.25	-	-	13.24
2022	66,612	-	-	1.16	77,588	5.14	-	-	0.25	-	-	(10.35)
2021	118,064	-	-	1.30	153,399	4.50	-	-	0.25	-	-	5.33
2020	111,215	-	-	1.23	137,185	5.27	-	-	0.25	-	-	7.31
2019	63,746	-	-	1.15	73,277	4.17	-	-	0.25	-	-	15.32
F-90

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
BlackRock Small Cap Index V.I. Division (Class I)⁸
2023	808,424	$-	-	$1.13	$912,375	1.56%	-%	-	0.80%	-%	-	15.77%
2022	578,220	-	-	0.97	563,661	1.52	-	-	0.80	-	-	(21.09)
2021	266,372	-	-	1.24	329,081	2.41	-	-	0.80	-	-	13.66
2020	5,324	-	-	1.09	5,787	0.20	-	-	0.80	-	-	-
BlackRock Small Cap Index V.I. Division (Class III)¹⁰
2023	24,827	-	-	0.91	22,711	1.55	-	-	0.25	-	-	16.43
2022	12,724	-	-	0.79	9,998	1.63	-	-	0.25	-	-	-
2021	1,508	-	-	0.99	1,493	1.21	-	-	0.25	-	-	-
BlackRock Total Return V.I. Division
2023	194,736	-	-	1.08	209,445	3.87	-	-	0.25	-	-	5.83
2022	271,212	-	-	1.02	275,620	2.38	-	-	0.25	-	-	(14.06)
2021	227,326	-	-	1.18	268,804	1.68	-	-	0.25	-	-	(1.43)
2020	370,330	-	-	1.20	444,258	2.17	-	-	0.25	-	-	8.90
2019	299,448	-	-	1.10	329,864	2.16	-	-	0.25	-	-	9.51
BNY Mellon MidCap Stock Division⁷
2023	227,903	-	-	1.52	347,436	0.56	-	-	0.25	-	-	17.99
2022	238,839	-	-	1.29	308,604	0.47	-	-	0.25	-	-	(14.28)
2021	157,431	-	-	1.51	237,312	0.23	-	-	0.25	-	-	25.56
2020	65,893	-	-	1.20	79,107	0.40	-	-	0.25	-	-	7.85
Delaware Ivy VIP Asset Strategy Division (Class I)⁷
2023	28,575	-	-	1.11	31,629	2.87	-	-	0.80	-	-	13.36
2022	19,360	-	-	0.98	18,903	2.97	-	-	0.80	-	-	(15.25)
2021	468	-	-	1.15	540	3.03	-	-	0.80	-	-	9.84
Delaware Ivy VIP Asset Strategy Division (Class II)
2023	79,234	1.54	to	1.57	123,761	2.24	0.25	to	0.75	13.94	to	13.94
2022	74,825	1.35	to	1.38	102,649	1.12	0.25	to	0.75	(14.74)	to	(14.74)
2021	115,137	1.58	to	1.62	185,834	1.94	0.25	to	0.75	10.44	to	10.44
2020	54,707	1.43	to	1.47	79,892	2.21	0.25	to	0.75	13.88	to	13.88
2019	48,457	1.26	to	1.29	62,237	2.28	0.25	to	0.75	21.78	to	21.78
Delaware Ivy VIP Science and Technology Division⁷
2023	6,642	-	-	2.38	15,791	-	-	-	0.25	-	-	39.06
2022	8,330	-	-	1.71	14,241	-	-	-	0.25	-	-	(31.84)
2021	17,479	-	-	2.51	43,842	-	-	-	0.25	-	-	15.17
2020	9,295	-	-	2.18	20,245	-	-	-	0.25	-	-	35.36
Delaware VIP® Emerging Markets Division
2023	460,537	-	-	1.19	549,291	1.22	-	-	0.25	-	-	13.45
2022	177,788	-	-	1.05	186,917	4.03	-	-	0.25	-	-	(27.81)
2021	183,036	-	-	1.46	266,570	0.06	-	-	0.25	-	-	(3.13)
2020	100,762	-	-	1.50	151,492	0.50	-	-	0.25	-	-	24.69
2019	58,261	-	-	1.21	70,248	0.39	-	-	0.25	-	-	22.25
Delaware VIP® Small Cap Value Division
2023	576,506	-	-	1.42	820,214	0.62	-	-	0.25	-	-	9.10
2022	326,131	-	-	1.30	425,309	0.55	-	-	0.25	-	-	(12.36)
2021	326,567	-	-	1.49	485,921	0.33	-	-	0.25	-	-	34.01
2020	22,326	-	-	1.11	24,788	0.17	-	-	0.25	-	-	(2.18)
2019	2,181	-	-	1.14	2,476	-	-	-	0.25	-	-	27.72
F-91

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
DWS Small Cap Index Division
2023	2,227,999	$3.83	to	$4.85	$9,922,288	1.12%	0.25%	to	1.00%	15.60%	to	16.47%
2022	2,385,191	3.31	to	4.17	9,120,995	0.91	0.25	to	1.00	(21.42)	to	(20.83)
2021	2,454,100	4.21	to	5.27	11,860,935	0.83	0.25	to	1.00	13.36	to	14.22
2020	2,521,917	3.72	to	4.61	10,685,836	1.10	0.25	to	1.00	18.24	to	19.13
2019	2,590,878	3.14	to	3.87	9,231,210	1.05	0.25	to	1.00	23.98	to	24.91
Eaton Vance VT Floating-Rate Income Division
2023	18,911	-	-	1.26	23,898	8.34	-	-	0.25	-	-	11.47
2022	36,004	-	-	1.13	40,816	4.78	-	-	0.25	-	-	(2.36)
2021	37,104	-	-	1.16	43,081	3.14	-	-	0.25	-	-	3.76
2020	95,460	-	-	1.12	106,816	3.46	-	-	0.25	-	-	2.27
2019	41,816	-	-	1.09	45,751	3.46	-	-	0.25	-	-	7.47
Fidelity® VIP Bond Index Division (Initial Class)⁸
2023	799,613	-	-	0.88	701,768	2.73	-	-	0.80	-	-	4.64
2022	565,938	-	-	0.84	474,684	2.21	-	-	0.80	-	-	(13.88)
2021	197,399	-	-	0.97	192,257	1.66	-	-	0.80	-	-	(2.73)
2020	2,885	-	-	1.00	2,889	0.17	-	-	0.80	-	-	-
Fidelity® VIP Contrafund® Division (Initial Class)
2023	16,615,944	6.23	to	6.56	105,911,159	0.49	0.15	to	1.00	32.13	to	33.25
2022	16,836,581	4.71	to	4.92	83,308,966	0.51	0.15	to	1.00	(27.05)	to	(26.42)
2021	16,632,193	6.46	to	6.69	116,779,958	0.06	0.15	to	1.00	26.56	to	27.64
2020	16,934,529	5.10	to	5.24	95,130,421	0.25	0.15	to	1.00	29.27	to	30.37
2019	17,515,147	3.95	to	4.02	75,526,172	0.46	0.15	to	1.00	30.27	to	31.38
Fidelity® VIP Contrafund® Division (Service Class)
2023	1,357,752	6.40	to	6.86	8,120,384	0.38	0.40	to	0.75	32.35	to	32.81
2022	1,476,037	4.84	to	5.17	6,721,785	0.40	0.40	to	0.75	(26.93)	to	(26.68)
2021	1,563,644	6.62	to	7.05	9,712,506	0.05	0.40	to	0.75	26.76	to	27.14
2020	1,631,705	5.22	to	5.54	8,374,787	0.15	0.60	to	0.75	29.46	to	29.65
2019	1,718,442	4.03	to	4.28	6,785,433	0.36	0.60	to	0.75	30.47	to	30.66
Fidelity® VIP Extended Market Index Division (Initial Class)⁸
2023	477,416	-	-	1.22	582,427	2.11	-	-	0.80	-	-	16.50
2022	317,252	-	-	1.05	332,210	1.69	-	-	0.80	-	-	(18.78)
2021	148,046	-	-	1.29	190,865	2.38	-	-	0.80	-	-	20.27
2020	2,427	-	-	1.07	2,602	-	-	-	0.80	-	-	-
Fidelity® VIP Extended Market Index Division (Service Class)¹⁰
2023	196,194	-	-	0.98	191,730	1.79	-	-	0.25	-	-	17.11
Fidelity® VIP Freedom 2020 Division⁷
2023	83,337	-	-	1.44	119,673	4.70	-	-	0.25	-	-	12.34
2022	10,337	-	-	1.28	13,214	2.12	-	-	0.25	-	-	(15.83)
2021	8,901	-	-	1.52	13,517	0.89	-	-	0.25	-	-	9.47
2020	10,701	-	-	1.39	14,846	1.13	-	-	0.25	-	-	14.92
Fidelity® VIP Freedom 2025 Division⁷
2023	832,720	-	-	1.49	1,236,852	2.84	-	-	0.25	-	-	13.48
2022	612,066	-	-	1.31	801,108	2.10	-	-	0.25	-	-	(16.51)
2021	394,002	-	-	1.57	617,665	1.18	-	-	0.25	-	-	10.71
2020	162,124	-	-	1.42	229,577	1.45	-	-	0.25	-	-	15.83
Fidelity® VIP Freedom 2030 Division⁷
2023	942,739	-	-	1.55	1,465,133	2.84	-	-	0.25	-	-	14.56
2022	304,359	-	-	1.36	412,909	2.12	-	-	0.25	-	-	(16.94)
2021	77,802	-	-	1.63	127,084	1.31	-	-	0.25	-	-	12.24
2020	10,532	-	-	1.46	15,328	2.36	-	-	0.25	-	-	16.76
F-92

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Freedom 2035 Division
2023	1,059,304	$-	-	$1.66	$1,757,413	1.99%	-%	-	0.25%	-%	-	16.71%
2022	996,496	-	-	1.42	1,416,516	1.97	-	-	0.25	-	-	(17.75)
2021	531,977	-	-	1.73	919,419	1.03	-	-	0.25	-	-	15.32
2020	357,294	-	-	1.50	535,494	1.72	-	-	0.25	-	-	18.15
2019	229,431	-	-	1.27	291,049	1.52	-	-	0.25	-	-	27.33
Fidelity® VIP Freedom 2040 Division
2023	172,137	-	-	1.73	298,104	1.80	-	-	0.25	-	-	18.77
2022	127,560	-	-	1.46	185,997	1.37	-	-	0.25	-	-	(18.30)
2021	76,059	-	-	1.78	135,749	1.02	-	-	0.25	-	-	17.69
2020	34,486	-	-	1.52	52,301	1.32	-	-	0.25	-	-	19.16
2019	15,277	-	-	1.27	19,443	5.79	-	-	0.25	-	-	28.39
Fidelity® VIP Freedom 2045 Division¹⁰
2023	16,273	-	-	1.05	17,022	1.28	-	-	0.25	-	-	19.33
2022	14,644	-	-	0.88	12,837	2.27	-	-	0.25	-	-	(18.30)
Fidelity® VIP Freedom 2050 Division⁷
2023	202,304	-	-	1.74	351,866	1.74	-	-	0.25	-	-	19.36
2022	119,522	-	-	1.46	174,161	1.17	-	-	0.25	-	-	(18.35)
2021	131,990	-	-	1.78	235,563	1.67	-	-	0.25	-	-	17.73
2020	9,651	-	-	1.52	14,629	1.21	-	-	0.25	-	-	19.17
Fidelity® VIP Freedom 2055 Division¹⁰
2023	934	-	-	1.05	978	0.26	-	-	0.25	-	-	19.40
2022	1,109	-	-	0.88	972	2.24	-	-	0.25	-	-	(18.36)
Fidelity® VIP Freedom 2060 Division¹⁰
2023	15,372	-	-	1.05	16,079	0.57	-	-	0.25	-	-	19.30
2022	51,451	-	-	0.88	45,110	2.74	-	-	0.25	-	-	-
Fidelity® VIP Growth Division
2023	567,689	2.74	to	4.08	1,659,284	0.04	0.25	to	0.40	35.55	to	36.09
2022	459,547	2.02	to	3.01	1,003,308	0.50	0.25	to	0.40	(24.82)	to	(24.52)
2021	282,918	2.67	to	4.00	860,161	-	0.25	to	0.40	22.53	to	23.08
2020	161,149	2.17	to	3.27	435,983	0.05	0.25	to	0.60	42.89	to	43.75
2019	82,580	1.51	to	2.29	188,085	0.16	0.25	to	0.60	33.38	to	34.18
Fidelity® VIP Health Care Division¹¹
2023	13,352	-	-	0.99	13,192	-	-	to	0.25	-	-	-
Fidelity® VIP Index 500 Division (Service Class)⁸
2023	1,111,184	-	-	1.18	1,311,716	1.17	-	-	0.25	-	-	26.07
2022	326,499	-	-	0.94	305,719	1.37	-	-	0.25	-	-	(18.30)
Fidelity® VIP International Index Division (Initial Class)¹⁰
2023	708,749	-	-	1.08	768,065	3.20	-	-	0.80	-	-	15.24
2022	496,591	-	-	0.94	467,003	2.81	-	-	0.80	-	-	(16.69)
2021	208,568	-	-	1.13	235,424	5.14	-	-	0.80	-	-	6.86
2020	6,120	-	-	1.06	6,465	0.46	-	-	0.80	-	-	-
Fidelity® VIP International Index Division (Service Class 2)¹⁰
2023	305,960	-	-	0.98	299,275	3.27	-	-	0.25	-	-	15.88
2022	43,959	-	-	0.84	37,107	5.89	-	-	0.25	-	-	(16.21)
2021	13,454	-	-	1.01	13,554	3.74	-	-	0.25	-	-	-
F-93

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Overseas Division¹¹
2023	938	$1.06	-	$1.51	$993	3.44%	0.25%	-	0.80%	-%	-	20.51%
Fidelity® VIP Real Estate Division (Initial Class)¹¹
2023	17	-	-	1.08	18	-	-	-	0.80	-	-	-
Fidelity® VIP Real Estate Division (Service Class)
2023	109,152	-	-	1.22	132,673	2.64	-	-	0.25	-	-	11.09
2022	97,244	-	-	1.09	106,402	0.63	-	-	0.25	-	-	(27.62)
2021	150,950	-	-	1.51	228,180	1.03	-	-	0.25	-	-	38.86
2020	118,029	-	-	1.09	128,487	2.13	-	-	0.25	-	-	(6.61)
2019	34,147	-	-	1.17	39,801	0.61	-	-	0.25	-	-	23.09
Fidelity® VIP Strategic Income Division¹¹
2023	238	-	-	1.05	250	4.45	-	-	0.80	-	-	-
Fidelity® VIP Total Market Index Division (Initial Class)⁷
2023	1,053,612	-	-	1.32	1,391,581	1.56	-	-	0.80	-	-	25.07
2022	474,991	-	-	1.06	501,603	1.85	-	-	0.80	-	-	(19.86)
2021	211,399	-	-	1.32	278,569	1.98	-	-	0.80	-	-	24.68
2020	7,537	-	-	1.06	7,966	0.67	-	-	0.80	-	-	-
Franklin Mutual Global Discovery VIP Division⁷
2023	2,044	-	-	1.47	3,013	2.81	-	-	0.25	-	-	20.31
2022	1,630	-	-	1.23	1,998	1.40	-	-	0.25	-	-	(4.75)
2021	1,509	-	-	1.29	1,942	2.63	-	-	0.25	-	-	19.13
2020	1,773	-	-	1.08	1,915	2.72	-	-	0.25	-	-	(4.46)
Franklin Small Cap Value VIP Division
2023	3,648,614	4.60	to	6.62	17,951,363	0.52	0.25	to	1.00	11.63	to	12.46
2022	3,516,854	4.12	to	5.89	16,501,845	0.98	0.25	to	1.00	(10.96)	to	(10.29)
2021	3,602,625	4.63	to	6.56	19,136,069	1.01	0.25	to	1.00	24.12	to	25.05
2020	3,445,561	3.73	to	5.25	15,380,819	1.49	0.25	to	1.00	4.14	to	4.93
2019	3,382,682	3.58	to	5.00	14,844,653	1.05	0.25	to	1.00	25.09	to	26.03
Franklin Strategic Income VIP Division⁷
2023	1,569	-	-	1.09	1,712	4.49	-	-	0.25	-	-	8.18
2022	894	-	-	1.01	902	6.73	-	-	0.25	-	-	(10.75)
2021	7,066	-	-	1.13	7,989	1.87	-	-	0.25	-	-	2.11
Goldman Sachs Core Fixed Income Division
2023	849,586	-	-	1.06	897,802	2.86	-	-	0.25	-	-	5.83
2022	733,135	-	-	1.00	732,062	1.45	-	-	0.25	-	-	(14.28)
2021	772,752	-	-	1.16	900,136	1.11	-	-	0.25	-	-	(2.23)
2020	532,525	-	-	1.19	634,452	2.00	-	-	0.25	-	-	9.40
2019	383,383	-	-	1.09	417,527	2.55	-	-	0.25	-	-	9.00
F-94

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Goldman Sachs International Equity Insights Division
2023	167,207	$1.33	to	$1.97	$262,452	2.98%	0.25%	to	0.40%	18.23%	to	18.71%
2022	136,545	1.12	to	1.67	187,872	3.66	0.25	to	0.40	(13.90)	to	(13.55)
2021	90,678	1.30	to	1.93	159,157	2.96	0.25	to	0.40	11.67	to	12.17
2020	76,640	1.16	to	1.73	126,576	1.36	0.25	to	0.60	6.17	to	6.81
2019	94,242	1.09	to	1.63	153,804	2.43	0.25	to	0.60	17.74	to	18.45
Goldman Sachs Large Cap Value Division
2023	774	3.50	to	3.87	2,901	1.78	0.30	to	0.40	12.56	to	12.67
2022	798	3.11	to	3.44	2,653	1.37	0.30	to	0.40	(6.74)	to	(6.65)
2021	2,031	3.34	to	3.68	7,377	1.14	0.30	to	0.40	23.58	to	23.76
2020	2,273	2.70	to	2.97	6,680	1.38	0.30	to	0.60	3.36	to	3.67
2019	2,564	2.61	to	2.87	7,278	0.93	0.30	to	0.60	25.17	to	25.55
Goldman Sachs Mid Cap Value Division
2023	258,933	1.79	to	9.09	2,085,010	1.04	0.25	to	0.40	10.98	to	11.42
2022	257,418	1.60	to	8.19	1,890,198	0.70	0.25	to	0.40	(10.35)	to	(9.99)
2021	242,304	1.78	to	9.13	2,101,791	0.46	0.25	to	0.40	30.36	to	30.95
2020	260,663	1.36	to	7.01	1,751,755	0.60	0.25	to	0.60	7.75	to	8.40
2019	372,255	1.25	to	6.50	2,461,947	0.84	0.25	to	0.60	31.13	to	31.53
Goldman Sachs Small Cap Equity Insights Division
2023	34,164	-	-	1.62	55,319	1.14	-	-	0.25	-	-	19.27
2022	28,756	-	-	1.36	39,037	0.27	-	-	0.25	-	-	(19.38)
2021	33,413	-	-	1.68	56,264	0.64	-	-	0.25	-	-	23.79
2020	14,983	-	-	1.36	20,381	0.30	-	-	0.25	-	-	8.58
2019	6,379	-	-	1.25	7,991	0.77	-	-	0.25	-	-	24.84
Goldman Sachs Strategic Growth Division
2023	1,917,718	5.51	to	5.86	11,902,030	-	0.25	to	1.00	40.53	to	41.59
2022	2,057,122	3.89	to	4.17	8,956,660	-	0.25	to	1.00	(33.19)	to	(32.68)
2021	2,152,874	5.78	to	6.24	13,705,655	-	0.25	to	1.00	20.71	to	21.62
2020	2,272,721	4.75	to	5.17	11,749,749	0.09	0.25	to	1.00	39.11	to	40.15
2019	2,573,061	2.89	to	3.71	8,967,076	0.29	0.25	to	1.00	34.18	to	35.19
Goldman Sachs U.S. Equity Insights Division
2023	39,290	4.40	to	5.33	172,804	0.70	0.30	to	0.40	23.31	to	23.44
2022	40,585	3.57	to	4.32	144,753	0.82	0.30	to	0.40	(20.06)	to	(19.98)
2021	42,914	4.46	to	5.40	192,467	0.83	0.30	to	0.40	28.83	to	29.02
2020	43,658	3.46	to	4.18	152,124	0.88	0.30	to	0.60	16.84	to	17.19
2019	45,227	2.96	to	3.57	134,986	1.29	0.30	to	0.60	24.46	to	24.84
Invesco Oppenheimer V.I. International Growth Division
2023	7,827,963	3.27	to	3.28	27,225,387	0.60	0.15	to	1.00	19.86	to	21.06
2022	8,668,000	2.70	to	2.74	24,954,829	-	0.15	to	1.00	(27.85)	to	(27.13)
2021	8,482,553	3.71	to	3.80	33,213,861	-	0.15	to	1.00	9.12	to	10.22
2020	8,858,724	3.38	to	3.48	30,988,304	0.99	0.15	to	1.00	20.29	to	21.32
2019	9,242,895	2.78	to	2.89	25,318,416	1.03	0.15	to	1.00	27.32	to	28.41
Invesco V.I. American Franchise Division⁷
2023	198,188	-	-	2.21	438,128	-	-	-	0.25	-	-	40.93
2022	125,391	-	-	1.57	196,698	-	-	-	0.25	-	-	(31.11)
2021	107,285	-	-	2.28	244,305	-	-	-	0.25	-	-	11.93
Invesco V.I. Capital Appreciation Division
2023	15,425,839	4.50	to	6.09	90,430,969	-	0.15	to	1.00	34.03	to	35.17
2022	16,498,752	3.36	to	4.50	71,298,785	-	0.15	to	1.00	(31.47)	to	(30.89)
2021	17,159,403	4.90	to	6.51	106,714,489	-	0.15	to	1.00	21.35	to	22.38
2020	18,217,853	4.04	to	5.32	91,482,106	-	0.15	to	1.00	35.23	to	36.38
2019	20,221,940	2.99	to	3.90	74,819,293	0.06	0.15	to	1.00	34.84	to	35.99
F-95

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Comstock Division
2023	55,585	$-	-	$1.89	$105,109	2.10%	-%	-	0.25%	-%	-	12.36%
2022	47,314	-	-	1.68	79,627	1.83	-	-	0.25	-	-	1.12
2021	39,987	-	-	1.66	66,549	2.06	-	-	0.25	-	-	33.36
2020	31,477	-	-	1.25	39,281	3.32	-	-	0.25	-	-	(0.85)
2019	12,235	-	-	1.26	15,400	1.98	-	-	0.25	-	-	25.30
Invesco V.I. Conservative Balanced Division
2023	548,818	2.58	to	4.21	1,417,839	1.79	0.30	to	0.75	11.76	to	12.26
2022	627,229	2.31	to	3.75	1,449,861	1.34	0.30	to	0.75	(17.47)	to	(17.10)
2021	657,847	2.80	to	4.52	1,841,957	1.52	0.30	to	0.75	9.81	to	10.30
2020	833,476	2.55	to	4.10	2,125,431	2.13	0.30	to	0.75	14.00	to	14.51
2019	803,323	2.24	to	3.58	1,796,954	2.27	0.30	to	0.75	16.64	to	17.16
Invesco V.I. Core Plus Bond Division⁵
2023	10,254,266	1.11	to	1.48	14,419,665	2.69	0.25	to	1.00	5.09	to	5.88
2022	10,649,324	1.05	to	1.40	14,033,777	1.92	0.25	to	1.00	(14.88)	to	(14.24)
2021	10,437,422	1.24	to	1.63	16,061,867	2.16	0.25	to	1.00	(2.63)	to	(1.89)
2020	10,262,042	1.27	to	1.66	16,092,701	3.27	0.25	to	1.00	8.62	to	9.44
2019	9,499,209	1.17	to	1.70	13,725,099	3.30	0.25	to	1.00	8.44	to	9.25
Invesco V.I. Discovery Mid Cap Growth Division
2023	13,017,146	4.21	to	5.96	64,940,058	-	0.15	to	1.00	12.03	to	12.98
2022	13,384,160	3.76	to	5.28	59,481,574	-	0.15	to	1.00	(31.67)	to	(31.08)
2021	13,755,137	5.50	to	7.66	90,502,517	-	0.15	to	1.00	17.91	to	18.92
2020	14,069,144	4.66	to	6.44	78,851,437	0.04	0.15	to	1.00	39.29	to	40.48
2019	15,356,351	3.35	to	4.58	60,331,547	-	0.15	to	1.00	37.98	to	39.15
Invesco V.I. Diversified Dividend Division
2023	1,090,322	1.64	to	3.53	2,410,815	1.94	0.15	to	1.00	7.96	to	8.88
2022	1,139,884	1.52	to	3.24	2,301,016	1.88	0.15	to	1.00	(2.66)	to	(1.83)
2021	1,330,527	1.57	to	3.30	2,670,108	2.07	0.15	to	1.00	17.71	to	18.72
2020	1,370,729	1.33	to	2.78	2,338,155	3.17	0.15	to	1.00	(0.86)	to	(0.01)
2019	1,366,611	1.34	to	2.78	2,338,701	2.95	0.15	to	1.00	23.85	to	24.90
Invesco V.I. EQV International Equity Division⁴,⁷
2023	16,647	-	-	1.38	23,046	0.20	-	-	0.25	-	-	18.15
2022	14,847	-	-	1.17	17,396	2.01	-	-	0.25	-	-	(18.31)
2021	4,216	-	-	1.43	6,047	1.34	-	-	0.25	-	-	5.89
2020	1,976	-	-	1.35	2,676	2.64	-	-	0.25	-	-	14.00
Invesco V.I. Global Division
2023	16,632,778	4.68	to	4.99	102,161,631	0.21	0.15	to	1.00	33.40	to	34.53
2022	18,375,053	3.51	to	3.71	89,585,887	-	0.15	to	1.00	(32.44)	to	(31.87)
2021	18,919,597	5.19	to	5.45	136,604,985	-	0.15	to	1.00	14.34	to	15.32
2020	19,763,167	4.54	to	4.73	123,742,247	0.70	0.15	to	1.00	26.37	to	27.45
2019	21,014,111	3.59	to	3.71	102,363,468	0.90	0.15	to	1.00	30.48	to	31.59
Invesco V.I. Global Real Estate Division⁷
2023	54,624	-	-	1.10	59,903	1.60	-	-	0.25	-	-	9.05
2022	30,436	-	-	1.01	30,608	2.02	-	-	0.25	-	-	(24.93)
2021	32,576	-	-	1.34	43,642	3.31	-	-	0.25	-	-	25.71
2020	9,207	-	-	1.07	9,812	6.60	-	-	0.25	-	-	(12.32)
F-96

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Global Strategic Income Division
2023	13,454,447	$1.73	to	$1.78	$32,214,532	-%	0.15%	to	1.00%	7.80%	to	8.72%
2022	9,820,731	1.60	to	1.64	19,099,387	-	0.15	to	1.00	(12.34)	to	(11.59)
2021	9,913,403	1.83	to	1.85	22,000,829	4.77	0.15	to	1.00	(4.37)	to	(3.56)
2020	9,704,485	1.91	to	1.92	22,762,739	6.04	0.15	to	1.00	2.37	to	3.25
2019	9,586,299	1.86	to	1.87	22,295,339	3.77	0.15	to	1.00	9.70	to	10.64
Invesco V.I. Health Care Division
2023	931,122	4.06	to	4.31	4,264,786	-	0.15	to	1.00	2.00	to	2.87
2022	956,327	3.98	to	4.19	4,263,314	-	0.15	to	1.00	(14.18)	to	(13.45)
2021	979,583	4.64	to	4.84	5,068,427	0.21	0.15	to	1.00	11.18	to	12.13
2020	979,943	4.17	to	4.32	4,530,666	0.32	0.15	to	1.00	13.32	to	14.29
2019	968,353	3.68	to	3.78	3,946,910	0.04	0.15	to	1.00	31.19	to	32.30
Invesco V.I. Main Street Division
2023	7,176,261	4.42	to	5.55	33,454,278	0.85	0.15	to	1.00	22.00	to	23.03
2022	7,572,527	3.62	to	4.51	28,903,847	1.48	0.15	to	1.00	(20.93)	to	(20.25)
2021	7,949,023	4.58	to	5.66	38,110,497	0.71	0.15	to	1.00	26.30	to	27.38
2020	8,351,957	3.63	to	4.44	31,295,753	1.49	0.15	to	1.00	12.81	to	13.77
2019	9,218,501	3.21	to	3.91	30,111,174	1.07	0.15	to	1.00	30.77	to	31.88
Invesco V.I. Main Street Small Cap Division
2023	431,845	7.96	to	8.80	3,497,729	1.20	0.30	to	0.75	17.25	to	17.78
2022	436,716	6.79	to	7.47	3,008,071	0.01	0.30	to	0.75	(16.46)	to	(16.09)
2021	435,729	8.13	to	8.90	3,584,201	0.35	0.30	to	0.75	21.64	to	22.19
2020	500,028	6.69	to	7.29	3,370,033	0.66	0.30	to	0.75	19.03	to	19.57
2019	512,076	5.62	to	6.09	2,894,554	0.18	0.30	to	0.75	25.53	to	26.09
Invesco V.I. Small Cap Equity Division⁷
2023	471	-	-	1.66	781	-	-	-	0.25	-	-	16.57
2022	406	-	-	1.42	577	-	-	-	0.25	-	-	(20.51)
2021	15	-	-	1.79	26	-	-	-	0.25	-	-	20.40
2020	37	-	-	1.49	55	-	-	-	0.25	-	-	27.24
Invesco V.I. Technology Division
2023	1,298,780	4.63	to	7.08	7,081,524	-	0.15	to	1.00	45.49	to	46.72
2022	1,491,735	3.18	to	4.83	5,277,317	-	0.15	to	1.00	(40.55)	to	(40.04)
2021	1,520,936	5.35	to	8.05	8,541,371	-	0.15	to	1.00	13.27	to	14.24
2020	1,604,054	4.72	to	7.05	7,438,818	-	0.15	to	1.00	44.66	to	45.90
2019	1,776,311	3.27	to	4.83	5,161,971	-	0.15	to	1.00	34.53	to	35.68
Invesco V.I. U.S. Government Money Division
2023	2,615,717	1.34	to	1.68	3,487,142	4.39	0.30	to	0.75	3.74	to	4.21
2022	3,528,620	1.29	to	1.61	4,538,496	1.33	0.30	to	0.75	0.53	to	0.98
2021	3,019,741	1.29	to	1.60	3,862,261	0.01	0.30	to	0.75	(0.74)	to	(0.29)
2020	2,865,754	1.30	to	1.60	3,689,343	0.21	0.30	to	0.75	(0.52)	to	(0.08)
2019	2,839,331	1.30	to	1.61	3,673,096	1.70	0.30	to	0.75	0.95	to	1.40
Janus Henderson Balanced Division (Institutional Class)
2023	308	-	-	4.15	1,279	2.11	-	-	0.40	-	-	14.95
2022	334	-	-	3.61	1,203	1.23	-	-	0.40	-	-	(16.73)
2021	357	-	-	4.33	1,544	0.88	-	-	0.40	-	-	16.67
2020	56,841	-	-	3.71	210,982	1.80	-	-	0.60	-	-	13.63
2019	59,786	-	-	3.27	195,299	1.94	-	-	0.60	-	-	21.86
Janus Henderson Balanced Division (Service Class)
2023	1,372,650	3.98	to	4.91	6,314,597	1.77	0.25	to	1.00	13.99	to	14.85
2022	1,488,090	3.49	to	4.28	5,951,978	0.97	0.25	to	1.00	(17.45)	to	(16.83)
2021	1,573,599	4.23	to	5.14	7,543,818	0.67	0.25	to	1.00	15.75	to	16.62
2020	1,645,617	3.65	to	4.41	6,755,986	1.49	0.25	to	1.00	12.89	to	13.74
2019	1,652,455	3.24	to	3.88	5,954,940	1.68	0.25	to	1.00	21.06	to	21.97
F-97

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Janus Henderson Forty Division (Institutional Class)
2023	3,388,528	$5.72	to	$6.93	$27,634,951	0.19%	0.25%	to	0.75%	38.92%	to	39.61%
2022	3,734,647	4.10	to	4.99	21,557,769	0.19	0.25	to	0.75	(34.05)	to	(33.72)
2021	4,195,530	6.19	to	7.56	35,645,607	-	0.25	to	0.75	21.98	to	22.59
2020	4,499,035	5.05	to	6.20	31,036,579	0.27	0.25	to	0.75	38.36	to	39.05
2019	4,871,577	3.63	to	4.48	23,845,964	0.15	0.25	to	0.75	36.14	to	36.82
Janus Henderson Forty Division (Service Class)
2023	42,668	8.01	to	9.70	361,673	0.12	0.50	to	1.00	38.27	to	38.96
2022	46,113	5.79	to	6.98	282,100	0.05	0.50	to	1.00	(34.39)	to	(34.06)
2021	46,358	8.83	to	10.58	429,145	-	0.50	to	1.00	21.38	to	21.99
2020	48,440	7.27	to	8.68	365,341	0.16	0.50	to	1.00	37.65	to	38.34
2019	48,670	5.28	to	6.27	264,895	-	0.50	to	1.00	35.49	to	36.17
Janus Henderson Global Research Division (Institutional Class)
2023	9,943,265	2.18	to	2.63	24,400,660	1.08	0.25	to	0.75	25.83	to	26.46
2022	4,239,710	1.73	to	2.09	9,825,857	1.05	0.25	to	0.75	(20.01)	to	(19.61)
2021	4,552,323	2.15	to	2.62	12,874,552	0.52	0.25	to	0.75	17.21	to	17.80
2020	4,834,686	1.82	to	2.23	11,541,450	0.73	0.25	to	0.75	19.16	to	19.76
2019	5,116,176	1.52	to	1.87	10,129,324	1.00	0.25	to	0.75	28.08	to	28.72
Janus Henderson Global Research Division (Service Class)
2023	95,568	3.31	to	4.30	348,934	0.77	0.50	to	1.00	25.22	to	25.84
2022	101,212	2.64	to	3.42	293,374	0.89	0.50	to	1.00	(20.41)	to	(20.01)
2021	106,715	3.32	to	4.27	387,051	0.35	0.50	to	1.00	16.62	to	17.21
2020	103,333	2.85	to	3.64	324,899	0.56	0.50	to	1.00	18.57	to	19.17
2019	101,847	2.40	to	3.06	268,482	0.87	0.50	to	1.00	27.43	to	28.07
Janus Henderson Global Technology and Innovation Division¹¹
2023	5,360	-	-	1.28	6,848	-	-	-	0.80	-	-	-
Lord Abbett Developing Growth Division
2023	100,311	-	-	1.87	187,722	-	-	-	0.25	-	-	8.17
2022	85,384	-	-	1.73	147,718	-	-	-	0.25	-	-	(35.98)
2021	91,390	-	-	2.70	246,975	-	-	-	0.25	-	-	(2.75)
2020	49,827	-	-	2.78	138,457	-	-	-	0.25	-	-	72.60
2019	1,436	-	-	1.61	2,312	-	-	-	0.25	-	-	31.77
LVIP JPMorgan U.S. Equity Division⁷,⁹
2023	645,592	-	-	2.30	1,487,382	1.57	-	-	0.25	-	-	27.16
2022	277,127	-	-	1.81	502,095	0.53	-	-	0.25	-	-	(18.69)
2021	284,033	-	-	2.23	632,933	0.83	-	-	0.25	-	-	29.34
2020	22,125	-	-	1.72	38,118	-	-	-	0.25	-	-	25.26
MFS® Blended Research® Core Equity Division
2023	187,947	-	-	2.14	402,105	1.40	-	-	0.25	-	-	28.53
2022	225,250	-	-	1.66	374,956	1.02	-	-	0.25	-	-	(16.00)
2021	152,245	-	-	1.98	301,718	1.14	-	-	0.25	-	-	29.53
2020	75,921	-	-	1.53	116,161	1.61	-	-	0.25	-	-	15.34
2019	13,000	-	-	1.33	17,246	1.61	-	-	0.25	-	-	29.17
MFS® Global Real Estate Division⁷
2023	225,052	-	-	1.40	316,017	0.86	-	-	0.25	-	-	11.46
2022	73,318	-	-	1.26	92,371	1.63	-	-	0.25	-	-	(26.94)
2021	74,086	-	-	1.72	127,750	1.49	-	-	0.25	-	-	30.13
MFS® Government Securities Division⁷
2023	535	-	-	1.03	548	1.58	-	-	0.25	-	-	4.15
2022	342	-	-	0.98	336	2.54	-	-	0.25	-	-	(12.26)
2021	123	-	-	1.12	138	2.59	-	-	0.25	-	-	(1.89)
F-98

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MFS® Growth Division
2023	560,304	$2.41	to	$5.54	$2,558,706	-%	0.25%	to	0.75%	34.85%	to	35.86%
2022	670,674	1.77	to	4.11	2,227,332	-	0.25	to	0.75	(32.15)	to	(31.63)
2021	809,969	2.59	to	6.05	3,759,997	-	0.25	to	0.75	22.61	to	23.53
2020	726,226	2.10	to	4.94	3,105,539	-	0.25	to	0.75	30.87	to	31.86
2019	758,864	1.59	to	3.77	3,064,314	-	0.25	to	0.75	37.12	to	38.15
MFS® International Intrinsic Value Division
2023	902,358	-	-	1.49	1,348,571	0.72	-	-	0.25	-	-	17.66
2022	367,393	-	-	1.27	466,674	0.80	-	-	0.25	-	-	(23.56)
2021	347,117	-	-	1.66	576,798	0.40	-	-	0.25	-	-	10.55
2020	63,241	-	-	1.50	95,053	1.10	-	-	0.25	-	-	20.52
2019	17,457	-	-	1.25	21,771	1.33	-	-	0.25	-	-	25.94
MFS® Investors Trust Division
2023	137,883	4.99	to	6.45	803,220	0.73	0.25	to	1.00	17.80	to	18.68
2022	181,516	4.24	to	5.44	892,658	0.67	0.25	to	1.00	(17.32)	to	(16.70)
2021	181,956	5.13	to	6.53	1,076,162	0.64	0.25	to	1.00	25.55	to	26.50
2020	164,039	4.08	to	5.16	770,630	0.65	0.25	to	1.00	12.74	to	13.58
2019	224,146	3.62	to	4.54	926,606	0.68	0.25	to	0.75	30.27	to	31.25
MFS® Mid Cap Value Division⁷
2023	139,347	-	-	1.75	243,211	1.90	-	-	0.25	-	-	12.73
2022	90,800	-	-	1.55	140,588	1.14	-	-	0.25	-	-	(8.79)
2021	44,329	-	-	1.70	75,246	0.54	-	-	0.25	-	-	30.99
2020	23,260	-	-	1.30	30,142	1.28	-	-	0.25	-	-	3.87
MFS® New Discovery Division
2023	1,075,318	4.61	to	6.93	6,284,209	-	0.25	to	1.00	13.28	to	14.13
2022	1,104,263	4.07	to	6.07	5,714,385	-	0.25	to	1.00	(30.46)	to	(29.93)
2021	1,172,331	5.85	to	8.67	8,811,528	-	0.25	to	1.00	0.79	to	1.55
2020	1,212,613	5.80	to	8.54	9,107,858	-	0.25	to	1.00	44.44	to	45.52
2019	1,257,914	4.02	to	5.87	6,625,713	-	0.25	to	1.00	40.29	to	41.35
MFS® Research Division
2023	190,077	4.52	to	5.65	910,716	0.53	0.30	to	0.75	21.51	to	22.05
2022	208,253	3.72	to	4.63	816,093	0.50	0.30	to	0.75	(17.83)	to	(17.46)
2021	236,993	4.53	to	5.61	1,127,472	0.55	0.30	to	0.75	23.87	to	24.43
2020	360,042	3.66	to	4.51	1,454,714	0.70	0.30	to	0.75	15.72	to	16.24
2019	320,275	3.16	to	3.88	1,083,046	0.79	0.30	to	0.75	31.95	to	32.55
MFS® Utilities Division
2023	21,979	-	-	1.57	34,444	3.71	-	-	0.25	-	-	(2.11)
2022	18,685	-	-	1.60	29,913	2.55	-	-	0.25	-	-	0.76
2021	13,528	-	-	1.59	21,495	1.89	-	-	0.25	-	-	14.09
2020	7,984	-	-	1.39	11,119	2.81	-	-	0.25	-	-	5.90
2019	3,687	-	-	1.32	4,848	-	-	-	0.25	-	-	25.07
MFS® Value Division
2023	3,118,821	-	-	1.67	5,209,972	1.72	-	-	0.25	-	-	7.93
2022	2,685,484	-	-	1.55	4,156,410	1.41	-	-	0.25	-	-	(5.91)
2021	2,366,296	-	-	1.64	3,892,335	2.58	-	-	0.25	-	-	25.45
2020	117,320	-	-	1.31	153,828	1.82	-	-	0.25	-	-	3.47
2019	28,747	-	-	1.27	36,426	-	-	-	0.25	-	-	29.80
F-99

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Aggressive Allocation Division
2023	2,124,003	$1.19	to	$4.29	$6,206,660	2.93%	0.15%	to	0.80%	17.38%	to	18.14%
2022	1,786,393	1.01	to	3.63	4,854,623	2.11	0.15	to	0.80	(16.57)	to	(16.03)
2021	1,492,725	1.21	to	4.32	5,181,466	1.26	0.15	to	0.80	15.72	to	16.47
2020	1,265,727	1.05	to	3.71	4,056,899	1.62	0.15	to	0.80	(45.58)	to	13.18
2019	1,220,243	1.93	to	3.28	3,446,034	2.03	0.15	to	0.75	23.01	to	23.75
MML American Funds Core Allocation Division
2023	1,296,151	1.12	to	1.50	1,642,666	4.11	0.25	to	0.80	13.46	to	14.37
2022	597,979	0.99	to	1.31	677,026	1.85	0.25	to	0.80	(14.39)	to	(13.70)
2021	282,702	1.16	to	1.52	411,238	1.34	0.25	to	0.80	11.95	to	12.85
2020	259,913	1.03	to	1.35	353,215	1.86	0.25	to	0.80	11.39	to	11.39
2019	17,018	1.21	to	1.39	23,627	2.53	0.25	to	0.75	18.12	to	18.12
MML American Funds Growth Division
2023	3,681,159	1.24	to	2.55	5,056,453	1.53	0.25	to	0.80	36.86	to	37.96
2022	2,613,797	0.91	to	1.85	2,571,580	0.49	0.25	to	0.80	(30.85)	to	(30.29)
2021	1,198,749	1.32	to	2.66	1,838,786	-	0.25	to	0.80	20.58	to	21.54
2020	58,532	1.09	to	2.19	146,356	0.73	0.25	to	0.80	(24.43)	to	51.41
2019	44,023	1.44	to	1.78	75,873	0.29	0.25	to	0.75	30.22	to	30.22
MML American Funds International Division
2023	-	-	-	-	-	-	0.25	to	0.80	-	-	-
2022[6]	-	-	-	-	-	20.85	0.25	to	0.80	(100.00)	to	(100.00)
2021	118,537	1.05	to	1.32	145,430	0.17	0.25	to	0.80	(2.74)	to	(1.96)
2020	20,660	1.08	to	1.34	32,556	1.02	0.25	to	0.80	(9.02)	to	13.44
2019	19,796	1.18	to	1.39	27,498	2.80	0.25	to	0.75	22.31	to	22.31
MML Balanced Allocation Division
2023	1,966,775	1.06	to	2.88	3,406,810	3.43	0.15	to	0.80	11.57	to	12.30
2022	1,258,283	0.95	to	2.56	2,173,656	3.80	0.15	to	0.80	(15.41)	to	(14.86)
2021	1,085,648	1.12	to	3.01	2,314,101	1.42	0.15	to	0.80	9.10	to	9.82
2020	1,031,245	1.03	to	2.74	2,195,795	2.69	0.15	to	0.80	(35.75)	to	10.77
2019	961,864	1.60	to	2.48	1,843,654	2.51	0.15	to	0.75	15.88	to	16.57
MML Blend Division
2023	6,897,148	3.55	to	4.04	31,734,010	1.70	0.25	to	1.00	16.45	to	17.32
2022	7,158,565	3.05	to	3.44	28,826,242	1.37	0.25	to	1.00	(17.42)	to	(16.80)
2021	7,024,572	3.69	to	4.13	35,476,330	2.12	0.25	to	1.00	13.88	to	14.74
2020	7,377,933	3.24	to	3.60	33,347,845	-	0.25	to	1.00	11.74	to	12.58
2019	7,528,109	2.90	to	3.20	31,243,992	2.44	0.25	to	1.00	20.17	to	21.08
MML Blue Chip Growth Division
2023	5,282,513	4.93	to	7.94	18,760,783	-	0.15	to	1.00	48.05	to	49.31
2022	4,734,451	3.33	to	5.32	12,264,297	-	0.15	to	1.00	(40.10)	to	(39.59)
2021	4,454,514	5.56	to	8.80	19,957,536	-	0.15	to	1.00	15.18	to	16.16
2020	4,378,157	4.83	to	7.58	17,390,444	-	0.15	to	1.00	33.07	to	34.20
2019	4,013,299	3.63	to	5.65	12,396,513	-	0.15	to	1.00	28.55	to	29.65
MML Conservative Allocation Division
2023	1,068,204	1.04	to	2.62	1,841,074	3.44	0.15	to	0.80	10.77	to	11.49
2022	897,259	0.94	to	2.35	1,469,272	3.89	0.15	to	0.80	(15.42)	to	(14.86)
2021	885,031	1.11	to	2.76	1,736,409	1.28	0.15	to	0.80	7.74	to	8.44
2020	1,027,526	1.03	to	2.54	1,920,967	2.76	0.15	to	0.80	(32.76)	to	9.77
2019	1,077,490	1.53	to	2.31	1,838,023	2.52	0.15	to	0.75	14.34	to	15.02
F-100

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Dynamic Bond Division
2023	179,247	$0.91	to	$1.06	$185,010	4.87%	0.25%	to	0.80%	7.13%	to	7.99%
2022	112,262	0.85	to	0.98	111,732	4.05	0.25	to	0.80	(14.66)	to	(13.97)
2021	73,050	1.00	to	1.14	86,483	4.35	0.25	to	0.80	(0.81)	to	(0.01)
2020	30,457	1.01	to	1.14	35,776	0.31	0.25	to	0.80	(8.44)	to	3.91
2019	8,669	1.10	to	1.19	10,289	3.70	0.25	to	0.75	8.73	to	8.73
MML Equity Division
2023	17,945,278	3.71	to	4.52	100,476,822	2.13	0.15	to	1.00	8.24	to	9.16
2022	18,932,957	3.43	to	4.14	97,574,237	1.62	0.15	to	1.00	(5.59)	to	(4.79)
2021	19,538,179	3.63	to	4.35	106,958,081	1.67	0.15	to	1.00	28.96	to	30.06
2020	20,335,113	2.82	to	3.34	85,886,429	2.32	0.15	to	1.00	2.00	to	2.87
2019	21,224,056	2.76	to	3.25	87,307,189	2.03	0.15	to	1.00	24.67	to	25.73
MML Equity Income Division
2023	1,539,176	1.35	to	4.26	3,455,063	2.36	0.15	to	1.00	8.67	to	9.38
2022	1,259,165	1.25	to	3.89	2,772,662	1.73	0.15	to	0.80	(4.33)	to	(3.71)
2021	859,260	1.30	to	4.04	2,229,954	2.33	0.15	to	0.80	24.58	to	25.39
2020	687,283	1.04	to	3.22	1,546,292	2.44	0.15	to	0.80	(32.27)	to	1.19
2019	454,444	1.54	to	3.19	1,134,639	2.35	0.15	to	0.75	26.26	to	26.45
MML Equity Index Division (Service Class I)
2023	2,738,435	-	-	2.13	5,837,511	1.00	-	-	0.25	-	-	25.44
2022	2,954,979	-	-	1.70	5,021,461	0.78	-	-	0.25	-	-	(18.69)
2021	3,017,033	-	-	2.09	6,305,114	0.59	-	-	0.25	-	-	28.01
2020	2,542,413	-	-	1.63	4,150,568	1.74	-	-	0.25	-	-	18.06
2019	2,088,086	-	-	1.38	2,887,488	2.71	-	-	0.25	-	-	30.86
MML Equity Index Division (Class II)
2023	20,275,166	5.26	to	6.29	112,287,793	1.41	0.15	to	1.00	24.68	to	25.74
2022	21,364,317	4.22	to	5.00	94,205,845	1.22	0.15	to	1.00	(19.16)	to	(18.47)
2021	22,436,830	5.22	to	6.13	121,243,867	1.43	0.15	to	1.00	27.10	to	28.18
2020	22,938,054	4.11	to	4.78	95,853,069	1.89	0.15	to	1.00	17.04	to	18.04
2019	24,254,914	3.51	to	4.05	85,127,840	2.85	0.15	to	1.00	29.75	to	30.86
MML Equity Index Division (Class III)⁸
2023	4,252,177	-	-	1.36	5,781,443	1.67	-	-	0.80	-	-	-
2022	2,498,282	-	-	1.09	2,715,373	1.81	-	-	0.80	-	-	-
2021	635,956	-	-	1.34	852,050	1.99	-	-	0.80	-	-	-
2020	3,066	-	-	1.05	3,221	-	-	-	0.80	-	-	-
MML Equity Rotation Division¹¹
2023	48	-	-	1.08	52	-	-	-	0.80	-	-	-
MML Focused Equity Division
2023	247,711	1.29	to	2.08	456,949	0.94	0.25	to	0.80	9.01	to	9.88
2022	254,360	1.19	to	1.89	457,452	0.81	0.25	to	0.80	(5.45)	to	(4.69)
2021	223,708	1.26	to	1.99	447,362	1.10	0.25	to	0.80	21.28	to	22.25
2020	206,972	1.03	to	1.62	342,768	0.84	0.25	to	0.80	(28.16)	to	12.76
2019	167,057	1.44	to	1.81	246,359	0.28	0.25	to	0.75	30.15	to	30.15
F-101

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)
	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Foreign Division
2023	559,198	$1.17	to	$2.14	$852,178	1.45%	0.15%	to	0.80%	15.30%	to	16.05%
2022	483,229	1.02	to	1.85	640,251	4.11	0.15	to	0.80	(15.26)	to	(14.71)
2021	368,515	1.20	to	2.17	600,403	3.21	0.15	to	0.80	12.14	to	12.88
2020	184,216	1.07	to	1.92	319,256	3.17	0.15	to	0.80	(6.21)	to	5.77
2019	153,545	1.14	to	1.81	259,567	1.81	0.15	to	0.75	13.00	to	13.17
MML Fundamental Equity Division
2023	492,360	1.27	to	2.28	1,110,017	0.92	0.25	to	0.80	22.02	to	23.00
2022	508,371	1.04	to	1.86	944,692	0.58	0.25	to	0.80	(20.87)	to	(20.23)
2021	498,497	1.32	to	2.33	1,173,089	0.50	0.25	to	0.80	26.65	to	27.67
2020	498,713	1.04	to	1.82	921,656	0.04	0.25	to	0.80	(31.47)	to	20.02
2019	503,737	1.52	to	1.76	775,224	0.50	0.25	to	0.75	33.74	to	33.74
MML Fundamental Value Division
2023	111,479	1.43	to	1.73	176,107	1.36	0.25	to	0.80	12.79	to	13.69
2022	84,557	1.26	to	1.52	121,606	1.15	0.25	to	0.80	(5.62)	to	(4.86)
2021	59,150	1.34	to	1.60	103,272	1.74	0.25	to	0.80	28.98	to	30.02
2020	65,496	1.04	to	1.23	93,987	1.30	0.25	to	0.80	(13.26)	to	2.67
2019	103,360	1.20	to	1.40	144,459	1.97	0.25	to	0.75	22.79	to	22.79
MML Global Division (Service Class I)⁷
2023	182,688	-	-	1.60	291,727	0.68	-	-	0.25	-	-	14.08
2022	64,193	-	-	1.40	89,854	1.61	-	-	0.25	-	-	(18.00)
2021	75,112	-	-	1.71	128,214	0.40	-	-	0.25	-	-	17.27
2020	32,923	-	-	1.46	47,922	1.12	-	-	0.25	-	-	14.02
MML Global Division (Class II)
2023	277,802	1.14	to	4.40	762,803	0.86	0.15	to	0.80	13.46	to	14.20
2022	246,557	1.01	to	3.85	633,602	1.71	0.15	to	0.80	(18.37)	to	(17.84)
2021	194,922	1.23	to	4.69	680,782	0.97	0.15	to	0.80	16.49	to	17.25
2020	135,298	1.06	to	4.00	478,710	1.08	0.15	to	0.80	(31.20)	to	13.79
2019	124,229	1.54	to	3.51	385,155	0.59	0.15	to	0.75	30.39	to	30.58
MML Growth Allocation Division
2023	2,296,938	1.14	to	3.71	6,889,137	2.97	0.15	to	0.80	15.06	to	15.80
2022	2,152,103	0.99	to	3.21	5,719,560	2.75	0.15	to	0.80	(15.97)	to	(15.42)
2021	1,864,082	1.18	to	3.79	6,299,400	1.55	0.15	to	0.80	13.42	to	14.16
2020	1,531,939	1.04	to	3.32	4,691,615	2.09	0.15	to	0.80	(42.27)	to	12.59
2019	1,620,661	1.80	to	2.95	4,454,638	2.25	0.15	to	0.75	20.30	to	21.03
MML High Yield Division
2023	209,556	1.09	to	1.26	251,328	7.41	0.25	to	0.80	12.31	to	13.21
2022	155,944	0.97	to	1.11	176,287	8.34	0.25	to	0.80	(12.42)	to	(11.72)
2021	69,726	1.11	to	1.26	100,492	9.64	0.25	to	0.80	7.26	to	8.12
2020	81,248	1.03	to	1.17	113,187	0.02	0.25	to	0.80	(6.54)	to	5.56
2019	75,480	1.10	to	1.32	99,616	6.29	0.25	to	0.75	12.25	to	12.25
MML Income & Growth Division
2023	654,223	1.41	to	4.23	1,498,140	2.13	0.15	to	0.80	8.33	to	9.03
2022	696,943	1.30	to	3.88	1,455,483	1.44	0.15	to	0.80	(1.11)	to	(0.46)
2021	590,823	1.31	to	3.90	1,290,144	1.84	0.15	to	0.80	25.27	to	26.08
2020	359,473	1.05	to	3.09	717,380	2.14	0.15	to	0.80	(29.66)	to	2.87
2019	211,374	1.49	to	3.01	489,310	1.96	0.15	to	0.75	24.25	to	24.43
MML Inflation-Protected and Income Division
2023	3,038,072	1.56	to	1.75	5,362,732	4.62	0.15	to	1.00	4.38	to	5.27
2022	3,079,868	1.49	to	1.66	5,213,203	2.65	0.15	to	1.00	(14.21)	to	(13.48)
2021	3,083,496	1.74	to	1.92	6,069,640	1.08	0.15	to	1.00	5.34	to	6.24
2020	2,877,526	1.65	to	1.81	5,359,804	0.12	0.15	to	1.00	10.01	to	10.95
2019	2,962,522	1.50	to	1.63	4,975,538	2.41	0.15	to	1.00	7.23	to	8.15
F-102

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML International Equity Division
2023	110,693	$1.18	to	$1.27	$147,673	1.33%	0.25%	to	0.80%	17.56%	to	18.51%
2022	92,824	1.00	to	1.07	106,158	1.27	0.25	to	0.80	(15.77)	to	(15.10)
2021	53,729	1.19	to	1.26	77,607	0.80	0.25	to	0.80	10.88	to	11.77
2020	24,128	1.07	to	1.13	32,658	3.48	0.25	to	0.80	0.28	to	5.37
2019	20,299	1.07	to	1.29	26,084	1.73	0.25	to	0.75	24.63	to	24.63
MML iShares® 60/40 Allocation Division¹¹
2023	5,872	-	-	1.08	6,350	3.95	-	-	0.80	-	-	-
MML iShares® 80/20 Allocation Division¹¹
2023	20,507	-	-	1.10	22,637	2.67	-	-	0.80	-	-	-
MML Large Cap Growth Division
2023	414,702	1.32	to	2.51	727,768	-	0.25	to	0.80	50.51	to	51.71
2022	285,008	0.88	to	1.65	391,993	-	0.25	to	0.80	(28.13)	to	(27.55)
2021	156,091	1.22	to	2.28	361,278	0.07	0.25	to	0.80	17.47	to	18.41
2020	46,223	1.04	to	1.93	103,492	0.34	0.25	to	0.80	(28.82)	to	31.78
2019	43,127	1.46	to	1.70	73,302	0.61	0.25	to	0.75	31.99	to	31.99
MML Managed Bond Division
2023	10,003,280	1.64	to	1.66	21,581,042	4.29	0.15	to	1.00	5.64	to	6.54
2022	13,657,500	1.55	to	1.56	31,202,475	3.11	0.15	to	1.00	(15.85)	to	(15.14)
2021	13,994,912	1.84	to	1.85	38,237,306	3.17	0.15	to	1.00	(0.19)	to	0.66
2020	13,886,442	1.82	to	1.85	38,463,908	0.10	0.15	to	1.00	6.64	to	7.55
2019	14,136,877	1.70	to	1.73	36,821,375	3.70	0.15	to	1.00	8.72	to	9.65
MML Managed Volatility Division
2023	4,027,241	2.22	to	2.57	9,932,942	0.57	0.15	to	1.00	11.75	to	12.70
2022	4,500,097	1.99	to	2.28	9,820,548	0.49	0.15	to	1.00	(12.92)	to	(12.18)
2021	4,587,458	2.28	to	2.60	11,337,704	0.99	0.15	to	1.00	10.43	to	11.37
2020	4,702,318	2.07	to	2.33	10,400,525	1.40	0.15	to	1.00	5.62	to	6.52
2019	4,758,639	1.96	to	2.19	9,752,657	1.61	0.15	to	1.00	10.78	to	11.73
MML Mid Cap Growth Division
2023	974,670	1.07	to	7.16	3,525,830	-	0.15	to	0.80	21.67	to	22.46
2022	857,548	0.88	to	5.85	2,784,965	-	0.15	to	0.80	(25.71)	to	(25.23)
2021	802,155	1.19	to	7.82	3,539,804	-	0.15	to	0.80	12.31	to	13.04
2020	676,628	1.06	to	6.92	2,851,566	0.08	0.15	to	0.80	(37.42)	to	25.38
2019	520,871	1.69	to	5.52	1,851,438	0.02	0.15	to	0.75	31.10	to	31.30
MML Mid Cap Value Division
2023	757,179	1.29	to	5.27	2,150,633	2.69	0.15	to	0.80	5.13	to	5.81
2022	642,693	1.23	to	4.98	1,904,806	2.09	0.15	to	0.80	(2.12)	to	(1.48)
2021	420,278	1.25	to	5.05	1,587,137	1.45	0.15	to	0.80	22.33	to	23.13
2020	362,212	1.02	to	4.10	1,187,960	1.86	0.15	to	0.80	(31.67)	to	1.56
2019	292,549	1.50	to	4.04	970,295	1.72	0.15	to	0.75	28.94	to	29.13
MML Moderate Allocation Division
2023	976,188	1.10	to	3.18	2,336,284	3.33	0.15	to	0.80	12.99	to	13.73
2022	908,586	0.97	to	2.79	1,951,104	3.42	0.15	to	0.80	(15.65)	to	(15.10)
2021	771,376	1.15	to	3.29	2,037,126	1.39	0.15	to	0.80	11.10	to	11.83
2020	769,964	1.03	to	2.94	1,810,582	2.60	0.15	to	0.80	(38.48)	to	10.38
2019	658,245	1.68	to	2.66	1,440,195	2.57	0.15	to	0.75	17.70	to	18.41
F-103

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Short-Duration Bond Division
2023	336,090	$0.99	to	$1.09	$362,781	2.92%	0.25%	to	0.80%	6.09%	to	6.94%
2022	502,027	0.93	to	1.02	506,638	3.73	0.25	to	0.80	(8.52)	to	(7.79)
2021	299,747	1.02	to	1.11	331,949	5.24	0.25	to	0.80	1.20	to	2.01
2020	12,038	1.01	to	1.09	13,182	-	0.25	to	0.80	(5.94)	to	1.55
2019	15,622	1.07	to	1.11	16,793	3.18	0.25	to	0.75	4.45	to	4.45
MML Small Cap Equity Division
2023	5,752,578	4.29	to	5.94	29,297,337	1.29	0.15	to	1.00	16.64	to	17.63
2022	5,997,831	3.68	to	5.05	26,401,149	0.71	0.15	to	1.00	(16.72)	to	(16.01)
2021	6,213,310	4.42	to	6.01	32,844,844	0.44	0.15	to	1.00	21.53	to	22.57
2020	6,441,838	3.64	to	4.91	28,249,486	0.54	0.15	to	1.00	19.49	to	20.51
2019	6,482,956	3.04	to	4.07	23,767,587	0.47	0.15	to	1.00	25.21	to	26.28
MML Small Cap Growth Equity Division
2023	4,063,245	4.91	to	5.84	18,257,517	-	0.15	to	1.00	15.68	to	16.67
2022	4,185,934	4.24	to	5.01	16,471,584	-	0.15	to	1.00	(23.92)	to	(23.27)
2021	3,903,146	5.58	to	6.53	21,049,615	-	0.15	to	1.00	6.24	to	7.15
2020	4,021,518	5.25	to	6.09	20,925,468	-	0.15	to	1.00	34.27	to	35.42
2019	4,030,464	3.91	to	4.50	15,692,114	-	0.15	to	1.00	32.99	to	34.12
MML Small Company Value Division
2023	289,137	1.30	to	1.61	476,830	1.05	0.25	to	0.80	15.22	to	16.14
2022	245,703	1.13	to	1.38	366,609	0.20	0.25	to	0.80	(15.46)	to	(14.78)
2021	202,134	1.33	to	1.62	373,185	0.40	0.25	to	0.80	24.47	to	25.47
2020	96,982	1.07	to	1.29	130,835	0.30	0.25	to	0.80	(9.75)	to	9.16
2019	13,952	1.19	to	1.53	21,300	0.27	0.25	to	0.75	25.54	to	25.54
MML Small/Mid Cap Value Division
2023	426,872	1.37	to	5.35	1,328,414	1.13	0.15	to	0.80	16.19	to	16.95
2022	379,722	1.18	to	4.58	1,059,183	1.24	0.15	to	0.80	(16.36)	to	(15.82)
2021	274,154	1.41	to	5.44	1,092,493	1.08	0.15	to	0.80	34.86	to	35.74
2020	299,300	1.05	to	4.00	809,605	1.10	0.15	to	0.80	(23.94)	to	4.49
2019	233,198	1.38	to	3.83	651,868	0.64	0.15	to	0.75	20.10	to	20.28
MML Strategic Emerging Markets Division
2023	270,427	0.77	to	1.09	229,919	0.11	0.25	to	0.80	9.59	to	10.47
2022	240,158	0.70	to	0.99	187,636	3.75	0.25	to	0.80	(27.16)	to	(26.58)
2021	131,540	0.96	to	1.35	146,079	-	0.25	to	0.80	(8.79)	to	(8.06)
2020	101,850	1.05	to	1.46	118,330	0.43	0.25	to	0.80	8.57	to	17.55
2019	132,199	0.97	to	1.24	130,203	0.23	0.25	to	0.75	24.60	to	25.53
MML Sustainable Equity Division
2023	541,371	1.34	to	5.72	1,927,847	0.96	0.15	to	0.80	23.52	to	24.32
2022	535,130	1.09	to	4.60	1,617,946	0.95	0.15	to	0.80	(17.67)	to	(17.14)
2021	542,145	1.32	to	5.56	1,965,182	0.89	0.15	to	0.80	26.13	to	26.95
2020	321,231	1.05	to	4.38	1,294,731	0.93	0.15	to	0.80	(36.96)	to	14.34
2019	294,083	1.66	to	3.83	1,036,164	0.94	0.15	to	0.75	31.90	to	32.10
MML Total Return Bond Division
2023	494,452	0.87	to	1.06	487,254	2.72	0.25	to	0.80	4.61	to	5.45
2022	308,977	0.83	to	1.01	297,648	1.44	0.25	to	0.80	(15.38)	to	(14.70)
2021	105,722	0.98	to	1.18	124,434	2.19	0.25	to	0.80	(1.98)	to	(1.19)
2020	32,588	1.00	to	1.19	40,203	3.07	0.25	to	0.80	(8.60)	to	8.79
2019	20,536	1.10	to	1.15	23,663	2.43	0.25	to	0.75	8.91	to	8.91
MML U.S. Government Money Market Division
2023	19,075,762	1.04	to	1.08	22,589,638	4.53	0.15	to	1.00	3.60	to	4.48
2022	21,118,133	1.00	to	1.03	24,334,917	1.27	0.15	to	1.00	0.22	to	1.07
2021	14,367,031	1.00	to	1.02	16,396,206	-	0.15	to	1.00	(1.00)	to	(0.15)
2020	18,588,916	1.01	to	1.02	22,206,288	0.20	0.15	to	1.00	(0.77)	to	0.08
2019	13,153,952	1.02	to	1.02	15,295,854	1.69	0.15	to	1.00	0.70	to	1.56
F-104

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Oppenheimer Global Multi-Alternatives Division
2023	-	$-	-	$-	$-	-%	-%	-	-%	-%	-	-%
2022	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-	-
2019[12]	-	1.00	to	1.03	-	1.44	0.25	to	0.75	3.53	to	3.53
PIMCO CommodityRealReturn® Strategy Division
2023	440,774	1.08	to	1.17	496,303	15.53	0.15	to	0.70	(8.57)	to	(8.07)
2022	447,376	1.18	to	1.27	544,010	20.51	0.15	to	0.70	7.91	to	8.50
2021	436,186	1.09	to	1.17	492,181	4.19	0.15	to	0.70	32.18	to	32.91
2020	432,307	0.83	to	0.88	365,739	6.07	0.15	to	0.70	0.52	to	1.08
2019	370,676	0.82	to	0.87	309,923	4.36	0.15	to	0.70	10.57	to	11.19
PIMCO Global Bond Opportunities Division
2023	206,390	-	-	1.04	213,927	2.25	-	-	0.25	-	-	5.26
2022	197,782	-	-	0.98	194,756	1.49	-	-	0.25	-	-	(11.01)
2021	210,849	-	-	1.11	233,307	4.93	-	-	0.25	-	-	(4.16)
2020	197,425	-	-	1.15	227,936	2.45	-	-	0.25	-	-	10.12
2019	187,216	-	-	1.05	196,278	2.45	-	-	0.25	-	-	6.13
PIMCO High Yield Division
2023	134,084	-	-	1.26	168,702	5.66	-	-	0.25	-	-	12.25
2022	134,880	-	-	1.12	151,184	5.04	-	-	0.25	-	-	(10.30)
2021	142,359	-	-	1.25	177,886	4.40	-	-	0.25	-	-	3.64
2020	220,608	-	-	1.21	265,993	4.80	-	-	0.25	-	-	5.76
2019	154,943	-	-	1.14	176,652	1.12	-	-	0.25	-	-	14.75
PIMCO Income Division¹¹
2023	14,068	-	-	1.06	14,872	0.33	-	-	0.25	-	-	-
PIMCO Real Return Division⁷
2023	18,460	-	-	1.16	21,468	3.05	-	-	0.25	-	-	3.67
2022	16,844	-	-	1.12	18,894	7.06	-	-	0.25	-	-	(11.91)
2021	17,000	-	-	1.27	21,647	4.92	-	-	0.25	-	-	5.61
2020	17,085	-	-	1.21	20,601	0.94	-	-	0.25	-	-	11.72
PIMCO Total Return Division
2023	147,323	-	-	1.07	157,414	3.56	-	-	0.25	-	-	5.94
2022	161,489	-	-	1.01	162,878	2.60	-	-	0.25	-	-	(14.31)
2021	166,564	-	-	1.18	196,048	1.85	-	-	0.25	-	-	(1.27)
2020	150,514	-	-	1.19	179,430	2.08	-	-	0.25	-	-	8.66
2019	118,445	-	-	1.10	129,945	2.30	-	-	0.25	-	-	8.37
T. Rowe Price All-Cap Opportunities Division
2023	766,818	6.43	to	8.38	5,015,740	0.25	0.30	to	0.75	28.00	to	28.58
2022	764,364	5.02	to	6.52	3,904,349	-	0.30	to	0.75	(22.10)	to	(21.74)
2021	750,541	6.45	to	8.33	4,920,302	-	0.30	to	0.75	19.89	to	20.43
2020	810,125	5.38	to	6.91	4,529,302	-	0.30	to	0.75	43.30	to	43.94
2019	908,636	3.75	to	4.80	3,539,489	0.42	0.30	to	0.75	33.92	to	34.52
T. Rowe Price Blue Chip Growth Division
2023	3,094,494	6.37	to	8.41	22,991,984	-	0.25	to	1.00	47.81	to	48.92
2022	3,087,115	4.31	to	5.65	15,415,377	-	0.25	to	1.00	(39.11)	to	(38.66)
2021	3,170,366	7.08	to	9.21	25,875,360	-	0.25	to	1.00	16.45	to	17.33
2020	3,391,891	6.08	to	7.85	23,754,759	-	0.25	to	1.00	32.94	to	33.94
2019	3,509,332	4.57	to	5.86	18,577,729	-	0.25	to	1.00	28.60	to	29.56
F-105

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
T. Rowe Price Equity Income Division
2023	5,059,409	$3.83	to	$5.07	$22,722,896	2.10%	0.25%	to	1.00%	8.45%	to	9.27%
2022	5,285,312	3.53	to	4.64	21,757,838	1.87	0.25	to	1.00	(4.30)	to	(3.58)
2021	5,487,164	3.69	to	4.82	23,530,078	1.58	0.25	to	1.00	24.30	to	25.24
2020	5,467,518	2.97	to	3.85	18,840,838	2.35	0.25	to	1.00	0.18	to	0.93
2019	5,417,533	2.96	to	3.81	18,706,568	2.33	0.25	to	1.00	25.14	to	26.08
T. Rowe Price Limited-Term Bond Division
2023	64,225	1.11	to	1.74	71,538	3.29	0.25	to	0.40	4.53	to	4.94
2022	80,657	1.06	to	1.67	85,673	2.09	0.25	to	0.40	(4.90)	to	(4.52)
2021	43,051	1.11	to	1.75	48,102	1.35	0.25	to	0.40	(0.32)	to	0.13
2020	96,431	1.11	to	1.76	107,265	1.81	0.25	to	0.60	4.09	to	4.71
2019	781	1.06	to	1.69	1,319	2.42	0.25	to	0.60	3.73	to	4.36
T. Rowe Price Mid-Cap Growth Division
2023	7,274,609	6.79	to	11.29	62,691,476	-	0.25	to	1.00	18.77	to	19.66
2022	7,680,620	5.72	to	9.44	55,286,883	-	0.25	to	1.00	(23.35)	to	(22.77)
2021	8,065,644	7.46	to	12.22	75,155,920	-	0.25	to	1.00	13.71	to	14.56
2020	8,662,009	6.56	to	10.67	70,544,711	-	0.25	to	1.00	22.57	to	23.50
2019	9,498,129	5.35	to	8.64	62,866,836	0.14	0.25	to	1.00	29.98	to	30.96
Templeton Foreign VIP Division
2023	5,020,897	2.09	to	2.23	11,962,059	3.17	0.25	to	1.00	19.56	to	20.46
2022	5,220,787	1.75	to	1.86	10,195,403	3.00	0.25	to	1.00	(8.52)	to	(7.84)
2021	5,875,466	1.91	to	2.01	12,160,131	1.84	0.25	to	1.00	3.12	to	3.90
2020	5,834,770	1.85	to	1.94	11,342,176	3.39	0.25	to	1.00	(2.14)	to	(1.40)
2019	5,904,930	1.85	to	1.90	11,293,030	1.72	0.25	to	1.00	11.41	to	12.25
Templeton Global Bond VIP Division
2023	68,923	-	-	0.92	63,391	-	-	-	0.25	-	-	3.19
2022	66,481	-	-	0.89	59,252	-	-	-	0.25	-	-	(4.85)
2021	43,381	-	-	0.94	40,634	-	-	-	0.25	-	-	(4.62)
2020	43,761	-	-	0.98	42,977	8.55	-	-	0.25	-	-	(5.07)
2019	22,781	-	-	1.03	23,569	-	-	-	0.25	-	-	2.26
Vanguard VIF Global Bond Index Division⁸
2023	508,934	-	-	0.89	451,957	1.74	-	-	0.80	-	-	5.67
2022	391,189	-	-	0.84	328,749	2.35	-	-	0.80	-	-	(13.82)
2021	196,349	-	-	0.98	191,467	0.24	-	-	0.80	-	-	(2.62)
2020	2,914	-	-	1.00	2,918	-	-	-	0.80	-	-	-
Vanguard VIF Mid Cap Index Division⁸
2023	1,176,536	-	-	1.20	1,412,794	1.20	-	-	0.80	-	-	14.91
2022	705,838	-	-	1.04	737,593	0.81	-	-	0.80	-	-	(19.47)
2021	247,101	-	-	1.30	320,634	0.10	-	-	0.80	-	-	23.37
2020	5,400	-	-	1.05	5,680	-	-	-	0.80	-	-	-
Vanguard VIF Real Estate Index Division⁸
2023	440,975	-	-	1.15	505,477	2.22	-	-	0.80	-	-	10.81
2022	313,512	-	-	1.03	324,311	1.54	-	-	0.80	-	-	(26.88)
2021	156,470	-	-	1.41	221,372	0.17	-	-	0.80	-	-	39.09
2020	4,937	-	-	1.02	5,022	-	-	-	0.80	-	-	-
Voya International Index Division
2023	1,380,711	-	-	1.35	1,868,907	4.77	-	-	0.25	-	-	17.54
2022	1,296,850	-	-	1.15	1,493,445	3.27	-	-	0.25	-	-	(14.87)
2021	1,251,780	-	-	1.35	1,693,422	1.88	-	-	0.25	-	-	10.62
2020	1,211,566	-	-	1.22	1,481,694	2.48	-	-	0.25	-	-	7.62
2019	1,139,366	-	-	1.14	1,294,774	2.77	-	-	0.25	-	-	21.04
F-106

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Voya Russell™ Mid Cap Index Division
2023	1,695,519	$-	-	$1.74	$2,951,626	1.58%	-%	-	0.25%	-%	-	16.51%
2022	1,387,761	-	-	1.49	2,073,613	0.74	-	-	0.25	-	-	(17.77)
2021	1,262,767	-	-	1.82	2,294,465	0.79	-	-	0.25	-	-	21.80
2020	996,375	-	-	1.49	1,486,419	1.20	-	-	0.25	-	-	16.32
2019	748,449	-	-	1.28	959,866	1.24	-	-	0.25	-	-	29.74
Voya Russell™ Small Cap Index Division
2023	508,815	-	-	1.50	765,547	1.50	-	-	0.25	-	-	16.35
2022	399,075	-	-	1.29	516,043	0.50	-	-	0.25	-	-	(20.89)
2021	265,008	-	-	1.63	433,177	0.46	-	-	0.25	-	-	14.04
2020	255,930	-	-	1.43	366,824	1.06	-	-	0.25	-	-	19.34
2019	166,147	-	-	1.20	199,550	0.70	-	-	0.25	-	-	24.77
VY® CBRE Global Real Estate Division
2023	242,413	2.46	to	2.67	627,757	1.79	0.15	to	0.70	11.55	to	12.16
2022	231,202	2.20	to	2.38	531,668	3.01	0.15	to	0.70	(25.65)	to	(25.24)
2021	227,531	2.96	to	3.19	701,469	2.71	0.15	to	0.70	33.21	to	33.94
2020	223,661	2.22	to	2.38	510,408	5.82	0.15	to	0.70	(5.70)	to	(5.18)
2019	196,349	2.36	to	2.51	472,645	2.54	0.15	to	0.70	23.48	to	24.16
[1]The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
[2]The expense ratios represent the annualized policy expense of the divisions of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.
[4]See Note 2 to the financial statements for the previous name of this division.
[5]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the division name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond. Financial highlights for the years 2018-2021 correspond to the Invesco V.I. Core Bond Division.
[6]For the period January 1, 2022 to November 4, 2022. Effective November 4, 2022 this Division liquidated and any contract value in the Division after the close of the New York Stock Exchange on November 4, 2022 was automatically transferred to the MML U.S. Government Money Market Division.
[7]This fund/division became available to the Separate Account as an investment option on June 26, 2017, but it is presented from the year when the investment or unit activity has been started.
[8]This fund/division became available to the Separate Account as an investment option on October 16, 2020, but it is presented from the year when the investment or unit activity has been started.
[9]Effective May 1, 2023, the JPMorgan Insurance Trust U.S. Equity Portfolio merged into the LVIP JPMorgan U.S. Equity Fund. The LVIP JPMorgan U.S. Equity Fund assumed the accounting and performance history of the JPMorgan Insurance Trust U.S. Equity Portfolio.
[10]This fund/division became available to the Separate Account as an investment option on May 1, 2021, but it is presented from the year when the investment or unit activity has been started.
[11]This fund/division became available to the Separate Account as an investment option on May 1, 2023, but it is presented from the year when the investment or unit activity has been started.
[12]For the period January 1, 2019 through April 29, 2019. Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account.
F-107

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

	Administrative Charge	$0 - $12 per month per policy
This charge is assessed through the redemption of units.

	Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.10% - 1.00% of the policy’s assets held in the Separate Account.
This charge is assessed through a reduction in unit values or through the redemption of units.

	Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

	Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

	Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

	Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.
F-108

Notes To Financial Statements (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account.
These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.025 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk
$0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.32 per $1 of monthly deductions
$0.00 to $0.04 per $1 of specified benefit amount
$0.009 to $0.149 per $1 of specified premium
$0.00 to $0.09783 per $1,000 of insurance risk

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk
$0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions
$4.55 to $11.98 per $100 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction
$0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.00 to $83.33 per $1,000 of face amount
M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.01 to $36.72 per $1,000 of insurance risk

O. Children's Level Term Insurance Rider	$4.50 per month

P. Spouse Level Term Insurance Rider	$0.06 - $1.22 per $1,000 of rider coverage

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 7, 2024, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

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